SANFORD C. BERNSTEIN FUND, INC.
SANFORD C. BERNSTEIN FUND II, INC.



PROSPECTUS

February 1, 2008

Non-U.S. Stock Portfolios
--------------------------------------------------------------------------------
Tax-Managed International
International
Emerging Markets

Fixed-Income Municipal Portfolios
--------------------------------------------------------------------------------
Short-Duration Portfolios
  Short Duration New York Municipal
  Short Duration California Municipal
  Short Duration Diversified Municipal

Intermediate-Duration Portfolios
  New York Municipal
  California Municipal
  Diversified Municipal

Fixed-Income Taxable Portfolios
--------------------------------------------------------------------------------
Short-Duration Portfolios
  U.S. Government Short Duration
  Short Duration Plus

Intermediate-Duration Portfolios
  Intermediate Duration
  Intermediate Duration Institutional

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

           Introduction...............................................................................  1
           International Portfolios...................................................................  2
           Emerging Markets Portfolio.................................................................  7
           New York Municipal Portfolio............................................................... 13
           Short Duration New York Municipal Portfolio................................................ 18
           California Municipal Portfolio............................................................. 23
           Short Duration California Municipal Portfolio.............................................. 28
           Diversified Municipal Portfolio............................................................ 33
           Short Duration Diversified Municipal Portfolio............................................. 38
           U.S. Government Short Duration Portfolio................................................... 43
           Short Duration Plus Portfolio.............................................................. 47
           Intermediate Duration Portfolio............................................................ 51
           Intermediate Duration Institutional Portfolio.............................................. 55
           Additional Information About Principal Investment Strategies and Risks..................... 59
           Additional Investment Information, Special Investment Techniques and Related Risks......... 61
           Prior Performance of Similarly Managed Accounts............................................ 75
           Fund Management............................................................................ 78
           The Funds' Boards of Directors............................................................. 81
           Pricing Portfolio Shares................................................................... 81
           Purchasing Shares.......................................................................... 82
           Selling Shares............................................................................. 86
           Exchanging Shares.......................................................................... 87
           Dividends, Distributions and Taxes......................................................... 88
           Financial Highlights....................................................................... 90

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

INTRODUCTION
--------------------------------------------------------------------------------


           This Prospectus describes the 12 Portfolios of the Sanford C. Bernstein Fund, Inc. ("SCB") and the Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration Institutional") of the Sanford C. Bernstein Fund II, Inc. ("SCB II") (together SCB and SCB II, the "Funds"). The 12 Portfolios of SCB and Intermediate Duration Institutional are collectively referred to in the Prospectus as the "Portfolios." SCB currently comprises nine fixed-income Portfolios (the "Fixed-Income Portfolios") and three international equity Portfolios (the "Non-U.S. Stock Portfolios"). Each Portfolio represents a separate portfolio of securities and each has its own investment objective. For the New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Tax-Managed International and International Portfolios of SCB, this Prospectus relates to the New York Municipal Class, California Municipal Class, Diversified Municipal Class, Short Duration Plus Class, Tax-Managed International Class and International Class of shares of these respective Portfolios.

           AllianceBernstein L.P. is the investment manager of the Funds. This Prospectus refers to AllianceBernstein L.P. as "the Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

           Before investing in any Portfolio of the Funds, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the Non-U.S. Stock Portfolios, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

           These and other risks are discussed in more detail in the pages that follow and in each Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------

Investment Objectives

Tax-Managed International Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

International Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

Each of the Tax-Managed International Portfolio and the International Portfolio (the "International Portfolios") will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, we draw on the capabilities of separate investment teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The International Portfolios' international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the International Portfolios, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of each International Portfolio will consist of international value stocks and 50% will consist of international growth stocks. We will rebalance the International Portfolios as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the International Portfolios may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The Tax-Managed International Portfolio was formerly known as the Tax-Managed International Value Portfolio, and the International Portfolio was formerly known as the International Value Portfolio II. Prior to September 2, 2003, 100% of the value of each International Portfolio consisted of international value stocks.

The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). If research determines the need to hedge a portion of the currency risk, the Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The International Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the International Portfolios will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the International Portfolio to the equity markets. The International Portfolios may also make investments in less developed or emerging equity markets.

The International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Additional Strategies Applicable to the Tax-Managed International Portfolio

The Tax-Managed International Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, we may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, we may sell securities in the Portfolio with the highest cost basis. We may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------


Principal Investment Risks

General risks of investing in the Portfolios: The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that a Portfolio will achieve its investment objective.

Risks of investing in foreign (non-U.S.) securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission ("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index.

Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the International Portfolios will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolios and your investment. Certain countries in which the Portfolios may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Other foreign investment risks include:
..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

Risks of investing in emerging-market securities: Investing in emerging-market countries entails greater economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios' assets. In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolios more volatile and can compound other risks.

Management risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The returns shown below in the bar charts and the tables are for the Tax-Managed International Portfolio and the International Portfolio. Prior to September 2003, the investment style was an all-value investment style. In September 2003, the investment style of the International Portfolios changed from all-value to a blend of growth and value. The bar charts show the performance of the International Portfolio for each full calendar year since inception and the Tax-Managed International Portfolio for the past 10 calendar years. The tables show how each Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolios and give some indication of the risk. The Portfolios' past performance, before and after taxes, is no guarantee of how either will perform in the future.

   INTERNATIONAL PORTFOLIO

   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

   2001       2002      2003     2004      2005      2006     2007
   ----       ----      ----     ----      ----      ----     ----
  -12.92%    -8.84%     39.35%   18.48%   14.67%    24.21%    9.15%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter   Total
                                        Ended    Return
                        --------------------------------
                        Best Quarter  6/30/2003  24.94%
                        Worst Quarter 9/30/2002 (21.95%)

   Average Annual Total Returns
   ----------------------------------

                                            For Periods Ended
                                            December 31, 2007
                                         ----------------------
                                          One   Five     Since
                                          Year  Years  Inception*
              ---------------------------------------------------
              International Portfolio
                Returns Before Taxes      9.15% 20.75%   9.44%
                Returns After Taxes on
                 Distributions+           6.82% 19.67%   7.90%
                Returns After Taxes on
                 Distributions and Sale
                 of Portfolio Shares+     8.29% 18.33%   7.56%
                MSCI EAFE Index
                 (reflects no deduction
                 for fees, expenses, or
                 taxes)                  11.17% 21.59%   7.10%++

   *The Portfolio commenced operations on April 30, 1999.
   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  ++Since May 1, 1999, the first full month after Portfolio inception (April
    30, 1999).

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

   TAX-MANAGED INTERNATIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                     [CHART]

 1998   1999    2000    2001    2002    2003   2004    2005    2006    2007
 ----   ----    ----    ----    ----    ----   ----    ----    ----    ----
10.95% 22.71%  -4.88% -12.52%  -8.51%  38.83%  17.58%  14.44%  24.86%  7.37%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter   Total
                                        Ended    Return
                        --------------------------------
                        Best Quarter  6/30/2003  24.55%
                        Worst Quarter 9/30/2002 (21.98%)

   Average Annual Total Returns
   ----------------------------------

                                              For Years Ended
                                             December 31, 2007
                                            --------------------
                                             One   Five    Ten
                                             Year  Years  Years
               -------------------------------------------------
               Tax-Managed International
                 Returns Before Taxes        7.37% 20.15% 10.01%
                 Returns After Taxes on
                  Distributions*             5.45% 19.02%  8.83%
                 Returns After Taxes on
                  Distributions and Sale
                  of Portfolio Shares*       7.40% 17.89%  8.48%
                 MSCI EAFE Index (reflects
                  no deduction for fees,
                  expenses, or taxes)       11.17% 21.59%  8.66%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Tax-Managed International Portfolio uses certain tax management strategies in seeking to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders and by selling stocks with unrealized losses to offset realized gains in the portfolio. The International Portfolio is managed without regard to potential tax consequences to its shareholders.

The Tax-Managed International Portfolio currently has significant built-up unrealized capital gains which, to a certain extent, reflect the cumulative effect of its tax management strategies. A large amount of net redemptions of the Tax-Managed International Portfolio shares would require the liquidation of portfolio securities which could result in substantial realized taxable gains for shareholders remaining in the Portfolio after these redemptions.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.

Fee Table

--------------------------------------------------------------------------------

                                                            TAX- MANAGED       INTERNATIONAL
                                                       INTERNATIONAL PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                  None               None
       Sales Charge (Load) Imposed on Reinvested
         Dividends                                               None               None
       Deferred Sales Charge (Load)                              None               None
       Redemption Fees                                           None               None
       Exchange Fees                                             None               None
       Maximum Account Fee                                       None/1/            None/1/
---------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio
         assets)

       Management Fees                                           .81%               .87%
       Distribution (12b-1) Fees                                 None               None
       Other Expenses
        Shareholder Servicing Fees                               .25%               .25%
        Transfer Agent Expenses                                  .00%/2/            .00%/2/
        All Other Expenses                                       .06%               .06%
                                                                -----              -----
       Total Other Expenses                                      .31%               .31%
                                                                -----              -----
Total Annual Portfolio Operating Expenses                       1.12%              1.18%
                                                                =====              =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Transfer agent expenses are less than one basis point.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Yr.          $114   $120

                          3 Yrs. (cum.)  $356   $375

                          5 Yrs. (cum.)  $617   $649

                          10 Yrs. (cum.) $1,363 $1,432

--------------------------------------------------------------------------------
6

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

Principal Investment Strategies

The Emerging Markets Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

The Manager will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World
Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand and Turkey.

We diversify the investment portfolio between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities based on our fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, we draw on the capabilities of separate investment teams.

The Portfolio's emerging markets growth stocks are selected using
AllianceBernstein's emerging markets growth investment discipline. The emerging markets growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's emerging markets value stocks are selected using the fundamental emerging markets value investment discipline of Bernstein. In selecting stocks for the Portfolio, the Bernstein emerging markets value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. We will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40% - 60% before rebalancing occurs. The Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts ("REITs"), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Emerging Markets Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, we will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. We will also consider the transaction costs and volatility of each individual market.

We will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive.

In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE index.

Principal Investment Risks

General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Risks of investing in emerging-markets securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance will generally not mirror the returns provided by a specific market index.

Allocation Risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment.

Although forward contracts will be used to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Other foreign investing risks include:
..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the United States and may result in delays or may not fully protect the Portfolio against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------


..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

Investments in small companies: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

Actions by a few major investors: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Country concentration risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory, interest rate and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

Real Estate Investment Trust risk: Investing in REITs may subject the Portfolio to the risk of changes in the value of the underlying property owned by the REITs. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). REITs also are subject to interest rate risks.

Investment Performance

The returns shown below in the bar charts and tables are for the Portfolio. Prior to May 2005, the investment style was an all-value style. In May 2005, the investment style of the Portfolio changed from all-value to a blend of growth and value. The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

The returns in the bar chart do not reflect the portfolio transaction fee of 1.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

The average annual total returns in the table reflect the returns to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 1.00% portfolio transaction fee. Without taking into account this transaction fee, average annual total returns to

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

a shareholder for the one-year, five-year, and ten-year periods ended December 31, 2007, before taxes, would have been 34.04%, 40.51% and 18.32%, respectively.

   EMERGING MARKETS PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------
                                        [CHART]

  1998   1999    2000    2001   2002   2003    2004    2005   2006    2007
  ----   ----    ----    ----   ----   ----    ----    ----   ----    -----
 -21.09% 73.01% -28.16% -3.62% -3.84%  76.89%  39.18%  28.78% 28.89%  34.04%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter   Total
                                        Ended    Return
                        --------------------------------
                        Best Quarter  6/30/1999  35.18%
                        Worst Quarter 6/30/1998 (25.16%)

   Average Annual Total Returns
   ----------------------------------

                                             For Years Ended
                                            December 31, 2007
                                           --------------------
                                            One   Five    Ten
                                            Year  Years  Years
                -----------------------------------------------
                Emerging Markets
                  Returns Before Taxes     31.38% 39.95% 18.08%
                  Returns After Taxes on
                   Distributions+          27.01% 37.47% 16.92%
                  Returns After Taxes on
                   Distributions and Sale
                   of Portfolio Shares+    25.85% 35.90% 16.28%
                  MSCI Emerging Markets
                   Index (reflects no
                   deduction for fees,
                   expenses, or taxes)     39.39% 37.02% 14.30%

   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table

--------------------------------------------------------------------------------

                                                                 EMERGING MARKETS
                                                                    PORTFOLIO
---------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Maximum Account Fee                                             None/1/
       Portfolio Transaction Fee upon Purchase of Shares
        (as a percentage of amount invested)*                         1.00%
       Portfolio Transaction Fee upon Redemption of Shares
        (as a percentage of amount redeemed)+                         1.00%
       Portfolio Transaction Fee upon Exchange of Shares(S)           1.00%
---------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                1.08%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .25%
        Transfer Agent Expenses                                        .02%
        All Other Expenses                                             .18%
                                                                      -----
       Total Other Expenses                                            .45%
                                                                      -----
Total Annual Portfolio Operating Expenses                             1.53%
                                                                      =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   * The portfolio transaction fee on purchases is deducted automatically from the amount invested and paid to the Portfolio.

   + The portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio and paid to the Portfolio.

  (S)Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fee and Expenses (cont'd)

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.* The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Yr.                                                           $357

     3 Yrs. (cum.)                                                   $688

     5 Yrs. (cum.)                                                   $1,043

     10 Yrs. (cum.)                                                  $2,045

     You would pay the following expenses if you did not redeem your shares:

     1 Yr.                                                           $254

     3 Yrs. (cum.)                                                   $579

     5 Yrs. (cum.)                                                   $926

     10 Yrs. (cum.)                                                  $1,905

       This example reflects the portfolio transaction fee on purchases but does not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

       The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by AllianceBernstein, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see "Purchasing Shares" section, page 82.

* The expenses include the portfolio transaction fee on purchases and redemptions.

--------------------------------------------------------------------------------
12

NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities and student loan programs.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Tax risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

On November 5, 2007, the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from the Portfolio designated as exempt-interest dividends, or on the market value of the Portfolio, cannot be predicted.

Bond insurer risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Manager gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


   NEW YORK MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                [CHART]

1998    1999    2000   2001   2002   2003   2004   2005   2006   2007
-----  ------   -----  -----  -----  -----  -----  -----  -----  -----
5.21%  -0.03%   8.20%  4.54%  7.28%  3.95%  2.53%  1.74%  3.21%  4.00%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.18%
                        Worst Quarter 6/30/2004 (1.85%)

   Average Annual Total Returns
   ----------------------------------

                                                For Years Ended
                                               December 31, 2007
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
                ------------------------------------------------
                New York Municipal
                  Returns Before Taxes         4.00% 3.08% 4.04%
                  Returns After Taxes on
                   Distributions*              3.99% 3.07% 4.00%
                  Returns After Taxes on
                   Distributions and Sale
                   of Portfolio Shares*        3.80% 3.11% 3.98%
                Lehman Five-Year General
                 Obligation Municipal Bond
                 Index (reflects no deduction
                 for fees, expenses, or taxes) 5.12% 3.33% 4.56%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                     NEW YORK
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .48%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .00%/2/
        All Other Expenses                                             .03%
                                                                       ----
       Total Other Expenses                                            .13%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .61%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Transfer agent expenses are less than one basis point.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $62

                              3 Yrs. (cum.)  $195

                              5 Yrs. (cum.)  $340

                              10 Yrs. (cum.) $762

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Tax risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

On November 5, 2007, the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from the Portfolio designated as exempt-interest dividends, or on the market value of the Portfolio, cannot be predicted.

Bond insurer risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Manager gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------


   SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------


                                    [CHART]

1998  1999  2000   2001   2002  2003  2004  2005  2006   2007
----  ----  ----   ----   ----  ----  ----  ----  ----   ----
3.77% 2.30% 4.78%  4.50%  3.08% 1.80% 1.01% 1.52%  2.79% 3.65%




   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/2001  1.67%
                        Worst Quarter 6/30/2004 (0.36%)

   Average Annual Total Returns
   ----------------------------------

                                                For Periods Ended
                                                December 31, 2007
                                                -----------------
                                                One   Five   Ten
                                                Year  Years Years
               --------------------------------------------------
               Short Duration New York
                Municipal
                 Returns Before Taxes           3.65% 2.15% 2.91%
                 Returns After Taxes on
                  Distributions*                3.65% 2.14% 2.89%
                 Returns After Taxes on
                  Distributions and Sale of
                  Portfolio Shares*             3.48% 2.17% 2.89%
                 Lehman One-Year Municipal
                  Index (reflects no deduction
                  for fees, expenses, or
                  taxes)                        4.37% 2.36% 3.44%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                  SHORT DURATION
                                                                NEW YORK MUNICIPAL
                                                                    PORTFOLIO
----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .45%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .02%
        All Other Expenses                                             .12%
                                                                       ----
       Total Other Expenses                                            .24%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .69%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $70

                              3 Yrs. (cum.)  $221

                              5 Yrs. (cum.)  $384

                              10 Yrs. (cum.) $859

--------------------------------------------------------------------------------
22

CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------


Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Tax risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

On November 5, 2007, the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from the Portfolio designated as exempt-interest dividends, or on the market value of the Portfolio, cannot be predicted.

Bond insurer risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Manager gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   CALIFORNIA MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

1998    1999    2000   2001   2002   2003   2004   2005   2006   2007
-----  ------   -----  -----  -----  -----  -----  -----  -----  ----
5.12%  -0.06%   8.53%  4.57%  5.81%  3.68%  2.57%  1.54%  3.30%  3.96%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.22%
                        Worst Quarter 6/30/2004 (1.81%)

   Average Annual Total Returns
   ----------------------------------

                                               For Periods Ended
                                               December 31, 2007
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
                ------------------------------------------------
                California Municipal
                  Returns Before Taxes         3.96% 3.01% 3.88%
                  Returns After Taxes on
                   Distributions*              3.94% 2.98% 3.83%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*           3.73% 3.01% 3.80%
                Lehman Five-Year General
                 Obligation Municipal Bond
                 Index (reflects no deduction
                 for fees, expenses, or taxes) 5.12% 3.33% 4.56%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                    CALIFORNIA
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .49%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .00%/2/
        All Other Expenses                                             .03%
                                                                       ----
       Total Other Expenses                                            .13%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .62%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Transfer agent expenses are less than one basis point.
--------------------------------------------------------------------------------

EXAMPLE

       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $63

                              3 Yrs. (cum.)  $199

                              5 Yrs. (cum.)  $346

                              10 Yrs. (cum.) $774

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California's municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Tax risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

On November 5, 2007, the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from the Portfolio designated as exempt-interest dividends, or on the market value of the Portfolio, cannot be predicted.

Bond insurer risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Manager gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------


                            [CHART]

 1998  1999  2000  2001  2002  2003  2004  2005  2006  2007
 ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
 3.90% 2.37% 4.88% 4.41% 2.62% 1.51% 0.77% 1.17% 2.70% 3.57%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/2001  1.65%
                        Worst Quarter 6/30/2004 (0.36%)

   Average Annual Total Returns
   ----------------------------------

                                               For Periods Ended
                                               December 31, 2007
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
                ------------------------------------------------
                Short Duration California
                 Municipal
                  Returns Before Taxes         3.57% 1.94% 2.78%
                  Returns After Taxes on
                   Distributions*              3.54% 1.92% 2.73%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*           3.31% 1.95% 2.73%
                Lehman One-Year Municipal
                 Index (reflects no deduction
                 for fees, expenses, or taxes) 4.37% 2.36% 3.44%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   SHORT DURATION
                                                                CALIFORNIA MUNICIPAL
                                                                     PORTFOLIO
------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                         None
       Sales Charge (Load) Imposed on Reinvested Dividends              None
       Deferred Sales Charge (Load)                                     None
       Redemption Fees                                                  None
       Exchange Fees                                                    None
       Maximum Account Fee                                              None/1/
------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                  .45%
       Distribution (12b-1) Fees                                         None
       Other Expenses
        Shareholder Servicing Fees                                      .10%
        Transfer Agent Expenses                                         .03%
        All Other Expenses                                              .15%
                                                                        ----
       Total Other Expenses                                             .28%
                                                                        ----
Total Annual Portfolio Operating Expenses                               .73%
                                                                        ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $75

                              3 Yrs. (cum.)  $233

                              5 Yrs. (cum.)  $406

                              10 Yrs. (cum.) $906

--------------------------------------------------------------------------------
32

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the that risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly

--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Tax risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

On November 5, 2007, the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from the Portfolio designated as exempt-interest dividends, or on the market value of the Portfolio, cannot be predicted.

Bond insurer risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Manager gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


   DIVERSIFIED MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------



                                 [CHART]

1998   1999  2000   2001   2002   2003  2004   2005   2006   2007
----   ----  ----   ----   ----   ----  ----   ----   ----   ----
4.62%  0.45% 7.81%  5.49%  6.79%  4.04% 2.60%  1.48%  3.18%  4.05%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  2.94%
                        Worst Quarter 6/30/2004 (1.78%)

   Average Annual Total Returns
   ----------------------------------

                                               For Periods Ended
                                               December 31, 2007
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
                ------------------------------------------------
                Diversified Municipal
                 Returns Before Taxes          4.05% 3.06% 4.03%
                  Returns After Taxes on
                   Distributions*              4.05% 3.05% 3.99%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*           3.81% 3.09% 3.96%
                Lehman Five-Year General
                 Obligation Municipal Bond
                 Index (reflects no deduction
                 for fees, expenses, or taxes) 5.12% 3.33% 4.56%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                    DIVERSIFIED
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .45%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .00%/2/
        All Other Expenses                                             .03%
                                                                       ----
       Total Other Expenses                                            .13%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .58%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford C. Bernstein & Co., LLC (not to the Fund).

   2 Transfer agent expenses are less than one basis point.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $59

                              3 Yrs. (cum.)  $186

                              5 Yrs. (cum.)  $324

                              10 Yrs. (cum.) $726

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------


The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund.

The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Tax risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

On November 5, 2007, the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from the Portfolio designated as exempt-interest dividends, or on the market value of the Portfolio, cannot be predicted.

Bond insurer risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Manager gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------



   SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

 1998   1999  2000   2001   2002   2003  2004   2005   2006   2007
 ----   ----  ----   ----   ----   ----  ----   ----   ----   -----
 3.94%  2.57% 4.69%  5.11%  3.69%  1.86%  1.10% 1.43%  2.84%  3.73%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  6/30/2002  1.92%
                        Worst Quarter 6/30/2004 (0.35%)

   Average Annual Total Returns
   ----------------------------------

                                               For Periods Ended
                                               December 31, 2007
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
                ------------------------------------------------
                Short Duration Diversified
                 Municipal
                 Returns Before Taxes          3.73% 2.19% 3.09%
                  Returns After Taxes on
                   Distributions*              3.72% 2.16% 3.04%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*           3.49% 2.20% 3.04%
                Lehman One-Year Municipal
                 Index (reflects no deduction
                 for fees, expenses, or taxes) 4.37% 2.36% 3.44%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   SHORT DURATION
                                                                DIVERSIFIED MUNICIPAL
                                                                      PORTFOLIO
-------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                         None
       Sales Charge (Load) Imposed on Reinvested Dividends              None
       Deferred Sales Charge (Load)                                     None
       Redemption Fees                                                  None
       Exchange Fees                                                    None
       Maximum Account Fee                                              None/1/
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                  .45%
       Distribution (12b-1) Fees                                        None
       Other Expenses
        Shareholder Servicing Fees                                      .10%
        Transfer Agent Expenses                                         .01%
        All Other Expenses                                              .10%
                                                                        ----
       Total Other Expenses                                             .21%
                                                                        ----
Total Annual Portfolio Operating Expenses                               .66%
                                                                        ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $67

                              3 Yrs. (cum.)  $211

                              5 Yrs. (cum.)  $368

                              10 Yrs. (cum.) $822

--------------------------------------------------------------------------------
42

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

Principal Investment Strategies

The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's Corporation ("Standard & Poor's") or Fitch Ratings, Inc. ("Fitch") or Aa or better by Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Manager to be of comparable quality). Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Since the U.S. Government Short Duration Portfolio owns a high percentage of securities that are U.S. Government securities, its returns will generally be lower than those of the Short Duration Plus Portfolio.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association ("GNMA") are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation ("FHLMC") are backed

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

only by the credit of FHLMC. However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.

No government guarantee: Investments in the Portfolio are not insured by the U.S. Government.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

  Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

  Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

  Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

  Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

  Credit risk: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for certain fixed-income securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the

--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


   U.S. GOVERNMENT SHORT DURATION PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

 1998   1999  2000   2001   2002   2003  2004   2005   2006   2007
 ----   ----  ----   ----   ----   ----  ----   ----   ----   -----
5.55%   3.08% 7.34% 7.55%   5.64%  1.44% 0.94%  1.16%  3.69%  5.65%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2001  3.43%
                        Worst Quarter 6/30/2004 (1.28%)

   Average Annual Total Returns
   ----------------------------------

                                               For Periods Ended
                                               December 31, 2007
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
               -------------------------------------------------
               U.S. Government Short Duration
                 Returns Before Taxes          5.65% 2.56% 4.18%
                 Returns After Taxes on
                  Distributions*               4.13% 1.39% 2.61%
                 Returns After Taxes on
                  Distributions and Sale of
                  Portfolio Shares*            3.64% 1.50% 2.61%
                 Merrill Lynch 1-3 Year
                  Treasury Index (reflects no
                  deduction for fees,
                  expenses, or taxes)          7.32% 3.12% 4.75%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT
                                                                SHORT DURATION
                                                                   PORTFOLIO
-------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                      None
       Sales Charge (Load) Imposed on Reinvested Dividends           None
       Deferred Sales Charge (Load)                                  None
       Redemption Fees                                               None
       Exchange Fees                                                 None
       Maximum Account Fee                                           None/1/
-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                               .45%
       Distribution (12b-1) Fees                                     None
       Other Expenses
        Shareholder Servicing Fees                                   .10%
        Transfer Agent Expenses                                      .03%
        All Other Expenses                                           .14%
                                                                     ----
       Total Other Expenses                                          .27%
                                                                     ----
Total Annual Portfolio Operating Expenses/2/                         .72%
                                                                     ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2007.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $74

                              3 Yrs. (cum.)  $230

                              5 Yrs. (cum.)  $401

                              10 Yrs. (cum.) $894

--------------------------------------------------------------------------------
46

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. As a result, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (non-U.S.) securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. Dollar value of securities denominated in that currency. These

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

  Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.
  Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

  Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

  Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

  Credit risk: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for certain fixed-income securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign securities will decline.

--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------


It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment. Certain countries in which the Portfolio may invest are members of the EU and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


   SHORT DURATION PLUS PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------


                                    [CHART]

 1998   1999   2000  2001   2002   2003   2004    2005   2006  2007
 ----   ----   ----  ----   ----   ----   ----    ----   ----  ----
 5.93%  3.78%  6.32% 8.35%  5.09%  2.57%  1.27%   1.35%  4.08% 3.86%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2001  3.16%
                        Worst Quarter 6/30/2004 (1.15%)

   Average Annual Total Returns
   ----------------------------------

                                                For Years Ended
                                               December 31, 2007
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
               -------------------------------------------------
               Short Duration Plus
                Returns Before Taxes           3.86% 2.62% 4.24%
                 Returns After Taxes on
                  Distributions*               2.17% 1.34% 2.56%
                 Returns After Taxes on
                  Distributions and Sale of
                  Portfolio Shares*            2.49% 1.49% 2.59%
               Merrill Lynch 1-3 Year Treasury
                Index (reflects no deduction
                for fees, expenses, or taxes)  7.32% 3.12% 4.75%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                SHORT DURATION
                                                                PLUS PORTFOLIO
------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                      None
       Sales Charge (Load) Imposed on Reinvested Dividends           None
       Deferred Sales Charge (Load)                                  None
       Redemption Fees                                               None
       Exchange Fees                                                 None
       Maximum Account Fee                                           None/1/
------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                               .45%
       Distribution (12b-1) Fees                                     None
       Other Expenses
        Shareholder Servicing Fees                                   .10%
        Transfer Agent Expenses                                      .01%
        All Other Expenses                                           .06%
                                                                     ----
       Total Other Expenses                                          .17%
                                                                     ----
Total Annual Portfolio Operating Expenses/2/                         .62%
                                                                     ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2007.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $63

                              3 Yrs. (cum.)  $199

                              5 Yrs. (cum.)  $346

                              10 Yrs. (cum.) $774

--------------------------------------------------------------------------------
50

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Junk bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty. No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Foreign (non-U.S.) securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. Dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

  Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

  Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

  Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

  Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

  Credit risk: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for certain fixed-income securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------


Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign securities will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment. Certain countries in which the Portfolio may invest are members of the EU and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


   INTERMEDIATE DURATION PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------


                                [CHART]

1998  1999  2000  2001  2002  2003  2004  2005  2006  2007
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
6.87% 0.64% 8.37% 7.19% 7.16% 5.10% 4.07% 2.46% 4.55% 5.40%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.76%
                        Worst Quarter 6/30/2004 (2.37%)

   Average Annual Total Returns
   ----------------------------------

                                               For Years Ended
                                              December 31, 2007
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Intermediate Duration
                  Returns Before Taxes        5.40% 4.31% 5.16%
                  Returns After Taxes on
                   Distributions*             3.53% 2.76% 3.20%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          3.48% 2.77% 3.19%
                Lehman Aggregate Bond Index
                 (reflects no deduction for
                 fees, expenses, or taxes)    6.97% 4.42% 5.97%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   INTERMEDIATE
                                                                DURATION PORTFOLIO
----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .44%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .01%
        All Other Expenses                                             .03%
                                                                       ----
       Total Other Expenses                                            .14%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .58%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $59

                              3 Yrs. (cum.)  $186

                              5 Yrs. (cum.)  $324

                              10 Yrs. (cum.) $726

--------------------------------------------------------------------------------
54

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of current income.

Principal Investment Strategies

The Intermediate Duration Institutional Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-markets countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Not more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective. Prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform noninflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (non-U.S.) securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. Dollar value of securities denominated in that currency. These

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

risks are heightened with respect to investments in emerging-markets countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

  Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

  Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

  Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

  Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

  Credit risk: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for certain fixed-income securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign

--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------

currency declines in value in relation to the U.S. Dollar, your return on foreign securities will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment. Certain countries in which the Portfolio may invest are members of the EU and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------


                                    [CHART]

  2003   2004   2005  2006  2007
  ----   ----   ----  ----  ----
  5.34%  4.01%  2.59% 4.55% 5.05%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2006  3.66%
                        Worst Quarter 6/30/2004 (2.34%)

   Average Annual Total Returns
   ----------------------------------

                                               For Years Ended
                                              December 31, 2007
                                            --------------------
                                            One   Five    Since
                                            Year  Years Inception*
              ----------------------------------------------------
              Intermediate Duration
               Institutional
                Returns Before Taxes        5.05% 4.30%   5.04%
                Returns After Taxes on
                 Distributions+             3.17% 2.58%   3.27%
                Returns After Taxes on
                 Distributions and Sale of
                 Portfolio Shares+          3.24% 2.67%   3.27%
              Lehman Aggregate Bond
               Index (reflects no
               deduction for fees,
               expenses, or taxes)          6.97% 4.42%   5.24%++

   *The Portfolio commenced operations on May 17, 2002.
   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  ++Since June 1, 2002, the first full month after commencement of operations.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                INTERMEDIATE DURATION
                                                                    INSTITUTIONAL
                                                                      PORTFOLIO
-------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                          None
       Sales Charge (Load) Imposed on Reinvested Dividends               None
       Deferred Sales Charge (Load)                                      None
       Redemption Fees                                                   None
       Exchange Fees                                                     None
       Maximum Account Fee                                               None/1/
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                   .50%
       Distribution (12b-1) Fees                                         None
       Other Expenses
        Transfer Agent Expenses                                          .00%/2/
        All Other Expenses                                               .06%
                                                                        -----
       Total Other Expenses                                              .06%
                                                                        -----
Total Annual Portfolio Operating Expenses                                .56%
                                                                        =====
Fee Waiver and/or Expense Reimbursement                                 (.11%)
                                                                        -----
Net Expenses                                                             .45%/3/
                                                                        =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Transfer agent expenses are less than one basis point.

   3 Reflects the Manager's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Manager for additional one-year terms. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed .45% or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.           $46

                              3 Yrs. (cum.)*  $168

                              5 Yrs. (cum.)*  $302

                              10 Yrs. (cum.)* $691

   * This example assumes the Manager's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

--------------------------------------------------------------------------------
58

ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions for the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. All of our Non-U.S. Stock Portfolios use a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income Portfolios: To identify attractive bonds for the Fixed-Income and Intermediate Duration Institutional Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, we may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

Emerging Markets Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the Emerging Markets Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our global growth and value research teams.

The Emerging Markets Portfolio's emerging markets growth stocks are selected using AllianceBernstein's research-driven emerging markets growth investment discipline. In selecting stocks, the emerging markets growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large emerging markets growth research staff, which follows over 300 companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our emerging markets growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The emerging markets growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Emerging Markets Portfolio's value stocks are selected using Bernstein's research-driven emerging markets value investment discipline. This discipline relies heavily upon fundamental analysis and research of Bernstein's large emerging markets value research staff. The research staff identifies attractive opportunities among a broad universe of approximately 1,500 companies. In selecting stocks, the Bernstein emerging markets value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

The International Portfolios: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolios, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting

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stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolios' international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Non-U.S. Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

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Recent Market Events: The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Additional investments, strategies and practices permitted; details in each Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).

Fixed-Income Portfolios and Intermediate Duration Institutional Portfolio

Interest Only/Principal Only Securities

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid (see discussion below).

Obligations of Supranational Agencies

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 3-4).

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest

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rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in variable rate demand notes ("VRDN") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Municipal Portfolios and the U.S. Government Short Duration and Short Duration Plus Portfolios may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is generally expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration. The Intermediate Duration and Intermediate Duration Institutional Portfolios may invest in below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

Investments in Other Investment Companies

The Intermediate Duration Institutional Portfolio may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Intermediate Duration Institutional Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Intermediate Duration Institutional Portfolio acquires shares in investment companies, shareholders would bear indirectly the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Intermediate Duration Institutional

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Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Duration Plus and Intermediate Duration Portfolios

Bank Loan Debt

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Currency Transactions

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Institutional Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Futures Contracts and Options on Futures Contracts

Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from

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futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

Derivatives

Each Portfolio may use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objective and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

.. Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

.. Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

.. Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a

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  future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

.. Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream but is not exchangeable. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

.. Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

.. Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

.. Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

.. Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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..  Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire

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without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Structured Instruments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be

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successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate swaps and purchase and sell interest rate caps and floors. Each Fixed-Income Municipal Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Portfolio's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Currency Swaps

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and Intermediate Duration Institutional Portfolio may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market.

No Portfolio will use currency swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Portfolio's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Synthetic Foreign Equity Securities

The Non-U.S. Stock Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the

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right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Foreign (Non-U.S.) Securities

The equity securities in which the Non-U.S. Stock Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) and the Intermediate Duration Institutional Portfolio may lend up to 30% of its total assets (including collateral for any security loaned); each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets (including collateral for any security loaned). Each of the Non-U.S. Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral

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should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Real Estate Investment Trusts

The Emerging Markets Portfolio may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Emerging Markets Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward

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commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York).

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite part fail financially.

Short Sales

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If

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the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Dollar Rolls

Each of the Fixed-Income Portfolios as well as Intermediate Duration Institutional Portfolio may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

Future Developments

A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Holdings

Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

Additional Risk Considerations

Fixed-Income Securities

Fixed-Income Portfolios: The value of each Fixed-Income Portfolio's shares, as well as those of Intermediate Duration Institutional Portfolio, will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-

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tion, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Borrowing and Leverage

The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33- 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Non-Diversified Status

Each of the Short-Duration New York and California Portfolios and the Intermediate-Duration New York and California Portfolios (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. For example, California began a large-scale deregulation of its power utility industry, which instituted a mandatory cap on energy prices that California utilities can charge to their customers. Sub sequent increases in the market cost of energy purchased by many California utilities caused these utilities to expe-

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rience financial pressures. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers and some California utilities suspended debt service payments on outstanding debt or payments to suppliers. However, California state officials and the utilities have adopted a plan to ensure adequate, reliable and reasonably priced electric power and natural gas supplies. The SAI provides specific information about the state in which a Portfolio invests.

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As described in this Prospectus, we diversify the investment portfolio of each of the Non-U.S. Stock Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Non-U.S. Stock Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolios are managed. Presented in Displays 3 and 4 is historical performance information for our emerging markets growth and emerging markets value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate emerging markets growth and emerging markets value components of the Emerging Markets Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the Non-U.S. Stock Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Non-U.S. Stock Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Non-U.S. Stock Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the Non-U.S. Stock Portfolios' assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2007. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Non-U.S. Stock Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of these Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolios' shareholders of sales charges and income taxes.

The MSCI Emerging Markets Index shown in Displays 3 and 4 is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2007, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios' assets and by the Manager's allocation of the Portfolios' portfolio between the two investment teams. If either or both of the investment teams employed by the Manager in managing the Portfolios were to perform relatively poorly, and/or if the Manager were to allocate more of either of the Portfolios' portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). The performance information set forth in Display 1 does not represent the performance of the International Portfolios.

Display 1
ALLIANCE INTERNATIONAL GROWTH COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                         Premium/Discount to
                  Growth Composite    MSCI EAFE Index      MSCI EAFE Index
                  ----------------    ---------------      ---------------

One Year                18.98%           11.17%               7.81%
Three Years             17.97%           16.83%               1.14%
Five Years              20.66%           21.59%              -0.93%
Ten Years                9.48%            8.66%               0.82%
Since Inception          9.52%            8.29%               1.23%
(12/90)

Periods ended December 31, 2007
Past performance is no guarantee of future results.

Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Display 2 does not represent the performance of the International Portfolios.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                   Value          MSCI EAFE     Premium/Discount to
                  Composite        Index         MSCI EAFE Index
                   ---------      ---------    -------------------
One Year            5.34%            9.46%           -4.12%
Three Years        18.68%           18.50%            0.18%
Five Years         24.17%           21.27%            2.90%
Ten Years          12.82%            9.57%            3.25%
Since Inception    13.05%           10.38%            2.67%
(12/90)

Periods ended December 31, 2007
Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
76

--------------------------------------------------------------------------------


Until September 2, 2003, the International Portfolios were managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolios have been managed using both the Manager's international growth and international value investment disciplines.

Display 3 presents the historical performance for AllianceBernstein's emerging markets growth investment discipline from its inception, September 30, 1991, through December 31, 2007 ("Emerging Markets Growth Composite"). The performance information set forth in Display 3 does not represent the performance of the Emerging Markets Portfolio.

Display 3
ALLIANCE EMERGING MARKETS GROWTH COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------
                                    [CHART]

                     Emerging Markets   MSCI Emerging  Premium/Discount to MSCI
                     Growth Composite   Markets Index   Emerging Markets Index
                     ----------------   -------------   ----------------------
One Year                     38.97%           39.39%            -0.42%
Three Years                  34.43%           35.15%            -0.72%
Five Years                   37.63%           37.02%             0.61%
Ten Years                    17.77%           14.30%             3.47%
Since Inception              15.26%           12.68%             2.58%
(12/90)


Periods ended December 31, 2007
Past performance is no guarantee of future results.

Display 4 presents the historical performance for Bernstein's emerging markets value investment discipline from January 1, 1996 through December 31, 2007 ("Emerging Markets Value Composite"). The performance information set forth in Display 4 does not represent the performance of the Emerging Markets Portfolio.

Display 4
BERNSTEIN EMERGING MARKETS VALUE COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                          Premium/Discount
               Emerging Markets      MSCI Emerging       to MSCI Emerging
                Value Composite      Markets Index         Markets Index
                ---------------      -------------         -------------
One Year            33.99%               39.39%               -5.40%
Three Years         31.46%               35.15%               -3.69%
Five Years          42.06%               37.02%                5.04%
Ten Years           20.17%               14.30%                5.88%
Since Inception     15.04%               12.68%                3.86%
(12/90)



Periods ended December 31, 2007
Past performance is no guarantee of future results.

Until May 2, 2005, the Emerging Markets Portfolio was managed using only the Manager's emerging markets value discipline. Since May 2, 2005, the Emerging Markets Portfolio has been managed using both the Manager's emerging markets growth and emerging markets value investment disciplines.

The above performance data in Displays 1, 2, 3 and 4 are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Non-U.S. Stock Portfolios. Other methods of computing returns may produce different results, and the results for different periods will vary.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

FUND MANAGEMENT
--------------------------------------------------------------------------------

The investment manager of the Funds is AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading international investment adviser supervising client accounts with assets, as of September 30, 2007, totaling approximately $813 billion (of which approximately $104.1 billion represented assets of investment companies). As of September 30, 2007, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans (including 55 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 38 registered investment companies managed by AllianceBernstein, comprising 117 separate investment portfolios, currently have approximately 4 million shareholder accounts.

The day-to-day management of and investment decisions for the: Emerging Markets and each of the International Portfolios are made by the Blend Investment Policy Team; Short Duration Plus and U.S. Government Short Duration Portfolios are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Intermediate Duration and Intermediate Duration Institutional Portfolios are made by the U.S. Investment Grade: Core Fixed Income Team; and for the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team. Each group or team is comprised of senior team members and relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for making recommendations for the Funds' portfolios.

The following tables list the persons within each team with the most significant responsibility for day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the last five years:

                                           Principal Occupation During
          Employee; Title; Year              the Past Five (5) Years
          ---------------------         ----------------------------------
    Blend Investment Policy Team:
    Daniel T. Grasman                   Vice President of AB Corp. since
    Vice President (since 2008)         2004 and a Senior Portfolio
                                        Manager. Prior thereto, he was
                                        co-founder and Chief Operating
                                        Officer of Xelector since August
                                        2002.
                                           Principal Occupation During
          Employee; Title; Year              the Past Five (5) Years
          ---------------------         -----------------------------------
    Mark A. Hamilton                    Senior Vice President of AB Corp.,
    Senior Vice President (since 2007)  with which he has been associated since prior to 2003.
    Joshua Lisser                       Senior Vice President of AB Corp.,
    Senior Vice President (since 2005)  with which he has been associated since prior to 2003, and Chief
                                        Investment Officer of Structured
                                        Equities.
    Seth J. Masters                     Chief Investment Officer of Blend
    Executive Vice President (since     Strategies Team and Executive Vice
    inception)                          President of AB Corp., with which
                                        he has been associated since prior
                                        to 2003.
    Christopher H. Nikolich             Senior Vice President of AB Corp.,
    Senior Vice President (since 2005)  with which he has been associated since prior to 2003.

    Municipal Bond Investment Team:
    Michael Brooks                      Senior Vice President of AB Corp.,
    Senior Vice President (since 1999)  with which he has been associated since prior to 2003.
    Fred S. Cohen                       Senior Vice President of AB Corp.,
    Senior Vice President (since 1994)  with which he has been associated since prior to 2003.
    R.B. Davidson III                   Senior Vice President of AB Corp.,
    Senior Vice President (since        with which he has been associated
    inception)                          since prior to 2003, and Director
                                        of Municipal Bond Management.
    Terrance T. Hults                   Senior Vice President of AB Corp.,
    Senior Vice President (since 2002)  with which he has been associated since prior to 2003.

    US Investment Grade:
    Liquid Markets Structured Products
    Investment Team:
    Shawn E. Keegan                     Vice President of AB Corp., with
    Vice President (since 2005)         which he has been associated since
                                        prior to 2003.
    Lipkee Lu                           Vice President of AB Corp. since
    Vice President (since 2005)         June 2005. Previously, he was a
                                        Senior Vice President and
                                        Structured Product portfolio
                                        manager at Deerfield Capital
                                        Management LLC since prior to 2003.
    Jeffrey S. Phlegar                  Executive Vice President of AB
    Executive Vice President (since     Corp., with which he has been
    2007)                               associated since prior to 2003,
                                        Chief Investment Officer and
                                        Co-Head of Fixed Income.
    Raymond Wong                        Vice President of AB Corp. since
    Vice President (since 2005)         prior to 2003.

--------------------------------------------------------------------------------
78

--------------------------------------------------------------------------------

                                           Principal Occupation During
          Employee; Title; Year              the Past Five (5) Years
          ---------------------         ----------------------------------
    US Investment Grade:
    Core Fixed Income Investment Team:
    Shawn E. Keegan                     (see above)
    (see above)
    Joran Laird                         Vice President of AB Corp., with
    Vice President (since 2005)         which he has been associated since
                                        prior to 2003.
    Alison M. Martier                   Senior Vice President of AB Corp.,
    Senior Vice President (since 2005)  with which she has been associated since prior to 2003.
    Douglas J. Peebles                  Executive Vice President of AB
    Executive Vice President (since     Corp., with which he has been
    2007)                               associated since prior to 2003,
                                        Chief Investment Officer and
                                        Co-Head of Fixed Income.
    Jeffrey S. Phlegar                  (see above)
    (see above)
    Greg J. Wilensky                    Vice President of AB Corp., with
    Vice President (since 2005)         which he has been associated since
                                        prior to 2003, and Director of
                                        Stable Value Investments.

Each Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios of the Funds.

Certain other clients of the Manager may have investment objectives and policies similar to those of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Portfolio. When two or more of the clients of the Manager (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Investment Management Fees

For the fiscal years indicated, the aggregate fees paid to AllianceBernstein as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                                Fee as a
                                 Fiscal       percentage of
                                  Year        average daily
Portfolio                        Ended         net assets
---------                  ------------------ -------------
U.S. Government Short
 Duration                  September 30, 2007     .50%
Short Duration Plus        September 30, 2007     .48%
Intermediate Duration      September 30, 2007     .44%
New York Municipal         September 30, 2007     .48%
Short Duration New York
 Municipal                 September 30, 2007     .45%
California Municipal       September 30, 2007     .49%
Short Duration California
 Municipal                 September 30, 2007     .45%
Diversified Municipal      September 30, 2007     .45%
Short Duration Diversified
 Municipal                 September 30, 2007     .45%
Tax-Managed International  September 30, 2007     .81%
International              September 30, 2007     .87%
Emerging Markets           September 30, 2007     1.08%
Intermediate Duration
 Institutional             September 30, 2007     .39%*

* Fee stated net of any waivers and/or reimbursements. AllianceBernstein has contractually agreed to waive its fee and/or bear certain expenses as described in the Fee Table on page 58.

A discussion regarding the basis for the Boards of Directors' approval of the Funds' investment advisory agreements is available in the Funds' semi-annual reports to shareholders for the fiscal period ended March 31, 2007.

Shareholder Servicing Fees

AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and each Non-U.S. Stock Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------


Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Funds with distribution services pursuant to a Distribution Agreement between each Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

Retirement Plan Services

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Fund for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

Additional Fees for Certain Investors

Certain investors in the Funds are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Fund related fees. For more information on such fees, please contact your Bernstein advisor.

Additional Information Regarding AllianceBernstein

Legal Proceedings

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against AllianceBernstein; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of Alliance (the "Alliance Capital defendants"); and certain other defendants not affiliated with AllianceBernstein, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various state and federal courts against AllianceBernstein and certain other defendants. All state court actions against AllianceBernstein either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints include substantially identical factual allegations, which appear to be based in large part on the order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which was previously accrued and disclosed, has been

--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------

disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Funds' shares or other adverse consequences to the AllianceBernstein Funds. This may require the AllianceBernstein Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Funds.

THE FUNDS' BOARDS OF DIRECTORS
--------------------------------------------------------------------------------


Each of the Boards of Directors of SCB and SCB II are separate and distinct. Each Director serves on either the Board of Directors of SCB or SCB II.

Certain information regarding the Board of Directors of each of the Funds can be found in each Fund's SAI.

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------


Each Portfolio's net asset value ("NAV") is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

PURCHASING SHARES
--------------------------------------------------------------------------------


Minimum Investments -- For All Portfolios Other than Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in any Portfolio of SCB is $25,000. There is no minimum amount for subsequent investments in the same Portfolio although the Fund reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000. For Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Fund, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolios (other than the Emerging
   Markets Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

.. initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $10,000; and

.. the Manager may, in its discretion, waive the initial minimum investment requirement for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

The purpose of the portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging Markets Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Emerging Markets Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

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Minimum Investments -- Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in the Intermediate Duration Institutional Portfolio of SCB II is $3,000,000. There is no minimum amount for subsequent investments although the Fund reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

.. initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

Procedures -- For All Portfolios

To purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing. If no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

The share price you pay will depend on when your order is received in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

The Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio or the Intermediate Duration Institutional Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number.

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--------------------------------------------------------------------------------

To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

Transaction fees: As discussed above, if you purchase shares of the Emerging Markets Portfolio, you will pay to this Portfolio a transaction fee of 1.00% of the amount invested.

Frequent Purchases and Redemptions of Fund Shares

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that significantly invest in small cap securities and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account

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blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Funds, through their agent,
   Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transaction in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Portfolio shares, there is no

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PURCHASING SHARES (CONT'D)
--------------------------------------------------------------------------------

guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

SELLING SHARES
--------------------------------------------------------------------------------

You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Funds' requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Funds in certain instances. The Funds may waive the requirement that a redemption request must be in writing. The Funds may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Funds unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Funds or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Transaction fees upon redemption: You will be charged a 1% redemption fee upon the sale of shares of the Emerging Markets Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see pages 11-12.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.


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Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

Automatic sale of your shares -- For all Portfolios except the Intermediate Duration Institutional Portfolio: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Automatic sale of your shares -- Intermediate Duration Institutional Portfolio:
Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,500,000, we may, on at least 60 days' prior written notice, sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $1,500,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Funds' discretion. For further information, call your Bernstein advisor at (212) 486-5800.

Payments to financial advisors and their firms: Although the Funds may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

EXCHANGING SHARES
--------------------------------------------------------------------------------


You may exchange your shares in a Portfolio of SCB for shares of the same class in any other Portfolio of SCB. You may exchange your shares in the Intermediate Duration Institutional Portfolio of SCB II for shares of the same class in any portfolio of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Funds reserve the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Fund shares for shares of the Emerging Markets Portfolio, shareholders will be charged the portfolio transaction fee of 1% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets Portfolio for other Fund shares, shareholders will be charged the 1% redemption fee. See pages 11-12 for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While the Funds plan to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" below.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Portfolio of the Funds will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio intend to declare dividends daily and pay them monthly. The Non-U.S. Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

Based on our investment objectives and strategies, we expect that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest), and in general, the Tax-Managed International and the Emerging Markets Portfolios will distribute primarily capital gains distributions. The International Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Municipal Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in both New York Municipal Portfolios, both California Municipal Portfolios and both Diversified Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio that invest in foreign securities and the Non-U.S. Stock Portfolios may be subject to foreign tax

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and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2009 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios and Fixed-Income Taxable Portfolios. However, dividends received from Non-U.S. Stock Portfolios may qualify for such rate in certain cases.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Under certain circumstances, the Non-U.S. Stock Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

The New York Municipal Portfolios provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolios provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

On November 5, 2007, the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from the Fixed-Income Municipal Portfolios designated as exempt-interest dividends, or on the market value of the Fixed-Income Municipal Portfolios, cannot be predicted.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial    Non-U.S. Stock Portfolios    The financial highlights table is intended to help you
Highlights                                understand the financial performance of the Portfolios of the
             .Tax-Managed                 Fund for the periods indicated. Certain information reflects
              International Portfolio     financial results for a single Portfolio share. The total returns in

             .International Portfolio

             .Emerging Markets Portfolio

                                                                                 TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                                                   TAX-MANAGED INTERNATIONAL CLASS
                                                                   ---------------------------------------------------
                                                                       Year          Year         Year        Year
                                                                       Ended         Ended        Ended       Ended
                                                                      9/30/07       9/30/06      9/30/05     9/30/04
  Net asset value, beginning of period                                 $27.20        $24.72        $20.42      $17.53
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                0.47          0.40          0.26        0.15
  Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         5.63          3.82          4.49        3.04
  Contribution from Adviser                                                 0(c)          0(c)          0           0
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       6.10          4.22          4.75        3.19
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                          (0.49)        (0.31)        (0.17)      (0.30)
  Distributions from net realized gain on investment transactions       (3.17)        (1.43)        (0.28)          0
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (3.66)        (1.74)        (0.45)      (0.30)
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                       $29.64        $27.20        $24.72      $20.42
  Total return (a)                                                     24.28%        18.18%        23.62%      18.34%
-----------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                          $9,492,508    $7,512,829    $6,078,513  $4,611,550
  Average net assets (000 omitted)                                 $8,571,465    $6,888,047    $5,303,305  $4,206,956
  Ratio of expenses to average net assets                               1.12%         1.15%(e)      1.22%       1.24%
  Ratio of net investment income to average net assets                  1.68%         1.53%(e)      1.17%       0.79%
  Portfolio turnover rate                                                 52%           67%           53%         71%


                                                                   ------------
                                                                      Year
                                                                      Ended
                                                                     9/30/03
  Net asset value, beginning of period                                 $13.10
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                0.24
  Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         4.39
  Contribution from Adviser                                                 0
------------------------------------------------------------------------------
  Total from investment operations                                       4.63
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                          (0.20)
  Distributions from net realized gain on investment transactions           0
------------------------------------------------------------------------------
  Total distributions                                                   (0.20)
------------------------------------------------------------------------------
  Net asset value, end of period                                       $17.53
  Total return (a)                                                     35.65%
------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                          $3,561,248
  Average net assets (000 omitted)                                 $2,890,486
  Ratio of expenses to average net assets                               1.25%
  Ratio of net investment income to average net assets                  1.59%
  Portfolio turnover rate                                                 28%

Please refer to footnotes on page 102.

--------------------------------------------------------------------------------
90

--------------------------------------------------------------------------------

the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request.

                          INTERNATIONAL PORTFOLIO
                            INTERNATIONAL CLASS
         --------------------------------------------------------- -
           Year         Year        Year       Year       Year
           Ended        Ended       Ended      Ended      Ended
          9/30/07      9/30/06     9/30/05    9/30/04    9/30/03
             $27.17     $23.27        $18.94     $16.06     $11.95
               0.46       0.40          0.25       0.14       0.23

               5.63       3.81          4.25       2.91       4.04
               0(c)          0             0          0          0
         -------------------------------------------------------------
               6.09       4.21          4.50       3.05       4.27
         -------------------------------------------------------------
             (0.53)     (0.31)        (0.17)     (0.17)     (0.16)
             (3.35)          0             0          0          0
         -------------------------------------------------------------
             (3.88)     (0.31)        (0.17)     (0.17)     (0.16)
         -------------------------------------------------------------
             $29.38     $27.17        $23.27     $18.94     $16.06
             24.52%     18.29%        23.90%     19.05%     36.00%
         -------------------------------------------------------------
         $4,315,454 $3,397,969    $2,785,730 $2,190,687 $1,826,667
         $3,892,605 $3,125,615    $2,462,819 $2,045,596 $1,572,731
              1.18%      1.20%(e)      1.26%      1.28%      1.29%
              1.68%      1.55%(e)      1.17%      0.76%      1.63%
                59%        73%           61%        92%        28%


                        EMERGING MARKETS PORTFOLIO
    ------------------------------------------------------------------- -
        Year          Year          Year          Year         Year
        Ended         Ended         Ended         Ended        Ended
       9/30/07       9/30/06       9/30/05       9/30/04      9/30/03
        $38.90        $43.22        $28.91        $20.81      $13.65
          0.45          0.49          0.66          0.36        0.26

         17.69          5.02         14.20          7.76        6.87
          0(c)             0             0             0           0
    -----------------------------------------------------------------------
         18.14          5.51         14.86          8.12        7.13
    -----------------------------------------------------------------------
        (0.35)        (0.60)        (0.06)        (0.22)      (0.08)
        (6.22)        (9.39)        (0.78)             0           0
    -----------------------------------------------------------------------
        (6.57)        (9.99)        (0.84)        (0.22)      (0.08)
    -----------------------------------------------------------------------
          0.15          0.16          0.29          0.20        0.11
        $50.62        $38.90        $43.22        $28.91      $20.81
        50.40%(b)     13.89%(b)     48.78%(b)     34.66%(b)   47.21%(b)
    -----------------------------------------------------------------------
    $3,230,050    $2,152,403    $1,880,526    $1,361,368    $898,402
    $2,660,575    $2,031,225    $1,600,912    $1,150,902    $653,705
         1.53%         1.58%(e)      1.68%         1.72%       1.72%
         1.07%         1.26%(e)      1.85%         1.41%       1.57%
           61%           61%           54%           44%         38%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you understand
Highlights                                     the financial performance of the Portfolios of the Fund for the
             .New York Municipal Portfolio     periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the
             .Short Duration New York
              Municipal Portfolio

                                                                                NEW YORK MUNICIPAL PORTFOLIO
                                                                                       MUNICIPAL CLASS
                                                                  ---------------------------------------------------------
                                                                    Year         Year        Year        Year      Year
                                                                    Ended        Ended       Ended      Ended      Ended
                                                                   9/30/07      9/30/06     9/30/05   9/30/04(d)  9/30/03
  Net asset value, beginning of period                                $13.86     $13.91        $14.11     $14.21     $14.23
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                               0.47       0.47          0.46       0.47       0.50
  Net realized and unrealized gain (loss) on investment, futures
   and foreign currency transactions                                  (0.03)     (0.05)        (0.20)     (0.10)     (0.02)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      0.44       0.42          0.26       0.37       0.48
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                             0          0             0     (0.01)     (0.01)
  Dividends from tax-exempt net investment income                     (0.47)     (0.47)        (0.46)     (0.46)     (0.49)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                 (0.47)     (0.47)        (0.46)     (0.47)     (0.50)
  Net asset value, end of period                                      $13.83     $13.86        $13.91     $14.11     $14.21
  Total return (a)                                                     3.24%      3.09%         1.90%      2.63%      3.45%
---------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                         $1,722,760 $1,484,265    $1,274,466 $1,121,213 $1,006,023
  Average net assets (000 omitted)                                $1,608,192 $1,364,506    $1,190,723 $1,055,386   $954,250
  Ratio of expenses to average net assets                              0.61%      0.62%(e)      0.63%      0.63%      0.65%
  Ratio of net investment income to average net assets                 3.42%      3.40%(e)      3.30%      3.31%      3.53%
  Portfolio turnover rate                                                24%        21%           32%        39%        29%

Please refer to footnotes on page 102.

--------------------------------------------------------------------------------
92

--------------------------------------------------------------------------------

rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request.

                               SHORT DURATION
                        NEW YORK MUNICIPAL PORTFOLIO
         -----------------------------------------------------------
            Year        Year        Year       Year       Year
            Ended       Ended       Ended     Ended       Ended
           9/30/07     9/30/06     9/30/05  9/30/04(d)   9/30/03
              $12.38    $12.39       $12.47    $12.55       $12.57
                0.38      0.32         0.25      0.22         0.26

                0.02    (0.01)       (0.08)    (0.08)       (0.02)
         -------------------------------------------------------------
                0.40      0.31         0.17      0.14         0.24
         -------------------------------------------------------------
                   0         0            0    (0.01)            0
              (0.38)    (0.32)       (0.25)    (0.21)       (0.26)
         -------------------------------------------------------------
              (0.38)    (0.32)       (0.25)    (0.22)       (0.26)
              $12.40    $12.38       $12.39    $12.47       $12.55
               3.25%     2.52%        1.37%     1.16%        1.92%
         -------------------------------------------------------------
            $110,878  $102,756     $123,058  $123,176     $120,941
            $106,936  $113,877     $122,925  $123,457     $119,346
               0.69%     0.74%(e)     0.74%     0.74%        0.76%
               3.04%     2.55%(e)     2.00%     1.80%        2.06%
                 66%       52%          98%       68%          47%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you understand
Highlights                                     the financial performance of the Portfolios of the Fund for the
             .California Municipal Portfolio   periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the
             .Short Duration California
              Municipal Portfolio

                                                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                                                          MUNICIPAL CLASS
                                                                      -------------------------------------------------------
                                                                        Year         Year       Year       Year     Year
                                                                        Ended        Ended      Ended     Ended     Ended
                                                                       9/30/07      9/30/06    9/30/05  9/30/04(d) 9/30/03
  Net asset value, beginning of period                                    $14.21     $14.23      $14.38    $14.46    $14.59
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                   0.46       0.45        0.43      0.43      0.47
  Net realized and unrealized gain (loss) on investment, futures and
   foreign currency transactions                                          (0.03)     (0.02)      (0.13)    (0.07)    (0.13)
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          0.43       0.43        0.30      0.36      0.34
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                                 0          0           0    (0.02)    (0.03)
  Dividends from tax-exempt net investment income                         (0.46)     (0.45)      (0.44)    (0.41)    (0.44)
  Distributions from net realized gains on investment transactions             0          0      (0.01)    (0.01)         0
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (0.46)     (0.45)      (0.45)    (0.44)    (0.47)
  Net asset value, end of period                                          $14.18     $14.21      $14.23    $14.38    $14.46
  Total return (a)                                                         3.12%      3.11%       2.09%     2.55%     2.40%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $1,380,197 $1,194,575    $983,388  $843,206  $685,360
  Average net assets (000 omitted)                                    $1,294,527 $1,073,155    $898,450  $752,372  $625,249
  Ratio of expenses to average net assets                                  0.62%      0.63%(e)    0.65%     0.64%     0.66%
  Ratio of net investment income to average net assets                     3.27%      3.20%(e)    3.04%     3.01%     3.26%
  Portfolio turnover rate                                                    27%        23%         30%       52%       44%

Please refer to footnotes on page 102.

--------------------------------------------------------------------------------
94

--------------------------------------------------------------------------------

rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request.

                             SHORT DURATION
                     CALIFORNIA MUNICIPAL PORTFOLIO
 -----------------------------------------------------------------------    -
    Year              Year           Year           Year         Year
    Ended             Ended          Ended         Ended         Ended
   9/30/07           9/30/06        9/30/05      9/30/04(d)     9/30/03
       $12.46          $12.47            $12.57       $12.67         $12.69
         0.35            0.30              0.24         0.20           0.22

         0.03          (0.01)            (0.10)       (0.10)         (0.02)
 ------------------------------------------------------------------------------
         0.38            0.29              0.14         0.10           0.20
 ------------------------------------------------------------------------------
            0               0                 0       (0.01)         (0.01)
       (0.35)          (0.30)            (0.24)       (0.19)         (0.21)
           --              --                --           --             --
 ------------------------------------------------------------------------------
       (0.35)          (0.30)            (0.24)       (0.20)         (0.22)
       $12.49          $12.46            $12.47       $12.57         $12.67
        3.12%           2.32%             1.11%        0.81%          1.63%
 ------------------------------------------------------------------------------
 $     80,150    $     75,510    $       62,025 $     71,637 $       79,818
 $     77,929    $     67,878    $       63,266 $     77,177 $       80,862
        0.73%           0.81%(e)          0.81%        0.78%          0.80%
        2.84%           2.38%(e)          1.88%        1.59%          1.77%
         103%             83%               91%          90%            72%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you
Highlights                                     understand the financial performance of the Portfolios of the
             .Diversified Municipal Portfolio  Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in
             .Short Duration Diversified
              Municipal Portfolio

                                                                                  DIVERSIFIED MUNICIPAL PORTFOLIO
                                                                                          MUNICIPAL CLASS
                                                                    -----------------------------------------------------------
                                                                      Year         Year        Year        Year      Year
                                                                      Ended        Ended       Ended      Ended      Ended
                                                                     9/30/07      9/30/06     9/30/05   9/30/04(d)  9/30/03
  Net asset value, beginning of period                                  $14.03     $14.06        $14.27     $14.34     $14.37
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                 0.46       0.46          0.44       0.45       0.51
  Net realized and unrealized gain (loss) on investment, futures
   and foreign currency transactions                                    (0.03)     (0.03)        (0.21)     (0.07)     (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        0.43       0.43          0.23       0.38       0.48
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                               0          0             0     (0.02)     (0.01)
  Dividends from tax-exempt net investment income                       (0.46)     (0.46)        (0.44)     (0.43)     (0.50)
  Distributions from net realized gains on investment transactions          --         --            --         --         --
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (0.46)     (0.46)        (0.44)     (0.45)     (0.51)
  Net asset value, end of period                                        $14.00     $14.03        $14.06     $14.27     $14.34
  Total return (a)                                                       3.14%      3.12%         1.62%      2.73%      3.44%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                           $4,653,605 $3,693,513    $2,976,421 $2,509,749 $2,045,981
  Average net assets (000 omitted)                                  $4,174,406 $3,309,135    $2,752,982 $2,261,248 $1,844,104
  Ratio of expenses to average net assets                                0.58%      0.59%(e)      0.61%      0.61%      0.63%
  Ratio of net investment income to average net assets                   3.32%      3.29%(e)      3.09%      3.19%      3.58%
  Portfolio turnover rate                                                  18%        29%           28%        41%        38%

Please refer to footnotes on page 102.

--------------------------------------------------------------------------------
96

--------------------------------------------------------------------------------

the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request.

                                SHORT DURATION
                       DIVERSIFIED MUNICIPAL PORTFOLIO
       ----------------------------------------------------------------
          Year         Year          Year        Year        Year
          Ended        Ended         Ended      Ended        Ended
         9/30/07      9/30/06       9/30/05   9/30/04(d)    9/30/03
            $12.48      $12.51         $12.60      $12.69      $12.79
              0.37        0.34           0.26        0.22        0.29

              0.02      (0.03)         (0.09)      (0.07)      (0.05)
       ------------------------------------------------------------------
              0.39        0.31           0.17        0.15        0.24
       ------------------------------------------------------------------
                 0           0              0      (0.01)        0.00
            (0.37)      (0.34)         (0.26)      (0.21)      (0.29)
                 0           0              0      (0.02)      (0.05)
       ------------------------------------------------------------------
            (0.37)      (0.34)         (0.26)      (0.24)      (0.34)
            $12.50      $12.48         $12.51      $12.60      $12.69
             3.20%       2.51%          1.36%       1.21%       1.97%
       ------------------------------------------------------------------
          $251,456    $209,416       $258,300    $253,728    $233,649
          $219,160    $228,571       $253,042    $240,126    $220,768
             0.66%       0.70%(e)       0.71%       0.69%       0.71%
             3.00%       2.70%(e)       2.06%       1.81%       2.30%
               60%         50%           100%         84%         57%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

Financial    Fixed-Income Taxable Portfolios  The financial highlights table is intended to help you
Highlights                                    understand the financial performance of the Portfolios of the
             .U.S. Government Short Duration  Fund for the periods indicated. Certain information reflects
              Portfolio                       financial results for a single Portfolio share. The total returns in

             .Short Duration Plus Portfolio



                                                                  -----------
                                                                     Year
                                                                     Ended
                                                                    9/30/07
  Net asset value, beginning of period                                 $12.41
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                0.50
  Net realized and unrealized gain (loss) on investment, futures
   and foreign currency transactions                                     0.07
------------------------------------------------------------------------------
  Total from investment operations                                       0.57
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                         (0.51)
  Distributions from net realized gains on investment
   transactions                                                             0
------------------------------------------------------------------------------
  Total distributions                                                  (0.51)
  Net asset value, end of period                                       $12.47
  Total return (a)                                                      4.66%
------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $81,196
  Average net assets (000 omitted)                                    $83,785
  Ratio of expenses to average net assets                               0.77%
  Ratio of expenses to average net assets, excluding interest
   expense                                                              0.77%
  Ratio of net investment income to average net assets                  4.03%
  Portfolio turnover rate                                                101%

                                                                  U.S. GOVERNMENT SHORT DURATION PORTFOLIO
                                                                  ---------------------------------------------------      -
                                                                      Year          Year        Year           Year
                                                                      Ended         Ended       Ended          Ended
                                                                     9/30/06       9/30/05     9/30/04        9/30/03
  Net asset value, beginning of period                                 $12.45         $12.68      $13.00         $13.23
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                0.41           0.30        0.26           0.31
  Net realized and unrealized gain (loss) on investment, futures
   and foreign currency transactions                                   (0.02)         (0.19)      (0.14)         (0.04)
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       0.39           0.11        0.12           0.27
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                         (0.43)         (0.34)      (0.30)         (0.31)
  Distributions from net realized gains on investment
   transactions                                                             0           0(c)      (0.14)         (0.19)
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                  (0.43)         (0.34)      (0.44)         (0.50)
  Net asset value, end of period                                       $12.41         $12.45      $12.68         $13.00
  Total return (a)                                                      3.19%          0.90%       0.93%          2.10%
------------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $86,733        $86,394     $93,595       $112,561
  Average net assets (000 omitted)                                    $83,170        $91,842    $101,777       $120,631
  Ratio of expenses to average net assets                               0.79%(e)       0.78%       0.80%          0.76%
  Ratio of expenses to average net assets, excluding interest
   expense                                                              0.79%(e)       0.78%       0.78%          0.76%
  Ratio of net investment income to average net assets                  3.33%(e)       2.41%       2.06%          2.39%
  Portfolio turnover rate                                                130%           167%        358%           323%

Please refer to footnotes on page 102.

--------------------------------------------------------------------------------
98

--------------------------------------------------------------------------------

the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request.

                       SHORT DURATION PLUS PORTFOLIO
                         SHORT DURATION PLUS CLASS
            ---------------------------------------------------- -
              Year       Year        Year      Year      Year
              Ended      Ended       Ended     Ended     Ended
             9/30/07    9/30/06     9/30/05   9/30/04   9/30/03
               $12.31    $12.39       $12.67    $12.84    $12.78
                 0.55      0.49         0.37      0.30      0.37

               (0.05)    (0.05)       (0.24)    (0.12)      0.06
            --------------------------------------------------------
                 0.50      0.44         0.13      0.18      0.43
            --------------------------------------------------------
               (0.57)    (0.52)       (0.40)    (0.33)    (0.37)

                    0         0       (0.01)    (0.02)         0
            --------------------------------------------------------
               (0.57)    (0.52)       (0.41)    (0.35)    (0.37)
               $12.24    $12.31       $12.39    $12.67    $12.84
                4.15%     3.65%        1.10%     1.37%     3.42%
            --------------------------------------------------------
             $339,266  $375,908     $398,787  $421,881  $413,100
             $355,957  $383,702     $410,072  $411,043  $408,848
                0.65%     0.66%(e)     0.68%     0.70%     0.67%

                0.65%     0.66%(e)     0.68%     0.68%     0.66%
                4.52%     4.00%(e)     2.97%     2.39%     2.89%
                 127%      157%         220%      359%      286%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

--------------------------------------------------------------------------------

Financial    Fixed-Income Taxable Portfolios   The financial highlights table is intended to help you understand
Highlights                                     the financial performance of the Portfolios of the Fund for the peri-
             .Intermediate Duration Portfolio  ods indicated. Certain information reflects financial results for a sin-
                                               gle Portfolio share. The total returns in the table represent the rate
             .Intermediate Duration            that an investor would have earned (or lost) on an investment in the
              Institutional Portfolio          Portfolio (assuming reinvestment of all dividends and distributions).

                                                                                    INTERMEDIATE DURATION PORTFOLIO
                                                                      ---------------------------------------------------------
                                                                        Year         Year        Year       Year       Year
                                                                        Ended        Ended       Ended      Ended      Ended
                                                                       9/30/07      9/30/06     9/30/05    9/30/04    9/30/03
  Net asset value, beginning of period                                    $13.11     $13.27        $13.41     $13.43     $13.08
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                   0.62       0.59          0.53       0.50       0.47
  Net realized and unrealized gain (loss) on investment, futures and
   foreign currency transactions                                          (0.01)     (0.15)        (0.09)     (0.01)       0.35
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          0.61       0.44          0.44       0.49       0.82
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                            (0.61)     (0.60)        (0.54)     (0.51)     (0.47)
  Distributions from net realized gains on investment transactions             0          0(c)     (0.04)          0          0
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (0.61)     (0.60)        (0.58)     (0.51)     (0.47)
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                          $13.11     $13.11        $13.27     $13.41     $13.43
  Total return (a)                                                         4.78%      3.47%         3.35%      3.74%      6.39%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $5,062,112 $4,138,898    $3,386,745 $2,852,803 $2,402,262
  Average net assets (000 omitted)                                    $4,592,670 $3,694,176    $3,104,905 $2,612,933 $2,249,030
  Ratio of expenses to average net assets                                  0.58%      0.60%(e)      0.60%      0.61%      0.61%
  Ratio of net investment income to average net assets                     4.73%      4.56%(e)      3.97%      3.72%      3.55%
  Portfolio turnover rate                                                   204%       426%          586%       660%       796%

                                                                      --



  Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+
  Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions
-------------------------------------------------------------------------
  Total from investment operations
-------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income
  Distributions from net realized gains on investment transactions
-------------------------------------------------------------------------
  Total distributions
-------------------------------------------------------------------------
  Net asset value, end of period
  Total return (a)
-------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)
  Average net assets (000 omitted)
  Ratio of expenses to average net assets
  Ratio of net investment income to average net assets
  Portfolio turnover rate

Please refer to footnotes on page 102.

--------------------------------------------------------------------------------
100

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2008

                                                                            101







With respect to the Intermediate Duration Portfolio, the information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request. With respect to the Intermediate
Duration Institutional Portfolio, the information for the fiscal years ended September 30, 2006 and 2007 has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Fund's 2007 annual report, which is available upon request. The information for the previous fiscal years has been audited by the previous independent registered public accounting firm for this Portfolio.

                                                                                            INTERMEDIATE DURATION
                                                                                           INSTITUTIONAL PORTFOLIO
                                                                              -------------------------------------------------
                                                                                Year        Year      Year     Year     Year
                                                                                Ended       Ended     Ended    Ended    Ended
                                                                               9/30/07     9/30/06   9/30/05  9/30/04  9/30/03
  Net asset value, beginning of period                                            $15.06   $15.25      $15.48   $15.74   $15.44
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+                                                           0.73     0.70        0.64     0.60     0.56
  Net realized and unrealized gain (loss) on investment, futures and foreign
   currency transactions                                                          (0.04)   (0.18)      (0.13)   (0.03)     0.41
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                  0.69     0.52        0.51     0.57     0.97
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                                    (0.77)   (0.71)      (0.65)   (0.61)   (0.57)
  Distributions from net realized gains on investment transactions                     0        0      (0.09)   (0.22)   (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                             (0.77)   (0.71)      (0.74)   (0.83)   (0.67)
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                                  $14.98   $15.06      $15.25   $15.48   $15.74
  Total return (a)                                                                 4.68%    3.53%       3.41%    3.76%    6.44%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                                     $1,068,490 $757,802    $650,915 $609,248 $464,517
  Average net assets (000 omitted)                                              $904,442 $710,128    $611,401 $535,624 $383,604
  Ratio of expenses to average net assets                                          0.45%    0.45%(e)    0.45%    0.45%    0.45%
  Ratio of expenses to average net assets before reimbursement                     0.56%    0.58%(e)    0.57%    0.58%    0.64%
  Ratio of net investment income to average net assets                             4.86%    4.68%(e)    4.16%    3.86%    3.64%
  Portfolio turnover rate                                                           219%     511%        619%     682%     791%


                                                                              -



  Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net+
  Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions
---------------------------------------------------------------------------------
  Total from investment operations
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income
  Distributions from net realized gains on investment transactions
---------------------------------------------------------------------------------
  Total distributions
---------------------------------------------------------------------------------
  Net asset value, end of period
  Total return (a)
---------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)
  Average net assets (000 omitted)
  Ratio of expenses to average net assets
  Ratio of expenses to average net assets before reimbursement
  Ratio of net investment income to average net assets
  Portfolio turnover rate

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------


* Annualized.

+ Based on average shares outstanding.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005, the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ended September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004 and September 30, 2003, without taking into account these transaction fees, would have been 53.46%, 16.21%, 53.35%, 40.22% and 53.28%, respectively.

(c)Amount is less than $.005.

(d)As of October 31, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of net investment income per share was as follows:

                                                           Year
                                                           Ended
                                                          9/30/04
               Short Duration Diversified Municipal Class    .03%
               Short Duration California Municipal Class     .00%
               Short Duration New York Municipal Class       .01%
               Diversified Municipal Class                   .01%
               California Municipal Class                    .00%
               New York Municipal Class                      .01%

(e)The ratio includes expenses attributable to costs of proxy solicitation.

--------------------------------------------------------------------------------
102

   PROSPECTUS


SANFORD C. BERNSTEIN FUND, INC.

SANFORD C. BERNSTEIN FUND II, INC.

The Statement of Additional Information ("SAI") of each Fund includes further information about that Fund and its investment policies. The SAIs have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Prospectus. This means that each SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal years. To obtain free copies of any of these documents or make inquiries about any of the Funds, call your Bernstein advisor at
(212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY 10105. You may also obtain free copies of this Prospectus, the SAI of each Fund and the Fund's annual and semiannual reports to shareholders on our website at www.bernstein.com.

You can also obtain copies from the SEC's internet site at www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 551-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555
Sanford C. Bernstein Fund II, Inc., SEC file number: 811 - 21034
  Privacy Notice
  (This information is not part of the Prospectus)

  At Bernstein, protecting the privacy and confidentiality of our clients' personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients' transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include
  (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

                                                                  PRO-0119-0208

MUNICIPAL INCOME PORTFOLIOS - (CLASS A, B AND C SHARES)
 PROSPECTUS  |  FEBRUARY 1, 2008

 AllianceBernstein Municipal Income Portfolios

AllianceBernstein Municipal Portfolios        AllianceBernstein Intermediate Municipal Portfolios
   [graphic]National Portfolio                   [graphic]Intermediate Diversified Municipal Portfolio
   [graphic]Insured National Portfolio           [graphic]Intermediate California Municipal Portfolio
   [graphic]California Portfolio                 [graphic]Intermediate New York Municipal Portfolio
   [graphic]Insured California Portfolio
   [graphic]Arizona Portfolio
   [graphic]Florida Portfolio
   [graphic]Massachusetts Portfolio
   [graphic]Michigan Portfolio
   [graphic]Minnesota Portfolio
   [graphic]New Jersey Portfolio
   [graphic]New York Portfolio
   [graphic]Ohio Portfolio
   [graphic]Pennsylvania Portfolio
   [graphic]Virginia Portfolio




 The AllianceBernstein Municipal Income Portfolios provide investors with a selection of investment alternatives that produce income exempt from federal and/or state tax.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents

                                                                 Page
SUMMARY INFORMATION.............................................   4
MUNICIPAL INCOME PORTFOLIOS.....................................   6
NATIONAL PORTFOLIO..............................................   7
INSURED NATIONAL PORTFOLIO......................................   8
CALIFORNIA PORTFOLIO............................................   9
INSURED CALIFORNIA PORTFOLIO....................................  10
ARIZONA PORTFOLIO...............................................  11
FLORIDA PORTFOLIO...............................................  12
MASSACHUSETTS PORTFOLIO.........................................  13
MICHIGAN PORTFOLIO..............................................  14
MINNESOTA PORTFOLIO.............................................  15
NEW JERSEY PORTFOLIO............................................  16
NEW YORK PORTFOLIO..............................................  17
OHIO PORTFOLIO..................................................  18
PENNSYLVANIA PORTFOLIO..........................................  19
VIRGINIA PORTFOLIO..............................................  20
INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO....................  21
INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO.....................  22
INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO.......................  23
RISKS SUMMARY...................................................  24
FEES AND EXPENSES OF THE PORTFOLIOS.............................  26
INVESTING IN THE PORTFOLIOS.....................................  33
  How to Buy Shares.............................................  33
  The Different Share Class Expenses............................  34
  Sales Charge Reduction Programs...............................  35
  CDSC Waivers and Other Programs...............................  36
  Special Distribution Arrangements for Group Retirement Plans..  37
  The "Pros" and "Cons" of Different Share Classes..............  37
  Payments to Financial Advisors and their Firms................  37
  How to Exchange Shares........................................  39
  How to Sell or Redeem Shares..................................  39
  Frequent Purchases and Redemptions of Portfolio Shares........  40
  How the Portfolios Value their Shares.........................  41
MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
INVESTMENTS.....................................................  42
MANAGEMENT OF THE PORTFOLIOS....................................  48
DIVIDENDS, DISTRIBUTIONS AND TAXES..............................  50
GENERAL INFORMATION.............................................  52
GLOSSARY........................................................  53
FINANCIAL HIGHLIGHTS............................................  55
APPENDIX A--BOND RATINGS........................................ A-1
APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION..................................................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This Prospectus begins with a summary of key information about the AllianceBernstein Municipal Income Portfolios. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 42.

PERFORMANCE INFORMATION
This Summary includes a table for each Portfolio showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE
  A Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolios.

RISK

                            WHY IS RISK IMPORTANT?
  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  For your information, municipal bond funds generally, but not always, are less risky than stock funds. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio whose performance, as reflected in the bars, does not vary significantly from year to year is a lower-risk investment. Conversely, a Portfolio with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for the Portfolios followed by an explanation of those risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks that are applicable to municipal bond funds, such as municipal market risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.


                             WHAT IS MARKET RISK?
  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed-income securities owned by a Portfolio. The value of fixed-income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for federal and state tax revenues and budgets. All of the Portfolios are subject to this risk.

                        WHAT IS MUNICIPAL MARKET RISK?
  Special factors relating to municipal securities could have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. The Portfolios that invest a large portion of their assets in a particular named state's municipal securities are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

                          WHAT IS INTEREST RATE RISK?
  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate, the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

                             WHAT IS CREDIT RISK?
  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

             WHAT IS THE DIFFERENCE BETWEEN MATURITY AND DURATION?
  The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to changes in interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

  Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if an investment portfolio has a duration of four years, its value will change approximately 4% if rates change by 1%; a duration of two years will approximately result in a 2% change in value, and so on. Thus, shorter duration bonds have lower expected volatilities.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond and Commercial Paper Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B3 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

OTHER INFORMATION

.. Each Portfolio's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 117 mutual funds.

.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------

OBJECTIVES AND PRINCIPAL STRATEGIES
AllianceBernstein Municipal Portfolios:
The investment objective of each AllianceBernstein Municipal Portfolio is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk.

Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers, except for the Insured National Portfolio and the Insured California Portfolio, which have a fundamental policy to invest at least 80% of their assets in municipal securities with interest that is exempt from federal income taxes, including the AMT.

Each of the AllianceBernstein Municipal Portfolios that invests in a named state (the "State Portfolios") pursues its objective by, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. The National Portfolio and Insured National Portfolio may invest 25% or more of their net assets in a single state. The Insured California Portfolio, Pennsylvania Portfolio and Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.

Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing at least 80% of its net assets in insured municipal securities.

Each AllianceBernstein Municipal Portfolio also may invest in:

..  forward commitments;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities;

..  preferred stock; and

..  derivatives, such as options, futures, forwards, and swaps.

AllianceBernstein Intermediate Municipal Portfolios:
The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

Each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by, as a matter of fundamental policy, investing at least 80% of its total assets in municipal securities. The Portfolios also invest at least 80% of their total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") invests, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

..  below investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage-related securities;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities;

..  preferred stock; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:

             ALL PORTFOLIOS

..Market Risk                   .Credit Risk

..Municipal Market Risk         .Inflation Risk

..Interest Rate Risk            .Derivatives Risk

            STATE PORTFOLIOS
(Insured California Portfolio, Pennsylvania Portfolio,
        and Virginia Portfolio)
   and INTERMEDIATE STATE PORTFOLIOS
         . Diversification Risk


Please see "Risks Summary" for a description of these and other risks of investing in a Portfolio.

National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -2.41%  3.94%   3.75%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -2.41%  3.89%   3.66%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares           -0.10%  4.01%   3.82%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.73%  4.12%   3.77%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.22%  4.11%   3.48%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 5.73%  -5.89%   9.77%   4.85%   4.03%   7.42%   4.84%   4.60%   5.51%   1.90%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.02%, 3rd quarter, 2003; and
Worst Quarter was down -3.53%, 4th quarter, 1999.

Insured National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.60%  3.52%   3.94%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.61%  3.51%   3.83%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.29%  3.60%   3.90%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.04%  3.68%   3.94%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         1.03%  3.70%   3.67%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.68%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  -----   ------  ------  ------  ------  ------
 5.63%  -6.61%  12.05%   4.80%  6.92%    7.20%   4.32%   3.72%   4.15%   2.72%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.62%, 3rd quarter, 2002; and Worst Quarter was down -3.23%, 2nd quarter, 2004.

California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -2.17%  3.54%   4.16%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -2.18%  3.51%   4.11%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares           -0.02%  3.64%   4.19%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.39%  3.71%   4.18%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.57%  3.71%   3.89%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+  Reflects no deduction for fees, expenses or taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.36%  -3.29%  10.13%   4.07%   7.22%   4.44%   5.45%   5.01%   5.13%   2.17%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.87%, 3rd quarter, 2002; and Worst Quarter was down -2.61%, 4th quarter, 1999.

Insured California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.71%  2.69%   4.05%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.80%  2.56%   3.90%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.15%  2.83%   3.99%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.04%  2.87%   4.05%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.94%  2.87%   3.75%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.12%  -4.73%  14.53%   3.57%   8.60%   3.96%   3.28%   3.90%   4.18%   2.64%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 6.52%, 3rd quarter, 2002; and
Worst Quarter was down -3.24%, 2nd quarter, 2004.

Arizona Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.83%  3.67%   4.56%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.83%  3.67%   4.53%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.17%  3.67%   4.55%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.15%  3.85%   4.58%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.82%  3.85%   4.29%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 7.29%  -2.43%  10.72%   5.29%   6.79%   5.28%   6.35%   4.25%   4.51%   2.51%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 3.92%, 3rd quarter, 2004; and Worst Quarter was down -1.52%, 2nd quarter, 1999.

Florida Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -2.09%  3.56%   4.40%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -2.10%  3.54%   4.38%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.12%  3.70%   4.45%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.28%  3.71%   4.41%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.49%  3.71%   4.12%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.23%  -3.81%  10.61%   5.99%   7.86%   5.40%   5.01%   4.74%   4.89%   2.27%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.11%, 3rd quarter, 2002; and
Worst Quarter was down -1.92%, 4th quarter, 1999.

Massachusetts Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.27%  3.47%   4.14%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.28%  3.46%   4.09%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.56%  3.58%   4.17%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -0.53%  3.65%   4.16%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         1.45%  3.65%   3.88%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.79%  -4.65%  11.93%   4.55%   6.18%   4.74%   5.53%   4.18%   4.28%   3.15%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.30%, 3rd quarter, 2004; and Worst Quarter was down -2.55%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.62%  3.41%   4.66%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.68%  3.36%   4.57%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.27%  3.49%   4.58%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -0.94%  3.60%   4.68%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         1.03%  3.62%   4.39%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.41%  -2.90%  12.52%   5.91%   8.24%   4.62%   5.39%   4.30%   4.58%   2.72%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.00%, 1st quarter, 2000; and

Worst Quarter was down -2.09%, 2nd quarter, 2004.

Minnesota Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.47%  3.32%   4.32%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.48%  3.30%   4.28%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.39%  3.42%   4.33%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -0.90%  3.50%   4.32%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         1.07%  3.50%   4.04%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.56%  -3.05%  11.60%   5.09%   6.98%   5.60%   4.22%   4.10%   4.36%   2.87%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.26%, 3rd quarter, 2002; and
Worst Quarter was down -2.71%, 2nd quarter, 2004.

New Jersey Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -2.44%  3.29%   3.77%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -2.44%  3.27%   3.74%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares           -0.17%  3.42%   3.86%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.76%  3.47%   3.77%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.10%  3.45%   3.48%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 7.05%  -4.52%  11.10%   3.32%   4.91%   5.31%   4.64%   4.18%   5.03%   1.88%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.20%, 3rd quarter, 2004; and
Worst Quarter was down -2.88%, 2nd quarter, 2004.

New York Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                    1 Year 5 Years 10 Years
-----------------------------------------------------------
Class A** Return Before Taxes       -1.71%  3.71%   4.15%
          ------------------------- ------ ------- --------
          Return After Taxes on
          Distributions             -1.72%  3.71%   4.12%
          ------------------------- ------ ------- --------
          Return After Taxes on
          Distributions and Sale of
          Portfolio Shares           0.27%  3.83%   4.21%
--------- ------------------------- ------ ------- --------
Class B   Return Before Taxes       -1.02%  2.90%   4.13%
--------- ------------------------- ------ ------- --------
Class C   Return Before Taxes        0.94%  3.90%   3.85%
--------- ------------------------- ------ ------- --------
Lehman
Brothers
Municipal
Bond
Index+                               3.36%  4.30%   5.18%
--------- ------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 5.89%  -4.13%  11.12%   3.98%   6.63%   6.08%   5.24%   4.18%   5.01%   2.63%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 3.77%, 3rd quarter, 2004; and
Worst Quarter was down -1.68%, 2nd quarter, 1999.

Ohio Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.70%  3.67%   4.11%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.71%  3.65%   4.08%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.24%  3.74%   4.16%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.03%  3.83%   4.12%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.94%  3.83%   3.83%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 5.99%  -3.71%  10.30%   4.80%   5.92%   6.67%   4.90%   3.84%   4.66%   2.64%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 3.81%, 3rd quarter, 2004; and
Worst Quarter was down -2.25%, 4th quarter, 1999.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -2.12%  3.41%   4.27%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -2.13%  3.40%   4.24%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares           -0.06%  3.52%   4.29%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.43%  3.58%   4.30%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.53%  3.58%   4.00%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.36%  -4.65%  10.86%   6.98%   7.27%   5.94%   4.58%   3.96%   4.90%   2.23%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 3.47%, 3rd quarter, 2001; and
Worst Quarter was down -2.36%, 3rd quarter, 1999.

Virginia Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes        -1.65%  3.68%   4.47%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions              -1.66%  3.67%   4.42%
           -------------------------  ------ ------- --------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares            0.33%  3.79%   4.47%
---------- -------------------------- ------ ------- --------
Class B    Return Before Taxes        -1.05%  3.86%   4.50%
---------- -------------------------- ------ ------- --------
Class C    Return Before Taxes         0.93%  3.86%   4.20%
---------- -------------------------- ------ ------- --------
Lehman Brothers Municipal Bond Index+  3.36%  4.30%   5.18%
---------- -------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 7.08%  -2.46%   9.31%   4.87%   8.01%   6.31%   4.82%   4.85%   4.27%   2.71%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 3.62%, 3rd quarter, 2002; and Worst Quarter was down -1.59%, 2nd quarter, 2004.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes       -0.73%  1.90%     2.46%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions             -0.73%  1.88%     2.45%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares           0.55%  2.04%     2.54%
---------- ------------------------- ------ ------- -----------
Class B    Return Before Taxes       -0.05%  2.07%     2.50%
---------- ------------------------- ------ ------- -----------
Class C    Return Before Taxes        1.95%  2.07%     2.50%
---------- ------------------------- ------ ------- -----------
Lehman Brothers Five Year General
Obligation Municipal Bond Index+      5.07%  3.23%     4.04%
---------- ------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

***After-tax Returns:

  --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

  --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+  Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a     n/a     n/a     3.83%   2.26%   1.28%   2.88%   3.67%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 2.49%, 3rd quarter, 2004; and
Worst Quarter was down -1.85%, 2nd quarter, 2004.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes       -0.76%  1.85%     2.29%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions             -0.77%  1.83%     2.26%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares           0.52%  1.97%     2.36%
---------- ------------------------- ------ ------- -----------
Class B    Return Before Taxes       -0.07%  2.03%     2.32%
---------- ------------------------- ------ ------- -----------
Class C    Return Before Taxes        1.86%  2.01%     2.31%
---------- ------------------------- ------ ------- -----------
Lehman Brothers Five Year General
Obligation Municipal Bond Index+      5.07%  3.23%     4.04%
---------- ------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

***After-tax Returns:

  --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

  --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+  Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   n/a     n/a     n/a     n/a     n/a   3.43%   2.33%   1.29%   3.02%   3.65%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 2.47%, 3rd quarter, 2006; and
Worst Quarter was down -1.79%, 2nd quarter, 2004.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes       -0.62%  1.91%     2.55%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions             -0.63%  1.90%     2.54%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Portfolio Shares           0.65%  2.06%     2.62%
---------- ------------------------- ------ ------- -----------
Class B    Return Before Taxes       -0.02%  2.09%     2.57%
---------- ------------------------- ------ ------- -----------
Class C    Return Before Taxes        2.05%  2.09%     2.58%
---------- ------------------------- ------ ------- -----------
Lehman Brothers Five Year General
Obligation Municipal Bond Index+      5.07%  3.23%     4.04%
---------- ------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

***After-tax Returns:

  --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

  --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+  Reflects no deduction for fees, expenses or taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   n/a     n/a     n/a     n/a     n/a   3.69%   2.26%   1.39%   2.93%   3.77%



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 2.64%, 3rd quarter, 2004; and
Worst Quarter was down -1.93%, 2nd quarter, 2004.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio's investment portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK
This is the risk that the value of a Portfolio's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over short or long-term periods.

MUNICIPAL MARKET RISK
This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in municipal securities issued within a particular state, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. The Portfolios may also be affected by the outcome of an upcoming decision by the U.S. Supreme Court regarding the constitutionality of state tax law providing a tax exemption for interest on in-state municipal bonds while taxing interest on bonds issued by other states. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor or insurer may be downgraded after purchase of the security and adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

PREPAYMENT RISK
Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

DIVERSIFICATION RISK
Portfolios that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK
The Portfolios may use derivative securities. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

MANAGEMENT RISK
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its techniques will produce the intended results.

---------------------------------------------------------------------------------------------------------------------------
                                         Municipal
                                  Market  Market   Interest  Credit Inflation Prepayment Diversifi-  Derivatives Liquidity
Fund                               Risk    Risk    Rate Risk  Risk    Risk       Risk    cation Risk    Risk       Risk
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
National Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Insured National Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
California Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .           .           .          .
Insured California Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Arizona Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Florida Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Massachusetts Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Michigan Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Minnesota Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
New Jersey Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
New York Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Ohio Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .           .           .          .
Pennsylvania Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .           .           .          .
Virginia Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .                       .          .
Intermediate Diversified
Municipal Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .           .           .          .
Intermediate California Portfolio
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                   .        .         .       .        .         .           .           .          .
Intermediate New York Portfolio
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------

                                   Manage-
Fund                              ment Risk
-------------------------------------------
AllianceBernstein                     .
National Portfolio
-------------------------------------------
AllianceBernstein                     .
Insured National Portfolio
-------------------------------------------
AllianceBernstein                     .
California Portfolio
-------------------------------------------
AllianceBernstein                     .
Insured California Portfolio
-------------------------------------------
AllianceBernstein                     .
Arizona Portfolio
-------------------------------------------
AllianceBernstein                     .
Florida Portfolio
-------------------------------------------
AllianceBernstein                     .
Massachusetts Portfolio
-------------------------------------------
AllianceBernstein                     .
Michigan Portfolio
-------------------------------------------
AllianceBernstein                     .
Minnesota Portfolio
-------------------------------------------
AllianceBernstein                     .
New Jersey Portfolio
-------------------------------------------
AllianceBernstein                     .
New York Portfolio
-------------------------------------------
AllianceBernstein                     .
Ohio Portfolio
-------------------------------------------
AllianceBernstein                     .
Pennsylvania Portfolio
-------------------------------------------
AllianceBernstein                     .
Virginia Portfolio
-------------------------------------------
AllianceBernstein                     .
Intermediate Diversified
Municipal Portfolio
-------------------------------------------
AllianceBernstein                     .
Intermediate California Portfolio
-------------------------------------------
AllianceBernstein                     .
Intermediate New York Portfolio
-------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to a Portfolio. You pay other fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                       Class A    Class B     Class C
                                                                       Shares     Shares      Shares
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                        4.25% (a)       None        None

Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, whichever is lower)              None (a) 3.00% (a)* 1.00% (a)**

Exchange Fee                                                                None       None        None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Investing in the Portfolios--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B Shares automatically convert to Class A Shares after 6 years.
  For Class B shares the CDSC decreases 1.00% annually to 0% after the 3/rd/ year.

**For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES
The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

National Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .08%    .07%
          Other Expenses                           .11%    .10%    .10%
                                                  ----    ----    ----
        Total Other Expenses                       .17%    .18%    .17%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .92%   1.63%   1.62%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.24)%  (.25)%  (.24)%
                                                  ----    ----    ----
        Net Expenses                               .68%   1.38%   1.38%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  493   $  438   $  138    $  238   $  138
After 3 years*  $  684   $  587   $  487    $  485   $  485
After 5 years*  $  892   $  861   $  861    $  856   $  856
After 10 years* $1,489   $1,545   $1,545    $1,899   $1,899

Please refer to the footnotes on page 32.

Insured National Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .07%    .08%    .07%
         Other Expenses                            .24%    .24%    .25%
                                                  ----    ----    ----
        Total Other Expenses                       .31%    .32%    .32%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.06%   1.77%   1.77%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.02)%  (.03)%  (.03)%
                                                  ----    ----    ----
        Net Expenses                              1.04%   1.74%   1.74%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  527   $  477   $  177    $  277   $  177
After 3 years*  $  748   $  654   $  554    $  557   $  577
After 5 years*  $  985   $  957   $  957    $  959   $  959
After 10 years* $1,664   $1,723   $1,723    $2,084   $2,084

California Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .04%    .05%    .04%
         Other Expenses                            .06%    .06%    .06%
                                                  ----    ----    ----
        Total Other Expenses                       .10%    .11%    .10%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .85%   1.56%   1.55%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.08)%  (.09)%  (.08)%
                                                  ----    ----    ----
        Net Expenses                               .77%   1.47%   1.47%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  500   $  450   $  150    $  250   $  150
After 3 years*  $  677   $  584   $  484    $  482   $  482
After 5 years*  $  869   $  841   $  841    $  837   $  837
After 10 years* $1,422   $1,482   $1,482    $1,839   $1,839

Insured California Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .04%    .06%    .05%
         Other Expenses                            .29%    .28%    .28%
                                                  ----    ----    ----
        Total Other Expenses                       .33%    .34%    .33%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.08%   1.79%   1.78%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
------------------------------------------------------------
After 1st year $  530   $  482   $  182    $  281   $  181
After 3 years  $  754   $  663   $  563    $  560   $  560
After 5 years  $  995   $  970   $  970    $  964   $  964
After 10 years $1,686   $1,747   $1,747    $2,095   $2,095

Please refer to the footnotes on page 32.

Arizona Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .03%    .04%    .03%
         Other Expenses                            .18%    .18%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .21%    .22%    .21%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .96%   1.67%   1.66%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.18)%  (.19)%  (.18)%
                                                  ----    ----    ----
        Net Expenses                               .78%   1.48%   1.48%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  501   $  451   $  151    $  251   $  151
After 3 years*  $  701   $  608   $  508    $  506   $  506
After 5 years*  $  917   $  890   $  890    $  885   $  885
After 10 years* $1,537   $1,597   $1,597    $1,950   $1,950

Florida Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .03%    .05%    .04%
         Other Expenses                            .18%    .18%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .21%    .23%    .22%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .96%   1.68%   1.67%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.18)%  (.20)%  (.19)%
                                                  ----    ----    ----
        Net Expenses                               .78%   1.48%   1.48%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  501   $  451   $  151    $  251   $  151
After 3 years*  $  701   $  510   $  510    $  508   $  508
After 5 years*  $  917   $  894   $  894    $  890   $  890
After 10 years* $1,537   $1,602   $1,602    $1,960   $1,960

Massachusetts Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .04%    .05%    .05%
         Other Expenses                            .27%    .27%    .26%
                                                  ----    ----    ----
        Total Other Expenses                       .31%    .32%    .31%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.06%   1.77%   1.76%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.24)%  (.25)%  (.24)%
                                                  ----    ----    ----
        Net Expenses                               .82%   1.52%   1.52%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  505   $  455   $  155    $  255   $  155
After 3 years*  $  725   $  633   $  533    $  531   $  531
After 5 years*  $  963   $  936   $  936    $  932   $  932
After 10 years* $1,643   $1,704   $1,704    $2,053   $2,053

Please refer to the footnotes on page 32.

Michigan Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .06%    .07%    .07%
         Other Expenses                            .29%    .29%    .29%
                                                  ----    ----    ----
        Total Other Expenses                       .35%    .36%    .36%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.10%   1.81%   1.81%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.09)%  (.10)%  (.10)%
                                                  ----    ----    ----
        Net Expenses                              1.01%   1.71%   1.71%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  521   $  472   $  172    $  271   $  171
After 3 years*  $  748   $  658   $  558    $  557   $  557
After 5 years*  $  994   $  969   $  969    $  968   $  968
After 10 years* $1,698   $1,759   $1,759    $2,116   $2,116

Minnesota Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .05%    .06%    .05%
         Other Expenses                            .36%    .36%    .36%
                                                  ----    ----    ----
        Total Other Expenses                       .41%    .42%    .41%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.16%   1.87%   1.86%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.26)%  (.27)%  (.26)%
                                                  ----    ----    ----
        Net Expenses                               .90%   1.60%   1.60%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  513   $  463   $  163    $  263   $  163
After 3 years*  $  753   $  662   $  562    $  560   $  560
After 5 years*  $1,012   $  986   $  986    $  982   $  982
After 10 years* $1,752   $1,812   $1,812    $2,159   $2,159

New Jersey Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .07%    .07%    .07%
        Other Expenses
         Transfer Agent                            .06%    .07%    .06%
         Other Expenses                            .22%    .22%    .22%
                                                  ----    ----    ----
        Total Other Expenses                       .28%    .29%    .28%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.10%   1.81%   1.80%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.16)%  (.17)%  (.16)%
                                                  ----    ----    ----
        Net Expenses (b)                           .94%   1.64%   1.64%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  517   $  467   $  167    $  267   $  167
After 3 years*  $  745   $  653   $  553    $  551   $  551
After 5 years*  $  991   $  964   $  964    $  960   $  960
After 10 years* $1,695   $1,755   $1,755    $2,103   $2,103

Please refer to the footnotes on page 32.

New York Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .05%    .07%    .06%
         Other Expenses                            .10%    .09%    .09%
                                                  ----    ----    ----
        Total Other Expenses                       .15%    .16%    .15%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .90%   1.61%   1.60%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.32)%  (.33)%  (.32)%
                                                  ----    ----    ----
        Net Expenses                               .58%   1.28%   1.28%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  482   $  430   $  130    $  230   $  130
After 3 years*  $  669   $  576   $  476    $  474   $  474
After 5 years*  $  872   $  845   $  845    $  841   $  841
After 10 years* $1,458   $1,518   $1,518    $1,873   $1,873

Ohio Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .05%    .06%    .05%
         Other Expenses                            .21%    .21%    .21%
                                                  ----    ----    ----
        Total Other Expenses                       .26%    .27%    .26%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.01%   1.72%   1.71%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.16)%  (.17)%  (.16)%
                                                  ----    ----    ----
        Net Expenses                               .85%   1.55%   1.55%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  508   $  458   $  158    $  258   $  158
After 3 years*  $  718   $  625   $  525    $  523   $  523
After 5 years*  $  944   $  917   $  917    $  913   $  913
After 10 years* $1,595   $1,655   $1,655    $2,006   $2,006

Pennsylvania Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .06%    .07%    .06%
         Other Expenses                            .22%    .22%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .28%    .29%    .29%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.03%   1.74%   1.74%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.08)%  (.09)%  (.09)%
                                                  ----    ----    ----
        Net Expenses                               .95%   1.65%   1.65%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  518   $  468   $  168    $  268   $  168
After 3 years*  $  731   $  639   $  539    $  539   $  539
After 5 years*  $  962   $  935   $  935    $  935   $  935
After 10 years* $1,624   $1,684   $1,684    $2,044   $2,044

Please refer to the footnotes on page 32.

Virginia Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .04%    .05%    .04%
         Other Expenses                            .20%    .19%    .20%
                                                  ----    ----    ----
        Total Other Expenses                       .24%    .24%    .24%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .99%   1.69%   1.69%
                                                  ====    ====    ====
        Waiver and/or Expense Reimbursement (a)   (.27)%  (.27)%  (.27)%
                                                  ----    ----    ----
        Net Expenses                               .72%   1.42%   1.42%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                          Examples
-------------------------------------------------------------
                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1st year  $  495   $  445   $  145    $  245   $  145
After 3 years*  $  701   $  606   $  506    $  506   $  506
After 5 years*  $  924   $  892   $  892    $  892   $  892
After 10 years* $1,563   $1,618   $1,618    $1,975   $1,975

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .05%    .05%    .05%
         Other Expenses                            .08%    .08%    .08%
                                                   ---    ----    ----
        Total Other Expenses                       .13%    .13%    .13%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses         .88%   1.58%   1.58%
                                                   ===    ====    ====

--------------------------------------------------------------------------------

                          Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
------------------------------------------------------------
After 1st year $  511   $  461   $  161    $  261   $  161
After 3 years  $  694   $  599   $  499    $  499   $  499
After 5 years  $  892   $  860   $  860    $  860   $  860
After 10 years $1,463   $1,518   $1,518    $1,878   $1,878

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .49%    .49%    .49%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .06%    .06%    .06%
         Other Expenses                            .07%    .07%    .07%
                                                   ---    ----    ----
        Total Other Expenses                       .13%    .13%    .13%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses         .92%   1.62%   1.62%
                                                   ===    ====    ====

--------------------------------------------------------------------------------

                          Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
------------------------------------------------------------
After 1st year $  515   $  465   $  165    $  265   $  165
After 3 years  $  706   $  611   $  511    $  511   $  511
After 5 years  $  913   $  881   $  881    $  881   $  881
After 10 years $1,508   $1,563   $1,563    $1,922   $1,922

Please refer to the footnotes on page 32.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .48%    .48%    .48%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
         Transfer Agent                            .05%    .05%    .05%
         Other Expenses                            .07%    .07%    .07%
                                                   ---    ----    ----
        Total Other Expenses                       .12%    .12%    .12%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses         .90%   1.60%   1.60%
                                                   ===    ====    ====

--------------------------------------------------------------------------------

                          Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
------------------------------------------------------------
After 1st year $  513   $  463   $  163    $  263   $  163
After 3 years  $  700   $  605   $  505    $  505   $  505
After 5 years  $  902   $  871   $  871    $  871   $  871
After 10 years $1,486   $1,541   $1,541    $1,900   $1,900

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.

* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.

(a)The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms.

(b)If interest expenses were excluded, net expenses would be as follows:

                     Class A Class B Class C
--------------------------------------------
New Jersey Portfolio   .87%   1.57%   1.57%

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Portfolios and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES
Class A, Class B and Class C Shares

You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Retirement and Employee Benefit Plans
Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potential criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

General
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table near the front of the Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees Each Portfolio has adopted plans under Commission Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                              Distribution and/or Service
                                (Rule 12b-1) Fee (As a
                                Percentage of Aggregate
                               Average Daily Net Assets)
                      -----------------------------------
                      Class A             .30%
                      Class B            1.00%
                      Class C            1.00%

Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares.) The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio within one year, all investments in Class A shares of a Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in a Portfolio's Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                           Year Since Purchase CDSC
                           -------------------------
                                 First         3.00%
                                 Second        2.00%
                                 Third         1.00%
                                 Fourth        None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in each Portfolio's SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

Breakpoints or Quantity Discounts Offered by the Portfolios
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                 Amount Purchased           Invested    Price
                 ----------------------------------------------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses or domestic partners, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC Waivers
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their Automatic Investment Program despite the $50 monthly minimum discussed above. Please see a Portfolio's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and a Portfolio's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Portfolio's SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $28,000,000. In 2007, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Prospectus.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Charles Schwab
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  LPL Financial Corporation
  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation
  PFS Investments
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board of Directors/Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment objectives, investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolio's SAI.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. It is expected that the AllianceBernstein Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

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


As of the following Portfolios' fiscal years ended in 2007, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                          Below     AMT -
                                        Investment Subject
Portfolio               AAA AA   A  BBB   Grade     Bonds
----------------------------------------------------------
AllianceBernstein
Municipal
Portfolios:
----------------------------------------------------------
National                38% 24%  8% 21%     9%        20%
Insured National        77  22   1   0      0          0
Arizona                 63   7   7  22      1         11
California              66   4  14  14      2         12
Insured California      92   8   0   0      0          0
Florida                 52  10  12  20      6         32
Massachusetts           66  17   4  10      3         22
Michigan                60  22   4  10      4         21
Minnesota               57  18  18   5      2         25
New Jersey              58  19  11   9      3         27
New York                60  19   8   9      4         16
Ohio                    61  10  15  13      1         15
Pennsylvania            55  15  11  12      7         16
Virginia                50  28   7   8      7         36

AllianceBernstein
Intermediate
Municipal
Portfolios:
----------------------------------------------------------
Intermediate
 Diversified
 Municipal              69  19   3   4      5       2.02
Intermediate California
 Municipal              76   6   7   5      6       2.63
Intermediate New York
 Municipal              73  17   2   3      5       4.09

Insured Bonds. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. The Insured National and Insured California Portfolios invest at least 80% of their net assets in insured municipal securities. Insured municipal securities typically receive a higher credit rating, which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of the Portfolios' fiscal year ends in 2007, the Portfolios' percentage of net assets in insured bonds and the respective amounts of which are pre-refunded bonds (bonds that are backed or secured by U.S. treasury bonds) are as follows:

Portfolio                Insured Bonds Pre-Refunded Bonds
---------------------------------------------------------
National                      38%             13%
California                    45%             17%
New York                      43%             12%
Insured National              93%             48%
Insured California           100%*            22%
Arizona Portfolio             47%             21%
Florida Portfolio             45%              1%
Massachusetts Portfolio       53%             18%
Michigan Portfolio            42%             38%
Minnesota Portfolio           47%              8%
New Jersey Portfolio          55%             17%
Ohio Portfolio                51%             35%
Pennsylvania Portfolio        68%             23%
Virginia Portfolio            33%              2%
Intermediate Diversified
 Municipal Portfolio          48%             11%
Intermediate California
 Municipal Portfolio          45%             30%
Intermediate New York
 Municipal Portfolio          40%             16%

*The amount insured by AMBAC is 43%.

Derivatives
Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. From the four principal types of derivative instruments, virtually any type of derivative transaction can be created.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

.. Forwards--A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

.. Futures Contracts and Options on Futures Contracts--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Futures contracts are standardized exchange-traded instruments and are fungible, meaning they are considered to be perfect substitutes for each other. This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

.. Options--An option (which may be standardized and exchange-traded or customized and privately negotiated) is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

 - Swaptions, Caps and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No AllianceBernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio.

   Each Portfolio that may enter into interest rate swap, swaptions, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

   Unless there is a counterparty default, the risk of loss with respect to interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  Other Derivatives

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Forward Commitments
Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

Illiquid Securities
Under current Commission guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.

Investments in Other Investment Companies
Each of the Portfolios, except the Intermediate Municipal Portfolio, may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. In addition, a Portfolio will be exposed to the risk that the sale of any collateral will not yield proceeds sufficient to replace the loaned securities. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Variable, Floating and Inverse Floating Rate Instruments
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon Securities
Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Unrated Securities
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of the secu-rities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with a Portfolio's objectives and policies.

Portfolio Turnover
The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Although the Portfolios typically have low portfolio turnover rates, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Holdings
A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAIs.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER
Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser supervising client accounts with assets as of September 30, 2007 totaling approximately $813 billion (of which over $104.1 billion represented assets of investment companies). As of September 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 55 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 38 registered investment companies managed by the Adviser, comprising approximately 117 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:

                                                          Fee as a
                                                         percentage
                                                         of average  Fiscal
                                                         daily net    Year
    Portfolio                                             assets*    Ended
    ------------------------------------------------------------------------
    AllianceBernstein Municipal Portfolios:
    National Portfolio                                      .21%    10/31/07
    Insured National Portfolio                              .43%    10/31/07
    California Portfolio                                    .37%    10/31/07
    Insured California Portfolio                            .45%    10/31/07
    Arizona Portfolio                                       .27%     9/30/07
    Florida Portfolio                                       .27%     9/30/07
    Massachusetts Portfolio                                 .21%     9/30/07
    Michigan Portfolio                                      .36%     9/30/07
    Minnesota Portfolio                                     .19%     9/30/07
    New Jersey Portfolio                                    .45%     9/30/07
    New York Portfolio                                      .13%    10/31/07
    Ohio Portfolio                                          .29%     9/30/07
    Pennsylvania Portfolio                                  .37%     9/30/07
    Virginia Portfolio                                      .18%     9/30/07

    AllianceBernstein Intermediate Municipal Portfolios:
    Intermediate Diversified Municipal Portfolio            .45%     9/30/07
    Intermediate California Municipal Portfolio             .49%     9/30/07
    Intermediate New York Municipal Portfolio               .48%     9/30/07

*Fees are stated net of any waivers and/or reimbursements. See the subsection
 "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.

A discussion regarding the basis of each Board's approval of each Portfolio's investment advisory contract is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the four persons within the Municipal Bond Investment team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                Principal Occupation During
Employee; Title; Year                             the Past Five (5) Years
-----------------------------------------------------------------------------------
Michael Brooks                           Senior Vice President of the Adviser,
Senior Vice President                    with which he has been associated in a
(since 2002 with respect to the          substantially similar capacity since prior
AllianceBernstein Municipal Portfolios)  to 2003.
(since 1999 with respect to the
AllianceBernstein Intermediate Municipal
Portfolios)

Fred S. Cohen                            Senior Vice President of the Adviser,
Senior Vice President                    with which he has been associated in a
(since 2002 with respect to the          substantially similar capacity since prior
AllianceBernstein Municipal Portfolios)  to 2003.
(since 1994 with respect to the
AllianceBernstein Intermediate Municipal
Portfolios)

R. B. Davidson, III                      Senior Vice President of the Adviser,
Senior Vice President                    with which he has been associated in a
(since 2002 with respect to the          substantially similar capacity since prior
AllianceBernstein Municipal Portfolios)  to 2003.
(since inception with respect to the
AllianceBernstein Intermediate Municipal
Portfolios)

Terrance T. Hults                        Senior Vice President of the Adviser,
Senior Vice President                    with which he has been associated in a
(since 1995 with respect to the          substantially similar capacity since prior
AllianceBernstein Municipal Portfolios)  to 2003.
(since 2002 with respect to the
AllianceBernstein Intermediate Municipal
Portfolios)

The Portfolios' SAIs have more detailed information about the Adviser and other Portfolio service providers.

The Portfolios' SAIs provide additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated
December 18, 2003 as amended and restated January 15,2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004 ("NYAG Order").

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

For more information, please refer to a Portfolio's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
General
Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios
On May 21, 2007, the United States Supreme Court agreed to review, and, on November 5, 2007, heard oral arguments on, a decision of a Kentucky appellate court that held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds, while taxing interest on bonds issued by other states, violated the United States Constitution. The outcome of this review and its effect, if any, on any exemption from state or local income taxes of dividends from a Portfolio designated as exempt-interest dividends, or on the market value of a Portfolio, cannot be predicted.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

Florida Portfolio. Portfolio shares were exempt from the Florida intangible personal property tax, which was repealed effective January 1, 2007. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMBAC is American Bond Assurance Corporation.

AMT is the federal alternative minimum tax.

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Commission is the Securities and Exchange Commission.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Preferred Stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock, but not debt securities of the same issuer, in the payment of dividends and the liquidation of assets.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the AllianceBernstein Municipal Portfolios has been audited by Ernst & Young LLP, the independent registered public accounting firm of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio. This information for the AllianceBernstein Intermediate Municipal Portfolios has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio. The independent registered public accounting firms' reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                          Income from Investment Operations  Less Dividends and Distributions
                                         ----------------------------------- --------------------------------
                                                     Net Gains or
                                                      Losses on
                               Net Asset     Net     Investments             Dividends
                                Value,   Investment     (both     Total from  from Net      Distributions
                               Beginning   Income    realized and Investment Investment     from Capital
Fiscal Year or Period          of Period (Loss) +(a) unrealized)  Operations   Income           Gains
-------------------------------------------------------------------------------------------------------------

National Portfolio
Class A
Year Ended 10/31/07             $10.22      $0.44       $(0.19)     $0.25      $(0.44)          $0.00
Year Ended 10/31/06              10.05       0.46         0.17       0.63       (0.46)           0.00
Year Ended 10/31/05              10.13       0.47        (0.07)      0.40       (0.48)           0.00
Year Ended 10/31/04**             9.96       0.50         0.17       0.67       (0.50)           0.00
Year Ended 10/31/03               9.80       0.52         0.18       0.70       (0.54)           0.00
Class B
Year Ended 10/31/07             $10.21      $0.37       $(0.19)     $0.18      $(0.37)          $0.00
Year Ended 10/31/06              10.04       0.39         0.17       0.56       (0.39)           0.00
Year Ended 10/31/05              10.12       0.40        (0.07)      0.33       (0.41)           0.00
Year Ended 10/31/04**             9.95       0.43         0.17       0.60       (0.43)           0.00
Year Ended 10/31/03               9.79       0.45         0.18       0.63       (0.47)           0.00
Class C
Year Ended 10/31/07             $10.21      $0.37       $(0.19)     $0.18      $(0.37)          $0.00
Year Ended 10/31/06              10.05       0.39         0.16       0.55       (0.39)           0.00
Year Ended 10/31/05              10.13       0.40        (0.07)      0.33       (0.41)           0.00
Year Ended 10/31/04**             9.95       0.43         0.18       0.61       (0.43)           0.00
Year Ended 10/31/03               9.79       0.45         0.18       0.63       (0.47)           0.00

Insured National Portfolio
Class A
Year Ended 10/31/07             $10.27      $0.41       $(0.17)     $0.24      $(0.40)          $0.00
Year Ended 10/31/06              10.18       0.41         0.09       0.50       (0.41)           0.00
Year Ended 10/31/05              10.29       0.42        (0.11)      0.31       (0.42)           0.00
Year Ended 10/31/04**            10.11       0.44         0.20       0.64       (0.46)           0.00
Year Ended 10/31/03               9.92       0.47         0.14       0.61       (0.42)           0.00
Class B
Year Ended 10/31/07             $10.25      $0.34       $(0.17)     $0.17      $(0.33)          $0.00
Year Ended 10/31/06              10.15       0.34         0.10       0.44       (0.34)           0.00
Year Ended 10/31/05              10.26       0.35        (0.11)      0.24       (0.35)           0.00
Year Ended 10/31/04**            10.09       0.36         0.19       0.55       (0.38)           0.00
Year Ended 10/31/03               9.89       0.40         0.16       0.56       (0.36)           0.00
Class C
Year Ended 10/31/07             $10.25      $0.34       $(0.17)     $0.17      $(0.33)          $0.00
Year Ended 10/31/06              10.16       0.34         0.09       0.43       (0.34)           0.00
Year Ended 10/31/05              10.27       0.35        (0.11)      0.24       (0.35)           0.00
Year Ended 10/31/04**            10.09       0.37         0.19       0.56       (0.38)           0.00
Year Ended 10/31/03               9.90       0.40         0.15       0.55       (0.36)           0.00

California Portfolio
Class A
Year Ended 10/31/07             $11.07      $0.46       $(0.20)     $0.26      $(0.45)          $0.00
Year Ended 10/31/06              10.86       0.47         0.21       0.68       (0.47)           0.00
Year Ended 10/31/05              10.93       0.48        (0.07)      0.41       (0.48)           0.00
Year Ended 10/31/04**            10.63       0.51         0.30       0.81       (0.51)           0.00
Year Ended 10/31/03              10.84       0.53        (0.19)      0.34       (0.55)           0.00
Class B
Year Ended 10/31/07             $11.07      $0.38       $(0.20)     $0.18      $(0.38)          $0.00
Year Ended 10/31/06              10.86       0.40         0.21       0.61       (0.40)           0.00
Year Ended 10/31/05              10.93       0.40        (0.07)      0.33       (0.40)           0.00
Year Ended 10/31/04**            10.63       0.44         0.30       0.74       (0.44)           0.00
Year Ended 10/31/03              10.84       0.46        (0.20)      0.26       (0.47)           0.00
Class C
Year Ended 10/31/07             $11.07      $0.38       $(0.19)     $0.19      $(0.38)          $0.00
Year Ended 10/31/06              10.86       0.40         0.21       0.61       (0.40)           0.00
Year Ended 10/31/05              10.93       0.40        (0.07)      0.33       (0.40)           0.00
Year Ended 10/31/04**            10.63       0.44         0.30       0.74       (0.44)           0.00
Year Ended 10/31/03              10.84       0.46        (0.20)      0.26       (0.47)           0.00

Please refer to the footnotes on pages 68 and 69.

                Less Distributions                                  Ratios/Supplemental Data
--------------------------------------------------  --------------------------------------------------------


                                                                     Ratio of     Ratio of Net
                                                      Net Assets,    Expenses     Income/(Loss)
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average     Portfolio
and Distributions  End of Period   Total Return (b) (000's Omitted) Net Assets*   Net Assets +  Turnover Rate
-------------------------------------------------------------------------------------------------------------

     $(0.44)           $10.03            2.52%         $361,701        0.68%(c)       4.38%          15%
      (0.46)            10.22            6.43           349,884        0.68(c)(d)     4.56(d)        22
      (0.48)            10.05            3.95           337,201        0.68(c)        4.65           25
      (0.50)            10.13            6.92           344,557        0.68(c)        4.94           47
      (0.54)             9.96            7.32           373,416        0.68(c)        5.25           35

     $(0.37)           $10.02            1.81%         $ 25,332        1.38%(c)       3.69%          15%
      (0.39)            10.21            5.70            37,399        1.38(c)(d)     3.89(d)        22
      (0.41)            10.04            3.25            49,801        1.38(c)        3.96           25
      (0.43)            10.12            6.18            72,264        1.39(c)        4.24           47
      (0.47)             9.95            6.57           101,287        1.39(c)        4.54           35

     $(0.37)           $10.02            1.81%         $ 60,613        1.38%(c)       3.68%          15%
      (0.39)            10.21            5.59            62,447        1.38(c)(d)     3.87(d)        22
      (0.41)            10.05            3.24            61,622        1.38(c)        3.96           25
      (0.43)            10.13            6.28            68,769        1.38(c)        4.24           47
      (0.47)             9.95            6.57            82,167        1.38(c)        4.55           35

     $(0.40)           $10.11            2.42%         $116,843        1.04%(e)       4.00%          12%
      (0.41)            10.27            4.98           124,967        1.04(d)(e)     4.00(d)        10
      (0.42)            10.18            3.05           124,957        1.04(e)        4.07           17
      (0.46)            10.29            6.42           129,888        1.03(e)        4.28           12
      (0.42)            10.11            6.32           139,179        1.04(e)        4.69           28

     $(0.33)           $10.09            1.72%         $  6,449        1.74%(e)       3.31%          12%
      (0.34)            10.25            4.36            11,477        1.74(d)(e)     3.32(d)        10
      (0.35)            10.15            2.34            16,375        1.74(e)        3.39           17
      (0.38)            10.26            5.60            22,968        1.74(e)        3.58           12
      (0.36)            10.09            5.71            34,243        1.75(e)        4.00           28

     $(0.33)           $10.09            1.71%         $ 10,872        1.74%(e)       3.31%          12%
      (0.34)            10.25            4.26            11,277        1.74(d)(e)     3.31(d)        10
      (0.35)            10.16            2.34            11,732        1.74(e)        3.38           17
      (0.38)            10.27            5.71            12,198        1.73(e)        3.59           12
      (0.36)            10.09            5.60            14,149        1.74(e)        3.98           28

     $(0.45)           $10.88            2.45%         $594,039        0.77%(f)       4.19%          21%
      (0.47)            11.07            6.42           594,150        0.77(d)(f)     4.33(d)        10
      (0.48)            10.86            3.78           590,042        0.77(f)        4.36           17
      (0.51)            10.93            7.80           587,874        0.78(f)        4.75           34
      (0.55)            10.63            3.15           644,868        0.77(f)        4.93           33

     $(0.38)           $10.87            1.65%         $ 43,581        1.47%(f)       3.48%          21%
      (0.40)            11.07            5.69            80,928        1.47(d)(f)     3.64(d)        10
      (0.40)            10.86            3.06           122,128        1.47(f)        3.66           17
      (0.44)            10.93            7.05           175,215        1.48(f)        4.05           34
      (0.47)            10.63            2.43           237,147        1.48(f)        4.22           33

     $(0.38)           $10.88            1.73%         $111,697        1.47%(f)       3.49%          21%
      (0.40)            11.07            5.69           120,731        1.47(d)(f)     3.64(d)        10
      (0.40)            10.86            3.06           125,067        1.47(f)        3.66           17
      (0.44)            10.93            7.05           141,031        1.48(f)        4.05           34
      (0.47)            10.63            2.43           170,003        1.47(f)        4.23           33

Please refer to the footnotes on pages 68 and 69.

                                                                                Less Dividends and
                                          Income from Investment Operations       Distributions
                                         ----------------------------------- -----------------------
                                                     Net Gains or
                                                      Losses on
                               Net Asset     Net     Investments             Dividends
                                Value,   Investment     (both     Total from  from Net  Distributions
                               Beginning   Income    realized and Investment Investment from Capital
Fiscal Year or Period          of Period (Loss) +(a) unrealized)  Operations   Income       Gains
-----------------------------------------------------------------------------------------------------

Insured California Portfolio
Class A
Year Ended 10/31/07             $13.95      $0.48       $(0.18)     $0.30      $(0.48)     $(0.16)
Year Ended 10/31/06              14.01       0.53         0.17       0.70       (0.53)      (0.23)
Year Ended 10/31/05              14.21       0.57        (0.20)      0.37       (0.57)       0.00
Year Ended 10/31/04**            14.03       0.61         0.18       0.79       (0.61)       0.00
Year Ended 10/31/03              14.17       0.60        (0.12)      0.48       (0.62)       0.00
Class B
Year Ended 10/31/07             $13.95      $0.38       $(0.19)     $0.19      $(0.38)     $(0.16)
Year Ended 10/31/06              14.01       0.44         0.16       0.60       (0.43)      (0.23)
Year Ended 10/31/05              14.20       0.47        (0.19)      0.28       (0.47)       0.00
Year Ended 10/31/04**            14.02       0.50         0.19       0.69       (0.51)       0.00
Year Ended 10/31/03              14.16       0.50        (0.12)      0.38       (0.52)       0.00
Class C
Year Ended 10/31/07             $13.94      $0.39       $(0.19)     $0.20      $(0.38)     $(0.16)
Year Ended 10/31/06              14.00       0.43         0.17       0.60       (0.43)      (0.23)
Year Ended 10/31/05              14.20       0.47        (0.20)      0.27       (0.47)       0.00
Year Ended 10/31/04**            14.02       0.51         0.18       0.69       (0.51)       0.00
Year Ended 10/31/03              14.16       0.50        (0.12)      0.38       (0.52)       0.00

Arizona Portfolio
Class A
Year Ended 9/30/07              $11.07      $0.44       $(0.14)     $0.30      $(0.44)     $ 0.00
Year Ended 9/30/06               11.06       0.45         0.01       0.46       (0.45)       0.00
Year Ended 9/30/05               10.95       0.47         0.11       0.58       (0.47)       0.00
Year Ended 9/30/04**             10.76       0.51         0.19       0.70       (0.51)       0.00
Year Ended 9/30/03               11.02       0.51        (0.26)      0.25       (0.51)       0.00
Class B
Year Ended 9/30/07              $11.05      $0.37       $(0.15)     $0.22      $(0.36)     $ 0.00
Year Ended 9/30/06               11.04       0.38         0.00       0.38       (0.37)       0.00
Year Ended 9/30/05               10.94       0.39         0.10       0.49       (0.39)       0.00
Year Ended 9/30/04**             10.74       0.43         0.20       0.63       (0.43)       0.00
Year Ended 9/30/03               11.00       0.43        (0.26)      0.17       (0.43)       0.00
Class C
Year Ended 9/30/07              $11.05      $0.37       $(0.14)     $0.23      $(0.37)     $ 0.00
Year Ended 9/30/06               11.04       0.37         0.01       0.38       (0.37)       0.00
Year Ended 9/30/05               10.94       0.39         0.10       0.49       (0.39)       0.00
Year Ended 9/30/04**             10.74       0.43         0.20       0.63       (0.43)       0.00
Year Ended 9/30/03               11.00       0.43        (0.26)      0.17       (0.43)       0.00

Florida Portfolio
Class A
Year Ended 9/30/07              $10.32      $0.45       $(0.17)     $0.28      $(0.45)     $ 0.00
Year Ended 9/30/06               10.28       0.46         0.04       0.50       (0.46)       0.00
Year Ended 9/30/05               10.25       0.47         0.03       0.50       (0.47)       0.00
Year Ended 9/30/04**             10.17       0.49         0.08       0.57       (0.49)       0.00
Year Ended 9/30/03               10.34       0.49        (0.13)      0.36       (0.53)       0.00
Class B
Year Ended 9/30/07              $10.32      $0,38       $(0.16)     $0.22      $(0.38)     $ 0.00
Year Ended 9/30/06               10.29       0.39         0.03       0.42       (0.39)       0.00
Year Ended 9/30/05               10.26       0.40         0.03       0.43       (0.40)       0.00
Year Ended 9/30/04**             10.18       0.42         0.08       0.50       (0.42)       0.00
Year Ended 9/30/03               10.35       0.42        (0.14)      0.28       (0.45)       0.00
Class C
Year Ended 9/30/07              $10.32      $0.38       $(0.16)     $0.22      $(0.38)     $ 0.00
Year Ended 9/30/06               10.29       0.39         0.03       0.42       (0.39)       0.00
Year Ended 9/30/05               10.25       0.40         0.04       0.44       (0.40)       0.00
Year Ended 9/30/04**             10.18       0.42         0.07       0.49       (0.42)       0.00
Year Ended 9/30/03               10.35       0.42        (0.14)      0.28       (0.45)       0.00

Please refer to the footnotes on pages 68 and 69.

                Less Distributions                                  Ratios/Supplemental Data
--------------------------------------------------  --------------------------------------------------------


                                                                     Ratio of     Ratio of Net
                                                      Net Assets,    Expenses     Income/(Loss)
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average     Portfolio
and Distributions  End of Period   Total Return (b) (000's Omitted) Net Assets*    Net Assets+  Turnover Rate
-------------------------------------------------------------------------------------------------------------

     $(0.64)           $13.61            2.17%         $ 85,238        1.08%(g)       3.52%          18%
      (0.76)            13.95            5.19            89,501        1.03(d)(g)     3.85(d)        26
      (0.57)            14.01            2.60            97,079        1.02(g)        3.99           37
      (0.61)            14.21            5.75           103,414        1.00(g)        4.29            5
      (0.62)            14.03            3.39           124,817        1.07(g)        4.24           34

     $(0.54)           $13.60            1.38%         $  6,046        1.79%(g)       2.81%          18%
      (0.66)            13.95            4.45            11,013        1.74(d)(g)     3.15(d)        26
      (0.47)            14.01            1.96            15,626        1.73(g)        3.29           37
      (0.51)            14.20            5.02            21,559        1.71(g)        3.58            5
      (0.52)            14.02            2.67            29,285        1.77(g)        3.52           34

     $(0.54)           $13.60            1.46%         $ 14,300        1.78%(g)       2.82%          18%
      (0.66)            13.94            4.46            16,184        1.73(d)(g)     3.15(d)        26
      (0.47)            14.00            1.88            18,204        1.73(g)        3.29           37
      (0.51)            14.20            5.02            19,603        1.70(g)        3.59            5
      (0.52)            14.02            2.67            21,951        1.77(g)        3.53           34

     $(0.44)           $10.93            2.78%         $141,882        0.78%(h)       4.03%           8%
      (0.45)            11.07            4.28           138,880        0.78(d)(h)     4.11(d)        20
      (0.47)            11.06            5.36           111,704        0.78(h)        4.22           25
      (0.51)            10.95            6.64            88,701        0.78(h)        4.69           28
      (0.51)            10.76            2.35           101,040        0.78(h)        4.72           28

     $(0.36)           $10.91            2.07%         $ 36,136        1.48%(h)       3.33%           8%
      (0.37)            11.05            3.56            52,070        1.48(d)(h)     3.42(d)        20
      (0.39)            11.04            4.56            63,255        1.48(h)        3.54           25
      (0.43)            10.94            5.98            76,951        1.48(h)        4.00           28
      (0.43)            10.74            1.62            89,938        1.48(h)        4.03           28

     $(0.37)           $10.91            2.07%         $ 26,474        1.48%(h)       3.34%           8%
      (0.37)            11.05            3.56            25,445        1.48(d)(h)     3.42(d)        20
      (0.39)            11.04            4.56            24,926        1.48(h)        3.53           25
      (0.43)            10.94            5.98            20,305        1.48(h)        4.00           28
      (0.43)            10.74            1.62            25,110        1.48(h)        4.03           28

     $(0.45)           $10.15            2.80%         $134,989        0.78%(i)       4.43%          23%
      (0.46)            10.32            5.00           138,307        0.78(d)(i)     4.51(d)        27
      (0.47)            10.28            5.01           127,541        0.78(i)        4.60           23
      (0.49)            10.25            5.78           101,529        0.78(i)        4.83           22
      (0.53)            10.17            3.54           109,543        0.78(i)        4.80           30

     $(0.38)           $10.16            2.18%         $ 23,646        1.48%(i)       3.73%          23%
      (0.39)            10.32            4.17            38,045        1.48(d)(i)     3.80(d)        27
      (0.40)            10.29            4.29            53,996        1.48(i)        3.91           23
      (0.42)            10.26            4.96            79,266        1.48(i)        4.12           22
      (0.45)            10.18            2.82           104,874        1.48(i)        4.09           30

     $(0.38)           $10.16            2.18%         $ 33,540        1.48%(i)       3.73%          23%
      (0.39)            10.32            4.17            39,042        1.48(d)(i)     3.80(d)        27
      (0.40)            10.29            4.38            39,950        1.48(i)        3.90           23
      (0.42)            10.25            4.96            39,170        1.48(i)        4.13           22
      (0.45)            10.18            2.82            46,929        1.48(i)        4.09           30

Please refer to the footnotes on pages 68 and 69.

                                                                                Less Dividends and
                                          Income from Investment Operations       Distributions
                                         ----------------------------------- -----------------------
                                                     Net Gains or
                                                      Losses on
                               Net Asset     Net     Investments             Dividends
                                Value,   Investment     (both     Total from  from Net  Distributions
                               Beginning   Income    realized and Investment Investment from Capital
Fiscal Year or Period          of Period (Loss) +(a) unrealized)  Operations   Income       Gains
-----------------------------------------------------------------------------------------------------

Massachusetts Portfolio
Class A
Year Ended 9/30/07              $10.94      $0.44       $(0.13)     $0.31      $(0.44)     $ 0.00
Year Ended 9/30/06               10.96       0.45        (0.02)      0.43       (0.45)       0.00
Year Ended 9/30/05               10.92       0.47         0.05       0.52       (0.48)       0.00
Year Ended 9/30/04**             10.79       0.51         0.13       0.64       (0.51)       0.00
Year Ended 9/30/03               11.06       0.51        (0.26)      0.25       (0.52)       0.00
Class B
Year Ended 9/30/07              $10.92      $0.37       $(0.13)     $0.24      $(0.37)     $ 0.00
Year Ended 9/30/06               10.94       0.38        (0.02)      0.36       (0.38)       0.00
Year Ended 9/30/05               10.91       0.40         0.03       0.43       (0.40)       0.00
Year Ended 9/30/04**             10.77       0.44         0.14       0.58       (0.44)       0.00
Year Ended 9/30/03               11.03       0.44        (0.25)      0.19       (0.45)       0.00
Class C
Year Ended 9/30/07              $10.92      $0.37       $(0.13)     $0.24      $(0.37)     $ 0.00
Year Ended 9/30/06               10.94       0.38        (0.02)      0.36       (0.38)       0.00
Year Ended 9/30/05               10.91       0.40         0.03       0.43       (0.40)       0.00
Year Ended 9/30/04**             10.77       0.44         0.14       0.58       (0.44)       0.00
Year Ended 9/30/03               11.03       0.44        (0.25)      0.19       (0.45)       0.00

Michigan Portfolio
Class A
Year Ended 9/30/07              $10.91      $0.42       $(0.12)     $0.30      $(0.42)     $(0.05)
Year Ended 9/30/06               10.88       0.43         0.03       0.46       (0.42)      (0.01)
Year Ended 9/30/05               10.79       0.46         0.09       0.55       (0.46)       0.00
Year Ended 9/30/04**             10.69       0.48         0.11       0.59       (0.49)       0.00
Year Ended 9/30/03               10.91       0.47        (0.17)      0.30       (0.52)       0.00
Class B
Year Ended 9/30/07              $10.89      $0.34       $(0.12)     $0.22      $(0.34)     $(0.05)
Year Ended 9/30/06               10.86       0.35         0.04       0.39       (0.35)      (0.01)
Year Ended 9/30/05               10.77       0.38         0.10       0.48       (0.39)       0.00
Year Ended 9/30/04**             10.67       0.41         0.10       0.51       (0.41)       0.00
Year Ended 9/30/03               10.89       0.40        (0.18)      0.22       (0.44)       0.00
Class C
Year Ended 9/30/07               10.89       0.34        (0.11)      0.23       (0.34)      (0.05)
Year Ended 9/30/06               10.87       0.35         0.03       0.38       (0.35)      (0.01)
Year Ended 9/30/05               10.77       0.38         0.10       0.48       (0.38)       0.00
Year Ended 9/30/04**             10.67       0.41         0.10       0.51       (0.41)       0.00
Year Ended 9/30/03               10.89       0.40        (0.18)      0.22       (0.44)       0.00

Minnesota Portfolio
Class A
Year Ended 9/30/07              $10.20      $0.41       $(0.15)     $0.26      $(0.41)     $ 0.00
Year Ended 9/30/06               10.19       0.42         0.01       0.43       (0.42)       0.00
Year Ended 9/30/05               10.14       0.42         0.05       0.47       (0.42)       0.00
Year Ended 9/30/04**             10.15       0.44        (0.01)      0.43       (0.44)       0.00
Year Ended 9/30/03               10.31       0.45        (0.15)      0.30       (0.46)       0.00
Class B
Year Ended 9/30/07              $10.20      $0.34       $(0.15)     $0.19      $(0.34)     $ 0.00
Year Ended 9/30/06               10.19       0.34         0.01       0.35       (0.34)       0.00
Year Ended 9/30/05               10.14       0.35         0.05       0.40       (0.35)       0.00
Year Ended 9/30/04**             10.15       0.37        (0.01)      0.36       (0.37)       0.00
Year Ended 9/30/03               10.31       0.38        (0.15)      0.23       (0.39)       0.00
Class C
Year Ended 9/30/07              $10.21      $0.34       $(0.15)     $0.19      $(0.34)     $ 0.00
Year Ended 9/30/06               10.20       0.34         0.01       0.35       (0.34)       0.00
Year Ended 9/30/05               10.15       0.35         0.05       0.40       (0.35)       0.00
Year Ended 9/30/04**             10.16       0.37        (0.01)      0.36       (0.37)       0.00
Year Ended 9/30/03               10.32       0.38        (0.15)      0.23       (0.39)       0.00

Please refer to the footnotes on pages 68 and 69.

                Less Distributions                                  Ratios/Supplemental Data
--------------------------------------------------  --------------------------------------------------------


                                                                     Ratio of     Ratio of Net
                                                      Net Assets,    Expenses     Income/(Loss)
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average     Portfolio
and Distributions  End of Period   Total Return (b) (000's Omitted) Net Assets*    Net Assets+  Turnover Rate
-------------------------------------------------------------------------------------------------------------

    $(0.44)            $10.81            2.92%          $74,341        0.82%(j)       4.08%          11%
     (0.45)             10.94            4.06            63,120        0.82(d)(j)     4.18(d)        25
     (0.48)             10.96            4.80            53,035        0.82(j)        4.29           25
     (0.51)             10.92            6.13            39,749        0.82(j)        4.73           26
     (0.52)             10.79            2.39            46,342        0.82(j)        4.71           28

    $(0.37)            $10.79            2.21%          $25,209        1.52%(j)       3.38%          11%
     (0.38)             10.92            3.35            41,221        1.52(d)(j)     3.49(d)        25
     (0.40)             10.94            4.00            50,203        1.52(j)        3.61           25
     (0.44)             10.91            5.38            63,430        1.52(j)        4.04           26
     (0.45)             10.77            1.76            73,979        1.52(j)        4.02           28

    $(0.37)            $10.79            2.22%          $34,479        1.52%(j)       3.39%          11%
     (0.38)             10.92            3.35            38,001        1.52(d)(j)     3.49(d)        25
     (0.40)             10.94            3.99            34,789        1.52(j)        3.61           25
     (0.44)             10.91            5.38            35,598        1.52(j)        4.04           26
     (0.45)             10.77            1.76            46,542        1.52(j)        4.02           28

    $(0.47)            $10.74            2.75%          $63,989        1.01%(k)       3.87%           2%
     (0.43)             10.91            4.38            64,920        0.98(d)(k)     3.92(d)        17
     (0.46)             10.88            5.16            54,635        0.99(k)        4.19           18
     (0.49)             10.79            5.65            45,362        1.01(k)        4.51           18
     (0.52)             10.69            2.66            53,022        1.01(k)        4.38           46

    $(0.39)            $10.72            2.04%          $20,524        1.71%(k)       3.17%           2%
     (0.36)             10.89            3.66            30,813        1.69(d)(k)     3.23(d)        17
     (0.39)             10.86            4.47            41,516        1.70(k)        3.50           18
     (0.41)             10.77            4.91            47,605        1.71(k)        3.81           18
     (0.44)             10.67            1.95            58,034        1.71(k)        3.69           46

    $(0.39)            $10.73            2.13%          $37,755        1.71%(k)       3.17%           2%
     (0.36)             10.89            3.56            41,274        1.68(d)(k)     3.23(d)        17
     (0.38)             10.87            4.54            43,225        1.70(k)        3.50           18
     (0.41)             10.77            4.91            43,382        1.71(k)        3.82           18
     (0.44)             10.67            1.95            54,996        1.71(k)        3.69           46

    $(0.41)            $10.05            2.58%          $73,400        0.90%(l)       4.03%           1%
     (0.42)             10.20            4.29            71,172        0.90(d)(l)     4.10(d)        13
     (0.42)             10.19            4.72            69,174        0.90(l)        4.12           14
     (0.44)             10.14            4.41            64,847        0.90(l)        4.36           19
     (0.46)             10.15            3.05            67,521        0.90(l)        4.42           32

    $(0.34)            $10.05            1.86%          $ 6,571        1.60%(l)       3.33%           1%
     (0.34)             10.20            3.56            10,577        1.60(d)(l)     3.41(d)        13
     (0.35)             10.19            3.99            14,424        1.60(l)        3.43           14
     (0.37)             10.14            3.68            16,976        1.60(l)        3.65           19
     (0.39)             10.15            2.34            24,366        1.60(l)        3.72           32

    $(0.34)            $10.06            1.86%          $13,818        1.60%(l)       3.33%           1%
     (0.34)             10.21            3.55            15,635        1.60(d)(l)     3.40(d)        13
     (0.35)             10.20            3.98            17,153        1.60(l)        3.42           14
     (0.37)             10.15            3.68            16,402        1.60(l)        3.65           19
     (0.39)             10.16            2.34            19,248        1.60(l)        3.70           32

Please refer to the footnotes on pages 68 and 69.

                                                                                Less Dividends and
                                          Income from Investment Operations       Distributions
                                         ----------------------------------- ------------------------
                                                     Net Gains or
                                                      Losses on
                               Net Asset     Net     Investments             Dividends
                                Value,   Investment     (both     Total from  from Net  Distributions
                               Beginning   Income    realized and Investment Investment from Capital
Fiscal Year or Period          of Period (Loss) +(a) unrealized)  Operations   Income       Gains
-----------------------------------------------------------------------------------------------------

New Jersey Portfolio
Class A
Year Ended 9/30/07              $ 9.93      $0.42       $(0.17)     $0.25      $(0.42)      $0.00
Year Ended 9/30/06                9.90       0.42         0.03       0.45       (0.42)       0.00
Year Ended 9/30/05                9.84       0.42         0.07       0.49       (0.43)       0.00
Year Ended 9/30/04**              9.80       0.45         0.04       0.49       (0.45)       0.00
Year Ended 9/30/03               10.03       0.45        (0.22)      0.23       (0.46)       0.00
Class B
Year Ended 9/30/07              $ 9.93      $0.35       $(0.17)     $0.18      $(0.35)      $0.00
Year Ended 9/30/06                9.90       0.35         0.03       0.38       (0.35)       0.00
Year Ended 9/30/05                9.84       0.35         0.07       0.42       (0.36)       0.00
Year Ended 9/30/04**              9.80       0.38         0.04       0.42       (0.38)       0.00
Year Ended 9/30/03               10.04       0.38        (0.23)      0.15       (0.39)       0.00
Class C
Year Ended 9/30/07              $ 9.93      $0.35       $(0.17)     $0.18      $(0.35)      $0.00
Year Ended 9/30/06                9.90       0.35         0.03       0.38       (0.35)       0.00
Year Ended 9/30/05                9.84       0.35         0.07       0.42       (0.36)       0.00
Year Ended 9/30/04**              9.81       0.38         0.03       0.41       (0.38)       0.00
Year Ended 9/30/03               10.04       0.38        (0.22)      0.16       (0.39)       0.00

New York Portfolio
Class A
Year Ended 10/31/07             $ 9.97      $0.41       $(0.15)     $0.26      $(0.41)      $0.00
Year Ended 10/31/06               9.81       0.42         0.16       0.58       (0.42)       0.00
Year Ended 10/31/05               9.93       0.46        (0.12)      0.34       (0.46)       0.00
Year Ended 10/31/04**             9.79       0.48         0.15       0.63       (0.49)       0.00
Year Ended 10/31/03               9.69       0.50         0.11       0.61       (0.51)       0.00
Class B
Year Ended 10/31/07             $ 9.96      $0.34       $(0.16)     $0.18      $(0.34)      $0.00
Year Ended 10/31/06               9.80       0.35         0.16       0.51       (0.35)       0.00
Year Ended 10/31/05               9.92       0.39        (0.12)      0.27       (0.39)       0.00
Year Ended 10/31/04**             9.78       0.41         0.15       0.56       (0.42)       0.00
Year Ended 10/31/03               9.68       0.43         0.11       0.54       (0.44)       0.00
Class C
Year Ended 10/31/07             $ 9.96      $0.34       $(0.15)     $0.19      $(0.34)      $0.00
Year Ended 10/31/06               9.80       0.35         0.16       0.51       (0.35)       0.00
Year Ended 10/31/05               9.92       0.39        (0.12)      0.27       (0.39)       0.00
Year Ended 10/31/04**             9.78       0.41         0.15       0.56       (0.42)       0.00
Year Ended 10/31/03               9.68       0.43         0.11       0.54       (0.44)       0.00

Ohio Portfolio
Class A
Year Ended 9/30/07              $10.16      $0.40       $(0.10)     $0.30      $(0.40)      $0.00
Year Ended 9/30/06               10.14       0.41         0.02       0.43       (0.41)       0.00
Year Ended 9/30/05               10.10       0.43         0.03       0.46       (0.42)       0.00
Year Ended 9/30/04**             10.05       0.44         0.05       0.49       (0.44)       0.00
Year Ended 9/30/03               10.02       0.46         0.05       0.51       (0.48)       0.00
Class B
Year Ended 9/30/07              $10.15      $0.33       $(0.10)     $0.23      $(0.33)      $0.00
Year Ended 9/30/06               10.13       0.34         0.02       0.36       (0.34)       0.00
Year Ended 9/30/05               10.09       0.36         0.03       0.39       (0.35)       0.00
Year Ended 9/30/04**             10.04       0.37         0.05       0.42       (0.37)       0.00
Year Ended 9/30/03               10.02       0.39         0.04       0.43       (0.41)       0.00
Class C
Year Ended 9/30/07              $10.16      $0.33       $(0.10)     $0.23      $(0.33)      $0.00
Year Ended 9/30/06               10.13       0.34         0.03       0.37       (0.34)       0.00
Year Ended 9/30/05               10.09       0.36         0.03       0.39       (0.35)       0.00
Year Ended 9/30/04**             10.05       0.37         0.04       0.41       (0.37)       0.00
Year Ended 9/30/03               10.02       0.39         0.05       0.44       (0.41)       0.00

Please refer to the footnotes on pages 68 and 69.

                Less Distributions                                  Ratios/Supplemental Data
--------------------------------------------------  --------------------------------------------------------


                                                                     Ratio of     Ratio of Net
                                                      Net Assets,    Expenses     Income/(Loss)
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average     Portfolio
and Distributions  End of Period   Total Return (b) (000's Omitted) Net Assets*    Net Assets+  Turnover Rate
-------------------------------------------------------------------------------------------------------------

    $(0.42)            $ 9.76            2.52%         $101,138        0.87%(m)       4.23%           6%
     (0.42)              9.93            4.65            83,088        0.87(d)(m)     4.25(d)         6
     (0.43)              9.90            5.03            77,570        0.87(m)        4.26           38
     (0.45)              9.84            5.05            76,164        0.87(m)        4.60           15
     (0.46)              9.80            2.39            81,632        0.87(m)        4.53           45

    $(0.35)            $ 9.76            1.80%         $ 27,275        1.57%(m)       3.52%           6%
     (0.35)              9.93            3.91            42,766        1.57(d)(m)     3.55(d)         6
     (0.36)              9.90            4.30            58,706        1.57(m)        3.56           38
     (0.38)              9.84            4.41            83,835        1.57(m)        3.89           15
     (0.39)              9.80            1.56           110,294        1.57(m)        3.83           45

    $(0.35)            $ 9.76            1.80%         $ 33,031        1.57%(m)       3.52%           6%
     (0.35)              9.93            3.92            34,042        1.57(d)(m)     3.55(d)         6
     (0.36)              9.90            4.31            35,279        1.57(m)        3.56           38
     (0.38)              9.84            4.30            37,926        1.57(m)        3.89           15
     (0.39)              9.81            1.66            45,633        1.57(m)        3.83           45

    $(0.41)            $ 9.82            2.62%         $356,989        0.58%(n)       4.12%           5%
     (0.42)              9.97            6.06           320,580        0.58(d)(n)     4.27(d)        39
     (0.46)              9.81            3.46           294,005        0.58(n)        4.62           19
     (0.49)              9.93            6.58           280,213        0.59(n)        4.93           33
     (0.51)              9.79            6.39           311,596        0.58(n)        5.09           35

    $(0.34)            $ 9.80            1.82%         $ 74,342        1.28%(n)       3.42%           5%
     (0.35)              9.96            5.33           114,128        1.28(d)(n)     3.59(d)        39
     (0.39)              9.80            2.75           133,746        1.28(n)        3.93           19
     (0.42)              9.92            5.85           151,474        1.30(n)        4.22           33
     (0.44)              9.78            5.64           171,881        1.29(n)        4.38           35

    $(0.34)            $ 9.81            1.91%         $ 46,305        1.28%(n)       3.43%           5%
     (0.35)              9.96            5.32            48,022        1.28(d)(n)     3.58(d)        39
     (0.39)              9.80            2.74            45,956        1.28(n)        3.92           19
     (0.42)              9.92            5.85            45,121        1.29(n)        4.23           33
     (0.44)              9.78            5.64            52,206        1.29(n)        4.38           35

    $(0.40)            $10.06            3.05%         $ 93,801        0.85%(o)       4.00%           4%
     (0.41)             10.16            4.40            87,902        0.85(d)(o)     4.12(d)        11
     (0.42)             10.14            4.67            85,749        0.85(o)        4.19           23
     (0.44)             10.10            5.02            78,184        0.85(o)        4.38           33
     (0.48)             10.05            5.20            75,102        0.85(o)        4.59           23

    $(0.33)            $10.05            2.34%         $ 29,436        1.55%(o)       3.30%           4%
     (0.34)             10.15            3.67            41,802        1.55(d)(o)     3.42(d)        11
     (0.35)             10.13            3.95            55,111        1.55(o)        3.50           23
     (0.37)             10.09            4.30            70,121        1.55(o)        3.69           33
     (0.41)             10.04            4.37            83,422        1.55(o)        3.88           23

    $(0.33)            $10.06            2.33%         $ 40,087        1.55%(o)       3.31            4%
     (0.34)             10.16            3.78            44,023        1.55(d)(o)     3.42(d)        11
     (0.35)             10.13            3.94            47,610        1.55(o)        3.49           23
     (0.37)             10.09            4.19            48,233        1.55(o)        3.69           33
     (0.41)             10.05            4.47            54,062        1.55(o)        3.89           23

Please refer to the footnotes on pages 68 and 69.

                                                                                 Less Dividends and
                                          Income from Investment Operations        Distributions
                                          ---------------------------------- --------------------------
                                                     Net Gains or
                                                      Losses on
                               Net Asset     Net     Investments             Dividends
                                Value,    Investment    (both     Total from  from Net    Distributions
                               Beginning    Income   realized and Investment Investment   from Capital
Fiscal Year or Period          of Period  (Loss) (a) unrealized)  Operations   Income         Gains
-------------------------------------------------------------------------------------------------------

Pennsylvania Portfolio
Class A
Year Ended 9/30/07              $10.58      $0.41+      $(0.14)     $0.27      $(0.41)        $0.00
Year Ended 9/30/06               10.53       0.42+        0.05       0.47       (0.42)         0.00
Year Ended 9/30/05               10.48       0.44+        0.05       0.49       (0.44)         0.00
Year Ended 9/30/04**             10.44       0.48+        0.04       0.52       (0.48)         0.00
Year Ended 9/30/03               10.58       0.50+       (0.14       0.36       (0.50)         0.00
Class B
Year Ended 9/30/07              $10.58      $0.34+      $(0.14)     $0.20      $(0.34)        $0.00
Year Ended 9/30/06               10.53       0.35+        0.05       0.40       (0.35)         0.00
Year Ended 9/30/05               10.48       0.37+        0.05       0.42       (0.37)         0.00
Year Ended 9/30/04**             10.44       0.40+        0.04       0.44       (0.40)         0.00
Year Ended 9/30/03               10.58       0.44+       (0.15)      0.29       (0.43)         0.00
Class C
Year Ended 9/30/07              $10.58      $0.34+      $(0.14)     $0.20      $(0.34)        $0.00
Year Ended 9/30/06               10.53       0.35+        0.05       0.40       (0.35)         0.00
Year Ended 9/30/05               10.48       0.37+        0.05       0.42       (0.37)         0.00
Year Ended 9/30/04**             10.44       0.40+        0.04       0.44       (0.40)         0.00
Year Ended 9/30/03               10.58       0.44+       (0.15)      0.29       (0.43)         0.00

Virginia Portfolio
Class A
Year Ended 9/30/07              $10.84      $0.45+      $(0.16)     $0.29      $(0.45)        $0.00
Year Ended 9/30/06               10.82       0.47+        0.02       0.49       (0.47)         0.00
Year Ended 9/30/05               10.77       0.49+        0.05       0.54       (0.49)         0.00
Year Ended 9/30/04**             10.75       0.52+        0.01       0.53       (0.51)         0.00
Year Ended 9/30/03               10.77       0.52+       (0.03)      0.49       (0.51)         0.00
Class B
Year Ended 9/30/07              $10.82      $0.38+      $(0.17)     $0.21      $(0.37)        $0.00
Year Ended 9/30/06               10.80       0.39+        0.02       0.41       (0.39)         0.00
Year Ended 9/30/05               10.75       0.41+        0.05       0.46       (0.41)         0.00
Year Ended 9/30/04**             10.73       0.44+        0.01       0.45       (0.43)         0.00
Year Ended 9/30/03               10.75       0.45+       (0.04)      0.41       (0.43)         0.00
Class C
Year Ended 9/30/07              $10.81      $0.38+      $(0.16)     $0.22      $(0.37)        $0.00
Year Ended 9/30/06               10.79       0.39+        0.02       0.41       (0.39)         0.00
Year Ended 9/30/05               10.74       0.41+        0.06       0.47       (0.42)         0.00
Year Ended 9/30/04**             10.73       0.44+        0.00       0.44       (0.43)         0.00
Year Ended 9/30/03               10.75       0.45+       (0.04)      0.41       (0.43)         0.00

Intermediate Diversified
 Municipal Portfolio
Class A
Year Ended 9/30/07              $14.03      $0.42       $(0.02)     $0.40      $(0.42)        $0.00
Year Ended 9/30/06               14.07       0.42        (0.04)      0.38       (0.42)         0.00
Year Ended 9/30/05               14.27       0.40        (0.20)      0.20       (0.40)         0.00
Year Ended 9/30/04**             14.35       0.42        (0.08)      0.34       (0.42)(r)      0.00
Year Ended 9/30/03               14.37       0.47        (0.02)      0.45       (0.47)(r)      0.00
Class B
Year Ended 9/30/07              $14.03      $0.32       $(0.02)     $0.30      $(0.32)        $0.00
Year Ended 9/30/06               14.07       0.32        (0.04)      0.28       (0.32)         0.00
Year Ended 9/30/05               14.27       0.30        (0.20)      0.10       (0.30)         0.00
Year Ended 9/30/04**             14.35       0.32        (0.08)      0.24       (0.32)(r)      0.00
Year Ended 9/30/03               14.38       0.37        (0.03)      0.34       (0.37)(r)      0.00
Class C
Year Ended 9/30/07              $14.03      $0.32       $(0.02)     $0.30      $(0.32)        $0.00
Year Ended 9/30/06               14.07       0.32        (0.04)      0.28       (0.32)         0.00
Year Ended 9/30/05               14.27       0.30        (0.20)      0.10       (0.30)         0.00
Year Ended 9/30/04**             14.35       0.32        (0.08)      0.24       (0.32)(r)      0.00
Year Ended 9/30/03               14.37(e)    0.37        (0.02)      0.35       (0.37)(r)      0.00

Please refer to the footnotes on pages 68 and 69.


                Less Distributions                                  Ratios/Supplemental Data
--------------------------------------------------  --------------------------------------------------------


                                                                     Ratio of     Ratio of Net
                                                      Net Assets,    Expenses     Income/(Loss)
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average     Portfolio
and Distributions  End of Period   Total Return (b) (000's Omitted) Net Assets*    Net Assets   Turnover Rate
-------------------------------------------------------------------------------------------------------------

    $(0.41)            $10.44            2.60%         $ 92,626        0.95%(p)       3.92%+          8%
     (0.42)             10.58            4.57            81,151        0.95(d)(p)     4.00(d)+       23
     (0.44)             10.53            4.75            78,472        0.95(p)        4.19+          36
     (0.48)             10.48            5.06            74,132        0.95(p)        4.55+          19
     (0.50)             10.44            3.57            84,053        0.95(p)        4.91+          17
    $(0.34)            $10.44            1.89%         $ 21,329        1.65%(p)       3.21%+          8%
     (0.35)             10.58            3.84            33,448        1.65(d)(p)     3.31(d)+       23
     (0.37)             10.53            4.01            41,760        1.65(p)        3.49+          36
     (0.40)             10.48            4.32            55,552        1.65(p)        3.85+          19
     (0.43)             10.44            2.84            68,409        1.65(p)        4.21+          17
    $(0.34)            $10.44            1.89%         $ 31,295        1.65%(p)       3.22%+          8%
     (0.35)             10.58            3.84            34,332        1.65(d)(p)     3.30(d)+       23
     (0.37)             10.53            4.02            34,705        1.65(p)        3.49+          36
     (0.40)             10.48            4.32            36,168        1.65(p)        3.85+          19
     (0.43)             10.44            2.84            42,917        1.65(p)        4.20+          17

    $(0.45)            $10.68            2.72%         $119,858        0.72%(q)       4.19%+         15%
     (0.47)             10.84            4.61           109,343        0.72(d)(q)     4.33(d)+       31
     (0.49)             10.82            5.11            88,605        0.72(q)        4.48+          23
     (0.51)             10.77            5.04            64,089        0.72(q)        4.82+          10
     (0.51)             10.75            4.66            71,572        0.72(q)        4.87+          25
    $(0.37)            $10.66            2.01%         $ 23,486        1.42%(q)       3.49%+         15%
     (0.39)             10.82            3.89            37,006        1.42(d)(q)     3.64(d)+       31
     (0.41)             10.80            4.36            46,489        1.42(q)        3.81+          23
     (0.43)             10.75            4.32            65,978        1.42(q)        4.13+          10
     (0.43)             10.73            3.94            82,541        1.42(q)        4.18+          25
    $(0.37)            $10.66            2.11%         $ 35,516        1.42%(q)       3.50%+         15%
     (0.39)             10.81            3.90            34,544        1.42(d)(q)     3.64(d)+       31
     (0.42)             10.79            4.41            29,412        1.42(q)        3.80+          23
     (0.43)             10.74            4.23            28,654        1.42(q)        4.13+          10
     (0.43)             10.73            3.94            33,486        1.42(q)        4.17+          25

    $(0.42)            $14.01            2.90%         $ 30,378        0.88%          3.02%          18%
     (0.42)             14.03            2.75            64,074        0.89(d)        3.01(d)        29
     (0.40)             14.07            1.43            83,353        0.87           2.83           28
     (0.42)             14.27            2.39           101,899        0.87           2.95           41
     (0.47)             14.35            3.22           140,781        0.88           3.28           38
    $(0.32)            $14.01            2.19%         $ 23,751        1.58%          2.32%          18%
     (0.32)             14.03            2.04            38,429        1.58(d)        2.31(d)        29
     (0.30)             14.07            0.73            66,067        1.57           2.13           28
     (0.32)             14.27            1.68            96,064        1.57           2.25           41
     (0.37)             14.35            2.43           115,690        1.59           2.58           38
    $(0.32)            $14.01            2.19%         $ 35,864        1.58%          2.32%          18%
     (0.32)             14.03            2.04            46,625        1.59(d)        2.31(d)        29
     (0.30)             14.07            0.73            67,057        1.57           2.14           28
     (0.32)             14.27            1.68            89,439        1.57           2.25           41
     (0.37)             14.35            2.50           112,298        1.59           2.57           38

Please refer to the footnotes on pages 68 and 69.

                                         Income from Investment Operations  Less Dividends and Distributions
                                         ---------------------------------- -----------------------------
                                                    Net Gains or
                                                     Losses on
                               Net Asset    Net     Investments             Dividends
                                Value,   Investment    (both     Total from  from Net       Distributions
                               Beginning   Income   realized and Investment Investment      from Capital
Fiscal Year or Period          of Period (Loss) (a) unrealized)  Operations   Income            Gains
------------------------------------------------------------------------------------------------------------

Intermediate California
 Municipal Portfolio
Class A
Year Ended 9/30/07              $14.20     $0.42       $(0.02)     $0.40      $(0.42)          $ 0.00
Year Ended 9/30/06               14.23      0.42        (0.03)      0.39       (0.42)            0.00
Year Ended 9/30/05               14.38      0.40        (0.14)      0.26       (0.40)           (0.01)
Year Ended 9/30/04**             14.46      0.40        (0.07)      0.33       (0.40)(r)        (0.01)
Year Ended 9/30/03               14.59      0.43        (0.13)      0.30       (0.43)(r)         0.00
Class B
Year Ended 9/30/07              $14.21     $0.32       $(0.03)     $0.29      $(0.32)          $ 0.00
Year Ended 9/30/06               14.24      0.32        (0.03)      0.29       (0.32)            0.00
Year Ended 9/30/05               14.39      0.30        (0.14)      0.16       (0.30)           (0.01)
Year Ended 9/30/04**             14.46      0.30        (0.06)      0.24       (0.30)(r)        (0.01)
Year Ended 9/30/03               14.59      0.33        (0.13)      0.20       (0.33)(r)         0.00
Class C
Year Ended 9/30/07              $14.20     $0.32       $(0.02)     $0.30      $(0.32)          $ 0.00
Year Ended 9/30/06               14.23      0.32        (0.03)      0.29       (0.32)            0.00
Year Ended 9/30/05               14.38      0.30        (0.14)      0.16       (0.30)           (0.01)
Year Ended 9/30/04**             14.46      0.29        (0.07)      0.22       (0.29)(r)        (0.01)
Year Ended 9/30/03               14.59      0.33        (0.13)      0.20       (0.33)(r)         0.00

Intermediate New York
 Municipal Portfolio
Class A
Year Ended 9/30/07              $13.85     $0.43       $(0.02)     $0.41      $(0.43)          $ 0.00
Year Ended 9/30/06               13.90      0.43        (0.05)      0.38       (0.43)            0.00
Year Ended 9/30/05               14.11      0.43        (0.21)      0.22       (0.43)            0.00
Year Ended 9/30/04**             14.21      0.43        (0.10)      0.33       (0.43)(r)         0.00
Year Ended 9/30/03               14.22      0.46        (0.01)      0.45       (0.46)(r)         0.00
Class B
Year Ended 9/30/07              $13.85     $0.34       $(0.03)     $0.31      $(0.34)          $ 0.00
Year Ended 9/30/06               13.89      0.34        (0.04)      0.30       (0.34)            0.00
Year Ended 9/30/05               14.10      0.33        (0.21)      0.12       (0.33)            0.00
Year Ended 9/30/04**             14.20      0.33        (0.10)      0.23       (0.33)(r)         0.00
Year Ended 9/30/03               14.22      0.36        (0.02)      0.34       (0.36)(r)         0.00
Class C
Year Ended 9/30/07              $13.85     $0.33       $(0.02)     $0.31      $(0.33)          $ 0.00
Year Ended 9/30/06               13.90      0.34        (0.05)      0.29       (0.34)            0.00
Year Ended 9/30/05               14.11      0.33        (0.21)      0.12       (0.33)            0.00
Year Ended 9/30/04**             14.21      0.34        (0.11)      0.23       (0.33)(r)         0.00
Year Ended 9/30/03               14.23      0.36        (0.02)      0.34       (0.36)(r)         0.00

Please refer to the footnotes on pages 68 and 69.

                Less Distributions                                 Ratios/Supplemental Data
--------------------------------------------------  ------------------------------------------------------


                                                                     Ratio of   Ratio of Net
                                                      Net Assets,    Expenses   Income/(Loss)
 Total Dividends  Net Asset Value,                   End of Period  to Average   to Average     Portfolio
and Distributions  End of Period   Total Return (b) (000's Omitted) Net Assets*  Net Assets   Turnover Rate
-----------------------------------------------------------------------------------------------------------

    $(0.42)            $14.18            2.87%          $20,163        0.92%        2.98%          27%
     (0.42)             14.20            2.77            26,648        0.89(d)      2.96(d)        23
     (0.41)             14.23            1.84            37,420        0.89         2.80           30
     (0.41)             14.38            2.32            38,422        0.88         2.79           52
     (0.43)             14.46            2.13            53,570        0.90         3.00           44

    $(0.32)            $14.18            2.08%          $10,293        1.62%        2.27%          27%
     (0.32)             14.21            2.06            16,012        1.60(d)      2.26(d)        23
     (0.31)             14.24            1.14            26,081        1.59         2.10           30
     (0.31)             14.39            1.67            35,723        1.58         2.08           52
     (0.33)             14.46            1.41            39,915        1.61         2.29           44

    $(0.32)            $14.18            2.15%          $17,202        1.62%        2.28%          27%
     (0.32)             14.20            2.07            22,253        1.59(d)      2.26(d)        23
     (0.31)             14.23            1.13            28,495        1.59         2.10           30
     (0.30)             14.38            1.60            34,859        1.58         2.09           52
     (0.33)             14.46            1.41            50,071        1.61         2.28           44

    $(0.43)            $13.83            3.03%          $26,914        0.90%        3.14%          24%
     (0.43)             13.85            2.81            34,440        0.91(d)      3.14(d)        21
     (0.43)             13.90            1.55            44,730        0.90         3.04           32
     (0.43)             14.11            2.37            54,246        0.88         3.07           39
     (0.46)             14.21            3.25            78,518        0.90         3.22           29

    $(0.34)            $13.82            2.24%          $21,340        1.60%        2.44%          24%
     (0.34)             13.85            2.17            31,804        1.61(d)      2.44(d)        21
     (0.33)             13.89            0.85            48,851        1.60         2.34           32
     (0.33)             14.10            1.67            58,167        1.58         2.37           39
     (0.36)             14.20            2.45            62,916        1.61         2.52           29

    $(0.33)            $13.83            2.31%          $17,300        1.60%        2.44%          24%
     (0.34)             13.85            2.09            22,482        1.61(d)      2.44(d)        21
     (0.33)             13.90            0.85            36,217        1.60         2.34           32
     (0.33)             14.11            1.66            53,033        1.58         2.37           39
     (0.36)             14.21            2.44            61,526        1.61         2.49           29

Please refer to the footnotes on pages 68 and 69.

* Net of any waivers/reimbursements and interest expense.

**As of October 1, 2003 (as of November 1, 2003 with respect to National,
  Insured National, New York, California and Insured California) the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain
  (loss) on swap contracts; however, prior to October 1, 2003 (November 1, 2003 with respect to National, Insured National, New York, California and Insured California), these interim payments were reflected within interest income/expense on the statement of operations. For the year ended
  September 30, 2004 (October 31, 2004 with respect to National, Insured National, New York, California and Insured California), the effect of this change to the net investment income and the net realized and unrealized gain
  (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year ends was as follows:

                         Class A Class B Class C
------------------------------------------------
National                   .01%    .01%    .01%
Insured National           .01%    .01%    .01%
------------------------------------------------
New York                   .05%    .05%    .05%
California                 .00%*   .00%*   .00%*
------------------------------------------------
Insured California         .00%*   .00%*   .00%*
Arizona                    .01%    .00%    .00%
------------------------------------------------
Florida                  (.02)%  (.02)%  (.02)%
Massachusetts            (.01)%    .00%  (.01)%
------------------------------------------------
Michigan                   .01%    .01%    .02%
Minnesota                  .00%    .00%    .00%
------------------------------------------------
New Jersey                 .01%    .01%    .01%
Ohio                     (.04)%  (.03)%  (.04)%
------------------------------------------------
Pennsylvania               .00%    .01%    .00%
Virginia                 (.02)%  (.01)%  (.02)%
------------------------------------------------
Intermediate California    .00%    .00%    .00%
Intermediate Diversified   .00%    .00%    .00%
Intermediate New York      .00%    .01%    .01%
------------------------------------------------

  * Amount is less than .01%.

+ Net of expenses assumed and/or waived by the Adviser for all fiscal periods, except in the case of the Insured California Portfolio for the fiscal period ended October 31, 2004.

++Commencement of operations.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .92%, 1.01%, .93%, 1.08% and 1.11% for Class A shares, 1.63%, 1.73%,
   1.64%, 1.79% and 1.81% for Class B shares and 1.62%, 1.72%, 1.64%, 1.78% and
   1.81% for Class C shares.

(d)The ratio includes expenses attributable to the costs of proxy solicitation.

(e)If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.06%, 1.04%, 1.04%, 1.18% and 1.16% for Class A shares,
   1.77%,1.75%, 1.75%, 1.89% and 1.87% for Class B shares and 1.77%, 1.74%,
   1.75%, 1.88% and 1.86% for Class C shares.

(f)If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .85%,.85%, .86%, 1.01% and 1.02% for Class A shares, 1.56%, 1.56%,
   1.56%, 1.71% and 1.73% for Class B shares and 1.55%, 1.56%, 1.56%, 1.71% and
   1.72% for Class C shares.

(g)If the Insured California Portfolio had borne all expenses, the expense ratios for the fiscal period ended October 31, 2004 would have been 1.07% for Class A shares, 1.77% for Class B shares and 1.77% for Class C shares.

(h)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .96%, .95%, .97%, 1.13% and 1.11% for Class A shares, 1.67%, 1.66%,
   1.68%, 1.84% and 1.82% for Class B shares and 1.66%, 1.65%, 1.67%, 1.84% and
   1.82% for Class C shares.

(i)If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .96%, .98%, 1.08%, 1.12% and 1.11% for Class A shares, 1.68%, 1.69%,
   1.78%, 1.83% and 1.81% for Class B shares and 1.67%, 1.68%, 1.78%, 1.83% and
   1.81% for Class C shares.

(j)If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.06%, 1.09%, 1.17%, 1.25% and 1.17% for Class A shares, 1.77%,
   1.81%, 1.88%, 1.96% and 1.89% for Class B shares and 1.76%, 1.80%, 1.88%,
   1.95% and 1.88% for Class C shares.

(k)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.10%, 1.04%, 1.05%, 1.20% and 1.20% for Class A shares, 1.81%, 1.75%,
   1.76%, 1.91% and 1.92% for Class B shares and 1.81%, 1.74%, 1.75%, 1.90% and
   1.90% for Class C shares.

(l)If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.16%, 1.17%, 1.26%, 1.32% and 1.22% for Class A shares, 1.87%, 1.88%,
   1.97%, 2.04% and 1.93% for Class B shares and 1.86%, 1.87%, 1.96%, 2.03% and
   1.92% Class C shares.

(m)If the New Jersey Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.10%, 1.15%, 1.16%, 1.23% and 1.16% for Class A shares, 1.81%, 1.86%, 1.87%, 1.94% and 1.87% for Class B shares and 1.80%, 1.85%, 1.86%, 1.93% and 1.86% for Class C shares.

(n)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .90%, .89%, .91%, 1.05% and 1.06% for Class A shares, 1.61%, 1.60%,
   1.62%, 1.76% and 1.77% for Class B shares and 1.60%, 1.60%, 1.61%, 1.75% and
   1.77% for Class C shares.

(o)If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, .98%, .99%, 1.14% and 1.15% for Class A shares, 1.72%, 1.69%, 1.69%,
   1.85% and 1.86% for Class B shares and 1.71%, 1.68%, 1.69%, 1.85% and 1.85%
   for Class C shares.

(p)If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.03%, 1.11%, 1.20%, 1.24% and 1.16% for Class A shares, 1.74%, 1.82%,
   1.90%, 1.95% and 1.87% for Class B shares and 1.74%, 1.82%, 1.90%, 1.94% and
   1.87% for Class C shares.

(q)If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 0.99%, 1.01%, 1.09%, 1.18% and 1.15% for Class A shares, 1.69%, 1.72%,
   1.80%, 1.89% and 1.85% for Class B shares and 1.69%, 1.71%, 1.79%, 1.88% and
   1.85% for Class C shares.

(r)Distributions from net investment income include taxable income of:

                                             2004  2003
--------------------------------------------------------
Intermediate Diversified Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01
Intermediate California Municipal Portfolio
Class A                                      $0.02 $0.02
Class B                                       0.01  0.02
Class C                                       0.01  0.02
Intermediate New York Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus ( - )--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
The settlement agreement between the Adviser and the NYAG requires the Portfolios to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund
Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

National Portfolio

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  493.37    $ 9,985.38
   2             9,985.38      499.27    10,484.65      96.46     10,388.19
   3            10,388.19      519.41    10,907.60     100.35     10,807.25
   4            10,807.25      540.36    11,347.62     104.40     11,243.22
   5            11,243.22      562.16    11,805.38     108.61     11,696.77
   6            11,696.77      584.84    12,281.61     112.99     12,168.62
   7            12,168.62      608.43    12,777.05     117.55     12,659.50
   8            12,659.50      632.98    13,292.48     122.29     13,170.18
   9            13,170.18      658.51    13,828.69     127.22     13,701.47
   10           13,701.47      685.07    14,386.54     132.36     14,254.19
   -------------------------------------------------------------------------
   Cumulative               $5,769.78               $1,515.60

Insured National Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  529.56    $ 9,949.19
   2             9,949.19      497.46    10,446.65     110.73     10,335.92
   3            10,335.92      516.80    10,852.71     115.04     10,737.67
   4            10,737.67      536.88    11,274.56     119.51     11,155.05
   5            11,155.05      557.75    11,712.80     124.16     11,588.64
   6            11,588.64      579.43    12,168.08     128.98     12,039.09
   7            12,039.09      601.95    12,641.05     134.00     12,507.05
   8            12,507.05      625.35    13,132.41     139.20     12,995.20
   9            12,993.20      649.66    13,642.86     144.61     13,498.25
   10           13,498.25      674.91    14,173.16     150.24     14,022.93
   -------------------------------------------------------------------------
   Cumulative               $5,718.94               $1,696.03

California Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  502.41    $ 9,976.34
   2             9,976.34      498.82    10,475.15      89.04     10,386.11
   3            10,386.11      519.31    10,905.42      92.70     10,812.72
   4            10,812.72      540.64    11,353.36      96.50     11,256.86
   5            11,256.86      562.84    11,819.70     100.47     11,719.23
   6            11,719.23      585.96    12,305.19     104.59     12,200.60
   7            12,200.60      610.03    12,810.63     108.89     12,701.74
   8            12,701.74      635.09    13,336.83     113.36     13,223.46
   9            13,223.46      661.17    13,884.64     118.02     13,766.62
   10           13,766.52      688.33    14,454.95     122.87     14,332.08
   -------------------------------------------------------------------------
   Cumulative               $5,780.94               $1,448.85

Insured California Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  533.58    $ 9,945.17
   2             9,945.17      497.26    10,442.43     112.78     10,329.65
   3            10,329.65      516.48    10,846.13     117.14     10,728.99
   4            10,728.99      536.45    11,265.44     121.67     11,143.78
   5            11,143.78      557.19    11,700.97     126.37     11,574.60
   6            11,574.60      578.73    12,153.33     131.26     12,022.07
   7            12,022.07      601.10    12,623.17     136.33     12,486.84
   8            12,486.84      624.34    13,111.18     141.60     12,969.58
   9            12,969.58      648.48    13,618.06     147.08     13,470.99
   10           13,470.99      673.55    14,144.54     152.76     13,991.78
   -------------------------------------------------------------------------
   Cumulative               $5,712.33               $1,720.57

Arizona Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  503.42    $ 9,975.33
   2             9,975.33      498.77    10,474.10     100.55     10,373.55
   3            10,375.55      518.68    10,892.22     104.57     10,787.66
   4            10,787.66      539.38    11,327.04     108.74     11,218.30
   5            11,218.30      560.92    11,779.22     113.08     11,666.14
   6            11,666.14      583.31    12,249.44     117.59     12,131.85
   7            12,131.85      606.59    12,738.44     122.29     12,616.15
   8            12,616.15      630.81    13,246.96     127.17     13,119.79
   9            13,119.79      655.99    13,775.78     132.25     13,643.53
   10           13,643.53      682.18    14,325.71     137.53     14,188.18
   -------------------------------------------------------------------------
   Cumulative               $5,755.38               $1,567.19

Florida Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  503.42    $ 9,975.33
   2             9,975.33      498.77    10,474.10     100.55     10,373.55
   3            10,373.55      518.68    10,892.22     104.57     10,787.66
   4            10,787.66      539.38    11,327.04     108.74     11,218.30
   5            11,218.30      560.92    11,779.22     113.08     11,666.14
   6            11,666.14      583.31    11,249.44     117.59     12,131.85
   7            12,131.85      606.59    12,738.44     122.29     12,616.15
   8            12,616.15      630.81    13,246.96     127.17     13,119.79
   9            13,119.79      655.99    13,775.78     132.25     13,643.53
   10           13,643.53      682.18    14,325.71     137.53     14,188.18
   -------------------------------------------------------------------------
   Cumulative               $5,755.38               $1,567.19

Massachusetts Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  507.44    $ 9,971.31
   2             9,971.31      498.57    10,469.87     110.98     10,358.89
   3            10,358.89      517.94    10,876.84     115.29     10,761.54
   4            10,761.54      538.08    11,299.62     119.78     11,179.85
   5            11,179.85      558.99    11,738.84     124.43     11,614.41
   6            11,614.41      580.72    12,195.13     129.27     12,065.86
   7            12,065.86      603.29    12,669.15     134.29     12,534.86
   8            12,534.86      626.74    13,161.60     139.51     13,022.09
   9            13,022.09      651.10    13,673.19     144.94     13,528.26
   10           13,528.26      676.41    14,204.67     150.57     14,045.10
   -------------------------------------------------------------------------
   Cumulative               $5,730.59               $1,676.50

Michigan Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  526.54    $ 9,952.21
   2             9,952.21      497.61    10,449.82     114.95     10,334.87
   3            10,334.87      516.74    10,581.61     119.37     10,732.25
   4            10,732.25      536.61    11,268.86     123.96     11,144.90
   5            11,144.90      557.25    11,702.15     128.72     11,573.42
   6            11,573.42      578.67    12,152.09     133.67     12,018.42
   7            12,018.42      600.92    12,619.34     138.81     12,480.53
   8            12,480.53      624.03    13,104.55     144.15     12,960.40
   9            12,960.40      648.02    13,608.42     149.69     13,458.73
   10           13,458.73      672.94    14,131.67     155.45     13,976.22
   -------------------------------------------------------------------------
   Cumulative               $5,711.54               $1,735.31

Minnesota Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    after    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  515.48    $ 9,963.27
   2             9,963.27      498.16    10,461.43     121.35     10,340.08
   3            10,340.08      517.00    10,857.08     125.94     10,731.14
   4            10,731.14      536.56    11,267.79     130.71     11,136.99
   5            11,136.99      556.85    11,693.84     135.65     11,558.19
   6            11,558.19      577.91    12,136.10     140.78     11,995.32
   7            11,995.32      599.77    12,595.09     146.10     12,448.99
   8            12,448.99      622.45    13,071.43     151.63     12,919.81
   9            12,919.81      645.99    13,565.80     157.36     13,408.43
   10           13,408.43      670.42    14,078.85     163.31     13,915.54
   -------------------------------------------------------------------------
   Cumulative               $5,703.86               $1,788.32

New Jersey Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    after    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  519.00    $ 9,959.75
   2             9,959.75      497.99    10,457.74     115.04     10,342.70
   3            10,342.70      517.14    10,859.84     119.45     10,740.38
   4            10,740.38      537.02    11,277.40     124.05     11,153.35
   5            11,153.35      557.67    11,711.01     128.82     11,582.19
   6            11,582.19      579.11    12,161.30     133.77     12,027.53
   7            12,027.53      601.38    12,628.90     138.92     12,489.99
   8            12,489.99      624.50    13,114.49     144.26     12,970.23
   9            12,970.23      648.51    13,618.74     149.81     13,468.93
   10           13,468.93      673.45    14,142.38     155.57     13,986.81
   -------------------------------------------------------------------------
   Cumulative               $5,715.52               $1,728.69

New York Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  483.31    $ 9,995.44
   2             9,995.44      499.77    10,495.21      94.46     10,400.75
   3            10,400.75      520.04    10,920.79      98.29     10,822.50
   4            10,822.50      541.13    11,363.63     102.27     11,261.36
   5            11,261.36      563.07    11,824.42     106.42     11,718.00
   6            11,718.00      585.90    12,303.90     110.74     12,193.17
   7            12,193.17      609.66    12,802.83     115.23     12,687.60
   8            12,687.60      634.38    13,321.98     119.90     13,202.08
   9            13,202.08      660.10    13,862.19     124.76     13,737.43
   10           13,737.43      686.87    14,424.30     129.82     14,294.48
   -------------------------------------------------------------------------
   Cumulative               $5,779.67               $1,485.20

Ohio Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  510.46    $ 9,968.29
   2             9,968.29      498.41    10,466.71     105.71     10,360.99
   3            10,360.99      518.05    10,879.04     109.88     10,769.17
   4            10,769.17      538.46    11,307.62     114.21     11,193.42
   5            11,193.42      559.67    11,753.09     118.71     11,634.38
   6            11,634.38      581.72    12,216.10     123.38     12,092.72
   7            12,092.72      604.64    12,697.35     128.24     12,569.11
   8            12,569.11      628.46    13,197.57     133.30     13,064.27
   9            13,064.27      653.21    13,717.48     138.55     13,578.94
   10           13,578.94      678.95    14,257.88     144.00     14,113.88
   -------------------------------------------------------------------------
   Cumulative               $5,740.32               $1,626.44

Pennsylvania Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  520.51    $ 9,958.24
   2             9,958.24      497.91    10,456.15     107.70     10,348.45
   3            10,348.45      517.42    10,865.88     111.92     10,753.98
   4            10,753.96      537.70    11,291.65     116.30     11,175.35
   5            11,175.35      558.77    11,734.12     120.86     11,613.26
   6            11,613.26      580.66    12,193.92     125.60     12,068.32
   7            12,068.32      603.42    12,671.74     130.52     12,541.22
   8            12,541.22      627.06    13,168.28     135.63     13,032.65
   9            13,032.65      651.63    13,684.28     140.95     13,543.33
   10           13,643.33      677.17    14,220.50     146.47     14,074.03
   -------------------------------------------------------------------------
   Cumulative               $5,730.52               $1,656.46

Virginia Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  497.39    $ 9,981.36
   2             9,981.36      499.07    10,480.43     103.76     10,376.67
   3            10,376.67      518.83    10,895.51     107.87     10,787.64
   4            10,787.64      539.38    11,327.03     112.14     11,214.89
   5            12,214.89      560.74    11,775.83     116.58     11,659.05
   6            11,659.05      582.95    12,242.01     121.20     12,120.82
   7            12,120.81      606.04    12,726.85     126.00     12,600.85
   8            12,600.85      630.04    13,230.90     130.99     13,099.91
   9            13,099.91      655.00    13,754.91     136.17     13,618.73
   10           13,618.73      680.94    14,299.67     141.57     14,158.10
   -------------------------------------------------------------------------
   Cumulative               $5,751.75               $1,593.67

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  513.47    $ 9,965.28
   2             9,965.28      498.26    10,463.54      92.08     10,371.46
   3            10,371.46      518.57    10,890.03      95.83     10,794.20
   4            10,794.20      539.71    11,333.91      99.74     11,234.17
   5            11,234.17      561.71    11,795.88     103.80     11,692.08
   6            11,692.08      584.60    12,276.68     108.03     12,168.65
   7            12,168.65      608.43    12,777.08     112.44     12,664.64
   8            12,664.64      633.23    13,297.87     117.02     13,180.85
   9            13,180.85      659.04    13,839.90     121.79     13,718.10
   10           13,718.10      685.91    14,404.01     126.76     14,277.25
   -------------------------------------------------------------------------
   Cumulative               $5,768.22               $1,490.97

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  517.49    $ 9,961.26
   2             9,961.26      498.06    10,459.32      96.23     10,363.09
   3            10,363.09      518.15    10,881.25     100.11     10,781.14
   4            10,781.14      539.06    11,320.20     104.15     11,216.05
   5            11,216.05      560.80    11,776.85     108.35     11,668.51
   6            11,668.51      583.43    12,251.93     112.72     12,139.21
   7            12,139.21      606.96    12,746.17     117.26     12,628.91
   8            12,628.91      631.45    13,260.36     122.00     13,138.36
   9            13,138.36      656.92    13,795.28     126.92     13,668.36
   10           13,668.36      683.42    14,351.78     132.04     14,219.74
   -------------------------------------------------------------------------
   Cumulative               $5,756.99               $1,537.25

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  515.48    $ 9,963.27
   2             9,963.27      498.16    10,461.43      94.15     10,367.28
   3            10,367.28      518.36    10,885.64      97.97     10,787.67
   4            10,787.67      539.38    11,327.05     101.94     11,225.11
   5            11,225.11      561.26    11,786.37     106.08     11,680.29
   6            11,680.29      584.01    12,264.30     110.38     12,153.92
   7            12,153.92      607.70    12,761.62     114.85     12,646.77
   8            12,646.77      632.34    13,279.10     119.51     13,159.59
   9            13,159.59      657.98    13,817.57     124.36     13,693.21
   10           13,693.21      684.66    14,377.87     129.40     14,248.47
   -------------------------------------------------------------------------
   Cumulative               $5,762.61               $1,514.13

*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs and independent registered public accounting firm's reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: 800-221-5672
          For Literature: 800-227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

           Fund                                          SEC File No.
           ----------------------------------------------------------
           AllianceBernstein Municipal Income Fund, Inc.  811-04791
           AllianceBernstein Municipal Income Fund II     811-07618
           Sanford C. Bernstein Fund, Inc.                811-05555

  Privacy Notice
  (This information is not part of the Prospectus.)

  The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) which include:
  (1) restricting access to such nonpublic personal information and
  (2) maintaining physical, electronic and procedural safeguards, which comply with applicable federal standards, to safeguard such nonpublic personal information.


                                    [GRAPHIC]




                                                                  PRO-0116-0208

BLENDED STYLE FUNDS -- A, B AND C CLASS SHARES

 PROSPECTUS  |  FEBRUARY 1, 2008

 AllianceBernstein Blended Style Funds

                                    [GRAPHIC]


                                                                                       [graphic]AllianceBernstein
                                                                                       International
                                                                                       Portfolio
                                    [GRAPHIC]


                                                                                       [graphic]AllianceBernstein
                                                                                       Tax-Managed
                                                                                       International
                                                                                       Portfolio



 The AllianceBernstein Blended Style Funds are equity funds designed to provide investors with an efficiently diversified blend of the growth and value investment styles of AllianceBernstein and its Bernstein unit in single investment portfolios.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents

                                                                 Page
SUMMARY INFORMATION.............................................   4
  AllianceBernstein International Portfolio.....................   6
  AllianceBernstein Tax-Managed International
  Portfolio.....................................................   8
RISKS SUMMARY...................................................  10
FEES AND EXPENSES OF THE FUNDS..................................  12
INVESTING IN THE FUNDS..........................................  13
  How to Buy Shares.............................................  13
  The Different Share Class Expenses............................  14
  Sales Charge Reduction Programs...............................  15
  CDSC Waivers and Other Programs...............................  16
  Special Distribution Arrangements for Group Retirement Plans..  17
  The "Pros" and "Cons" of Different Share Classes..............  17
  Payments to Financial Advisors and Their Firms................  17
  How to Exchange Shares........................................  19
  How to Sell or Redeem Shares..................................  19
  Frequent Purchases and Redemptions of Fund Shares.............  20
  How the Funds Value Their Shares..............................  21
MORE INFORMATION ABOUT THE FUNDS AND THEIR
INVESTMENTS.....................................................  22
  Investment Objectives and Principal Policies..................  22
  Additional Investment Practices...............................  24
  Additional Risk Considerations................................  30
MANAGEMENT OF THE FUNDS.........................................  31
DIVIDENDS, DISTRIBUTIONS AND TAXES..............................  34
GENERAL INFORMATION.............................................  35
GLOSSARY........................................................  36
FINANCIAL HIGHLIGHTS............................................  37
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION..................................................... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

The Funds' investment adviser is AllianceBernstein L.P. (the "Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 117 mutual funds.

The following is a summary of certain key information about two of the AllianceBernstein Blended Style Funds, the AllianceBernstein International Portfolio and the AllianceBernstein Tax-Managed International Portfolio (together, the "Funds"). This Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Funds.

A more detailed description of each Fund, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns, before and (for Class A shares) after taxes, for one year and over the life of the Fund compare to those of a broad based securities market index; and

.. changes in the Fund's performance from year to year over the life of the Fund.

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

An investment in either of the Funds should be considered part of an overall investment program, rather than a complete investment program.

                     (This page intentionally left blank.)

AllianceBernstein International Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:
The investment objective of the Fund is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada.

PRINCIPAL INVESTMENT STRATEGIES:
The Fund invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index and Canada. The Fund diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Fund will invest in companies in at least three countries (and normally substantially more) other than the United States. The Fund also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Fund is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

The Fund's international growth stocks are selected using the Adviser's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Fund's international value stocks are selected using the fundamental international value investment discipline of the Adviser's Bernstein unit ("Bernstein"). In selecting stocks for the portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

PRINCIPAL RISKS:


..Market Risk      .Currency Risk

..Foreign Risk     .Allocation Risk

..Management Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                  4.29%   15.02%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions  2.12%   13.76%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              5.05%   12.98%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                  4.33%   15.31%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                  7.19%   15.49%
---------- ----------------------------------- ------ -----------
MSCI EAFE  (reflects no deduction for fees,
Index      expenses, or taxes)                 11.17%   17.55%
---------- ----------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, B and C shares: 1/30/04.

***After-tax Returns:

  --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have different expense ratios;

  --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

                                    [CHART]

                             Calendar Year End (%)

1998   1999   2000   2001    2002    2003    2004    2005     2006     2007
----   ----   ----    ----   ----    ----    ----    -----    -----    ----
 n/a    n/a    n/a     n/a    n/a     n/a     n/a    14.34%   23.80%   8.90%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best Quarter was up 11.66%, 3rd quarter, 2005; and
Worst Quarter was down -3.76%, 4th quarter, 2007.

AllianceBernstein Tax-Managed International Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:
The investment objective of the Fund is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada.

PRINCIPAL INVESTMENT STRATEGIES:
The Fund invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index and Canada. The Fund diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Fund will invest in companies in at least three countries (and normally substantially more) other than the United States. The Fund also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Fund seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Fund's shareholders. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

The Fund's international growth stocks are selected using the Adviser's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings growth prospects.

The Fund's international value stocks are selected using the fundamental international value investment discipline of Bernstein. In selecting stocks for the portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend paying capability.

PRINCIPAL RISKS:


..Market Risk      .Currency Risk

..Foreign Risk     .Allocation Risk

..Management Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                  2.66%   14.50%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions  0.82%   13.19%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              4.23%   12.66%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                  2.64%   14.79%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                  5.51%   14.96%
---------- ----------------------------------- ------ -----------
MSCI EAFE  (reflects no deduction for fees,
Index      expenses, or taxes)                 11.17%   17.55%
---------- ----------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, B and C shares: 1/30/04.

***After-tax Returns:

  --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have different expense ratios;

  --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

                                    [CHART]

                             Calendar Year End (%)

1998   1999   2000   2001    2002    2003    2004    2005     2006     2007
----   ----   ----    ----   ----    ----    ----    -----    -----    ----
 n/a    n/a    n/a     n/a    n/a     n/a     n/a    14.13%   24.62%   7.21%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best Quarter was up 11.51%, 3rd quarter, 2005; and
Worst Quarter was down -4.66%, 4th quarter, 2007.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe the principal and other risks that may affect each Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "Additional Investment Practices" or "Additional Risk Considerations."

MARKET RISK
The Funds are subject to market risk, which is the risk that stock prices in general may decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Funds will differ from that of market indices, their performance generally will not mirror the returns provided by a specific market index.

RISKS OF INVESTING IN FOREIGN (NON-U.S.) SECURITIES
Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission ("Commission") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Funds than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

FOREIGN CURRENCY RISK
Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Fund and your investment. Certain countries in which the Funds may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Funds from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Funds' total return could be adversely affected as a result.

A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Other foreign investment risks include:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Funds against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

RISKS OF INVESTING IN EMERGING MARKET SECURITIES
Investing in emerging-market countries entails greater economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds' assets. In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

ALLOCATION RISK
This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the Funds will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

MANAGEMENT RISK
The Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Funds.

DERIVATIVES RISK
The Funds may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Funds more volatile and can compound other risks.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                            Class A   Class B   Class C
                                                                            Shares    Shares    Shares
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                             4.25%(a)      None       None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
price or redemption proceeds, whichever is lower)                            None(a) 4.00%*(a) 1.00%**(a)

Exchange Fee                                                                    None      None       None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information, or SAI.

* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

**For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES
The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. Based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein International Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .87%    .87%    .87%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses:
          Transfer Agent                           .11%    .11%    .11%
          Other Expenses                           .14%    .14%    .14%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .25%    .25%
                                                  ----    ----    ----
        Total Fund Operating Expenses             1.42%   2.12%   2.12%
                                                  ----    ----    ----
        Net Expenses                              1.42%   2.12%   2.12%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

                        Examples+++
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
------------------------------------------------------------
After 1 Year   $  563   $  615   $  215    $  315   $  215
After 3 Years  $  855   $  864   $  664    $  664   $  664
After 5 Years  $1,168   $1,139   $1,139    $1,139   $1,139
After 10 Years $2,055   $2,273   $2,273    $2,452   $2,452

AllianceBernstein Tax-Managed International Portfolio
--------------------------------------------------------------------------------

                               Operating Expenses
        ----------------------------------------------------------------
                                                 Class A Class B Class C
        ----------------------------------------------------------------
        Management Fees                            .81%    .81%    .81%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses:
          Transfer Agent                           .19%    .22%    .21%
          Other Expenses                           .14%    .13%    .13%
                                                  ----    ----    ----
        Total Other Expenses                       .33%    .35%    .34%
                                                  ----    ----    ----
        Total Fund Operating Expenses             1.44%   2.16%   2.15%
                                                  ----    ----    ----
        Waiver and/or Expense Reimbursement (a)   (.16)%  (.16)%  (.16)%
        Net Expenses                              1.28%   2.00%   1.99%
                                                  ====    ====    ====

--------------------------------------------------------------------------------

+ Assumes redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after 8 years.

++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after 8 years.

+++These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse Fund expenses is not extended beyond its current period.

(a)Reflects AllianceBernstein Investor Services, Inc.'s waiver of a portion of its transfer agent fees.

                        Examples+++
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
------------------------------------------------------------
After 1 Year   $  550   $  603   $  203    $  302   $  202
After 3 Years  $  864   $  861   $  661    $  658   $  658
After 5 Years  $1,164   $1,145   $1,145    $1,140   $1,140
After 10 Years $2,063   $2,297   $2,297    $2,470   $2,470

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES
Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a prearranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Retirement and Employee Benefit Plans
Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets in excess of $1,000,000;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees; and

..  group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                              Distribution and/or Service
                                (Rule 12b-1) Fee (As a
                                Percentage of Aggregate
                               Average Daily Net Assets)
                      -----------------------------------
                      Class A             .30%
                      Class B            1.00%
                      Class C            1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option within one year, all investments in Class A shares of the Fund through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                           Year Since Purchase  CDSC
                           --------------------------
                           First                 4.0%
                           Second                3.0%
                           Third                 2.0%
                           Fourth                1.0%
                           Fifth and thereafter None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Funds' SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                 Amount Purchased           Invested    Price
                 ----------------------------------------------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein--sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses or domestic partners, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program prior to October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see the Funds' SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Funds' SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Funds' SAI. The Plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1,000,000. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option within one year, all investments in Class A shares of that Fund through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
Group retirement plans with plan assets in excess of $1 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $28,000,000. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Operating Expenses" in this Prospectus.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services
  Charles Schwab
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  LPL Financial Corporation
  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation
  PFS Investments
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a prearranged time for you to receive the next-determined NAV less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer or check in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

.. Redemption requests by electronic funds transfer may not exceed $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Because the Funds invest in foreign securities, they may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. If a Fund invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

.. Additional discussion of the Funds' investments, including the risks of the investments, may be found in the discussion under Additional Investment Practices following this section.

.. The description of the principal risks for a Fund may include risks described in the Risks Summary above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

.. Additional descriptions of each Fund's strategies, investments and risks may be found in the Funds' SAI.

.. Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote and, (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein International Portfolio

AllianceBernstein Tax-Managed International Portfolio
The Funds seek long-term growth of capital by investing in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The AllianceBernstein International Portfolio is managed without regard to tax considerations, while the AllianceBernstein Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Fund's shareholders and by selling stocks with unrealized losses to offset realized gains in the portfolio.

The AllianceBernstein Tax-Managed International Portfolio currently has significant built-up unrealized capital gains which, to a certain extent, reflect the cumulative effect of its tax management strategies. A large amount of net redemptions of AllianceBernstein Tax-Managed International Portfolio shares would require the liquidation of portfolio securities which could result in substantial realized taxable gains for shareholders remaining in the fund after these redemptions.

Each of the Funds will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far
East) and Canada. Each of the Funds may also invest in securities of issuers in emerging market countries. The Funds diversify their investments among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Funds will invest in companies in at least three countries (and normally substantially more) other than the United States. The Funds also diversify the investment portfolios between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams.

The Adviser selects the Funds' international growth stocks using the Adviser's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings growth prospects.

Bernstein selects the Funds international value stocks using Bernstein's fundamental international value investment discipline. In selecting stocks for the Funds, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of each of the Funds will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio of each Fund as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the portfolio of each Fund will vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be up to 40%-60% before rebalancing occurs.

The Funds will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). If research determines the need to hedge a portion of the currency risk, the Funds will generally invest in foreign currency futures contracts or forward currency exchange contracts with terms of up to one year. The Funds will also purchase foreign currency for cash settlement in order to purchase foreign securities. In addition, each of the Funds will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Fund to the equity markets. The Funds may also make investments in less developed or emerging equity markets.

The AllianceBernstein International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

The AllianceBernstein Tax-Managed International Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure on the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

Making Investment Decisions for the Funds
To solve the complex problems of stock valuation, the Adviser devotes considerable resources to research. Its business is investment research and management, and it has developed proprietary and innovative means of improving investment decision making.

To minimize the emotional aspects of decision making under uncertainty, the Adviser strives to apply its valuation tools in a consistent and disciplined fashion. The Adviser's research is applied within a blended style, growth-and-value-oriented framework. Investment decision making is disciplined, centralized and highly systematic.

The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. The Adviser selects international growth and international value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision making for the Funds is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of the Adviser's international growth and value research teams.

The Adviser selects the Funds' international growth stocks using its research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

The Adviser's international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Bernstein selects the Funds' international value stocks using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in under-priced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Bernstein's international value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Each of the Funds also may:

..  enter into repurchase agreements and reverse repurchase agreements;

..  invest up to 15% of its net assets in illiquid securities; and

..  make loans of portfolio securities up to 33 1/3% of its total assets
   (including collateral for any security loaned).

ADDITIONAL INVESTMENT PRACTICES
This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Funds' investment practices and additional descriptions of the Funds' strategies, investments, and risks can be found in the Funds' SAI.

In addition to the principal investments previously described, the Funds may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Funds may invest, special investment techniques that the Adviser may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Additional investments, strategies and practices permitted; details in the Funds' SAI: Each Fund may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Funds' SAI, which is available upon request at no cost (see back cover of this Prospectus).

Illiquid Securities
Each Fund will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. The Adviser will monitor the liquidity of each Fund's Rule 144A portfolio securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock
Each Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Currency Transactions
The Funds may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Funds will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used to protect the Funds from adverse currency movements, they involve the risk that the Adviser will not accurately predict currency movements. As a result, the Funds' total return could be adversely affected.

Under certain circumstances, the Funds may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of the Funds and the flexibility of the Funds to purchase additional securities.

Futures Contracts and Options on Futures Contracts
Each Fund may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Fund's total returns. Attempts by the Adviser to use futures for hedging or other purposes may not be successful. Each Fund's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Funds may each purchase or sell options on futures contracts for hedging or other purposes.

Derivatives
The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Funds is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in the Adviser's judgment, this represents the most effective response to current or anticipated market conditions. The Adviser's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

.. Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). For more information see "Options" below.

.. Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

.. Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

.. Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream but is not exchangeable. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Funds will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Fund. For more information see "Interest Rate Transactions (Swaps, Caps and Floors)" and "Currency Swaps" below.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as the Adviser, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

.. Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

.. Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

.. Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

.. Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

.. Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Fund's investment objective.

Credit Default Swap Agreements
The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Fund, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

A Fund will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Fund.

A Fund may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Fund investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Fund to dispose of the swap.

Options
The Funds may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Funds will write only covered options or other derivatives or financial instruments.

The Funds may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Funds may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

Neither Fund will write an option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. None of the Funds will write uncovered call or put options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Fund in liquid assets in a segregated account). A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Fund maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Funds may purchase or write privately negotiated options on securities. A Fund that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Structured Instruments
As part of its investment program and to maintain greater flexibility, each Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Fund will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)
Each Fund may enter into interest rate swaps and purchase and sell interest-rate caps and floors. The Funds expect to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

No Fund will use swaps to leverage the Fund. A Fund will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Fund will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Fund.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Currency Swaps
Each Fund may enter into currency swaps. The Funds expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market.

Neither Fund will use currency swaps to leverage the Fund. A Fund will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap.

Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Synthetic Foreign Equity Securities
The Funds may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Depositary Receipts
The equity securities in which the Funds may invest include common and preferred stocks, warrants and convertible securities. The Funds may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Lending Portfolio Securities
Each Fund may lend up to one-third of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. A Fund may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments
Each Fund may purchase or sell securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Funds must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements
A Fund may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Fund, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Fund may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Fund's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Fund's opportunity for gain and risk of loss for a given fluctuation in the value of the Fund's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite part fail financially.

Short Sales
A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. The Funds may only make short sales "against the box." A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Fund may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Portfolio Turnover
The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Funds may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Fund's rate of turnover. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Fund and its shareholders.

Temporary Defensive Position
Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the Funds may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. While a Fund invests for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Future Developments
A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

ADDITIONAL RISK CONSIDERATIONS
Investments in the Funds may involve the special risk considerations described below.

Borrowing and Leverage
The Funds may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33- 1/3% of a Fund's assets. Borrowings by a Fund result in leveraging of the Fund's shares. The Funds may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Fund uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments thereby reducing the net asset value of a Fund's shares. A Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Funds' investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2007 totaling approximately $813 billion (of which approximately $104.1 billion represented assets of investment companies). As of September 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 55 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 38 registered investment companies managed by the Adviser, comprising 117 separate investment portfolios, currently have approximately 4 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid the Adviser as a percentage of average daily net assets for the fiscal year ended September 30, 2007:

                                                               Fee as a
                                                            percentage of
                                                          average daily Fund
    Fund                                                      net assets
    ------------------------------------------------------------------------
    AllianceBernstein International Portfolio                    .87%
    AllianceBernstein Tax-Managed International Portfolio        .81%

A discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreements is available in each Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2007.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Fund. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the Funds are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Funds, the length of time that each person has been jointly and primarily responsible for the Funds, and each person's principal occupation during the past five years:

                                                  Principal Occupation During
Employee; Title, Year; Title                        the Past Five (5) Years
-----------------------------------------------------------------------------------
Daniel T. Grasman; since 2008; Vice         Vice President of AB Corp. since 2004
President of the Adviser                    and a Senior Portfolio Manager. Prior
                                            thereto, he was co-founder and Chief
                                            Operating Officer of Xelector since
                                            August 2002.

Mark A. Hamilton; since 2007; Senior Vice   Senior Vice President of AB Corp., with
President of the Adviser                    which he has been associated since
                                            prior to 2003.

Joshua Lisser; since 2005; Senior Vice      Senior Vice President of AB Corp., with
President of the Adviser                    which he has been associated since
                                            prior to 2003, and Chief Investment
                                            Officer of Structured Equities.

Seth J. Masters; since inception; Executive Chief Investment Officer of Blend
Vice President of the Adviser               Strategies Team and Executive Vice
                                            President of AB Corp., with which he
                                            has been associated since prior to
                                            2003.

Christopher H. Nikolich; since 2005; Senior Senior Vice President of AB Corp., with
Vice President of the Adviser               which he has been associated since
                                            prior to 2003.

The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
As described in this Prospectus, the Adviser diversifies the investment portfolio of the Funds between the growth and value investment styles. Normally, approximately 50% of the value of the Funds will consist of international value stocks and 50% will consist of international growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

The Adviser has substantial experience in managing client portfolios using each of these investment disciplines. Presented below in Tables 1 and 2 is historical performance information for the Adviser's international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the Funds are managed.

The Adviser's history of managing client portfolios using the growth and value investment disciplines began more than ten years ago. Tables 1 and 2 below set forth the details of the Adviser's performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Adviser in managing the Funds have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same international value and international growth disciplines as those applicable to the portions of the Funds they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Funds, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Funds' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Historical Accounts through December 31, 2007. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Funds. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for international value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for international growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Funds managed by that investment team relative to the index would be reduced by the Funds' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Funds' shareholders of sales charges and income taxes.

The performance data below is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against the MSCI EAFE Index. The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The performance of the Funds will be affected both by the performance of each investment team managing a portion of the Funds' assets and by the Adviser's allocation of the Funds' portfolio between the two investment teams. If either or both of the investment teams employed by the Adviser in managing the Funds were to perform relatively poorly, and/or if the Adviser were to allocate more of either of the Funds' portfolio to a relatively poorly performing investment team, the performance of that Funds would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Funds.

Table 1 presents the historical performance for the Adviser's international growth investment discipline ("Growth Composite"). The performance information set forth in Table 1 does not represent the performance of the Funds.

TABLE 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE

Average Annual Total Returns

                                    [CHART]

                             Growth       MSCI EAFE     Premium/Discount to
                            Composite       Index         MSCI EAFE Index
                            ---------     ---------     -------------------
One Year                      18.98%        11.17%            7.81%
Three Years                   17.97%        16.83%            1.14%
Five Years                    20.66%        21.59%           -0.93%
10 Years                       9.48%         8.66%            0.82%
Since Inception (12/90)        9.52%         8.29%            1.23%


Periods ended December 31, 2007

Past performance is no guarantee of future results.

Table 2 presents the historical performance of Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Table 2 does not represent the performance of the Funds.

TABLE 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE

Average Annual Total Returns

                                    [CHART]

                              Value       MSCI EAFE     Premium/Discount to
                            Composite       Index         MSCI EAFE Index
                            ---------     ---------     -------------------
One Year                       5.34%         9.46%           -4.12%
Three Years                   18.68%        18.50%            0.18%
Five Years                    24.17%        21.27%            2.90%
10 Years                      12.82%         9.57%            3.25%
Since Inception (12/90)       13.05%        10.38%            2.67%


Periods ended December 31, 2007

Past performance is no guarantee of future results.

The above performance data are provided solely to illustrate the Adviser's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Funds. Other methods of computing returns may produce different results, and the results for different periods will vary.

LEGAL PROCEEDINGS
On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against AllianceBernstein; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of Alliance (the "Alliance Capital defendants"); and certain other defendants not affiliated with AllianceBernstein, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various state and federal courts against AllianceBernstein and certain other defendants. All state court actions against AllianceBernstein either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints include substantially identical factual allegations, which appear to be based in large part on the order of the Commission dated December 18, 2003 as amended and restated
January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). On
April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which was previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Funds' shares or other adverse consequences to the AllianceBernstein Funds. This may require the AllianceBernstein Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the Plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable to you as long-term capital gains regardless of how long you have held your shares. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in a Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

RATING AGENCIES AND INDEXES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MSCI EAFE Index is Morgan Stanley Capital International Inc.'s market capitalization index that is designed to measure stock market performance of 21 countries within Europe, Australasia and the Far East.

Moody's is Moody's Investors Service, Inc.

Standard & Poor's is Standard & Poor's Ratings Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means the Fund's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                  Income From Investment Operations
                                         ---------------------------------------------------
                                                      Net Realized
                                                     and Unrealized
                               Net Asset                Gain on
                                Value,   Investment  Investment and               Total from
                               Beginning  Income,   Foreign Currency Contribution Investment
Fiscal Year or Period          of Period  Net (c)     Transactions   from Adviser Operations
---------------------------------------------------------------------------------------------

AllianceBernstein International Portfolio
Class A
10/1/06-9/30/07                 $26.99      $.40         $5.60           .00%(d)    $6.00
10/1/05-9/30/06                 $23.18      $.30(b)      $3.80            -0-       $4.10
10/1/04-9/30/05                 $18.91      $.19(b)      $4.23            -0-       $4.42
1/30/04(a)-9/30/04              $18.21      $.10(b)      $ .60            -0-       $ .70
Class B
10/1/06-9/30/07                 $26.74      $.21         $5.52           .00%(d)    $5.73
10/1/05-9/30/06                 $22.94      $.16(b)      $3.75            -0-       $3.91
10/1/04-9/30/05                 $18.81      $.09(b)      $4.15            -0-       $4.24
1/30/04(a)-9/30/04              $18.21      $.03(b)      $ .57            -0-       $ .60
Class C
10/1/06-9/30/07                 $26.75      $.24         $5.50           .00%(d)    $5.74
10/1/05-9/30/06                 $22.95      $.14(b)      $3.77            -0-       $3.91
10/1/04-9/30/05                 $18.82      $.08(b)      $4.16            -0-       $4.24
1/30/04(a)-9/30/04              $18.21      $.02(b)      $ .59            -0-       $ .61

AllianceBernstein Tax-Managed International Portfolio
Class A
10/1/06-9/30/07                 $27.03      $.47(b)      $5.55           .00%(d)    $6.02
10/1/05-9/30/06                 $24.61      $.40(b)      $3.76           .00%(d)    $4.16
10/1/04-9/30/05                 $20.38      $.27(b)      $4.40            -0-       $4.67
1/30/04(a)-9/30/04              $19.74      $.09(b)      $ .55            -0-       $ .64
Class B
10/1/06-9/30/07                 $26.73      $.23(b)      $5.51           .00%(d)    $5.74
10/1/05-9/30/06                 $24.39      $.25(b)      $3.69           .00%(d)    $3.94
10/1/04-9/30/05                 $20.29      $.12(b)      $4.36            -0-       $4.48
1/30/04(a)-9/30/04              $19.74      $.02(b)      $ .53            -0-       $ .55
Class C
10/1/06-9/30/07                 $26.71      $.26(b)      $5.48           .00%(d)    $5.74
10/1/05-9/30/06                 $24.37      $.20(b)      $3.74           .00%(d)    $3.94
10/1/04-9/30/05                 $20.28      $.10(b)      $4.37            -0-       $4.47
1/30/04(a)-9/30/04              $19.74      $.01(b)      $ .53            -0-       $ .54

                                          Less: Dividends and Distributions
                               --------------------------------------------------------

                                              Distributions
                                 Dividends      from Net                      Net Asset
                                from Taxable  Realized Gain                    Value,
                               Net Investment on Investment  Total Dividends     End
Fiscal Year or Period              Income     Transactions  and Distributions of Period
---------------------------------------------------------------------------------------

AllianceBernstein International Portfolio
Class A
10/1/06-9/30/07                    $(.47)        $(3.35)          (3.82)%      $29.17
10/1/05-9/30/06                    $(.29)            -0-           (.29)%      $26.99
10/1/04-9/30/05                    $(.15)            -0-           (.15)%      $23.18
1/30/04(a)-9/30/04                    -0-            -0-             -0-       $18.91
Class B
10/1/06-9/30/07                    $(.35)        $(3.35)          (3.70)%      $28.77
10/1/05-9/30/06                    $(.11)            -0-           (.11)%      $26.74
10/1/04-9/30/05                    $(.11)            -0-           (.11)%      $22.94
1/30/04(a)-9/30/04                    -0-            -0-             -0-       $18.81
Class C
10/1/06-9/30/07                    $(.35)        $(3.35)          (3.70)%      $28.79
10/1/05-9/30/06                    $(.11)            -0-           (.11)%      $26.75
10/1/04-9/30/05                    $(.11)            -0-           (.11)%      $22.95
1/30/04(a)-9/30/04                    -0-            -0-             -0-       $18.82

AllianceBernstein Tax-Managed International Portfolio
Class A
10/1/06-9/30/07                    $(.43)        $(3.17)          (3.60)%      $29.45
10/1/05-9/30/06                    $(.31)        $(1.43)          (1.74)%      $27.03
10/1/04-9/30/05                    $(.16)        $ (.28)           (.44)%      $24.61
1/30/04(a)-9/30/04                    -0-            -0-             -0-       $20.38
Class B
10/1/06-9/30/07                    $(.38)        $(3.17)          (3.55)%      $28.92
10/1/05-9/30/06                    $(.17)        $(1.43)          (1.60)%      $26.73
10/1/04-9/30/05                    $(.10)        $ (.28)           (.38)%      $24.39
1/30/04(a)-9/30/04                    -0-            -0-             -0-       $20.29
Class C
10/1/06-9/30/07                    $(.38)        $(3.17)          (3.55)%      $28.90
10/1/05-9/30/06                    $(.17)        $(1.43)          (1.60)%      $26.71
10/1/04-9/30/05                    $(.10)        $ (.28)           (.38)%      $24.37
1/30/04(a)-9/30/04                    -0-            -0-             -0-       $20.28

--------
* Annualized.

(a)Commencement of distribution.

(b)Net of fees waived by the Transfer Agent.

(c)Based on average shares outstanding.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The ratio includes expenses attributable to costs of proxy solicitation.

                                         Ratios/Supplemental Data
           ------------------------------------------------------------------------------------

                                         Ratio of      Ratio of
                                         Expenses      Expenses    Ratio of Net
            Net Assets,     Average     to Average    to Average   Income (Loss)
  Total    End of Period  Net Assets    Net Assets,   Net Assets,   to Average       Portfolio
Return (e) (000 omitted) (000 omitted) Net of Waiver Before Waiver  Net Assets     Turnover Rate
------------------------------------------------------------------------------------------------

  24.25%      $49,745       $40,926        1.42%          1.42%        1.47%            59%
  17.89%      $34,589       $30,416        1.53%(f)       1.53%(f)     1.18%(b)(f)      73%
  23.51%      $28,354       $11,570        1.62%          1.64%         .95%(b)         61%
   3.84%      $ 3,123       $ 1,711        1.65%*         1.93%*        .89%*(b)        92%
  23.32%      $ 5,831       $ 5,562        2.12%          2.12%         .76%            59%
  17.11%      $ 4,662       $ 3,686        2.24%(f)       2.24%(f)      .62%(b)(f)      73%
  22.64%      $ 2,681       $ 1,918        2.31%          2.33%         .42%(b)         61%
   3.30%      $   909       $   528        2.35%*         2.64%*        .30%*(b)        92%
  23.35%      $29,367       $22,751        2.12%          2.12%         .90%            59%
  17.10%      $15,985       $12,210        2.24%(f)       2.24%(f)      .58%(b)(f)      73%
  22.63%      $10,840       $ 9,218        2.31%          2.33%         .38%(b)         61%
   3.35%      $ 4,660       $ 2,586        2.35%*         2.63%*        .18%*(b)        92%

  24.11%      $ 7,325       $ 4,865        1.28%          1.44%        1.69%            52%
  17.97%      $ 3,341       $ 3,647        1.36%(f)       1.66%(f)     1.52%(f)         67%
  23.24%      $ 2,677       $ 1,136        1.57%          2.61%        1.22%            53%
   3.24%      $   133       $    65        1.59%*        11.01%*        .77%*           71%
  23.23%      $   647       $   613        2.00%          2.16%         .84%            52%
  17.14%      $   573       $   372        2.07%(f)       2.37%(f)      .95%(f)         67%
  22.37%      $   179       $   128        2.27%          3.31%         .52%            53%
   2.79%      $    55       $    29        2.26%*        11.67%*        .21%*           71%
  23.24%      $ 4,773       $ 3,687        1.99%          2.15%         .95%            52%
  17.16%      $ 2,480       $ 1,310        2.07%(f)       2.37%(f)      .82%(f)         67%
  22.33%      $   678       $   446        2.27%          3.31%         .46%            53%
   2.74%      $   166       $    96        2.29%*        11.70%*        .09%*           71%

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver in the Fee Table. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein International Portfolio

                        Hypothetical Investment Hypothetical Expenses Hypothetical
           Hypothetical Performance    After       (Annual Expense       Ending
Year        Investment    Earnings    Returns      Ratio = 1.42%)      Investment
----------------------------------------------------------------------------------
1           $10,000.00   $  478.75   $10,053.75       $  567.76        $ 9,910.99
2             9,910.99      495.55    10,406.54          147.77         10,258.76
3            10,258.76      512.94    10,771.70          152.96         10,618.74
4            10,618.74      530.94    11,149.68          158.33         10.991.35
5            10.991.35      549.57    11,540.92          163.88         11,377.04
6            11,377.04      568.85    11,945.89          169.63         11,776.26
7            11,776.26      588.81    12,365.08          175.58         12,189.49
8            12,189.49      609.47    12,798.97          181.75         12,617.22
9            12,617.22      630.86    13,248.08          188.12         13,059.96
10           13,059.96      653.00    13,712.96          194.72         13,518.23
----------------------------------------------------------------------------------
Cumulative               $5,618.74                    $2,100.51

AllianceBernstein Tax-Managed International Portfolio
--------------------------------------------------------------------------------

                        Hypothetical Investment Hypothetical Expenses Hypothetical
           Hypothetical Performance    After       (Annual Expense       Ending
Year        Investment    Earnings    Returns      Ratio = 1.44%)      Investment
----------------------------------------------------------------------------------
1           $10,000.00   $  478.75   $10,053.75       $  553.69*       $ 9,925.06
2             9,925.06      496.25    10,421.32          150.07         10,271.25
3            10,271.25      513.56    10,784.81          155.30         10,629.51
4            10,629.51      531.48    11,160.98          160.72         11,000.27
5            11,000.27      550.01    11,550.28          166.32         11,383.96
6            11,383.96      569.20    11,953.15          172.13         11,781.03
7            11,781.03      589.05    12,370.08          178.13         12,191.95
8            12,191.95      609.60    12,801.55          184.34         12,617.21
9            12,617.21      630.86    13,248.07          190.77         13,057.29
10           13,057.29      652.86    13,710.16          197.43         13,512.73
----------------------------------------------------------------------------------
Cumulative               $5,621.63                    $2,108.89

*Current expense ratio = 1.28%

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semiannual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Funds have an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAI and the auditors' reports and financial statements in the Funds' most recent annual report to shareholders are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semiannual report or SAI, or make shareholder inquiries of the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                     Fund                      SEC File No:
                     --------------------------------------
                     International               811-5555
                     Tax-Managed International   811-5555


  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

                                    [GRAPHIC]



                                                                  PRO-0109-0208

SANFORD C. BERNSTEIN FUND, INC.



PROSPECTUS

February 1, 2008

Non-U.S. Stock Portfolio
--------------------------------------------------------------------------------
International

Fixed-Income Portfolios
--------------------------------------------------------------------------------
Short Duration Plus
Intermediate Duration
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------



               Introduction...................................................................................  1
               International Portfolio........................................................................  2
               Short Duration Plus Portfolio..................................................................  6
               Intermediate Duration Portfolio................................................................ 10
               Additional Information About Principal Investment Strategies and Risks......................... 14
               Additional Investment Information, Special Investment Techniques and Related Risks............. 16
               Prior Performance of Similarly Managed Accounts................................................ 27
               Fund Management................................................................................ 30
               The Fund's Board of Directors.................................................................. 33
               Pricing Portfolio Shares....................................................................... 33
               Participating in Your Plan..................................................................... 34
               Dividends, Distributions and Taxes............................................................. 36
               Financial Highlights........................................................................... 37

INTRODUCTION
--------------------------------------------------------------------------------


          This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three (3) of the twelve (12) Portfolios of Sanford C. Bernstein Fund, Inc. (the "Fund") -- the International Portfolio (the "Non-U.S. Stock Portfolio"), the Short Duration Plus Portfolio and the Intermediate Duration Portfolio (each, a "Fixed-Income Portfolio," and collectively with the Non-U.S. Stock Portfolio, the "Portfolios"). A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling (collect) the telephone number on the back cover of this Prospectus.

          AllianceBernstein L.P. is the investment manager of the Fund. This Prospectus refers to AllianceBernstein L.P. as "the Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

          Before investing in any Portfolio of the Fund, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the Non-U.S. Stock Portfolio, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

          These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2008 1

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

The International Portfolio will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolio between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, we draw on the capabilities of separate investment teams.

The Portfolio's international growth stocks are selected using
AllianceBernstein's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. We will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The International Portfolio was formerly known as the International Value Portfolio II. Prior to September 2, 2003, 100% of the value of the International Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). If research determines the need to hedge a portion of the currency risk, the Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans, not subject to current federal income taxation.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in foreign (non-U.S.) securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to Securities and Exchange

--------------------------------------------------------------------------------
2 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

Commission ("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index.

Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the International Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment. Certain countries in which the Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Other foreign investment risks include:

 .  the availability of less public information on issuers of securities

 .  less governmental supervision of brokers and issuers of securities

 .  lack of uniform accounting, auditing and financial-reporting standards

 . settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets

 . the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

 .  the imposition of foreign taxes

 .  high inflation and rapid fluctuations in inflation rates

 .  less developed legal structures governing private or foreign investment

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2008 3

--------------------------------------------------------------------------------


Higher costs associated with foreign investing:
Investments in foreign securities will also result in generally higher expenses due to:

 .  the costs of currency exchange

 .  higher brokerage commissions in certain foreign markets

 .  the expense of maintaining securities with foreign custodians

Risks of investing in emerging-market securities:
Investing in emerging-market countries entails greater economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The returns shown below in the bar chart and the table are for the International Portfolio. Prior to September 2003, the investment style was an all-value investment style. In September 2003, the investment style of the International Portfolio changed from all-value to a blend of growth and value. The bar chart shows the performance of the Portfolio for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

INTERNATIONAL PORTFOLIO
Calendar Year Total Returns
                                    [CHART]

   2001     2002    2003    2004     2005     2006    2007
   ----     ----    ----    ----     ----     ----    ----
 -12.92%   -8.84%  39.35%  18.48%   14.67%   24.21%   9.15%


Best and Worst Quarters
----------------------------------------
              Quarter Ended Total Return
----------------------------------------
Best Quarter    6/30/2003       24.94%
Worst Quarter   9/30/2002      (21.95%)

Average Annual Total Returns
---------------------------------------------------------------------
                                  For Periods Ended December 31, 2007
                                                            Since
                                  One Year   Five Years   Inception*
---------------------------------------------------------------------
International Portfolio
  Returns Before Taxes              9.15%      20.75%        9.44%
  Returns After Taxes on
   Distributions+                   6.82%      19.67%        7.90%
  Returns After Taxes on
   Distributions and Sale of
   Portfolio Shares+                8.29%      18.33%        7.56%
MSCI EAFE Index (reflects no
 deduction for fees, expenses, or
 taxes)                            11.17%      21.59%        7.10%++

 *The Portfolio commenced operations on April 30, 1999.
 +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++Since May 1, 1999, the first full month after Portfolio inception (April 30,
  1999).

--------------------------------------------------------------------------------
4 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
---------------------------------------------------------------------------
                                                              International
                                                                Portfolio

        SHAREHOLDER FEES
      (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases                    None
      Sales Charge (Load) Imposed on Reinvested Dividends         None
      Deferred Sales Charge (Load)                                None
      Redemption Fees                                             None
      Exchange Fees                                               None
      Maximum Account Fee                                        None/1/
---------------------------------------------------           -------------
        ANNUAL PORTFOLIO OPERATING EXPENSES
      (expenses that are deducted from Portfolio assets)

      Management Fees                                             .87%
      Distribution (12b-1) Fees                                   None
      Other Expenses
        Shareholder Servicing Fees                                .25%
        Transfer Agent Expenses                                  .00%/2/
        All Other Expenses                                        .06%
                                                              -------------
      Total Other Expenses                                        .31%
                                                              -------------
Total Annual Portfolio Operating Expenses                         1.18%
                                                              =============

                1Certain shareholders who are private advisory clients of
                 Sanford C. Bernstein & Co., LLC may in such capacity pay additional fees to Sanford C. Bernstein & Co., LLC (not to the
                 Fund).

                2Transfer agent expenses are less than one basis point.
            ----------------------------------------------------------------
EXAMPLE
                  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Yr.              $  120

      3 Yrs. (cum.)      $  375

      5 Yrs. (cum.)      $  649

      10 Yrs. (cum.)     $1,432

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2008 5

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. As a result, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (non-U.S.) securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. Dollar value of securities

--------------------------------------------------------------------------------
6 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

    Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

    Credit risk: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for certain fixed-income securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2008 7

--------------------------------------------------------------------------------


Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign securities will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment. Certain countries in which the Portfolio may invest are members of the EU and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION PLUS PORTFOLIO
Calendar Year Total Returns
                                   [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006   2007
 ----    ----    ----    ----    ----    ----    ----    ----    ----   ----
 5.93%   3.78%   6.32%   8.35%   5.09%   2.57%   1.27%   1.35%   4.08%  3.86%


Best and Worst Quarters
----------------------------------------
              Quarter Ended Total Return
----------------------------------------
Best Quarter    9/30/2001       3.16%
Worst Quarter   6/30/2004      (1.15%)

Average Annual Total Returns
------------------------------------------------------------------
                                 For Years Ended December 31, 2007
                                 One Year   Five Years  Ten Years
------------------------------------------------------------------
Short Duration Plus
  Returns Before Taxes             3.86%       2.62%      4.24%
  Returns After Taxes on
   Distributions*                  2.17%       1.34%      2.56%
  Returns After Taxes on
   Distributions and Sale of
   Portfolio Shares*               2.49%       1.49%      2.59%
Merrill Lynch 1-3 Year
Treasury Index (reflects no
deduction for fees, expenses, or
taxes)                             7.32%       3.12%      4.75%

 *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
8 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
----------------------------------------------------------------------------
                                                              Short Duration
                                                              Plus Portfolio

        SHAREHOLDER FEES
      (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases                     None
      Sales Charge (Load) Imposed on Reinvested Dividends          None
      Deferred Sales Charge (Load)                                 None
      Redemption Fees                                              None
      Exchange Fees                                                None
      Maximum Account Fee                                        None/1/
---------------------------------------------------           --------------
        ANNUAL PORTFOLIO OPERATING EXPENSES
      (expenses that are deducted from Portfolio assets)

      Management Fees                                              .45%
      Distribution (12b-1) Fees                                    None
      Other Expenses
        Shareholder Servicing Fees                                 .10%
        Transfer Agent Expenses                                    .01%
        All Other Expenses                                         .06%
                                                              --------------
      Total Other Expenses                                         .17%
                                                              --------------
Total Annual Portfolio Operating Expenses/2/                       .62%
                                                              ==============

                1Certain shareholders who are private advisory clients of
                 Sanford C. Bernstein & Co., LLC may in such capacity pay additional fees to Sanford C. Bernstein & Co., LLC (not to the
                 Fund).

                2Expense information has been restated to reflect a change in the management fees effective November 1, 2007.
            ----------------------------------------------------------------
EXAMPLE

                  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Yr.              $ 63

      3 Yrs. (cum.)      $199

      5 Yrs. (cum.)      $346

      10 Yrs. (cum.)     $774

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2008 9

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Junk bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty. No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest rate forecasting to determine the best level of interest rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

--------------------------------------------------------------------------------
10 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------


Foreign (non-U.S.) securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. Dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

    Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

    Credit risk: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for certain fixed-income securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 11

--------------------------------------------------------------------------------


Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. Dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. Dollar, your return on foreign securities will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment. Certain countries in which the Portfolio may invest are members of the EU and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts will be used to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described below, which involve certain special risks.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns

                                    [CHART]

 1998   1999    2000    2001    2002    2003    2004    2005    2006   2007
 ----   ----    ----    ----    ----    ----    ----    ----    ----   ----
6.87%   0.64%   8.37%   7.19%   7.16%   5.10%   4.07%   2.46%   4.55%  5.40%

Best and Worst Quarters
----------------------------------------
              Quarter Ended Total Return
----------------------------------------
Best Quarter    9/30/2002       3.76%
Worst Quarter   6/30/2004      (2.37%)

Average Annual Total Returns
----------------------------------------------------------------
                               For Years Ended December 31, 2007
                               One Year   Five Years  Ten Years
----------------------------------------------------------------
Intermediate Duration
  Returns Before Taxes           5.40%       4.31%      5.16%
  Returns After Taxes on
   Distributions*                3.53%       2.76%      3.20%
  Returns After Taxes on
   Distributions and Sale of
   Portfolio Shares*             3.48%       2.77%      3.19%
Lehman Aggregate Bond
 Index (reflects no deduction
 for fees, expenses, or taxes)   6.97%       4.42%      5.97%

 *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
12 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
-------------------------------------------------------------------------------
                                                                INTERMEDIATE
                                                             DURATION PORTFOLIO
SHAREHOLDER FEES
      (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases                      None
      Sales Charge (Load) Imposed on Reinvested
        Dividends                                                   None
      Deferred Sales Charge (Load)                                  None
      Redemption Fees                                               None
      Exchange Fees                                                 None
      Maximum Account Fee                                         None/1/
------------------------------------------------------       ------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
      (expenses that are deducted from Portfolio assets)

      Management Fees                                               .44%
      Distribution (12b-1) Fees                                     None
      Other Expenses
        Shareholder Servicing Fees                                  .10%
        Transfer Agent Expenses                                     .01%
        All Other Expenses                                          .03%
                                                                    ----
      Total Other Expenses                                          .14%
                                                                    ----
Total Annual Portfolio Operating Expenses                           .58%
                                                                    ====

                1Certain shareholders who are private advisory clients of
                 Sanford C. Bernstein & Co., LLC may in such capacity pay additional fees to Sanford C. Bernstein & Co., LLC (not to the
                 Fund).
            ----------------------------------------------------------------
EXAMPLE
                  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Yr.              $ 59

      3 Yrs. (cum.)      $186

      5 Yrs. (cum.)      $324

      10 Yrs. (cum.)     $726

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 13

ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions for the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. The International Portfolio uses a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income Portfolios: To identify attractive bonds for the Fixed-Income Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time -- those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, we may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

The International Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolio, we diversify the investment portfolio between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce a blended portfolio. Investment decision-making for this Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolio's international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio's international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks -- those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be

--------------------------------------------------------------------------------
14 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the International Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required:
The investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Recent Market Events: The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 15

ADDITIONAL INVESTMENT INFORMATION,
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In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Additional investments, strategies and practices permitted; details in the Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).

Short Duration Plus and Intermediate Duration Portfolios

Interest Only/Principal Only Securities

The Short Duration Plus and Intermediate Duration Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders --"Interest Only" or "IO"-- and all of the principal goes to a second class of holders -- "Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid (see discussion below).

Obligations of Supranational Agencies

The Short Duration Plus and Intermediate Duration Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 3-4 and 11-12).

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in variable rate demand notes ("VRDNs") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and

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residual components. When an inverse floater is in the residual mode
(leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Short Duration Plus Portfolio may invest in medium-quality securities rated A or Baa by Moody's Investor Services, Inc. ("Moody's"), or A or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings, Inc. ("Fitch"). It is generally expected that this Portfolio will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration. The Intermediate Duration Portfolio may invest in below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

Bank Loan Debt

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

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Foreign Currency Transactions

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the International Portfolio may commit a substantial portion or the entire value of its Portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of this Portfolio and the flexibility of this Portfolio to purchase additional securities.

Futures Contracts and Options on Futures Contracts

Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

Derivatives

Each Portfolio may use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objective and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments --options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created.

 . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee,

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   gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

 . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

 . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream but is not exchangeable. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

 . Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

 . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk

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   that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

 . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering

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into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

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Structured Instruments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate swaps and purchase and sell interest rate caps and floors. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Portfolio's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

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Currency Swaps

Each Portfolio may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market.

No Portfolio will use currency swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Portfolio's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Synthetic Foreign Equity Securities

The International Portfolio may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Foreign (Non-U.S.) Securities

The equity securities in which the International Portfolio may invest include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 23

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
--------------------------------------------------------------------------------

evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may lend up to 30% of its total assets (including collateral for any security loaned). The International Portfolio may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a

--------------------------------------------------------------------------------
24 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York).

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolios, rather than the other party to the transaction, that sell the securities and simultaneously agree to repurchase them at a price reflecting an agreed-upon rate of interest. The Portfolios may not enter into reverse repurchase agreements if their obligations thereunder would be in excess of one third of the Portfolios' total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Portfolios, having entered into such an agreement, maintain liquid assets in a segregated account with their custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing the Portfolios' opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolios' assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite part fail financially.

Short Sales

The International Portfolio may engage in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolio may only make short sales "against the box." A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Dollar Rolls

The Short Duration Plus and the Intermediate Duration Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Short Duration Plus and the Intermediate Duration Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 25

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
--------------------------------------------------------------------------------

is compensated for entering into the commitment to repurchase by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

Future Developments

A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Holdings

The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

Additional Risk Considerations

Fixed-Income Securities

The value of each of the Short Duration Plus and Intermediate Duration Portfolios' shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.


--------------------------------------------------------------------------------
26 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

Borrowing and Leverage

The Portfolios may use borrowings for investment purposes subject to the limit imposed by the Investment Company Act of 1940, as amended (the "1940 Act"), which is up to 33- 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.



PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
--------------------------------------------------------------------------------


As described in this Prospectus, we diversify the investment portfolio of the International Portfolio between the growth and value investment styles. Normally, approximately 50% of the value of the International Portfolio will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the International Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the International Portfolio they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code") to which the International Portfolio, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 27

PRIOR PERFORMANCE OF SIMILARLY
MANAGED ACCOUNTS (CONT'D)
--------------------------------------------------------------------------------


Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the International Portfolio's assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2007. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the International Portfolio, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of this Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolios' shareholders of sales charges and income taxes.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios' assets and by the Manager's allocation of the Portfolios' portfolio between the two investment teams. If either or both of the investment teams employed by the Manager in managing the Portfolios were to perform relatively poorly, and/or if the Manager were to allocate more of either of the Portfolios' portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). The performance information set forth in Display 1 does not represent the performance of the International Portfolio.

--------------------------------------------------------------------------------
28 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------


Display 1
ALLIANCE INTERNATIONAL GROWTH COMPOSITE
Average Annual Total Returns

                                    [CHART]


                                                           Premium/Discount to
                  Growth Composite    MSCI EAFE Index        MSCI EAFE Index
                  ----------------    ---------------        ---------------
One Year                18.98%             11.17%                 7.81%
Three Years             17.97%             16.83%                 1.14%
Five Years              20.66%             21.59%                -0.93%
10 Years                 9.48%              8.66%                 0.82%
Since Inception          9.52%              8.29%                 1.23%
   (12/90)


Periods ended December 31, 2007.
Past performance is no guarantee of future results.

Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Display 2 does not represent the performance of the International Portfolio.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
Average Annual Total Returns

                                    [CHART]



                                     MSCI EAFE        Premium/Discount
                Value Composite        Index         to MSCI EAFE Index
                ---------------        -----         ------------------
One Year             5.34%              9.46%                -4.12%
Three Years         18.68%             18.50%                 0.18%
Five Years          24.17%             21.27%                 2.90%
10 Years            12.82%              9.57%                 3.25%
Since Inception     13.05%             10.38%                 2.67%
(06/92)

Periods ended December 31, 2007.
Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolio was managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio has been managed using both the Manager's international growth and international value investment disciplines.

The above performance data in Displays 1 and 2 are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the International Portfolio. Other methods of computing returns may produce different results, and the results for different periods will vary.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 29

FUND MANAGEMENT
--------------------------------------------------------------------------------


The investment manager of the Fund is AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading international investment adviser supervising client accounts with assets, as of September 30, 2007, totaling approximately $813 billion (of which approximately $104.1 billion represented assets of investment companies). As of September 30, 2007, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans (including 55 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 38 registered investment companies managed by AllianceBernstein, comprising 117 separate investment portfolios, currently have approximately 4 million shareholder accounts.

The day-to-day management of and investment decisions for the: International Portfolio are made by the Blend Investment Policy Team; Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; and Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Each group or team is comprised of senior team members and relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolios.

The following tables list the persons within each team with the most significant responsibility for day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the last five years:

                                 Principal Occupation During
        Employee; Title; Year    the Past Five (5) Years
        ---------------------------------------------------------------
        Blend Investment
        Policy Team:
        Daniel T. Grasman        Vice President of AB Corp. since 2004
        Vice President           and a Senior Portfolio Manager. Prior
        (since 2008)             thereto, he was co-founder and Chief
                                 Operating Officer of Xelector since
                                 August 2002.
        Mark A. Hamilton         Senior Vice President of AB Corp.,
        Senior Vice President    with which he has been associated
        (since 2007)             since prior to 2003.

        Joshua Lisser            Senior Vice President of AB Corp.,
        Senior Vice President    with which he has been associated
        (since 2005)             since prior to 2003, and Chief
                                 Investment Officer of Structured
                                 Equities.

        Seth J. Masters          Chief Investment Officer of Blend
        Executive Vice President Strategies Team and Executive Vice
        (since inception)        President of AB Corp., with which he
                                 has been associated since prior to
                                 2003.

        Christopher H. Nikolich  Senior Vice President of AB Corp.,
        Senior Vice President    with which he has been associated
        (since 2005)             since prior to 2003.

        US Investment Grade:
        Liquid Markets
        Structured Products
        Investment Team:

        Shawn E. Keegan          Vice President of AB Corp., with
        Vice President           which he has been associated since
        (since 2005)             prior to 2003.

        Lipkee Lu                Vice President of AB Corp. since June
        Vice President           2005. Previously, he was a Senior
        (since 2005)             Vice President and Structured Product
                                 portfolio manager at Deerfield
                                 Capital Management LLC since prior to
                                 2003.

        Jeffrey S. Phlegar       Executive Vice President of AB Corp.,
        Executive Vice President with which he has been associated
        (since 2007)             since prior to 2003, Chief Investment
                                 Officer and Co-Head of Fixed Income.

        Raymond Wong             Vice President of AB Corp. since
        Vice President           prior to 2003.
        (since 2005)

--------------------------------------------------------------------------------
30 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

                                 Principal Occupation During
        Employee; Title; Year    the Past Five (5) Years
        ---------------------------------------------------------------

        US Investment Grade:
        Core Fixed Income
        Investment Team:

        Shawn E. Keegan          (see above)
        (see above)

        Joran Laird              Vice President of AB Corp., with
        Vice President           which he has been associated since
        (since 2005)             prior to 2003.

        Alison M. Martier        Senior Vice President of AB Corp.,
        Senior Vice President    with which she has been associated
        (since 2005)             since prior to 2003.

        Douglas J. Peebles       Executive Vice President of AB Corp.,
        Executive Vice President with which he has been associated
        (since 2007)             since prior to 2003, Chief Investment
                                 Officer and Co-Head of Fixed Income.

        Jeffrey S. Phlegar       (see above)
        (see above)

        Greg J. Wilensky         Vice President of AB Corp., with
        Vice President           which he has been associated since
        (since 2005)             prior to 2003, and Director of Stable
                                 Value Investments.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios of the Fund.

Certain other clients of the Manager may have investment objectives and policies similar to those of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Investment Management Fees

For the fiscal years indicated, the aggregate fees paid to AllianceBernstein as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                                        Fee as a
                                         Fiscal       percentage of
                                          Year        average daily
             Portfolio                   Ended         net assets
             ------------------------------------------------------
             Short Duration Plus   September 30, 2007      .48%
             Intermediate Duration September 30, 2007      .44%
             International         September 30, 2007      .87%

A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2007.

Shareholder Servicing Fees

AllianceBernstein provides the Fund with shareholder servicing services. For these services, AllianceBernstein charges the Short Duration Plus Portfolio and the Intermediate Duration Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and the International Portfolio an annual fee of 0.25% of the Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services pursuant to a Distribution Agreement between the Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 31

--------------------------------------------------------------------------------


Retirement Plan Services

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Fund for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

Additional Fees for Certain Investors

Certain investors in the Fund are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Fund related fees. For more information on such fees, please contact your Bernstein advisor.

Additional Information Regarding AllianceBernstein

Legal Proceedings

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against AllianceBernstein; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of Alliance (the "Alliance Capital defendants"); and certain other defendants not affiliated with AllianceBernstein, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various state and federal courts against AllianceBernstein and certain other defendants. All state court actions against AllianceBernstein either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints include substantially identical factual allegations, which appear to be based in large part on the order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which was previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Funds' shares or other adverse consequences to the AllianceBernstein Funds. This may require the AllianceBernstein Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Funds.

--------------------------------------------------------------------------------
32 Prospectus -- February 1, 2008

THE FUND'S BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Certain information regarding the Board of Directors of the Fund can be found in the Fund's SAI.

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------


Each Portfolio's net asset value ("NAV") is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Fund values each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 33

PARTICIPATING IN YOUR PLAN
--------------------------------------------------------------------------------


The Portfolios are available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Portfolios as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of Portfolio shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that completed information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:

 . If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.

 . Exchanges are accepted by Bernstein LLC only as permitted by our plan. Your plan administrator can explain how frequently exchanges are allowed.

If you have any questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Frequent Purchases and Redemptions of Fund Shares

The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price

--------------------------------------------------------------------------------
34 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------

(referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that significantly invest in small cap securities and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agent, Bernstein
   LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 35

--------------------------------------------------------------------------------

   intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

The discussion below assumes that all investors in the Portfolios are participants in employer-sponsored retirement or savings plans.

The Short Duration Plus and the Intermediate Duration Portfolios intend to declare dividends daily and pay them monthly. The International Portfolio intends to declare and pay dividends at least annually, generally in December. Capital gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

As a consequence of your using the Portfolios as an investment option in an employer-sponsored retirement or savings plan, dividends and capital gains distributions from the Portfolios generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, your plan's Summary Plan Description or a professional tax advisor regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the Portfolios. The number of shares you receive is based upon the net asset value of the Portfolios on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to received dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

Dividends and interest received by the Portfolios may be subject to foreign withholding and other taxes. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You will not be able to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by a Portfolio.

--------------------------------------------------------------------------------
36 Prospectus -- February 1, 2008

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Financial    Non-U.S. Stock Portfolio  The financial highlights table is intended to help you understand
Highlights                             the financial performance of the Portfolio of the Fund for the
             .International Portfolio  periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-
                                       year-end period has been audited by PricewaterhouseCoopers
                                       LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request.

                                                                           INTERNATIONAL PORTFOLIO
                                                         -----------------------------------------------------------
                                                         Year Ended  Year Ended   Year Ended Year Ended Year Ended
                                                          9/30/07     9/30/06      9/30/05    9/30/04    9/30/03
  Net asset value, beginning of period                       $27.17     $23.27        $18.94     $16.06     $11.95
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net*                                      0.46       0.40          0.25       0.14       0.23
  Net realized and unrealized gain (loss) on investment
   and foreign currency transactions                           5.63       3.81          4.25       2.91       4.04
  Contribution from Adviser                                  0(c)            0             0          0          0
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             6.09       4.21          4.50       3.05       4.27
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income               (0.53)     (0.31)        (0.17)     (0.17)     (0.16)
  Distributions from net realized gain on investment
   transactions                                              (3.35)          0             0          0          0
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                        (3.88)     (0.31)        (0.17)     (0.17)     (0.16)
  Net asset value, end of period                             $29.38     $27.17        $23.27     $18.94     $16.06
  Total return (a)                                           24.52%     18.29%        23.90%     19.05%     36.00%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $4,315,454 $3,397,969    $2,785,730 $2,190,687 $1,826,667
  Average net assets (000 omitted)                       $3,892,605 $3,125,615    $2,462,819 $2,045,596 $1,572,731
  Ratio of expenses to average net assets                     1.18%      1.20%(b)      1.26%      1.28%      1.29%
  Ratio of net investment income to average net assets        1.68%      1.55%(b)      1.17%      0.76%      1.63%
  Portfolio turnover rate                                       59%        73%           61%        92%        28%

Please refer to footnotes on page 40.


--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 37

--------------------------------------------------------------------------------


Financial    Fixed-Income Taxable            The financial highlights table is intended to help you
Highlights   Portfolio                       understand the financial performance of the Portfolio of the
                                             Fund for the periods indicated. Certain information reflects
             .Short Duration Plus Portfolio  financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The
                                             information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with
                                             the Fund's financial statements, are included in the Fund's
                                             2007 annual report, which is available upon request.

                                                                             SHORT DURATION PLUS PORTFOLIO
                                                               ----------------------------------------------------------
                                                               Year Ended Year Ended   Year Ended Year Ended Year Ended
                                                                9/30/07    9/30/06      9/30/05    9/30/04    9/30/03
  Net asset value, beginning of period                            $12.31     $12.39       $12.67     $12.84     $12.78
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net*                                           0.55       0.49         0.37       0.30       0.37
  Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                      (0.05)     (0.05)       (0.24)     (0.12)       0.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                  0.50       0.44         0.13       0.18       0.43
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                    (0.57)     (0.52)       (0.40)     (0.33)     (0.37)
  Distributions from net realized gains on investment
   transactions                                                        0          0       (0.01)     (0.02)          0
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                             (0.57)     (0.52)       (0.41)     (0.35)     (0.37)
  Net asset value, end of period                                  $12.24     $12.31       $12.39     $12.67     $12.84
  Total return (a)                                                 4.15%      3.65%        1.10%      1.37%      3.42%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                       $339,266   $375,908     $398,787   $421,881   $413,100
  Average net assets (000 omitted)                              $355,957   $383,702     $410,072   $411,043   $408,848
  Ratio of expenses to average net assets                          0.65%      0.66%(b)     0.68%      0.70%      0.67%
  Ratio of expenses to average net assets, excluding interest
   expense                                                         0.65%      0.66%(b)     0.68%      0.68%      0.66%
  Ratio of net investment income to average net assets             4.52%      4.00%(b)     2.97%      2.39%      2.89%
  Portfolio turnover rate                                           127%       157%         220%       359%       286%

Please refer to footnotes on page 40.

--------------------------------------------------------------------------------
38 Prospectus -- February 1, 2008

--------------------------------------------------------------------------------


Financial    Fixed-Income Taxable    The financial highlights table is intended to help you understand
Highlights   Portfolio               the financial performance of the Portfolio of the Fund for the periods indicated. Certain information reflects financial results
             .Intermediate Duration  for a single Portfolio share. The total returns in the table
              Portfolio              represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-
                                     year-end period has been audited by PricewaterhouseCoopers
                                     LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2007 annual report, which is available upon request.

                                                                        INTERMEDIATE DURATION PORTFOLIO
                                                          -----------------------------------------------------------
                                                          Year Ended  Year Ended   Year Ended Year Ended Year Ended
                                                           9/30/07     9/30/06      9/30/05    9/30/04    9/30/03
  Net asset value, beginning of period                        $13.11     $13.27        $13.41     $13.43     $13.08
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net*                                       0.62       0.59          0.53       0.50       0.47
  Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                  (0.01)     (0.15)        (0.09)     (0.01)       0.35
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                              0.61       0.44          0.44       0.49       0.82
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.61)     (0.60)        (0.54)     (0.51)     (0.47)
  Distributions from net realized gains on investment
   transactions                                                    0       0(c)        (0.04)          0          0
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.61)     (0.60)        (0.58)     (0.51)     (0.47)
  Net asset value, end of period                              $13.11     $13.11        $13.27     $13.41     $13.43
  Total return (a)                                             4.78%      3.47%         3.35%      3.74%      6.39%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                 $5,062,112 $4,138,898    $3,386,745 $2,852,803 $2,402,262
  Average net assets (000 omitted)                        $4,592,670 $3,694,176    $3,104,905 $2,612,933 $2,249,030
  Ratio of expenses to average net assets                      0.58%      0.60%(b)      0.60%      0.61%      0.61%
  Ratio of net investment income to average net assets         4.73%      4.56%(b)      3.97%      3.72%      3.55%
  Portfolio turnover rate                                       204%       426%          586%       660%       796%

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2008 39

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------


* Based on average shares outstanding.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)The ratio includes expenses attributable to costs of proxy solicitation.

(c)Amount is less than $.005.

--------------------------------------------------------------------------------
40 Prospectus -- February 1, 2008

   PROSPECTUS

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three (3) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund") -- the International Portfolio, the Short Duration Plus Portfolio, and the Intermediate Duration Portfolio. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

The Statement of Additional Information ("SAI") of the Fund includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call your Bernstein advisor at (212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY 10105. You may also obtain free copies of the SAI of the Fund and the Fund's annual and semiannual reports to shareholders on our website at www.bernstein.com.

You can also obtain copies from the SEC's internet site at www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 551-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555

  Privacy Notice (This information is not part of the Prospectus)

  At Bernstein, protecting the privacy and confidentiality of our clients' personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients' transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include
  (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

                                                             PRO-R401-0119-0208

                        SANFORD C. BERNSTEIN FUND, INC.
                          1345 Avenue of the Americas
                           New York, New York 10105
                                (212) 756-4097

                      Statement of Additional Information
                               February 1, 2008

   This Statement of Additional Information ("SAI") relates to the following 12 series of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"): for the New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Tax-Managed International and International Portfolios, this SAI relates to the New York Municipal Class, California Municipal Class, Diversified Municipal Class, Short Duration Plus Class, Tax-Managed International Class and International Class (each, a "Bernstein Class") of shares of the respective Portfolio. Each series is referred to as a "Portfolio" in this SAI.

                            FIXED-INCOME PORTFOLIOS

U.S. Government Short Duration          Intermediate Duration

Short Duration Plus                     New York Municipal

Short Duration New York Municipal       California Municipal

Short Duration California Municipal     Diversified Municipal

Short Duration Diversified Municipal

                           NON-U.S. STOCK PORTFOLIOS


Tax-Managed International              Emerging Markets

International Portfolio

   This SAI is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated February 1, 2008.

   Certain financial statements from the Fund's annual report dated
September 30, 2007 are incorporated by reference into this SAI. Copies of the Fund's Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number.

   Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
FIXED-INCOME PORTFOLIOS..............................................................   2
NON-U.S. STOCK PORTFOLIOS............................................................   2
FUND HISTORY.........................................................................   3
INVESTMENT STRATEGIES AND RELATED RISKS..............................................   3
INVESTMENT RESTRICTIONS..............................................................  30
INVESTMENTS..........................................................................  39
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES...........................  64
MANAGER AND DISTRIBUTOR..............................................................  72
NET ASSET VALUE......................................................................  93
PORTFOLIO TRANSACTIONS AND BROKERAGE.................................................  96
PURCHASE AND REDEMPTION OF SHARES.................................................... 102
TAXES................................................................................ 106
CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
  FINANCIAL STATEMENTS............................................................... 116
DESCRIPTION OF SHARES................................................................ 116
APPENDIX A........................................................................... 118
APPENDIX B........................................................................... 125

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

   As of February 1, 2002, the names of each Portfolio were changed to delete "Bernstein" from their names. As of the same date, "Bernstein Government Short Duration Portfolio" changed its name to "U.S. Government Short Duration Portfolio." To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value Portfolio" changed its name to "Tax-Managed International Portfolio," and the "International Value Portfolio II" changed its name to "International Portfolio." To reflect a change in investment style from value to a blend of growth and value, as of May 2, 2005, the "Emerging Markets Value Portfolio" changed its name to "Emerging Markets Portfolio."

   Each Portfolio of the Fund is diversified except for the New York Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and the Short Duration California Municipal Portfolio.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio's sections of the Fund's Prospectus entitled "Investment Objectives," "Principal Investment Strategies," "Principal Investment Risks," "Investment Performance" and "Fees and Expenses," as well as the section entitled "Additional Information About Principal Investment Strategies and Risks." The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

FIXED-INCOME PORTFOLIOS

General Investment Policies -- All Fixed-Income Portfolios

   Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

   Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

   None of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation
("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") to be of comparable quality. In addition, none of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. Intermediate Duration Portfolio may invest in securities rated CCC by Standard & Poor's and Fitch, or Caa by Moody's. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Recent Market Events

   The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

   The Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Specific Investment Policies of Certain Fixed-Income Portfolios

Fixed-Income Taxable Portfolios

The U.S. Government Short Duration Portfolio

   Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this Portfolio is invested in U.S. government securities, as defined for tax purposes in a given state, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes. However, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

   The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-1 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

The Municipal Portfolios

   As a fundamental policy, each of the six municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

   In addition to Municipal Securities, each municipal Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

   The New York Municipal, California Municipal and Diversified Municipal Portfolios are referred to below as the "Fixed-Income Municipal Intermediate Duration Portfolios."

   Alternative Minimum Tax

   Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

The New York Municipal Portfolios

The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio.

   Each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"). Nonetheless, the Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

   Because the New York Municipal Portfolios invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

   The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

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The California Municipal Portfolios

The Short Duration California Municipal Portfolio and the California Municipal Portfolio.

   Each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

   Because the California Municipal Portfolios invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State

(The New York Municipal Portfolios and the California Municipal Portfolios)

   The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's

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issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "Fixed-Income Portfolios." See also Appendix A: "Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated on November 15, 2007 with respect to New York and an Official Statement dated November 19, 2007 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of

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Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

   The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 8, 2007, and the Updates to the Annual Information Statement dated August 3 and November 15, 2007.

                            Debt Reform Act of 2000

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

   Debt outstanding and debt service costs for the 2007-08 fiscal year and the entire five-year forecast period through 2011-12 are projected by the DOB to be within the Debt Reform Act's statutory caps.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   The amount of general obligation bonds issued in the 2006-07 fiscal year (excluding refunding bonds) was $180 million, and as of March 31, 2007, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projects that about $358 million in general obligation bonds will be issued in 2007-08.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The Enacted Capital Plan projects that $4.9 billion of State PIT Revenue Bonds will be issued in 2007-08.

New York Local Government Assistance Corporation

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

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   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of
$4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2006, there were 19 Authorities that had aggregate outstanding debt of $129 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2007-08 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

                         Certificates of Participation

   The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State has not issued COPs since 2001 and expects that State PIT Revenue Bonds will be used to finance the acquisition of equipment under this program in 2007-08.

Current Fiscal Year

   The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   As reported in the Second Quarterly Update, the DOB has projected that the General Fund will remain in balance in 2007-08, but has increased its estimate of the 2008-09 General Fund current services budget gap to $4.3 billion, up $1.2 billion from the initial projected gap. The higher budget gap reflects DOB's estimate of the impact of the current turbulence in the financial markets on receipts.

2006-07 Fiscal Year

   DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

   The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after an $87 million deposit at the close of 2006-2007), the Contingency Reserve Fund ("CRF") ($21 million), and the Community Projects Fund ("CPF") ($278 million). The closing balance also included $1.7 billion in general reserves.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion and transfers increased by $419 million, while miscellaneous receipts increased by $390 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts, including the securitization of tobacco proceeds.

   General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid and higher education programs.

2005-06 Fiscal Year

   DOB reported a 2005-2006 General Fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

   The General Fund ended the 2005-2006 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after a $72 million deposit at the close of 2005-2006), the Contingency Reserve Fund ("CRF") ($21 million), and the Community Projects Fund ("CPF") ($251 million). The closing balance also included $2.0 billion in a spending stabilization reserve.

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

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 billion. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

   General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

2004-05 Fiscal Year

   DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

   The General Fund ended the 2004-05 fiscal year with a balance of $2.5 billion, which included dedicated balances of $872 million in the TSRF (after a $78 million deposit at the close of 2004-05), the CRF ($21 million), and the CPF ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the fiscal stability reserve fund.

   General Fund receipts, including transfers from other funds, totaled $43.9 billion in 2004-05, an increase of $939 million from 2003-04. Tax receipts, including the impact of the tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State's securitization of tobacco settlement payments in 2003-2004.

   General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits and debt service were the main sources of annual growth.

Economic Overview

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

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

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation.

   The City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. The New York economy has since improved, due mostly to the performance of the financial and housing, and professional and business services, sectors; in addition, New York has experienced a tourism boom.

   Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. In 2006, the State unemployment rate was 4.5 percent, compared to 4.6 percent for the nation as a whole. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2006, New York per capita personal income was $42,392, compared to $32,276 for the nation as a whole.

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Recent Developments

   The national economic slowdown has had a significant impact on the New York State economy. The State's slowdown is expected to last at least through the end of 2008. But there is evidence that the impact of the current slowdown is being felt quite variably across the State's regions. Because of New York City's position as a financial market capital, the downstate economy stands to be disproportionately affected by falling financial sector profits or a prolonged period of credit market turmoil. The residential housing contraction has had a notable impact on Long Island and the Hudson Valley, while auto sector weakness has been felt largely in the western part of the State. In the meantime, New York City's commercial real estate sector still appears strong, and the large education and health sectors are expected to remain healthy. Finally, tourism is expected to be bolstered by the weak dollar, particularly in New York City and those areas bordering Canada. Total State employment growth of 0.7 percent is now projected for 2007, following growth of 0.8 percent in 2006. Private sector employment growth is now projected to slow to
0.8 percent in 2007, following growth of 1.1 percent in 2006.

   Based on the most recent New York State Department of Labor data, DOB now projects growth in State wages of 7.1 percent in 2007 and 4.0 percent in 2008.

                                 New York City

   The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City to market securities successfully in the public credit markets.

   In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities

   Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2007-08 fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect

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the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

   The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2007-08 fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2007-08 State Financial Plan. The State believes that the proposed 2007-08 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2007-08 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2007-08 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2007-08 State Financial Plan.

CALIFORNIA

   The following is based on information obtained from a Preliminary Official Statement, dated November 19, 2007, relating to $104,820,000 State of California Veterans General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

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

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government. As of the enactment of the 2007 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $59.309 billion and $63.011 billion under the Appropriations Limit in fiscal years 2006-07 and 2007-08, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

                              State Indebtedness

   The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of October 1, 2007, the State had outstanding $50,774,342,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $68,011,016,000 of long-term general obligations bonds.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,232,320,000 billion of variable rate general obligation bonds, representing about 12.3% of the State's total outstanding general obligation bonds as of October 1, 2007.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $7,645,119,366 General Fund-supported lease-purchase debt outstanding as of October 1, 2007. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State issued $7.0 billion of RAWs in November 2007 in order to maintain adequate reserves to manage the State's cash flow requirements during fiscal year 2007-08.

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The Budget Process

   The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

                          Current Fiscal Year Budget

   The 2007 Budget Act was adopted by the legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations).(P)

   Under the 2007 Budget Act, General Fund revenues and transfers are projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve is projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.(P)

Fiscal Year 2006-07(P)

   The 2006 Budget Act was adopted by the legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

   Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.7 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This includes more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

   Subsequently, the 2007-08 May Revision projected that the State would end fiscal year 2006-07 with a total reserve of $3.6 billion. The 2007 Budget Act projects that the State will have a total of $4.1 billion at June 30, 2007.

Fiscal Year 2005-06

   The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

   Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California's economy as reflected in several key indicators. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

Economic Overview

   California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered, with 887,100 jobs gained between July 2003 and March 2007, compared with 362,000 jobs lost between January 2001 and July 2003.

   The State's July 1, 2006 population of about 37.4 million represented over 12 percent of the total United States population. In 2006, the unemployment rate in California was 4.9 percent, compared to 4.6 percent for the nation as a whole. The trade, transportation and utilities sector had the largest percentage of non-farm employment, with 19.1 percent, followed by the professional and business services sector, with 14.8 percent, and the state and local government sector, with 14.6 percent. Per capita personal income was $38,956 in 2006, compared to $32,276 for the nation as a whole.

Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may affect the State's expenditures and, in some cases, its revenues and cash flow.

The Diversified Municipal Portfolios

The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio

   Each of the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

The Non-U.S. Stock Portfolios(P)

The Tax-Managed International Portfolio, the International Portfolio and the Emerging Markets Portfolio

   The Tax-Managed International Portfolio, the International Portfolio (collectively referred to as the "International Portfolios") and the Emerging Markets Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The International Portfolios will invest primarily in equity securities of established foreign companies. The Emerging Markets Portfolio will invest primarily in equity securities of both large and small emerging market companies.

   As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market." The Emerging Markets Portfolio may also make investments in developed foreign countries that comprise the Morgan Stanley(R) Capital International Europe, Australasia, Far East (MSCI EAFE) index.

   The Emerging Markets Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

   Under normal circumstances, each of the International Portfolios will invest in companies in at least three countries other than the United States. The Emerging Markets Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Portfolios or the Emerging Markets Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

   The International Portfolios and the Emerging Markets Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

   With respect to the International Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

   With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's, Fitch and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium-to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Certain Investment Risks of the International and Emerging Markets Portfolios

   Market Risk.

   Since the International Portfolios and the Emerging Markets Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

   The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Emerging Markets Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

   In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio. Moreover, some emerging-market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value ("NAV"). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

Additional Risks of Investing in Emerging Markets

   Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

   Investment Restrictions.

   Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

   Possibility of Theft or Loss of Assets.

   Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

   Settlement and Brokerage Practices.

   Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

   Less Sophisticated Regulatory and Legal Framework.

   In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

   The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

   Less Accurate Information on Companies and Markets.

   Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

   Below Investment-Grade Bonds.

   Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody's. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

   While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

   The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

   Social, Political and Economic Instability.

   Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries;
(v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

   Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Emerging Markets Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

   The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Investment Restrictions of the Short Duration Municipal Portfolios

   None of the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio or the Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

    3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Issue senior securities, except as permitted under the 1940 Act;

    5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

    6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    7) Purchase oil, gas or other mineral interests;

    8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S.

       Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

    11)Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio;

    12)Make investments for the purpose of exercising control or management; or

    13)Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

    1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

    2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

    3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

    4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

    5) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolios)

   None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio, will, except as otherwise provided herein:

    1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position;

    3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

    5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    6) Purchase oil, gas or other mineral interests;

    7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

    8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

    11)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

    12)Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

    13)Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

    14)Make investments for the purpose of exercising control or management;

    15)Invest in securities of other registered investment companies;

    16)Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

    17)With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

    1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

    2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Tax-Managed International Portfolio and the International Portfolio

   Neither the Tax-Managed International Portfolio or the International Portfolio may, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

    3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

    4) Issue senior securities, except as permitted under the 1940 Act;

    5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

    6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    7) Purchase oil, gas or other mineral interests;

    8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

    11)Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

    12)Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio has not and currently does not intend to:

    1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

    2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

    3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

    4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Emerging Markets Portfolio

   The Emerging Markets Portfolio may not, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

    3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

    4) Issue senior securities, except as permitted under the 1940 Act;

    5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

    6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    7) Purchase oil, gas or other mineral interests;

    8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

    11)Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

    12)Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

    1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

    2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

    3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

    4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

                                  INVESTMENTS

   Subject to each Fixed-Income Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements;
(xiii) preferred stock; and (xiv) in the case of the Intermediate Duration and Short Duration Plus Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Portfolios and the Emerging Markets Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Mortgage-Related Securities

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.-

   One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

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Municipal Securities

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the municipal Portfolios' assets that are invested in Municipal Securities.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities

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historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

Private Placements

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

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

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Loan Participations and Assignments

   The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. A Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or higher.

   When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the

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

creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

Preferred Stock

   The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign (Non-U.S.) Securities

   While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Short Duration Plus Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. Intermediate Duration Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. These Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section "Certain Investment Risks of the International and Emerging Markets Portfolios," above.

Short Sales

   The Non-U.S. Stock Portfolios and the Short Duration Municipal Portfolios may participate in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

   A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally,

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including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Warrants

   The Portfolios may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration and Short Duration Plus Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

   The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

   The equity securities in which the International Portfolios and the Emerging Markets Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the International Portfolios and the Emerging Markets Portfolio, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

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Other Securities

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Futures Contracts and Options on Futures Contracts

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

   The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

   If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin

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

account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

   Futures Contracts

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   Interest Rate Futures

   The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   Options on Futures Contracts

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

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   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

Options

   The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

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   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   Options on Securities Indexes

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   Options on Currency

   In addition, a Portfolio permitted to invest in foreign securities may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the

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dollar value of its portfolio securities and against increases in the
U.S. Dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter.

   Special Risks Associated with Options on Currency

   An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

   Covered Straddles

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   Special Risks Associated with Options in General

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid.

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

It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   Closing Transactions

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the

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

premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Synthetic Foreign Equity Securities

   The Non-U.S. Stock Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

   The Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

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Structured Instruments

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Interest Rate Transactions (Swaps, Caps and Floors)

   Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

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   A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

   Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

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Currency Swaps

   The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios' obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Reverse Repurchase Agreements

   The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Forward Currency Exchange Contracts

   The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolios will generally not enter into a forward contract with a term greater than one year.

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These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

   Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   Under certain circumstances, each of the International Portfolios and the Emerging Markets Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase,

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the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

When-Issued Securities and Forward Commitments

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

Special Risk Considerations for Lower-Rated Securities

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Industry Classification

   In determining industry classifications, for each Portfolio other than the Emerging Markets Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Emerging Markets Portfolio, the Portfolio relies primarily on the Morgan Stanley Capital International ("MSCI") industry classification.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                      NUMBER OF
                                                     PORTFOLIOS
                                                     IN THE FUND
                                                       COMPLEX       OTHER
                                                      OVERSEEN   DIRECTORSHIPS
NAME, ADDRESS,*         PRINCIPAL OCCUPATION(S)        BY THE     HELD BY THE
AGE (YEAR ELECTED**)   DURING THE PAST FIVE YEARS     DIRECTOR     DIRECTOR
-------------------- ------------------------------  ----------- --------------
  INTERESTED
    DIRECTOR***

  Marilyn G. Fedak   Executive Vice President of         12      None
  1345 Avenue of the the Manager, with which she
  Americas           has been associated since
  New York, NY 10105 prior to 2003. She is Head of
  61                 Bernstein Global Value
  (2007)             Equities and Co-Chief
                     Investment Officer of U.S.
                     Large Cap Value Equities
  DISINTERESTED
    DIRECTORS

  Chairman of the    Managing Partner, Botanica          12      TIAA-CREF;
  Board              Capital Partners LLC, and a                 North European
  Rosalie J. Wolf#   member of the Investment                    Oil Royalty
  66                 Committee of the Board at the               Trust
  (2000)             David and Lucile Packard
                     Foundation. Formerly, she was
                     a Managing Director at Offit
                     Hall Capital Management LLC
                     from January 2001 through
                     2003. From 1994-2000 she was
                     Treasurer and Chief Investment
                     Officer of The Rockefeller
                     Foundation. Earlier she held
                     financial executive positions
                     with International Paper
                     Company, Bankers Trust, and
                     Mobil Oil Corporation.

Irwin Engelman#^     Business Consultant.        12  WellGen Inc.
73                   Formerly, Executive Vice        (biotechnology); eMagin
(2000)               President and Chief             Corporation (information
                     Financial Officer,              technology); New Plan
                     YouthStream Media               Excel Realty Trust
                     Networks; Vice Chairman
                     and Chief Administrative
                     Officer, Revlon Inc., and
                     Executive Vice President
                     and Chief Financial
                     Officer, MacAndrews &
                     Forbes Holdings, Inc.
                     since prior to 2003.
Bart Friedman#+      Senior Partner at Cahill    12  The Brookings
63                   Gordon & Reindel LLP (law       Institution; Lincoln
(2005)               firm) since prior to 2003.      Center for the Performing
                                                     Arts; The Mountain School
                                                     of Milton Academy; Allied
                                                     World Assurance Holdings
William Kristol#+    Editor, The Weekly          12  Manhattan Institute; John
55                   Standard since prior to         M. Ashbrook Center for
(1994)               2003; He is also an Op-Ed       Public Affairs at Ashland
                     Page Columnist, The New         University; The Salvatori
                     York Times.                     Center at Claremont
                                                     McKenna College; The
                                                     Shalem Foundation;
                                                     Institute for the Study
                                                     of War
Donald K. Peterson#+ Formerly Chairman & Chief   12  Worcester Polytechnic
58                   Executive Officer, Avaya        Institute; Amos Tuck
(2007)               Inc. (communications)           School of Business
                     (January 2002 - September       Administration; Teachers
                     2006); President and Chief      Insurance & Annuity
                     Executive Officer, Avaya        Association of America;
                     Inc. (October 2000 -            Committee for Economic
                     December 2001); Chief           Development
                     Financial Officer, Lucent
                     Technologies (1996 -
                     February 2000); President,
                     Enterprise Systems Group
                     (February 2000 - September
                     2000); Chief Financial
                     Officer, AT&T,
                     Communications Services
                     Group (1995 - 1996);
                     President, Nortel
                     Communications Systems,
                     Inc. (1994 - 1995). Prior
                     thereto he was at Nortel
                     from 1976 - 1995.

Thomas B. Stiles II#+ President - Cedar Lawn Corporation        12  Cedar Lawn
67                    (cemetery). Formerly Managing Director,       Corporation
(2003)                Senior Portfolio Manager and Director of
                      Investment Strategy of Smith Barney
                      Asset Management from 1997 until his
                      retirement in 1999. Prior thereto,
                      Chairman and Chief Executive Officer of
                      Greenwich Street Advisors from 1988-1997 and Executive Vice President and
                      Director of E.F. Hutton Group from
                      1982-1987.

* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund's Directors.

*** Ms. Fedak, is an "interested person," as defined in the 1940 Act, because of her affiliations with AB Corp. and AllianceBernstein.

#  Member of the Fund's Audit Committee and Independent Directors Committee.

^  Member of the Fair Value Pricing Committee.

+  Member of the Fund's Nominating, Governance and Compensation Committee.

   The Fund's Board of Directors has four standing committees of the Board - an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met once during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Company, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.

   As of January 4, 2008, Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration Plus Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Tax Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

   The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "Fund Complex") owned by each Director, if any, as of January 4, 2008.

Share Ownership and Compensation

                                            Dollar Range of Equity Securities in the
                         ------------------------------------------------------------------------------
                                                      Short       Short
                              U.S.        Short     Duration     Duration  Short Duration
                           Government   Duration    New York    California  Diversified    Intermediate
                         Short Duration   Plus      Municipal   Municipal    Municipal       Duration
Name                       Portfolio    Portfolio   Portfolio   Portfolio    Portfolio      Portfolio
----                     -------------- --------- ------------- ---------- --------------- ------------
Interested Director:
Marilyn G. Fedak........       $0          $0          $0           $0           $0             $0
Disinterested Directors:
Irwin Engelman..........       $0          $0     Over $100,000     $0           $0             $0
Bart Friedman...........       $0          $0          $0           $0           $0             $0
William Kristol.........       $0          $0          $0           $0     $10,001-$50,000      $0
Donald K. Peterson......       $0          $0          $0           $0           $0             $0
Thomas B. Stiles II.....       $0          $0          $0           $0           $0             $0
Rosalie J. Wolf.........       $0          $0          $0           $0           $0             $0

                                                                                                           Aggregate
                                                                                                             Dollar
                                                                                                            Range of
                                                                                                             Equity
                                                                                                           Securities
                                                                                                             in All
                                                                                                           Registered
                                      Dollar Range of Equity Securities in the                             Investment
              -----------------------------------------------------------------------------------------    Companies
                 New York      California Diversified   Tax Managed                       Emerging        Overseen by
                 Municipal     Municipal   Municipal   International   International       Markets      Director in Fund
Name             Portfolio     Portfolio   Portfolio     Portfolio       Portfolio        Portfolio         Complex
----          ---------------- ---------- ----------- ---------------- -------------- ----------------- ----------------

Interested
Director:

Marilyn
G.
Fedak                       $0     $0          $0                   $0  Over $100,000     Over $100,000  Over $100,000

Disinterested
Directors:

Irwin
Engelman         Over $100,000     $0          $0        Over $100,000  Over $100,000     Over $100,000  Over $100,000
Bart
Friedman                    $0     $0          $0        Over $100,000             $0  $50,001-$100,000  Over $100,000

William
Kristol                     $0     $0          $0      $10,001-$50,000             $0   $10,001-$50,000  Over $100,000

Donald
K.
Peterson                    $0     $0          $0                   $0  Over $100,000                $0  Over $100,000

Thomas
B.
Stiles
II            $              0    $ 0         $ 0     $50,001-$100,000 $            0 $ 50,001-$100,000  Over $100,000

Rosalie
J.
Wolf          $50,001-$100,000    $ 0         $ 0     $50,001-$100,000 $            0 $ 50,001-$100,000  Over $100,000

   As of January 4, 2008, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the calendar year ended December 31, 2007 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                           Total
                                                          Number       Total
                                                            of        Number
                                                        Investment      of
                                                         Companies  Investment
                                                            in      Portfolios
                                                            the     within the
                                                         Alliance    Alliance
                                                           Fund        Fund
                                                         Complex,     Complex
                                                         Including   Including
                                                            the         the
                                              Total     Fund, as to  Fund, as
                                          Compensation   which the      to
                                            from the    Director is  which the
                              Aggregate   Alliance Fund      a      Director is
                             Compensation   Complex,     Director   a Director
                               from the   Including the     or          or
Name of Director                 Fund         Fund        Trustee     Trustee
----------------             ------------ ------------- ----------- -----------
Marilyn G. Fedak............   $      0     $      0         1          12
Irwin Engelman..............   $132,500     $132,500         1          12
Bart Friedman...............   $112,500     $112,500         1          12
William Kristol.............   $111,250     $111,250         1          12
Donald K. Peterson*.........   $ 26,250     $ 26,250         1          12
Thomas B. Stiles II.........   $127,500     $127,500         1          12
Rosalie J. Wolf.............   $152,500     $152,500         1          12

* Mr. Peterson was elected as a Director of the Fund on July 26, 2007.

As of January 4, 2008, the Directors and officers of the Company as a group owned less than 1% of the shares of the Fund.

Officer Information

   Certain information concerning the Fund's officers is set forth below.

                           POSITION(S) HELD WITH      PRINCIPAL OCCUPATION
NAME AND ADDRESS* AND AGE           FUND              DURING LAST 5 YEARS
------------------------- ------------------------  ------------------------

Marilyn G. Fedak, 61      President                 See biography above.

Philip L. Kirstein, 62    Senior Vice President     Senior Vice President
                          and Independent           and Independent
                          Compliance Officer        Compliance Officer of
                                                    the AllianceBernstein
                                                    Funds, with which he has
                                                    been associated since
                                                    October 2004. Prior
                                                    thereto, he was Of
                                                    Counsel to Kirkpatrick &
                                                    Lockhart, LLP (law firm)
                                                    from October 2003 to
                                                    October 2004, and
                                                    General Counsel of
                                                    Merrill Lynch Investment
                                                    Managers, L.P. since
                                                    prior to 2003 until
                                                    March 2003.

Emilie Wrapp, 52          Secretary                 Senior Vice President,
                                                    Assistant General
                                                    Counsel and Assistant
                                                    Secretary of
                                                    AllianceBernstein
                                                    Investments, Inc.
                                                    ("ABI"),** with which
                                                    she has been associated
                                                    since prior to 2003.

 Joseph J. Mantineo, 48    Treasurer and Chief       Senior Vice President of
                           Financial Officer         AllianceBernstein
                                                     Investor Services, Inc.
                                                     ("ABIS")** with which he
                                                     has been associated
                                                     since prior to 2003.
--------
* The address for each of the Fund's officers is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

** ABIS and ABI are affiliates of the Fund.

                            MANAGER AND DISTRIBUTOR

   Manager. The Fund's investment manager is AllianceBernstein, with offices at 1345 Avenue of the Americas, New York, New York 10105.

   AllianceBernstein is a leading global investment management firm supervising client accounts with assets as of September 30, 2007 totaling approximately $813 billion. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, AllianceBernstein is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   AllianceBernstein is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2007, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.3% of the issued and outstanding units of limited partnership interest in AllianceBernstein ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticket symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both AllianceBernstein and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in AllianceBernstein. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

   As of September 30, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.8% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in AllianceBernstein and Holding, represent an economic interest of approximately 63.2% in AllianceBernstein. As of September 30, 2007, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Management Agreement; AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio                                 Annual Percentage of Average Daily Net Assets of Each Portfolio
---------                         -------------------------------------------------------------------------------

Short Duration California         0.45% of the first $750 million; 0.40% of assets in excess of $750 million
Municipal Portfolio

Short Duration Diversified        0.45% of the first $750 million; 0.40% of assets in excess of $750 million
Municipal Portfolio

Short Duration New York Municipal 0.45% of the first $750 million; 0.40% of assets in excess of $750 million
Portfolio

U.S. Government Short             0.45% of the first $750 million; 0.40% of assets in excess of $750 million
Duration Portfolio

Short Duration Plus Portfolio     0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio      0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio    0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio   0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio   0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion ;
                                  0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio 0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion
International Portfolio             0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion
Emerging Markets Portfolio          1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2005, September 30, 2006 and September 30, 2007:

                                               Management Fee for the Fiscal Year ended
                                                          September 30,
                                               ----------------------------------------
Portfolio                                         2005          2006          2007
---------                                       -----------   -----------  -----------
U.S. Government Short Duration Portfolio       $   459,208   $   415,848   $   418,925
Short Duration Plus Portfolio                  $ 2,515,435   $ 2,214,485   $ 2,026,619
Short Duration New York Municipal Portfolio    $   614,623   $   569,386   $   485,619
Short Duration California Municipal Portfolio  $   341,328   $   339,391   $   353,928
Short Duration Diversified Municipal Portfolio $ 1,263,931   $ 1,142,853   $   995,137
Intermediate Duration Portfolio                $14,419,619   $16,776,703   $20,370,679
New York Municipal Portfolio                   $ 6,528,882   $ 7,130,072   $ 8,080,247
California Municipal Portfolio                 $ 5,009,406   $ 5,674,712   $ 6,570,068
Diversified Municipal Portfolio                $14,019,811   $15,952,051   $19,145,421
Tax-Managed International Portfolio            $48,104,766   $57,973,063   $69,524,096
International Portfolio                        $23,369,761   $27,976,161   $34,425,664
Emerging Markets Portfolio                     $19,260,256   $22,779,544   $28,855,747

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing Agreements with AllianceBernstein. AllianceBernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of AllianceBernstein's duties in this regard may be delegated. AllianceBernstein has delegated some of such duties to AllianceBernstein Investor Services, Inc. ("ABIS") and to Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), each a wholly-owned subsidiary of AllianceBernstein. Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by AllianceBernstein and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio's average daily net assets and the fee paid by the Tax-Managed International Portfolio, International Portfolio and the Emerging Markets Portfolio for these services is 0.25% of that Portfolio's average daily net assets. The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2005, September 30, 2006 and September 30, 2007:

                                               Shareholder Servicing Fee for the Fiscal Year
                                                       ended September 30,
                                               ---------------------------------------------
Portfolio                                         2005            2006           2007
---------                                        -----------    -----------    -----------
U.S. Government Short Duration Portfolio...... $    91,842     $    83,170    $    83,785
Short Duration Plus Portfolio................. $   410,072     $   383,702    $   355,957
Short Duration New York Municipal Portfolio... $   122,925     $   113,877    $   106,936
Short Duration California Municipal Portfolio. $    68,266     $    67,878    $    77,929
Short Duration Diversified Municipal Portfolio $   253,042     $   228,571    $   219,160
Intermediate Duration Portfolio............... $ 3,104,905     $ 3,694,176    $ 4,592,670
New York Municipal Portfolio.................. $ 1,190,723     $ 1,364,506    $ 1,608,192
California Municipal Portfolio................ $   898,450     $ 1,073,155    $ 1,294,527
Diversified Municipal Portfolio............... $ 2,752,982     $ 3,309,135    $ 4,174,406
Tax-Managed International Portfolio........... $13,258,263     $17,220,119    $21,428,663
International Portfolio....................... $ 6,157,047     $ 7,814,037    $ 9,731,511
Emerging Markets Portfolio.................... $ 4,002,279     $ 5,078,063    $ 6,651,437

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 25, 2007.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc. and Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

   Distributor. Bernstein LLC acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.

Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2007, AllianceBernstein employees had approximately $584,816,453 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

Sanford C. Bernstein Fund, Inc.

   .   International Portfolio

   .   Tax-Managed International Portfolio

   .   Emerging Markets Portfolio

   The management of and investment decisions for the Portfolios' portfolios are made by the Blend Investment Policy Team. The five investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Daniel T. Grasman/2/, Mark A. Hamilton, Joshua Lisser, Seth J. Masters and Christopher H. Nikolich. For additional information about the portfolio management of the Portfolios, see "Fund Management" in the Fund's Prospectus.

   Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2007.

Tax-Managed
International Portfolio DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Seth J. Masters         Over $1,000,000
Emerging Markets
Portfolio               DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Seth J. Masters         Over $1,000,000

   The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2007.

/1/ Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

/2/ Effective February 1, 2008, Daniel T. Grasman replaced Thomas J. Fontaine as one of the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.

International Portfolio

                        REGISTERED INVESTMENT COMPANIES
                         MANAGED BY PORTFOLIO MANAGER
                           (excluding the Portfolio)

                                                               Total Assets
                                       Total      Number of   of Registered
                          Total      Assets of    Registered    Investment
                        Number of   Registered    Investment    Companies
                        Registered  Investment    Companies    Managed with
                        Investment   Companies   Managed with  Performance-
                        Companies     Managed    Performance- based Fees (in
Portfolio Manager        Managed   (in millions)  based Fees    millions)
-----------------       ---------- ------------- ------------ --------------
Daniel T. Grasman/*/       None          None        None          None
Mark A. Hamilton             14       $17,575        None          None
Joshua B. Lisser             43       $51,153        None          None
Seth J. Masters              43       $51,153        None          None
Christopher H. Nikolich      43       $51,153        None          None

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Funds fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

Tax-Managed International Portfolio

                        REGISTERED INVESTMENT COMPANIES
                         MANAGED BY PORTFOLIO MANAGER
                           (excluding the Portfolio)

                                                          Total Assets
                                  Total      Number of   of Registered
                     Total      Assets of    Registered    Investment
                   Number of   Registered    Investment    Companies
                   Registered  Investment    Companies    Managed with
                   Investment   Companies   Managed with  Performance-
                   Companies     Managed    Performance- based Fees (in
Portfolio Manager   Managed   (in millions)  based Fees    millions)
-----------------  ---------- ------------- ------------ --------------
Daniel T. Grasman*    None        None          None          None

Mark A. Hamilton                                        14  $12,398 None None
Joshua B. Lisser                                        43  $45,976 None None
Seth J. Masters                                         43  $45,976 None None
Christopher H. Nikolich                                 43  $45,976 None None

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Fund's fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

- Emerging Markets Portfolio

                        REGISTERED INVESTMENT COMPANIES
                         MANAGED BY PORTFOLIO MANAGER
                           (excluding the Portfolio)

                                                               Total Assets
                                       Total      Number of   of Registered
                          Total      Assets of    Registered    Investment
                        Number of   Registered    Investment    Companies
                        Registered  Investment    Companies    Managed with
                        Investment   Companies   Managed with  Performance-
                        Companies     Managed    Performance- based Fees (in
Portfolio Manager        Managed   (in millions)  based Fees    millions)
-----------------       ---------- ------------- ------------ --------------
Daniel T. Grasman*         None          None        None          None
Mark A. Hamilton             14       $18,663        None          None
Joshua B. Lisser             43       $52,241        None          None
Seth J. Masters              43       $52,241        None          None
Christopher H. Nikolich      43       $52,241        None          None

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Fund's fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

   .   International Portfolio

   .   Tax-Managed International Portfolio

   .   Emerging Markets Portfolio

          OTHER POOLED INVESTMENT VEHICLES (excluding the Portfolios)

                                                               Total Assets
                                       Total      Number of     of Pooled
                          Total      Assets of      Pooled      Investment
                        Number of     Pooled      Investment     Vehicles
                          Pooled    Investment     Vehicles    Managed with
                        Investment   Vehicles    Managed with  Performance-
                         Vehicles     Managed    Performance- based Fees (in
Portfolio Manager        Managed   (in millions)  based Fees    millions)
-----------------       ---------- ------------- ------------ --------------
Daniel T. Grasman*         None          None        None          None
Mark A. Hamilton              5       $ 7,496        None          None
Joshua B. Lisser             33       $20,178           1         $ 886
Seth J. Masters              33       $20,178           1         $ 886
Christopher H. Nikolich      33       $20,178           1         $ 886

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Fund's fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

..     International Portfolio

..     Tax-Managed International Portfolio

..     Emerging Markets Portfolio

                             OTHER ACCOUNTS
                   -----------------------------------
                                                            Total Assets
                                     Total      Number of     of Other
                         Total     Assets of      Other       Accounts
                         Number      Other       Accounts       with
                        of Other   Accounts    Managed with Performance-
                        Accounts    Managed    Performance-  based Fees
Portfolio Manager       Managed  (in millions)  based Fees  (in millions)
-----------------       -------- ------------- ------------ -------------
Daniel T. Grasman*        None         None        None           None
Mark A. Hamilton           223      $54,120          44        $10,861
Joshua Lisser              389      $94,845          57        $14,615
Seth J. Masters            389      $94,845          57        $14,615
Christopher H. Nikolich    389      $94,845          57        $14,615

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Funds fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

Sanford C. Bernstein Fund, Inc.

   .   Short Duration New York Municipal Portfolio

   .   Short Duration California Municipal Portfolio

   .   Short Duration Diversified Municipal Portfolio

   .   New York Municipal Portfolio

   .   California Municipal Portfolio

   .   Diversified Municipal Portfolio

   The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The four investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Fund Management" in the Fund's Prospectus.

   Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2007.

Short Duration New
York Municipal
Portfolio          DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
R. B. Davidson III $10,001-$50,000
New York Municipal
Portfolio          DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
R. B. Davidson III Over $1,000,000
Michael Brooks     Over $1,000,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2007.

..   Short Duration New York Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    Total Assets of
                                                  Number of         Registered
                                  Total Assets of Registered        Investment
                    Total Number  Registered      Investment        Companies
                    of Registered Investment      Companies         Managed with
                    Investment    Companies       Managed with      Performance-
                    Companies     Managed (in     Performance-based based Fees (in
Portfolio Manager   Managed       millions)       Fees              millions)
-----------------   ------------- --------------- ----------------- ---------------

Michael Brooks           28           $14,544             1               $58

Fred S. Cohen            28           $14,544             1               $58

R. B. Davidson III       28           $14,544             1               $58

Terrance T. Hults        28           $14,544             1               $58

..   Short Duration California Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    Total Assets of
                                                  Number of         Registered
                                  Total Assets of Registered        Investment
                    Total Number  Registered      Investment        Companies
                    of Registered Investment      Companies         Managed with
                    Investment    Companies       Managed with      Performance-
                    Companies     Managed (in     Performance-based based Fees (in
Portfolio Manager   Managed       millions)       Fees              millions)
-----------------   ------------- --------------- ----------------- ---------------

Michael Brooks           28           $14,575             1               $58

Fred S. Cohen            28           $14,575             1               $58

R. B. Davidson III       28           $14,575             1               $58

Terrance T. Hults        28           $14,575             1               $58

..   Short Duration Diversified Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    Total Assets of
                                                  Number of         Registered
                                  Total Assets of Registered        Investment
                    Total Number  Registered      Investment        Companies
                    of Registered Investment      Companies         Managed with
                    Investment    Companies       Managed with      Performance-
                    Companies     Managed (in     Performance-based based Fees (in
Portfolio Manager   Managed       millions)       Fees              millions)
-----------------   ------------- --------------- ----------------- ---------------

Michael Brooks           28           $14,404             1               $58

Fred S. Cohen            28           $14,404             1               $58

R. B. Davidson III       28           $14,404             1               $58

Terrance T. Hults        28           $14,404             1               $58

..   New York Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    Total Assets of
                                                  Number of         Registered
                                  Total Assets of Registered        Investment
                    Total Number  Registered      Investment        Companies
                    of Registered Investment      Companies         Managed with
                    Investment    Companies       Managed with      Performance-
                    Companies     Managed (in     Performance-based based Fees (in
Portfolio Manager   Managed       millions)       Fees              millions)
-----------------   ------------- --------------- ----------------- ---------------

Michael Brooks           28           $12,933             1               $58

Fred S. Cohen            28           $12,933             1               $58

R. B. Davidson III       28           $12,933             1               $58

Terrance T. Hults        28           $12,933             1               $58

..   California Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    Total Assets of
                                                  Number of         Registered
                                  Total Assets of Registered        Investment
                    Total Number  Registered      Investment        Companies
                    of Registered Investment      Companies         Managed with
                    Investment    Companies       Managed with      Performance-
                    Companies     Managed (in     Performance-based based Fees (in
Portfolio Manager   Managed       millions)       Fees              millions)
-----------------   ------------- --------------- ----------------- ---------------

Michael Brooks           28           $13,275             1               $58

Fred S. Cohen            28           $13,275             1               $58

R. B. Davidson III       28           $13,275             1               $58

Terrance T. Hults        28           $13,275             1               $58

..   Diversified Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    Total Assets of
                                                  Number of         Registered
                                  Total Assets of Registered        Investment
                    Total Number  Registered      Investment        Companies
                    of Registered Investment      Companies         Managed with
                    Investment    Companies       Managed with      Performance-
                    Companies     Managed (in     Performance-based based Fees (in
Portfolio Manager   Managed       millions)       Fees              millions)
-----------------   ------------- --------------- ----------------- ---------------

Michael Brooks           1            $4,651            None             None

Fred S. Cohen            28           $10,005            1               $58

R. B. Davidson III       28           $10,005            1               $58

Terrance T. Hults        28           $10,005            1               $58

..   Short Duration New York Municipal Portfolio

..   Short Duration California Municipal Portfolio

..   Short Duration Diversified Municipal Portfolio

..   New York Municipal Portfolio

..   California Municipal Portfolio

..   Diversified Municipal Portfolio

                       OTHER POOLED INVESTMENT VEHICLES

                                                              Total Assets of
                                                              Pooled
                    Total      Total Assets                   Investment
                    Number of  of Pooled    Number of Pooled  Vehicles
                    Pooled     Investment   Investment        Managed with
                    Investment Vehicles     Vehicles Managed  Performance-
                    Vehicles   Managed (in  with Performance- based Fees (in
Portfolio Manager   Managed    millions)    based Fees        millions)
-----------------   ---------- ------------ ----------------- ---------------

Michael Brooks         None        None           None             None

Fred S. Cohen          None        None           None             None

R. B. Davidson III     None        None           None             None

Terrance T. Hults      None        None           None             None

..   Short Duration New York Municipal Portfolio

..   Short Duration California Municipal Portfolio

..   Short Duration Diversified Municipal Portfolio

..   New York Municipal Portfolio

..   California Municipal Portfolio

..   Diversified Municipal Portfolio

                  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

                                                                Total Assets of
                    Total                                       Other Accounts
                    Number of Total Assets of Number of Other   with
                    Other     Other Accounts  Accounts Managed  Performance-
                    Accounts  Managed (in     with Performance- based Fees (in
Portfolio Manager   Managed   millions)       based Fees        millions)
-----------------   --------- --------------- ----------------- ---------------

Michael Brooks        1,525       $11,451             1               $10

Fred S. Cohen         1,525       $11,451             1               $10

R. B. Davidson III  1,525 $11,451 1   $10

Terrance T. Hults   1,525 $11,451 1   $10

Sanford C. Bernstein Fund, Inc.

..   - U.S. Government Short Duration Portfolio

..   - Short Duration Plus Portfolio

   The management of and investment decisions for the Portfolios' portfolios are made by the US Investment Grade: Structured Asset Investment Team. The four investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Shawn Keegan, Lipkee Lu, Jeffrey Phlegar and Raymond Wong. For additional information about the portfolio management of the Portfolios, see "Fund Management" in the Fund's Prospectus.

   The aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2007.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2007.

..   U.S. Government Short Duration Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                Total Assets of
                                                   Number of    Registered
                                   Total Assets of Registered   Investment
                     Total Number  Registered      Investment   Companies
                     of Registered Investment      Companies    Managed with
                     Investment    Companies       Managed with Performance-
                     Companies     Managed (in     Performance- based Fees (in
Portfolio Manager    Managed       millions)       based Fees   millions)
-----------------    ------------- --------------- ------------ ---------------

Shawn Keegan              8            $11,962         None          None

Lipkee Lu                 7            $4,716          None          None

Jeffrey Phlegar           29           $20,312          1            $27

Raymond Wong              7            $4,716          None          None

..   Short Duration Plus Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    Total Assets of
                                                  Number of         Registered
                                  Total Assets of Registered        Investment
                    Total Number  Registered      Investment        Companies
                    of Registered Investment      Companies         Managed with
                    Investment    Companies       Managed with      Performance-
                    Companies     Managed (in     Performance-based based Fees (in
Portfolio Manager   Managed       millions)       Fees              millions)
-----------------   ------------- --------------- ----------------- ---------------

Shawn Keegan             8            $11,962           None             None

Lipkee Lu                7            $4,456            None             None

Jeffrey Phlegar          29           $20,052            1               $27

Raymond Wong             7            $4,456            None             None

..   U.S. Government Short Duration Portfolio

..   Short Duration Plus Portfolio

                       OTHER POOLED INVESTMENT VEHICLES

                                                                 Total Assets of
                                                                 Pooled
                    Total      Total Assets of                   Investment
                    Number of  Pooled          Number of Pooled  Vehicles
                    Pooled     Investment      Investment        Managed with
                    Investment Vehicles        Vehicles Managed  Performance-
                    Vehicles   Managed (in     with Performance- based Fees (in
Portfolio Manager   Managed    millions)       based Fees        millions)
-----------------   ---------- --------------- ----------------- ---------------

Shawn Keegan            7           $264             None             None

Lipkee Lu               15         $6,238             2               $282

Jeffrey Phlegar         64         $28,585            4              $3,378

Raymond Wong            15         $6,238             2               $282

..   U.S. Government Short Duration Portfolio

..   Short Duration Plus Portfolio

                                OTHER ACCOUNTS

                                                                Total Assets of
                    Total                                       Other Accounts
                    Number of Total Assets of Number of Other   with
                    Other     Other Accounts  Accounts Managed  Performance-
                    Accounts  Managed (in     with Performance- based Fees (in
Portfolio Manager   Managed   millions)       based Fees        millions)
-----------------   --------- --------------- ----------------- ---------------

Shawn Keegan           253        $11,219            4               $538

Lipkee Lu              724        $5,131             4               $568

Jeffrey Phlegar       1,197       $91,630            19             $5,855

Raymond Wong           724        $5,131             4               $568

Sanford C. Bernstein Fund, Inc.

..   Intermediate Duration Portfolio

   The management of and investment decisions for the Portfolio's portfolio are made by the US Investment Grade: Core Fixed Income Investment Team. The six investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio are: Shawn Keegan, Joran Laird, Alison Martier, Douglas Peebles, Jeffrey Phlegar and Greg Wilensky. For additional information about the portfolio management of the Portfolios, see "Fund Management" in the Fund's Prospectus.

   The aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2007.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2007.

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                Total Assets of
                                                   Number of    Registered
                                   Total Assets of Registered   Investment
                     Total Number  Registered      Investment   Companies
                     of Registered Investment      Companies    Managed with
                     Investment    Companies       Managed with Performance-
                     Companies     Managed (in     Performance- based Fees (in
 Portfolio Manager   Managed       millions)       based Fees   millions)
 -----------------   ------------- --------------- ------------ ---------------

 Shawn Keegan             7            $6,897          None          None

 Joran Laird              7            $6,897          None          None

 Alison Martier           7            $6,897          None          None

 Douglas Peebles          32           $15,531          1            $27

 Jeffrey Phlegar          29           $15,329          1            $27

 Greg Wilensky            17           $11,816          1            $27

                       OTHER POOLED INVESTMENT VEHICLES

                                                             Total Assets of
                                                             Pooled
                Total      Total Assets of                   Investment
                Number of  Pooled          Number of Pooled  Vehicles
                Pooled     Investment      Investment        Managed with
                Investment Vehicles        Vehicles Managed  Performance-
Portfolio       Vehicles   Managed (in     with Performance- based Fees (in
Manager         Managed    millions)       based Fees        millions)
---------       ---------- --------------- ----------------- ---------------

Shawn Keegan        7           $264             None             None

Joran Laird         7           $264             None             None

Alison Martier      7           $264             None             None

Douglas Peebles     53         $29,313            2              $3,095

Jeffrey Phlegar     64         $28,585            4              $3,378

Greg Wilensky       31         $7,427             3               $530

                                OTHER ACCOUNTS

                Total                                       Total Assets of
                Number of Total Assets of Number of Other   Other Accounts
                Other     Other Accounts  Accounts Managed  with Performance-
Portfolio       Accounts  Managed (in     with Performance- based Fees (in
Manager         Managed   millions)       based Fees        millions)
---------       --------- --------------- ----------------- -----------------

Shawn Keegan       253        $11,219            4                $538

Joran Laird        248        $11,211            4                $538

Alison Martier     248        $11,211            4                $538

Douglas Peebles    510        $91,314            15              $5,287

Jeffrey Phlegar   1,197       $91,630            19              $5,855

Greg Wilensky      980        $16,783            10              $1,219

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities./3/

   (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

                                NET ASSET VALUE

   NAV is computed at the next close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with

/3/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

   (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments relate to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for each of the Portfolios. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Portfolios and the Emerging Markets Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

   Each Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

   Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Manager, particularly when a security is suitable for the imvestment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

   Allocations are made by the officers of the Fund or of the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

   Each Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund and Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

                                                   Aggregate Brokerage Brokerage Commissions
                                                       Commissions      Paid to Affiliated
                    Portfolio                             Paid                Brokers
                    ---------                      ------------------- ---------------------
U.S. Government Short Duration Portfolio..........
   Fiscal Year Ended September 30, 2005...........         $0                   $0
   Fiscal Year ended September 30, 2006...........         $0                   $0
   Fiscal Year Ended September 30, 2007...........         $0                   $0
Short Duration Plus Portfolio.....................
   Fiscal Year Ended September 30, 2005...........         $0                   $0
   Fiscal Year ended September 30, 2006...........         $0                   $0
   Fiscal Year Ended September 30, 2007...........         $0                   $0
Short Duration New York Municipal Portfolio.......
   Fiscal Year Ended September 30, 2005...........         $0                   $0
   Fiscal Year ended September 30, 2006...........         $0                   $0
   Fiscal Year Ended September 30, 2007...........         $0                   $0
Short Duration California Municipal Portfolio.....
   Fiscal Year Ended September 30, 2005...........         $0                   $0
   Fiscal Year ended September 30, 2006...........         $0                   $0
   Fiscal Year Ended September 30, 2007...........         $0                   $0
Short Duration Diversified Municipal Portfolio....
   Fiscal Year Ended September 30, 2005...........         $0                   $0
   Fiscal Year Ended September 30, 2006...........         $0                   $0
   Fiscal Year Ended September 30, 2007...........         $0                   $0

Intermediate Duration Portfolio...................
   Fiscal Year Ended September 30, 2005...........     $0         $0
   Fiscal Year Ended September 30, 2006...........     $0         $0
   Fiscal Year Ended September 30, 2007...........     $0         $0
New York Municipal Portfolio......................
   Fiscal Year Ended September 30, 2005...........     $0         $0
   Fiscal Year Ended September 30, 2006...........     $0         $0
   Fiscal Year Ended September 30, 2007...........     $0         $0
California Municipal Portfolio....................
   Fiscal Year Ended September 30, 2005...........     $0         $0
   Fiscal Year Ended September 30, 2006...........     $0         $0
   Fiscal Year Ended September 30, 2007...........     $0         $0
Diversified Municipal Portfolio...................
   Fiscal Year Ended September 30, 2005...........     $0         $0
   Fiscal Year Ended September 30, 2006...........     $0         $0
   Fiscal Year Ended September 30, 2007...........     $0         $0
Tax-Managed International Portfolio...............
   Fiscal Year Ended September 30, 2005........... $9,192,797  $311,067
   Fiscal Year Ended September 30, 2006........... $12,276,629 $69,890
   Fiscal Year Ended September 30, 2007........... $10,116,685 $158,225
International Portfolio...........................
   Fiscal Year Ended September 30, 2005........... $4,659,022  $47,763
   Fiscal Year Ended September 30, 2006........... $5,644,363  $11,945
   Fiscal Year Ended September 30, 2007........... $5,101,222   $4,908
Emerging Markets Portfolio........................
   Fiscal Year Ended September 30, 2005........... $4,058,986  $13,923
   Fiscal Year Ended September 30, 2006........... $5,797,526    $640
   Fiscal Year Ended September 30, 2007........... $5,995,552     $0

   The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC for the fiscal year ended September 30, 2007:

                                                                               % of Aggregate Dollar
                                                       % of Portfolio's       Amount of Transactions
                                                           Aggregate         Involving the Payment of
                                                     Brokerage Commissions     Commissions Effected
                    Portfolio                      Paid to Affiliated Broker Through Affiliated Broker
                    ---------                      ------------------------- -------------------------
U.S. Government Short Duration Portfolio..........             0%                        0%
Short Duration Plus Portfolio.....................             0%                        0%
Short Duration New York Municipal Portfolio.......             0%                        0%
Short Duration California Municipal Portfolio.....             0%                        0%
Short Duration Diversified Municipal Portfolio....             0%                        0%
Intermediate Duration Portfolio...................             0%                        0%

New York Municipal Portfolio...................... 0%  0%
California Municipal Portfolio.................... 0%  0%
Diversified Municipal Portfolio................... 0%  0%
Tax-Managed International Portfolio............... 0%  0%
International Portfolio........................... 0%  0%
Emerging Markets Portfolio........................ 0%  0%

   The following table relates to brokerage commissions paid by the Portfolios to Bernstein Limited for the fiscal year ended September 30, 2007:

                                                                               % of Aggregate Dollar
                                                       % of Portfolio's       Amount of Transactions
                                                           Aggregate         Involving the Payment of
                                                     Brokerage Commissions     Commissions Effected
                    Portfolio                      Paid to Affiliated Broker Through Affiliated Broker
                    ---------                      ------------------------- -------------------------
U.S. Government Short Duration Portfolio..........              0%                        0%
Short Duration Plus Portfolio.....................              0%                        0%
Short Duration New York Municipal Portfolio.......              0%                        0%
Short Duration California Municipal Portfolio.....              0%                        0%
Short Duration Diversified Municipal Portfolio....              0%                        0%
Intermediate Duration Portfolio...................              0%                        0%
New York Municipal Portfolio......................              0%                        0%
California Municipal Portfolio....................              0%                        0%
Diversified Municipal Portfolio...................              0%                        0%
Tax-Managed International Portfolio...............           1.56%                     1.08%
International Portfolio...........................           0.10%                     0.07%
Emerging Markets Portfolio........................              0%                        0%

Disclosure of Portfolio Holdings

   The Fund believes that the ideas of AllianceBernstein's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   AllianceBernstein has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   AllianceBernstein may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to AllianceBernstein's employees and affiliates that provide services to the Fund. In addition, AllianceBernstein may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios' by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. AllianceBernstein does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may AllianceBernstein or its affiliates receive any consideration or compensation for disclosing the information.

   AllianceBernstein has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only

AllianceBernstein's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in AllianceBernstein's product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of the Portfolios' shareholders. AllianceBernstein's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of AllianceBernstein or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. AllianceBernstein reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with AllianceBernstein's policy and any applicable confidentiality agreement. AllianceBernstein's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, AllianceBernstein will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Fund's regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

                       PURCHASE AND REDEMPTION OF SHARES

   Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Emerging Markets Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Emerging Markets Portfolio) and a portfolio transaction fee on cash redemptions of 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Fund portfolios).

   The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

   In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

   Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary.

   Risks Associated With Excessive or Short-Term Trading Generally. While the Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates it own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

   Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   . Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

   . Account Blocking Procedures. If the Fund or Bernstein LLC determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

   . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

   . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

   Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

CODE OF ETHICS AND PROXY VOTING PROCEDURES

   The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                                     TAXES

   The Fund intends each Portfolio to qualify as a "regulated investment company" under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things,
(i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and certain other related income (the "90% test"); and
(ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting securities and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements"). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and
(ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Portfolios and the Emerging Markets Portfolio is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

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   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Portfolios (as defined below) and properly designated as exempt-interest dividends will not be subject to regular federal income tax.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios (which generally will be exempt from federal income tax to the extent discussed below) and Fixed-Income Taxable Portfolios. However, dividends received from Non-U.S. Stock Portfolios may, to a certain extent, qualify for such rate.

   The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the California Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio provide income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt.

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   Accordingly, the Short Duration New York Municipal Portfolio, the New York
Municipal Portfolio, the Short Duration California Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the "Municipal Portfolios") will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

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   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Moreover, some or all of the exempt-interest dividends distributed by a Municipal Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements

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referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

   The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). A periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction. The tax treatment of many types of credit default swaps is uncertain.

   Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to

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such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

   Provided the International Portfolios and the Emerging Markets Portfolio qualify as a regulated investment company and more than 50% of the value of each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.
S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U. S. federal income tax deduction or as foreign tax credit against their U. S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

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   Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

   The International Portfolios and the Emerging Markets Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by a Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and
(4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain

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or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, the Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to

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regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio. For taxable years beginning before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by a Portfolio to a foreign shareholder and properly designated as such by the Portfolio would be eligible for an exemption from the 30% U.S. withholding tax. However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such "interest-related dividends" or as "short-term capital gain dividends," and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio's net short-term capital gains over net long-term capital losses. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

   A distribution from a Portfolio to foreign shareholders who have held more than 5% of the Portfolio at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution received by the Portfolio from a REIT. A distribution paid prior to 2008 attributable to a Portfolio's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

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          CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED
                PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

   State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund's September 30, 2007 audited financial statements included in its 2007 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

                             DESCRIPTION OF SHARES

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder's account is less than $1,000.

   Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Bernstein Class as of January 4, 2008.

                                                          No. of Shares % of
         Portfolio                Name and Address          of Class    Class
         ---------          ----------------------------- ------------- -----
 Bernstein Government Short Wells Fargo Bank Minnesota NA 1,082,695.770 15.97%
   Duration                 FBO Kennecott Technology
                            2201007600
                            P.O. Box 1533
                            Minneapolis, MN 55480-1533

 Bernstein Short Duration   Paula Turtletaub 2001           804,969.721 10.45%
   California Municipal     Revocable Trust (G)
                            Paula Turtletaub, Trustee
                            P.O. Box 1310
                            Carmichael, CA 95609-1310

                            Mossmer Family Trust DTD        602,876.798  7.82%
                            12/17/1974, Adam Mossmer &
                            Irmtrud Mossmer, Trustees
                            9720 Marky Way
                            La Mesa, CA 91941-5626

                                  APPENDIX A

Description of Corporate and Municipal Bond Ratings

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/4/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

/4/  Reprinted from Standard & Poor's Bond Guide

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

Fitch/5/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

/5/  As provided by Fitch Ratings, Inc.

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

Moody's/6/

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

/6/  Reprinted from Moody's Bond Record and Short Term Market Record

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

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/7/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

/7/  Reprinted from Standard & Poor's Bond Guide

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

Fitch/8/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/9/

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well-established access to a range of financial markets and assured sources of alternate liquidity.

/8/  As provided by Fitch Ratings, Inc.

/9/  Reprinted from Moody's Bond Record and Short Term Market Record

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

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/10/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

/10/ Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/11/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

/11/ As provided by Fitch Ratings, Inc.

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

                                  APPENDIX B

                                   [GRAPHIC]

                                  Firm Policy

                   Statement of Policies and Procedures for
                                 Proxy Voting

1. Introduction

   As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

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

   2.1.CORPORATE GOVERNANCE

       AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

   2.2.ELECTIONS OF DIRECTORS

       Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

   2.3.APPOINTMENT OF AUDITORS

       AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

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

   2.4.CHANGES IN LEGAL AND CAPITAL STRUCTURE

       Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

   2.5.CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS

       AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6.PROPOSALS AFFECTING SHAREHOLDER RIGHTS

       AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7.ANTI-TAKEOVER MEASURES

       AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8.EXECUTIVE COMPENSATION

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

   2.9.SOCIAL AND CORPORATE RESPONSIBILITY

       AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

   3.1.PROXY VOTING COMMITTEES

       Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

   3.2.CONFLICTS OF INTEREST

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
       (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
       (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and
       (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

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

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

   3.3.PROXIES OF CERTAIN NON-US ISSUERS

       Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

       In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

   3.4.LOANED SECURITIES

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

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

   3.5.PROXY VOTING RECORDS

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

[LOGO]

                    AllianceBernstein Intermediate New York Municipal Portfolio
                  AllianceBernstein Intermediate California Municipal Portfolio
                 AllianceBernstein Intermediate Diversified Municipal Portfolio

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

                      STATEMENT OF ADDITIONAL INFORMATION
                               February 1, 2008

   This Statement of Additional Information ("SAI") relates to (i) the AllianceBernstein Intermediate New York Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate New York Municipal Class B shares ("Class B Shares") and AllianceBernstein Intermediate New York Municipal Class C shares ("Class C Shares") of the AllianceBernstein Intermediate New York Municipal Portfolio (the "New York Municipal Portfolio"), (ii) the AllianceBernstein Intermediate California Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate California Municipal Class B shares ("Class B Shares") and AllianceBernstein Intermediate California Municipal Class C shares ("Class C Shares") of the AllianceBernstein Intermediate California Municipal Portfolio (the "California Municipal Portfolio") and
(iii) the AllianceBernstein Intermediate Diversified Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate Diversified Municipal Class B shares ("Class B Shares") and AllianceBernstein Intermediate Diversified Municipal Class C shares ("Class C Shares") of the AllianceBernstein Intermediate Diversified Municipal Portfolio (the "Diversified Municipal Portfolio" and together with the California Municipal Portfolio and the New York Municipal Portfolio, the "Portfolios") of the Sanford C. Bernstein Fund, Inc. (the "Fund").

   This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated February 1, 2008 for the Portfolios (the "Prospectus"). Copies of such Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above. Certain financial statements from the Fund's annual report dated September 30, 2007 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
FUND HISTORY                                                                 3
INVESTMENT STRATEGIES AND RELATED RISKS                                      3
INVESTMENT RESTRICTIONS                                                     24
INVESTMENTS                                                                 27
MANAGEMENT OF THE FUND                                                      53
EXPENSES OF THE FUND                                                        62
PURCHASE OF SHARES                                                          66
REDEMPTION AND REPURCHASE OF SHARES                                         87
SHAREHOLDER SERVICES                                                        89
NET ASSET VALUE                                                             92
DIVIDENDS, DISTRIBUTIONS AND TAXES                                          95
BROKERAGE AND PORTFOLIO TRANSACTIONS                                       103
GENERAL INFORMATION                                                        106
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
  FINANCIAL STATEMENTS                                                     111
APPENDIX A                                                                 113
APPENDIX B                                                                 120

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P. (P)

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.

   The New York Municipal Portfolio, doing business as AllianceBernstein Intermediate New York Municipal Portfolio, commenced offering the New York Municipal Class shares on January 9, 1989; the California Municipal Portfolio, doing business as the AllianceBernstein Intermediate California Municipal Portfolio, commenced offering the California Municipal Class shares on August 6, 1990; and the Diversified Municipal Portfolio, doing business as the AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. On February 1, 2002, the New York Municipal Portfolio, California Municipal Portfolio and the Diversified Municipal Portfolio commenced offering Class A, Class B and Class C Shares.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   The New York Municipal Portfolio and the California Municipal Portfolio are non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended ( "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

All Portfolios

   Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

   None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP 1 by Standard & Poor's, F 1 by Fitch or MIG 1 or VMIG 1 by Moody's; A 1 by Standard & Poor's, or P 1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A 2 or SP 2 by Standard & Poor's, less than F 2 by Fitch or less than P 2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP 1 or A 1 by Standard & Poor's, below F 1 by Fitch or below MIG 1, VMIG 1 or P 1 by Moody's. In addition, the secondary trading market for lower rated bonds may be less liquid than the market for higher grade bonds. Accordingly, lower rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, which govern all Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

   In addition to Municipal Securities, each Portfolio may invest in non municipal securities when, in the opinion of the Manager, the inclusion of the non municipal security will enhance the expected after tax return of the Portfolio in accordance with the Portfolio's objectives.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

Recent Market Events

   The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

   The Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Alternative Minimum Tax

   Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

New York Municipal Portfolio

   The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and New York State and local personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

   Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

   The New York Municipal Portfolio is not appropriate for tax exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

California Municipal Portfolio

   The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax ("California Municipal Securities"). For the purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a "regulated investment company" for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

   Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State

(The New York Municipal Portfolio and the California Municipal Portfolio)

   The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All Portfolios." See also Appendix A: "Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated on November 15, 2007 with respect to New York and an Official Statement dated November 19, 2007 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

   The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 8, 2007, and the Updates to the Annual Information Statement dated August 3 and November 15, 2007.

                            Debt Reform Act of 2000

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

   Debt outstanding and debt service costs for the 2007-08 fiscal year and the entire five-year forecast period through 2011-12 are projected by the DOB to be within the Debt Reform Act's statutory caps.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   The amount of general obligation bonds issued in the 2006-07 fiscal year (excluding refunding bonds) was $180 million, and as of March 31, 2007, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projects that about $358 million in general obligation bonds will be issued in 2007-08.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The Enacted Capital Plan projects that $4.9 billion of State PIT Revenue Bonds will be issued in 2007-08.

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New York Local Government Assistance Corporation

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2006, there were 19 Authorities that had aggregate outstanding debt of $129 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2007-08 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways,

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bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

                         Certificates of Participation

   The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State has not issued COPs since 2001 and expects that State PIT Revenue Bonds will be used to finance the acquisition of equipment under this program in 2007-08.

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Current Fiscal Year

   The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   As reported in the Second Quarterly Update, the DOB has projected that the General Fund will remain in balance in 2007-08, but has increased its estimate of the 2008-09 General Fund current services budget gap to $4.3 billion, up $1.2 billion from the initial projected gap. The higher budget gap reflects DOB's estimate of the impact of the current turbulence in the financial markets on receipts.

2006-07 Fiscal Year

   DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

   The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after an $87 million deposit at the close of 2006-2007), the Contingency Reserve Fund ("CRF") ($21 million), and the Community Projects Fund ("CPF") ($278 million). The closing balance also included $1.7 billion in general reserves.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion and transfers increased by $419 million, while miscellaneous receipts increased by $390 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts, including the securitization of tobacco proceeds.

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

   General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid and higher education programs.

2005-06 Fiscal Year

   DOB reported a 2005-2006 General Fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

   The General Fund ended the 2005-2006 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after a $72 million deposit at the close of 2005-2006), the Contingency Reserve Fund ("CRF") ($21 million), and the Community Projects Fund ("CPF") ($251 million). The closing balance also included $2.0 billion in a spending stabilization reserve.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 billion. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

   General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

2004-05 Fiscal Year

   DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

   The General Fund ended the 2004-05 fiscal year with a balance of $2.5 billion, which included dedicated balances of $872 million in the TSRF (after a $78 million deposit at the close of 2004-05), the CRF ($21 million), and the CPF ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the fiscal stability reserve fund.

   General Fund receipts, including transfers from other funds, totaled $43.9 billion in 2004-05, an increase of $939 million from 2003-04. Tax receipts, including the impact of the tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State's securitization of tobacco settlement payments in 2003-2004.

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

   General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits and debt service were the main sources of annual growth.

Economic Overview

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation.

   The City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

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   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. The New York economy has since improved, due mostly to the performance of the financial and housing, and professional and business services, sectors; in addition, New York has experienced a tourism boom.

   Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. In 2006, the State unemployment rate was 4.5 percent, compared to 4.6 percent for the nation as a whole. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2006, New York per capita personal income was $42,392, compared to $32,276 for the nation as a whole.

Recent Developments

   The national economic slowdown has had a significant impact on the New York State economy. The State's slowdown is expected to last at least through the end of 2008. But there is evidence that the impact of the current slowdown is being felt quite variably across the State's regions. Because of New York City's position as a financial market capital, the downstate economy stands to be disproportionately affected by falling financial sector profits or a prolonged period of credit market turmoil. The residential housing contraction has had a notable impact on Long Island and the Hudson Valley, while auto sector weakness has been felt largely in the western part of the State. In the meantime, New York City's commercial real estate sector still appears strong, and the large education and health sectors are expected to remain healthy. Finally, tourism is expected to be bolstered by the weak dollar, particularly in New York City and those areas bordering Canada. Total State employment growth of 0.7 percent is now projected for 2007, following growth of 0.8 percent in 2006. Private sector employment growth is now projected to slow to
0.8 percent in 2007, following growth of 1.1 percent in 2006.

   Based on the most recent New York State Department of Labor data, DOB now projects growth in State wages of 7.1 percent in 2007 and 4.0 percent in 2008.

                                 New York City

   The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City to market securities successfully in the public credit markets.

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   In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities

   Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2007-08 fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

   The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2007-08 fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2007-08 State Financial Plan. The State believes that the proposed 2007-08 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2007-08 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2007-08 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2007-08 State Financial Plan.

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CALIFORNIA

   The following is based on information obtained from a Preliminary Official Statement, dated November 19, 2007, relating to $104,820,000 State of California Veterans General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government. As of the enactment of the 2007 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $59.309 billion and $63.011 billion under the Appropriations Limit in fiscal years 2006-07 and 2007-08, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of
(a) in general, a fixed percentage of General Fund revenues (the "first test"),
(b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

                              State Indebtedness

   The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of October 1, 2007, the State had outstanding $50,774,342,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $68,011,016,000 of long-term general obligations bonds.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,232,320,000 billion of variable rate general obligation bonds, representing about 12.3% of the State's total outstanding general obligation bonds as of October 1, 2007.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $7,645,119,366 General Fund-supported lease-purchase debt outstanding as of October 1, 2007. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State issued $7.0 billion of RAWs in November 2007 in order to maintain adequate reserves to manage the State's cash flow requirements during fiscal year 2007-08.

The Budget Process

   The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

                          Current Fiscal Year Budget

   The 2007 Budget Act was adopted by the legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations).

   Under the 2007 Budget Act, General Fund revenues and transfers are projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve is projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

Fiscal Year 2006-07

   The 2006 Budget Act was adopted by the legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

   Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.7 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This includes more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

   Subsequently, the 2007-08 May Revision projected that the State would end fiscal year 2006-07 with a total reserve of $3.6 billion. The 2007 Budget Act projects that the State will have a total of $4.1 billion at June 30, 2007.

Fiscal Year 2005-06

   The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

   Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California's economy as reflected in several key indicators. The 2005 Budget Act contained General Fund

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appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated
June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

Economic Overview

   California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered, with 887,100 jobs gained between July 2003 and March 2007, compared with 362,000 jobs lost between January 2001 and July 2003.

   The State's July 1, 2006 population of about 37.4 million represented over 12 percent of the total United States population. In 2006, the unemployment rate in California was 4.9 percent, compared to 4.6 percent for the nation as a whole. The trade, transportation and utilities sector had the largest percentage of non-farm employment, with 19.1 percent, followed by the professional and business services sector, with 14.8 percent, and the state and local government sector, with 14.6 percent. Per capita personal income was $38,956 in 2006, compared to $32,276 for the nation as a whole.

Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may affect the State's expenditures and, in some cases, its revenues and cash flow.

Diversified Municipal Portfolio

   The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax exempt investors under normal market conditions.

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   None of the New York Municipal Portfolio, California Municipal Portfolio or the Diversified Municipal Portfolio will, except as otherwise provided herein:

    1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position;

    3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

    5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    6) Purchase oil, gas or other mineral interests;

    7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

    8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

    11)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

    12)Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

    13)Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

    14)Make investments for the purpose of exercising control or management;

    15)Invest in securities of other registered investment companies;

    16)Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

    17)Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

    1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

    2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

   With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

                                  INVESTMENTS

   Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations;
(iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and
(xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Municipal Securities.

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

Mortgage-Related Securities.

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

   In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities.

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass- through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Private Placements.

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Preferred Stock.

   The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Warrants.

   The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations.

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation ("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured bonds are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

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Convertible Securities.

   The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities.

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Futures Contracts and Options on Futures Contracts.

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

   Futures Contracts.

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   Interest Rate Futures.

   The purpose of the acquisition or sale of a futures contract, in the case of the Portfolios, which hold or intend to acquire fixed-income securities, is to attempt to protect the Portfolios from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolios might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolios. If interest rates did increase, the value of the debt securities in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   Options on Futures Contracts.

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

Options.

   The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolios.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   Options on Securities Indexes

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   Covered Straddles

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

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

   Special Risks Associated with Options

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "More Information About the Portfolios and Their Investments -- Illiquid Securities" in the Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   Closing Transactions

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Structured Instruments.

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Swaps, Caps and Floors.

   This disclosure supplements the information in the prospectus.

   Each Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Credit Default Swap Agreements.

   This disclosure supplements the information in the prospectus.

   A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

   A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in municipal securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Repurchase Agreements.

   This disclosure supplements the information in the prospectus.

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

   Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

Reverse Repurchase Agreements.

   The Portfolios may enter into reverse repurchase agreements with banks and broker dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Dollar Rolls.

   The Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the fee roll by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

Leverage Risk.

   Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When-Issued Securities and Forward Commitments

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

Special Risk Considerations for Lower-Rated Securities.

Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or

BB and lower ("lower-rated securities"), are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Future Developments.

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification.

In determining industry classifications for each Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

Directors and Officers and Principal Holders of Securities

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                    IN THE FUND
                                                                                    COMPLEX     OTHER
                                                                                    OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS,* AGE,        PRINCIPAL OCCUPATION(S)                                 BY THE      HELD BY THE
(YEAR ELECTED**)            DURING THE PAST FIVE YEARS                              DIRECTOR    DIRECTOR
--------------------        ------------------------------------------------------- ----------- -------------
INTERESTED DIRECTOR***

Marilyn G. Fedak            Executive Vice President of the Manager, with which she     12          None
1345 Avenue of the Americas has been associated since prior to 2003. She is Head of
New York, NY 10105          Bernstein Global Value Equities and Co-Chief Investment
61                          Officer of U.S. Large Cap Value Equities
(2007)

DISINTERESTED
  DIRECTORS
Chairman of the      Managing Partner, Botanica Capital  12  TIAA-CREF; North European Oil
Board Rosalie J.     Partners LLC, and a member of the       Royalty Trust
Wolf /#/             Investment Committee of the Board
66                   at the David and Lucile Packard
(2000)               Foundation. Formerly, she was a
                     Managing Director at Offit Hall
                     Capital Management LLC from
                     January 2001 through 2003. From
                     1994-2000 she was Treasurer and
                     Chief Investment Officer of The
                     Rockefeller Foundation. Earlier
                     she held financial executive
                     positions with International Paper
                     Company, Bankers Trust, and Mobil
                     Oil Corporation.
Irwin Engelman /# ^/ Business Consultant. Formerly,      12  WellGen Inc. (biotechnology);
73                   Executive Vice President and Chief      eMagin Corporation
(2000)               Financial Officer, YouthStream          (information technology); New
                     Media Networks; Vice Chairman and       Plan Excel Realty Trust
                     Chief Administrative Officer --
                     Revlon Inc., and Executive Vice
                     President and
                     Chief Financial Officer,
                     MacAndrews & Forbes Holdings, Inc.
                     since prior to 2003.
Bart Friedman /#+/   Senior Partner at Cahill Gordon &   12  The Brookings Institution;
63                   Reindel LLP (law firm) since prior      Lincoln Center for the
(2005)               to 2003.                                Performing Arts; The Mountain
                                                             School of Milton Academy;
                                                             Allied World Assurance
                                                             Holdings

William Kristol /#+/    Editor, The Weekly Standard since   12  Manhattan Institute; John M.
55                      prior to 2003; He is also an Op-Ed      Ashbrook Center for Public
(1994)                  Page Columnist, The New York Times.     Affairs at Ashland
                                                                University; The Salvatori
                                                                Center at Claremont McKenna
                                                                College; The Shalem
                                                                Foundation; Institute for the
                                                                Study of War
Donald K. Peterson /#+/ Formerly Chairman & Chief           12  Worcester Polytechnic
58                      Executive Officer, Avaya Inc.           Institute; Amos Tuck School
(2007)                  (communications) (January 2002 -        of Business Administration;
                        September 2006); President and          Teachers Insurance & Annuity
                        Chief Executive Officer, Avaya          Association of America;
                        Inc. (October 2000 - December           Committee for Economic
                        2001); Chief Financial Officer,         Development
                        Lucent Technologies (1996 -
                        February 2000); President,
                        Enterprise Systems Group (February
                        2000 - September 2000); Chief
                        Financial Officer, AT&T,
                        Communications Services Group
                        (1995 - 1996); President, Nortel
                        Communications Systems, Inc. (1994
                        - 1995). Prior thereto he was at
                        Nortel from 1976 - 1995.
Thomas B. Stiles II/#+/ President - Cedar Lawn Corporation  12  Cedar Lawn Corporation
67                      (cemetery). Formerly Managing
(2003)                  Director, Senior Portfolio Manager
                        and Director of Investment
                        Strategy of Smith Barney Asset
                        Management from 1997 until his
                        retirement in 1999. Prior thereto,
                        Chairman and Chief Executive
                        Officer of Greenwich Street
                        Advisors from 1988-1997 and
                        Executive President and Director
                        of E.F. Hutton Group from
                        1982-1987.

* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

*** Ms. Fedak is an "interested person," as defined in the 1940 Act, because of her affiliations with AllianceBernstein.

/#/    Member of the Fund's Audit Committee and Independent Directors Committee.

/^/    Member of the Fund's Fair Value Pricing Committee.

/+/    Member of the Fund's Nominating, Governance and Compensation Committee.

   The Fund's Board of Directors has four standing committees of the Board - an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Nominating, Governance and Compensation Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met once during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Company, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.........................................

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.................................................................

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.

   The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 4, 2008.............................

Share Ownership and Compensation...............................................

                                                                                 Aggregate Dollar
                                                                                  Range of Equity
                                                                                 Securities in All
                                                                                    Registered
                                                                                    Investment
                                                                                     Companies
                                                                                    Overseen by
                                                                                    Director in
                                                                                 AllianceBernstein
                              Dollar Range of Equity Securities in the             Fund Complex
                     ----------------------------------------------------------- -----------------
                          New York           California          Diversified
Name                 Municipal Portfolio Municipal Portfolio Municipal Portfolio
----                 ------------------- ------------------- -------------------
Interested Director:
Marilyn G. Fedak....         $      0            $0                  $0            Over $100,000
Disinterested.......
Directors:..........
Irwin Engelman......    Over $100,000            $0                  $0            Over $100,000
Bart Friedman.......         $      0            $0                  $0            Over $100,000
William Kristol.....         $      0            $0                  $0            Over $100,000..

Donald K. Peterson...................... $              0 $0. $0. Over $100,000
Thomas B. Stiles II.....................                            Over
                                         $              0 $0. $0.      $100,000
Rosalie J. Wolf.........................                            Over
                                         $50,001-$100,000 $0. $0.      $100,000

As of January 4, 2008, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the calendar year ended December 31, 2007 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                  Total Number
                                                    Total Number  of Investment
                                                    of Investment  Portfolios
                                                    Companies in   within the
                                                    the Alliance    Alliance
                                          Total     Fund Complex, Fund Complex
                                      Compensation  Including the Including the
                                        from the     Fund, as to   Fund, as to
                          Aggregate   Alliance Fund   which the     which the
                         Compensation   Complex,    Director is a  Director is
                           from the   Including the  Director or  a Director or
Name of Director             Fund         Fund         Trustee       Trustee
----------------         ------------ ------------- ------------- -------------
Marilyn G. Fedak........   $      0..   $      0...       1......      12......
Irwin Engelman..........   $132,500..   $132,500...       1......      12......
Bart Friedman...........   $112,500..   $112,500...       1......      12......
William Kristol.........   $111,250..   $111,250...       1......      12......
Donald K. Peterson*.....   $ 26,250..   $ 26,250...       1......      12......
Thomas B. Stiles II.....   $127,500..   $127,500...       1......      12......
Rosalie J. Wolf.........   $152,500..   $152,500...       1......      12......

* Mr. Peterson was elected as a Director of the Fund on July 26, 2007.

As of January 4, 2008, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

Officer Information

   Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*     POSITION(S) HELD               PRINCIPAL OCCUPATION DURING
AND AGE                WITH FUND                      LAST 5 YEARS
------------------     ------------------------------ ------------------------------------------------------------------

Marilyn G. Fedak, 61   President                      See biography above.

Philip L. Kirstein, 62 Senior Vice President and      Senior Vice President and Independent Compliance Officer of the
                       Independent Compliance Officer AllianceBernstein Funds with which he has been associated since
                                                      October 2004. Prior thereto, he was Of Counsel to Kirkpatrick &
                                                      Lockhart, LLP (law firm) from October 2003 to October 2004, and
                                                      General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2003 until March 2003.

Emilie Wrapp, 52       Secretary                      Senior Vice President, Assistant General Counsel and Assistant
                                                      Secretary of AllianceBernstein Investments, Inc. ("ABI"),** with which she has been associated since prior to 2003.

Joseph J. Mantineo, 48 Treasurer and Chief Financial  Senior Vice President of ABIS**, with which he has been associated
                       Officer                        since prior to 2003.

--------
* The address for each of the Fund's officers is AllianceBernstein, L.P., 1345 Avenue of the Americas, New York, NY 10105.

** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware limited partnership with offices at 1345 Avenue of the Americas, New York, New York 10105.

   AllianceBernstein is a leading global investment management firm supervising client accounts with assets as of September 30, 2007 totaling approximately $813.0 billion. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, AllianceBernstein is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   AllianceBernstein is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2007, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.3% of the issued and outstanding units of limited partnership interest in AllianceBernstein ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticket symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both Alliance and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

   As of September 30, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.8% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in AllianceBernstein and Holding, represent an economic interest of approximately 63.2% in AllianceBernstein. As of September 30, 2007, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Management Agreement; AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid is computed daily and paid monthly at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion; an annual rate of 0.45% of that Portfolio's average daily net assets in excess of $1 billion up to, but not exceeding $3 billion; an annual rate of 0.40% of that

Portfolio's average daily net assets in excess of $3 billion up to, but not exceeding $5 billion; and at an annual rate of 0.35% of each such Portfolio's average daily net assets in excess of $5 billion. The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2005, September 30, 2006 and September 30, 2007:

                                      Management Fee for the Fiscal Years Ended
                                                 September 30,
                                      -----------------------------------------
Portfolio                                2005          2006          2007
---------                              -----------   -----------   -----------
New York Municipal Portfolio......... $ 6,528,882   $ 7,130,072   $ 8,080,247
California Municipal Portfolio....... $ 5,009,406   $ 5,674,712   $ 6,570,068
Diversified Municipal Portfolio...... $14,019,811   $15,952,051   $19,145,421

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders;
(x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios;
(xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 25, 2007.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China 97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc. and Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2007, AllianceBernstein employees had approximately $584,816,453 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The four investment professionals/1/ with the most
--------
1 Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

   significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R. B. Davidson III and Terrance
T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

   Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2007.

New York Municipal
Portfolio          DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
------------------ --------------------------------------------------
R. B. Davidson III                  Over $1,000,000
Michael Brooks                      Over $1,000,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2007.

..   New York Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                               Total Assets of
                                                                 Number of       Registered
                                             Total Assets of    Registered       Investment
                               Total Number    Registered       Investment        Companies
                               of Registered   Investment        Companies      Managed with
                                Investment      Companies      Managed with     Performance-
Portfolio                        Companies     Managed (in   Performance-based based Fees (in
Manager                           Managed       millions)          Fees           millions)
---------                      ------------- --------------- ----------------- ---------------
Michael Brooks................      28           $12,933             1               $58
Fred S. Cohen.................      28           $12,933             1               $58
R. B. Davidson III............      28           $12,933             1               $58
Terrance T. Hults.............      28           $12,933             1               $58

..   California Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                  Total Assets
                                            Total     Number of   of Registered
                                          Assets of   Registered   Investment
                                          Registered  Investment    Companies
                            Total Number  Investment  Companies      Managed
                            of Registered Companies    Managed        with
                             Investment    Managed       with     Performance-
Portfolio                     Companies      (in     Performance-  based Fees
Manager                        Managed    millions)   based Fees  (in millions)
---------                   ------------- ---------- ------------ -------------
Michael Brooks.............      28        $13,275        1            $58
Fred S. Cohen..............      28        $13,275        1            $58
R. B. Davidson III.........      28        $13,275        1            $58
Terrance T. Hults..........      28        $13,275        1            $58

..   Diversified Municipal Portfolio

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                  Total Assets
                                            Total     Number of   of Registered
                                          Assets of   Registered   Investment
                                 Total    Registered  Investment    Companies
                               Number of  Investment  Companies      Managed
                               Registered Companies    Managed        with
                               Investment  Managed       with     Performance-
                               Companies     (in     Performance-  based Fees
Portfolio Manager               Managed   millions)   based Fees  (in millions)
-----------------              ---------- ---------- ------------ -------------
Michael Brooks................     28      $10,005        1            $58
Fred S. Cohen.................     28      $10,005        1            $58
R. B. Davidson III............     28      $10,005        1            $58
Terrance T. Hults.............     28      $10,005        1            $58

..   New York Municipal Portfolio
..   California Municipal Portfolio
..   Diversified Municipal Portfolio

                       OTHER POOLED INVESTMENT VEHICLES

                                                                 Total Assets
                                           Total     Number of     of Pooled
                                         Assets of     Pooled     Investment
                                           Pooled    Investment    Vehicles
                            Total Number Investment   Vehicles      Managed
                             of Pooled    Vehicles    Managed        with
                             Investment   Managed       with     Performance-
                              Vehicles      (in     Performance-  based Fees
Portfolio Manager             Managed    millions)   based Fees  (in millions)
-----------------           ------------ ---------- ------------ -------------
Michael Brooks.............     None        None        None         None
Fred S. Cohen..............     None        None        None         None
R. B. Davidson III.........     None        None        None         None
Terrance T. Hult 3/4s......     None        None        None         None

..   New York Municipal Portfolio
..   California Municipal Portfolio
..   Diversified Municipal Portfolio

                  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

                                                      Number of   Total Assets
                                                        Other       of Other
                                       Total Assets    Accounts     Accounts
                          Total Number   of Other      Managed        with
                            of Other     Accounts        with     Performance-
                            Accounts      Managed    Performance-  based Fees
Portfolio Manager           Managed    (in millions)  based Fees  (in millions)
-----------------         ------------ ------------- ------------ -------------
Michael Brooks...........    1,525        $11,451         1            $10
Fred S. Cohen............    1,525        $11,451         1            $10
R. B. Davidson III.......    1,525        $11,451         1            $10
Terrance T. Hults........    1,525        $11,451         1            $10

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities./2/

   (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

                             EXPENSES OF THE FUND

Distribution Services Agreement

   The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").
--------
2 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

   During the fiscal year ended September 30, 2007, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $91,692, $67,271 and $123,120, respectively, which constituted approximately 0.30%, 0.30% and 0.30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $2,342,459. Of the $2,624,532 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $5,787 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $1,597,108 for compensation to broker-dealers and other financial intermediaries (including, $1,032,637 to the Fund's Principal Underwriter), $17,741 for compensation to sales personnel and $1,003,896 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

   During the fiscal year ended September 30, 2007, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $265,567, $131,114 and $304,323, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of the aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the $701,004 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $261 was spent on advertising, $66 on the printing and mailing of prospectuses for persons other than current shareholders, $241,145 for compensation to broker-dealers and other financial intermediaries (including $55,800 to the Fund's Principal Underwriter), $1,142 for compensation to sales personnel, $56,074 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $35,003 was spent on interest on Class B shares financing, and $367,313 was used to offset the distribution service fees paid in prior years.

   During the fiscal year ended September 30, 2007, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $191,868, $188,458 and $404,772, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $420,554. Of the $1,205,652 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $1,242 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $1,018,707 for compensation to broker-dealers and other financial intermediaries (including $188,080 to the Fund's Principal Underwriter), $3,444 for compensation to sales personnel, $182,127 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $132 was spent on interest on Class C shares financing.

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

   With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

   Unreimbursed distribution expenses incurred as of September 30, 2007, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class' net assets)

                                                  Class B          Class C
                                              --------------- -----------------
New York Municipal                            $909,053(4.26%) $1,103,123(6.38%)
California Municipal                          $537,227(5.22%)   $824,402(4.79%)
Diversified Municipal                         $661,901(2.79%) $1,519,401(4.24%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority (FINRA) which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 25, 2007.

   In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

   ABIS, an indirect wholly owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2007, ABIS was entitled to receive $63,260 under the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Fund shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or

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

   retirement plan accounts are made by the Fund, they are included in the Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein of ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures

   The Fund, the Manager and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios' Prospectus(es) under the heading "Investing in the Funds."

General

   Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through
(i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),
(ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

   Investors may purchase shares of the Portfolios either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Portfolios' shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

   The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally

   While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engages in excessive or short-term trading. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a fund's performance.

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

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other fund shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-Term Trading

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   . Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified

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

      from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

   . Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

   . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

   . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares,

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

      which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI and ABIS will be able to identify these shareholders or curtail their trading practices. In particular, the AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

   The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not

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   receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

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Alternative Retail Purchase Arrangements.

   Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements--Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

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   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

   For the Fund's fiscal year ended September 30, 2007, the fiscal year ended September 30, 2006 and the fiscal year ended September 30, 2005, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $22,444, $40,294 and $106,582, respectively; the California Municipal Portfolio was $1,956, $18,028 and $111,721, respectively; and the Diversified Municipal Portfolio was $37,152, $47,558 and $153,948, respectively; of that amount, ABI received $1,023, $3,868 and $4,844, respectively, for the New York Municipal Portfolio, $117, $1,609 and $4,227, respectively, for the California Municipal Portfolio, and $2,390, $1,888 and $8,599, respectively, for the Diversified Municipal Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal years ended 2007, 2006 and 2005, ABI received in contingent deferred sales charges with respect to Class A redemptions $0, $2,684 and $3,556, respectively, for the New York Municipal Portfolio, $0, $0 and $5,989, respectively, for the California Municipal Portfolio, and $1,069, $0 and $2,742, respectively, for the Diversified Municipal Portfolio. During the fiscal years ended 2007, 2006 and 2005, ABI received in contingent deferred sales charges with respect to Class B redemptions $10,667, $44,523 and $78,738, respectively, for the New York Municipal Portfolio, $2,330, $14,207 and $58,364, respectively, for the California Municipal Portfolio, and $8,806, $54,816 and $183,806, respectively, for the Diversified Municipal Portfolio. During the fiscal years ended 2007, 2006 and 2005, ABI received in contingent deferred sales charges with respect to Class C redemptions $962, $4,782 and $8,284, respectively, for the New York Municipal Portfolio, $208, $857 and $3,988, respectively, for the California Municipal Portfolio, and $2,022, $6,410 and $8,507, respectively, for the Diversified Municipal Portfolio.

Class A Shares

   The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                 Sales Charge

                                            As % of the Discount or Commission
                                As % of Net   Public    to Dealers or Agents of
                                  Amount     Offering     up to % of Offering
Amount of Purchase               Invested      Price             Price
------------------              ----------- ----------- -----------------------
Up to $100,000.................    4.44%       4.25%             4.00%
$100,000 up to $250,000........    3.36%       3.25%             3.00%
$250,000 up to $500,000........    2.30%       2.25%             2.00%
$500,000 up to $1,000,000*.....    1.78%       1.75%             1.50%
--------
* There is no initial sales charge on transactions of $1,000,000 or more.

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   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature." Each Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

   Class A Shares--Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

    (i)investment management clients of the Manager or its affiliates, including clients and prospective clients of the Adviser's
       AllianceBernstein Institutional Investment Management division;

   (ii)present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

  (iii)officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person;

   (iv)persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

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    (v)certain retirement plan accounts as described under "Alternative
       Purchase Arrangements--Group Retirement Plans."

Class B Shares

   Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

   Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held

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for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                     Contingent Deferred Sales Charge
                                     for the Fund as a % of Dollar
           Years Since Purchase      Amount Subject to Charge
           --------------------      --------------------------------
           First....................               3.00%
           Second...................               2.00%
           Third....................               1.00%
           Fourth and thereafter....               None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

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

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative,
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio, or in the case of a group retirement plan, a single account by each plan and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Alternative Purchase Arrangements - Group Retirement Plans

   The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

   Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a

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SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 plan.

   Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

   Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

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

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." The term "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.

..   AllianceBernstein 2000 Retirement Strategy

..   AllianceBernstein 2005 Retirement Strategy

..   AllianceBernstein 2010 Retirement Strategy

..   AllianceBernstein 2015 Retirement Strategy

..   AllianceBernstein 2020 Retirement Strategy

..   AllianceBernstein 2025 Retirement Strategy

..   AllianceBernstein 2030 Retirement Strategy

..   AllianceBernstein 2035 Retirement Strategy

..   AllianceBernstein 2040 Retirement Strategy

..   AllianceBernstein 2045 Retirement Strategy

..   AllianceBernstein 2050 Retirement Strategy(P)

..   AllianceBernstein 2055 Retirement Strategy(P)

..   U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

..   AllianceBernstein Intermediate Bond Portfolio

AllianceBernstein Cap Fund, Inc.

..   AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc.
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc.
AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China 97 Fund, Inc.

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

AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein International Research Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.

..   California Portfolio

..   Insured California Portfolio

..   Insured National Portfolio

..   National Portfolio

..   New York Portfolio

AllianceBernstein Municipal Income Fund II

..   Arizona Portfolio

..   Florida Portfolio

..   Massachusetts Portfolio

..   Michigan Portfolio

..   Minnesota Portfolio

..   New Jersey Portfolio

..   Ohio Portfolio

..   Pennsylvania Portfolio

..   Virginia Portfolio

AllianceBernstein Trust

..   AllianceBernstein Global Value Fund

..   AllianceBernstein International Value Fund

..   AllianceBernstein Small/Mid Cap Value Fund

..   AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

..   AllianceBernstein Balanced Wealth Strategy

..   AllianceBernstein Growth Fund

..   AllianceBernstein Tax-Managed Balanced Wealth Strategy

..   AllianceBernstein Tax-Managed Wealth Appreciation Strategy

..   AllianceBernstein Tax-Managed Wealth Preservation Strategy

..   AllianceBernstein Wealth Appreciation Strategy

..   AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

..   AllianceBernstein Intermediate California Municipal Portfolio

..   AllianceBernstein Intermediate Diversified Municipal Portfolio

..   AllianceBernstein Intermediate New York Municipal Portfolio

..   AllianceBernstein International Portfolio

..   AllianceBernstein Short Duration Portfolio

..   AllianceBernstein Tax-Managed International Portfolio

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

   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements -- Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

    (i)the investor's current purchase;

   (ii)the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

  (iii)the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts under "Alternative Purchase Arrangements -- Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

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   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a CDSC, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

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   Dividend Direction Plan. A shareholder who already maintains an account in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

   General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

   Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

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   CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

   Payments to Financial Advisors and Their Firms

   Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

   .   upfront sales commissions

   .   Rule 12b-1 fees

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   .   additional distribution support

   .   defrayal of costs for educational seminars and training

   . payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.

   Other Payments for Distribution Services and Educational Support

   In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Operating Expenses" in the Prospectus.

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   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

   ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   A.G. Edwards
   AIG Advisor Group
   Ameriprise Financial Services
   AXA Advisors
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Charles Schwab
   Chase Investment Services
   Citicorp Investment Services
   Citigroup Global Markets
   Commonwealth Financial Network
   Donegal Securities
   Independent Financial Marketing Group
   ING Advisors Network
   LPL Financial Corporation
   McDonald Investments
   Merrill Lynch
   MetLife Securities
   Morgan Stanley
   Mutual Service Corporation
   National Financial
   PFS Investments
   Raymond James
   RBC Dain Rauscher
   Robert W. Baird
   Securities America
   Signator Investors
   UBS AG
   UBS Financial Services
   Wachovia Securities
   Wells Fargo Investments

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   Although the Fund may use brokers and dealers who sell shares of the
Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Funds." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

   Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

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   To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at
(800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the

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resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase

   The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

   The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of each Portfolio unless otherwise indicated.

Automatic Investment Program

   Investors may purchase shares of a Portfolio through an automatic investment program utilizing "electronic fund transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $200) are used to purchase

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shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege

   You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

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   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports

   Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and

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redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only

   Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

   When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

                                NET ASSET VALUE

   The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

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   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

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

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

   (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to

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dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

   The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

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

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements").

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

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   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the Portfolios (as defined below) and properly designated as exempt-interest dividends will not be subject to regular federal income tax.

   The New York Municipal Portfolio provides income which is (in large part) tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from municipal securities. For this purpose, gains of income on transactions in swap contracts, options, futures contracts and options on futures contracts as well as gains on the sale of municipal securities are not tax-exempt. Accordingly, the Portfolios will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of the Diversified Municipal Portfolio may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). A periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction. The tax treatment of many types of credit default swaps is uncertain.

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   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate

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alternative minimum taxes. In addition, the receipt of dividends and distributions from a Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear.

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The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios. The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the

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reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct

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of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio. For taxable years before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by a Portfolio to a foreign shareholder and properly designated as such by the Portfolio are eligible for an exemption from the 30% U.S. withholding tax. However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such "interest-related dividends" or as "short-term capital gain dividends," and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio's net short-term capital gains over net long-term capital losses. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

   A distribution from a Portfolio to foreign shareholders who have held more than 5% of the Portfolio at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution received by the Portfolio from a Real Estate Investment Trust ("REIT"). A distribution paid prior to 2008 attributable to a Portfolio's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

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                     BROKERAGE AND PORTFOLIO TRANSACTIONS

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and of placing of orders for portfolio securities for each of the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   Most transactions for the Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Manager maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

   The Portfolios have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolios to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Manager may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Manager. Such services may be used by the Manager for all of its investment advisory accounts and, accordingly, not all such services may be used by the Manager in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such information.

   The Portfolios may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Manager. In such instances the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

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   The Portfolios did not pay any brokerage commissions for the past three fiscal years.

Disclosure of Portfolio Holdings

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio

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shareholders. The Manager does not expect to disclose information about the
Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Manager's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Portfolios' shareholders. The Manager's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

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                              GENERAL INFORMATION

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001. Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

   As of January 4, 2008, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio or any class of the Portfolios:

                                      NO. OF SHARES % OF
NAME AND ADDRESS                      OF CLASS      CLASS
----------------                      ------------- -----
NEW YORK PORTFOLIO
CLASS A SHARES:
MLPF&S                                2,290,458.781  6.34%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Citigroup Global Markets              4,547,445.307 12.58%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

Pershing LLC                          3,273,302.603  9.06%
PO Box 2052
Jersey City, NJ 07303-2052

CLASS B SHARES:
Citigroup Global Markets                405,588.347  5.81%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

Pershing LLC                            991,563.021 14.21%
PO Box 2052
Jersey City, NJ 07303-2052

CLASS C SHARES:
MLPF&S                                1,303,673.908 27.10%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

                                       NO. OF SHARES % OF
NAME AND ADDRESS                       OF CLASS      CLASS
----------------                       ------------- -----
Citigroup Global Markets                 422,466.578  8.78%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

Morgan Stanley & Co.                     328,409.614  6.83%
Harborside Financial Center
Plaza II, 3/rd/ Floor
Jersey City, NJ 07311

CALIFORNIA PORTFOLIO
CLASS A SHARES:
MLPF&S                                 4,694,451.540  8.75%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Pershing LLC                           2,765,221.622  5.05%
PO Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                     2,910,178.069  5.31%
Special Custody Acct For The Exclusive
Benefit Of Customer
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Citigroup Global Markets               6,246,203.278 11.40%
House Account
ATTN: Cindy Tempesta
333 West 34th St., Floor 3
New York, NY 10001-2402

Morgan Stanley & Co.                   4,387,296.361  8.01%
Harborside Financial Center
Plaza II, 3/rd/ Floor
Jersey City, NJ 07311

                                      NO. OF SHARES % OF
NAME AND ADDRESS                      OF CLASS      CLASS
----------------                      ------------- -----
AG Edwards & Sons Inc.                2,867,328.968  5.23%
Omnibus Account
One North Jefferson
St Louis, MO 63103-2287

CLASS B SHARES:
MLPF&S                                  240,773.949  6.70%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

CLASS C SHARES:
MLPF&S                                2,880,831.478 27.96%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Citigroup Global Markets                787,445.614  7.64%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

Pershing LLC                            565,965.471  5.49%
PO Box 2052
Jersey City, NJ 07303-2052

DIVERSIFIED PORTFOLIO
CLASS A SHARES:
MLPF&S                                  273,631.222 11.99%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

                                          NO. OF SHARES % OF
NAME AND ADDRESS                          OF CLASS      CLASS
----------------                          ------------- -----
Pershing LLC                               177,441.696   7.77%
PO Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                         115,515.919   5.06%
Special Custody Acct For The Exclusive
Benefit Of Customer
10750 Wheat First Drive
Glen Allen, VA 23060-9245

CLASS B SHARES:
First Clearing LLC                         225,969.325  14.76%
Special Custody Account for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S                                     259,746.608  16.96%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Pershing LLC                                96,054.662   6.27%
PO Box 2052
Jersey City, NJ 07303-2052

CLASS C SHARES:
First Clearing LLC                         140,754.511   5.78%
Special Custody Account for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

                                      NO. OF SHARES % OF
NAME AND ADDRESS                      OF CLASS      CLASS
----------------                      ------------- -----
MLPF&S                                1,152,851.457 47.31%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Citigroup Global Markets                282,139.390 11.58%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

         CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                         FIRM AND FINANCIAL STATEMENTS

Custodian

   State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2007 and was filed on December 12, 2007. It is available without charge upon request by calling ABIS at (800) 227-4618.

                                  APPENDIX A:

Description of Corporate and Municipal Bond Ratings

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's3

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.
--------
/3/  Reprinted from Standard & Poor's Bond Guide

Fitch/4/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.
--------
/4/  As provided by Fitch Ratings, Inc.

Moody's/5/

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
--------
/5/  Reprinted from Moody's Bond Record and Short Term Market Record

Description of Corporate and Municipal Commercial Paper Ratings

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/6/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/7/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.
--------
/6/  Reprinted from Standard & Poor's Bond Guide
/7/  As provided by Fitch Ratings, Inc.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/8/

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.
--------
/8/  Reprinted from Moody's Bond Record and Short Term Market Record

Description of Municipal Note Ratings

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/9/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/10/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.
--------
/9/  Reprinted from Standard & Poor's Bond Guide
/10 /As provided by Fitch Ratings, Inc.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

                                  APPENDIX B

                                   [GRAPHIC]

                                  Firm Policy

                   Statement of Policies and Procedures for
                                 Proxy Voting

1. Introduction

   As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

   2.1.Corporate Governance

       AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

   2.2.Elections of Directors

       Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

   2.3.Appointment of Auditors

       AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

   2.4.Changes in Legal and Capital Structure

       Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

   2.5.Corporate Restructurings, Mergers and Acquisitions

       AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6.Proposals Affecting Shareholder Rights

       AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7.Anti-Takeover Measures

       AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8.Executive Compensation

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

   2.9.Social and Corporate Responsibility

       AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

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3. Proxy Voting Procedures

   3.1.Proxy Voting Committees

       Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

   3.2.Conflicts of Interest

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
       (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
       (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested

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

       parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

   3.3.Proxies of Certain Non-US Issuers

       Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

       In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

   3.4.Loaned Securities

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall

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

       securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

   3.5.Proxy Voting Records

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

[AllianceBernstein Logo]

                          AllianceBernstein Tax-Managed International Portfolio
                                      AllianceBernstein International Portfolio

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

                      STATEMENT OF ADDITIONAL INFORMATION
                               February 1, 2008

   This Statement of Additional Information ("SAI") relates to (i) the AllianceBernstein Tax-Managed International Class A ("Class A") shares, AllianceBernstein Tax-Managed International Class B ("Class B") shares and AllianceBernstein Tax-Managed International Class C ("Class C") shares of the AllianceBernstein Tax-Managed International Portfolio (the "Tax-Managed International Portfolio") and (ii) the AllianceBernstein International Class A ("Class A") shares, AllianceBernstein International Class B ("Class B") shares and AllianceBernstein International Class ("Class C") shares of the AllianceBernstein International Portfolio (the "International Portfolio" and together with the Tax-Managed International Portfolio, the "Portfolios"). Each Portfolio is a series of the Sanford C. Bernstein Fund, Inc. (the "Fund").

   This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated February 1, 2008, for the Tax-Managed International Portfolio's Class A, Class B and Class C shares and the International Portfolio's Class A, Class B and Class C shares (the "Prospectus"). Certain financial statements from the Fund's annual report dated September 30, 2007 are incorporated by reference into this SAI. Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
FUND HISTORY                                                                 3
INVESTMENTS STRATEGIES AND RELATED RISKS                                     3
INVESTMENT RESTRICTIONS                                                      5
INVESTMENTS                                                                  7
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES                  24
MANAGER AND DISTRIBUTOR                                                     31
ADDITIONAL INFORMATION REGARDING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS     35
EXPENSES OF THE FUND                                                        41
PURCHASE OF SHARES                                                          45
REDEMPTION AND REPURCHASE OF SHARES                                         67
SHAREHOLDER SERVICES                                                        69
NET ASSET VALUE                                                             72
PORTFOLIO TRANSACTIONS AND BROKERAGE                                        75
DIVIDENDS, DISTRIBUTIONS AND TAXES                                          79
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
  FINANCIAL STATEMENTS                                                      88
GENERAL INFORMATION                                                         89
APPENDIX A                                                                  93
APPENDIX B                                                                 100

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company. Each Portfolio is diversified.

   The Tax-Managed International Portfolio, doing business as AllianceBernstein Tax-Managed International Portfolio, commenced offering the Tax-Managed International Class shares on June 22, 1992 and the International Portfolio, doing business as AllianceBernstein International Portfolio, commenced offering the International Class shares on April 30, 1999, pursuant to a separate Prospectus. On December 30, 2003, the Tax-Managed International Portfolio commenced offering Class A shares, Class B shares and Class C shares and the International Portfolio commenced offering Class A shares, Class B shares and Class C shares.

   To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value Portfolio" changed its name to "Tax-Managed International Portfolio," and the "International Value Portfolio II" changed its name to "International Portfolio."

                   INVESTMENTS STRATEGIES AND RELATED RISKS

   For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the Fund's Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

General Investment Policies

   The Tax-Managed International Portfolio and the International Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Portfolios will invest primarily in equity securities of established foreign companies in countries that comprise the Morgan Stanley(R) Capital International Europe, Australasia, Far East (MSCI EAFE) index. The Portfolios may also invest in equity securities of companies in less developed or emerging market countries.

   As used in this SAI, emerging-market countries are those countries that, in the opinion of AllianceBernstein L.P. ("AllianceBernstein" or the "Manager"), are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market."

   Under normal circumstances, each of the International Portfolios will invest in companies in at least three countries other than the United States. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolios may temporarily, for defensive purposes, invest part or all of their portfolios in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. The Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

   The Portfolios may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

   Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by Standard & Poor's Corporation ("S&P"), BBB, F-2 or higher by Fitch Ratings, Inc. ("Fitch") or Baa, P-2 or higher by Moody's Investors Service, Inc. ("Moody's"); or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Risks

   Market Risk.

   Since the Portfolios invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

   The securities markets in many emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices. Some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value ("NAV"). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

   Other Risks.

   Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

                            INVESTMENT RESTRICTIONS

   Each of the Portfolios is subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of one Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   Neither Portfolio may, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

    3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act");

    5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

    6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    7) Purchase oil, gas or other mineral interests;

    8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

    11)Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

    12)Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Portfolios has not and currently does not intend to:

    1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

    2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

    3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

    4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                                  INVESTMENTS

   The Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which the Portfolios emphasize each of the categories of investment described depends upon the investment objectives and restrictions of the Portfolios. Some information regarding some of these types of investments is provided below.

Equity Securities

   The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts
(GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the

ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the Portfolios, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of the Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Private Placements

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The Securities and Exchange Commission ("SEC") has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Preferred Stock

   The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Warrants

   The Portfolios may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Short Sales

   The Portfolios may participate in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

   A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Bank Obligations

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation ("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by S&P, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

   The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non- convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Futures Contracts and Options on Futures Contracts

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. The Portfolios may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

   The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Portfolios to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities, or for other purposes.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

   Futures Contracts

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   Options on Futures Contracts

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

Options

   The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   Options on Securities Indexes

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   Options on Currency

   In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter.

   Special Risks Associated with Options on Currency

   An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

   Covered Straddles

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   Special Risks Associated with Options in General

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Practices -- Illiquid Securities" in the Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   Closing Transactions

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Structured Instruments

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Synthetic Foreign Equity Securities.

   Each Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

   The Portfolios may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Interest Rate Transactions (Swaps, Caps and Floors)

   Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

   The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

   Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Currency Swaps

   The Portfolios may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios' obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Reverse Repurchase Agreements

   The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Forward Currency Exchange Contracts

   The Portfolios may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolios will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

   Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   Under certain circumstances, each of the Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

When-Issued Securities and Forward Commitments

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

Future Developments

   The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification

   In determining industry classifications for each of the Portfolios, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

Securities Ratings

   The ratings of fixed-income securities by nationally recognized statistical rating organizations including S&P, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                  THE FUND
                                                                   COMPLEX
NAME, ADDRESS,* AGE              PRINCIPAL OCCUPATION(S)         OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
(YEAR ELECTED**)                DURING THE PAST FIVE YEARS      THE DIRECTOR         THE DIRECTOR
-------------------         ----------------------------------- ------------- ---------------------------
INTERESTED DIRECTOR***

Marilyn G. Fedak            Executive Vice President of the          12                  None
1345 Avenue of the Americas Manager, with which she has been
New York, NY 10105          associated since prior to 2003. She
61                          is Head of Bernstein Global Value
(2007)                      Equities and Co-Chief Investment
                            Officer of U.S. Large Cap Value
                            Equities

DISINTERESTED DIRECTORS

Chairman of the Board   Managing Partner, Botanica Capital  12   TIAA-CREF; North European Oil
Rosalie J. Wolf #       Partners LLC, and a member of the        Royalty Trust
66                      Investment Committee of the Board
(2000)                  at the David and Lucile Packard
                        Foundation. Formerly, she was a
                        Managing Director at Offit Hall
                        Capital Management LLC from
                        January 2001 through 2003. From
                        1994-2000 she was Treasurer and
                        Chief Investment Officer of The
                        Rockefeller Foundation. Earlier she
                        held financial executive positions
                        with International Paper Company,
                        Bankers Trust, and Mobil Oil
                        Corporation.

Irwin Engelman #^       Business Consultant. Formerly,      12   WellGen Inc. (biotechnology);
73                      Executive Vice President and Chief       eMagin Corporation (information
(2000)                  Financial Officer, YouthStream           technology); New Plan Excel Realty
                        Media Networks; Vice Chairman            Trust
                        and Chief Administrative Officer,
                        Revlon Inc., and Executive Vice
                        President and Chief Financial
                        Officer, MacAndrews & Forbes
                        Holdings, Inc. since prior to 2003.

Bart Friedman #+      Senior Partner at Cahill Gordon &    12             The Brookings Institution; Lincoln
63                    Reindel LLP (law firm) since prior                  Center for the Performing Arts; The
(2005)                to 2003.                                            Mountain School of Milton
                                                                          Academy; Allied World Assurance
                                                                          Holdings

William Kristol #+    Editor, The Weekly Standard since    12             Manhattan Institute; John M.
55                    prior to 2003; He is also an Op-Ed                  Ashbrook Center for Public Affairs
(1994)                Page Columnist, The New York                        at Ashland University; The Salvatori
                      Times.                                              Center at Claremont McKenna
                                                                          College; The Shalem Foundation;
                                                                          Institute for the Study of War

Donald K. Peterson #+ Formerly Chairman & Chief            12             Worcester Polytechnic Institute;
58                    Executive Officer, Avaya Inc.                       Amos Tuck School of Business
(2007)                (communications) (January 2002 -                    Administration; Teachers Insurance
                      September 2006); President and                      & Annuity Association of America;
                      Chief Executive Officer, Avaya Inc.                 Committee for Economic
                      (October 2000 - December 2001);                     Development
                      Chief Financial Officer, Lucent
                      Technologies (1996 - February
                      2000); President, Enterprise Systems
                      Group (February 2000 - September
                      2000); Chief Financial Officer,
                      AT&T, Communications Services
                      Group (1995 - 1996); President,
                      Nortel Communications Systems,
                      Inc. (1994 - 1995). Prior thereto he
                      was at Nortel from 1976 - 1995.

   Thomas B. Stiles II #+ President - Cedar Lawn Corporation  12   Cedar Lawn
   67                     (cemetery). Formerly Managing            Corporation
   (2003)                 Director, Senior Portfolio Manager
                          and Director of Investment Strategy
                          of Smith Barney Asset Management
                          from 1997 until his retirement in
                          1999. Prior thereto, Chairman and
                          Chief Executive Officer of
                          Greenwich Street Advisors from
                          1988-1997 and Executive Vice
                          President and Director of E.F.
                          Hutton Group from 1982-1987.

* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund's Directors.

*** Ms. Fedak is an "interested person," as defined in the 1940 Act, because of her affiliations with AllianceBernstein.

/#/  Member of the Fund's Audit Committee and Independent Directors Committee.

/^/  Member of the Fund's Fair Value Pricing Committee.

/+/  Member of the Fund's Nominating, Governance and Compensation Committee.

   The Fund's Board of Directors has four standing committees of the Board - an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Nominating, Governance and Compensation Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met once during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Company, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.

   The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 4, 2008.

Share Ownership and Compensation

                                                                  Aggregate Dollar
                                                                   Range of Equity
                                                                  Securities in All
                                                                     Registered
                                                                     Investment
                         Dollar Range of Equity Securities in the     Companies
                         ---------------------------------------     Overseen by
                         AllianceBernstein Tax  AllianceBernstein    Director in
                         Managed International    International   AllianceBernstein
Name                           Portfolio            Portfolio       Fund Complex
----                     ---------------------  ----------------- -----------------
Interested Director:
Marilyn G. Fedak........      $              0    Over$100,000      Over$100,000
Disinterested Directors:
Irwin Engelman.......... Over $        100,000    Over$100,000      Over$100,000
Bart Friedman........... Over $        100,000        $      0      Over$100,000
William Kristol.........      $ 10,001-$50,000        $      0      Over$100,000
Donald K. Peterson......      $              0    Over$100,000      Over$100,000
Thomas B. Stiles II.....      $50,001-$100,000        $      0      Over$100,000
Rosalie J. Wolf.........      $50,001-$100,000        $      0      Over$100,000

   As of January 4, 2008, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the calendar year ended December 31, 2007 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                             Total Number
                                               Total Number  of Investment
                                               of Investment  Portfolios
                                               Companies in   within the
                                               the Alliance    Alliance
                                     Total     Fund Complex, Fund Complex
                                 Compensation  Including the Including the
                                   from the     Fund, as to   Fund, as to
                     Aggregate   Alliance Fund   which the     which the
                    Compensation   Complex,    Director is a  Director is
                      from the   Including the  Director or  a Director or
Name of Director        Fund         Fund         Trustee       Trustee
----------------    ------------ ------------- ------------- -------------
Marilyn G. Fedak...   $      0     $      0          1            12
Irwin Engelman.....   $132,500     $132,500          1            12
Bart Friedman......   $112,500     $112,500          1            12
William Kristol....   $111,250     $111,250          1            12
Donald K. Peterson*   $ 26,250     $ 26,250          1            12

Thomas B. Stiles II $127,500 $127,500 1   12
Rosalie J. Wolf.... $152,500 $152,500 1   12

* Mr. Peterson was elected as a Director of the Fund on July 26, 2007.

As of January 4, 2008, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

Officer Information

   Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*
AND AGE                           POSITION(S) HELD WITH FUND                 PRINCIPAL OCCUPATION DURING LAST 5 YEARS
------------------     ------------------------------------------------ ---------------------------------------------------

Marilyn G. Fedak, 61   President                                        See biography above.

Philip L. Kirstein, 62 Senior Vice President and Independent Compliance Senior Vice President and Independent Compliance
                       Officer                                          Officer of the AllianceBernstein Funds, with which
                                                                        he has been associated since October 2004. Prior
                                                                        thereto, he was Of Counsel to Kirkpatrick &
                                                                        Lockhart, LLP (law firm) from October 2003 to
                                                                        October 2004, and General Counsel of Merrill Lynch
                                                                        Investment Managers, L.P. since prior to 2003 until
                                                                        March 2003.

Emilie Wrapp, 52       Secretary                                        Senior Vice President, Assistant General Counsel
                                                                        and Assistant Secretary of AllianceBernstein
                                                                        Investments, Inc. ("ABI"),** with which she has
                                                                        been associated since prior to 2003.

Joseph J. Mantineo, 48 Treasurer and Chief Financial Officer            Senior Vice President of ABIS** with which he has
                                                                        been associated since prior to 2003.

--------
* The address for each of the Fund's officers is AllianceBernstein, L.P., 1345 Avenue of the Americas, New York, NY 10105.

** ABIS and ABI are affiliates of the Fund.

                            MANAGER AND DISTRIBUTOR

   Manager. The Fund's investment manager is AllianceBernstein, with offices at 1345 Avenue of the Americas, New York, New York 10105.

   AllianceBernstein is a leading global investment management firm supervising client accounts with assets as of September 30, 2007 totaling approximately $813.0 billion. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, AllianceBernstein is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by AllianceBernstein on October 2, 2000.

   AllianceBernstein is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2007, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.3% of the issued and outstanding units of limited partnership interest in AllianceBernstein ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticket symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both Alliance and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

   As of September 30, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.8% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in AllianceBernstein and Holding, represent an economic interest of approximately 63.2% in AllianceBernstein. As of September 30, 2007, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Management Agreement; AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid is computed daily and paid monthly at the rates set forth below:

Portfolio                           Annual Percentage of Average Daily Net Assets of Each Portfolio
---------                           -------------------------------------------------------------------------------------------
Tax-Managed International Portfolio 0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio             0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2005, September 30, 2006 and September 30, 2007:

                                           Management Fee for the Fiscal Years Ended
                                                      September 30,
                                           -----------------------------------------
  Portfolio                                   2005          2006          2007
  ---------                                 -----------   -----------   -----------
  Tax-Managed International Portfolio..... $48,104,766   $57,973,063   $69,524,096
  International Portfolio................. $23,369,761   $27,976,161   $34,425,664

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement and the Shareholder Servicing Agreement; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 25, 2007.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China 97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc. and Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc.,

AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

    ADDITIONAL INFORMATION REGARDING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

   As of September 30, 2007, AllianceBernstein employees had approximately $584,816,453 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios' portfolios are made by the Blend Investment Policy Team. The five investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Daniel T. Grasman/2/, Mark A. Hamilton, Joshua Lisser, Seth J. Masters and Christopher H. Nikolich. For additional information about the portfolio management of the Portfolios, see "Management of the Funds - Portfolio Managers" in the Fund's prospectus.

   Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2007.

                       DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
                       --------------------------------------------------
       Tax-Managed
         International
         Portfolio
       Seth Masters...                  Over $1,000,000

   The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2007.

/1/ Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

/2/ Effective February 1, 2008, Daniel T. Grasman replaced Thomas J. Fontaine as one of the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.

International Portfolio

         REGISTERED INVESTMENT COMPANIES MANAGED BY PORTFOLIO MANAGER

                                                                           Total Assets of
                                                             Number of       Registered
                                         Total Assets of    Registered       Investment
                           Total Number    Registered       Investment        Companies
                           of Registered   Investment        Companies      Managed with
                            Investment      Companies      Managed with     Performance-
                             Companies     Managed (in   Performance-based based Fees (in
Portfolio Manager             Managed       millions)          Fees           millions)
-----------------          ------------- --------------- ----------------- ---------------
Daniel T. Grasman*........     None             None           None             None
Mark A. Hamilton..........       14          $17,575           None             None
Joshua B. Lisser..........       43          $51,153           None             None
Seth J. Masters...........       43          $51,153           None             None
Christopher H. Nikolich...       43          $51,153           None             None

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Funds fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

Tax-Managed International Portfolio

         REGISTERED INVESTMENT COMPANIES MANAGED BY PORTFOLIO MANAGER

                                                                           Total Assets
                                                            Number of     of Registered
                                        Total Assets of    Registered       Investment
                          Total Number    Registered       Investment       Companies
                          of Registered   Investment        Companies      Managed with
                           Investment      Companies      Managed with     Performance-
                            Companies     Managed (in   Performance-based based Fees (in
Portfolio Manager            Managed       millions)          Fees          millions)
-----------------         ------------- --------------- ----------------- --------------
Daniel T. Grasman*.......     None             None           None             None
Mark A. Hamilton.........       14          $12,398           None             None
Joshua B. Lisser.........       43          $45,976           None             None
Seth J. Masters..........       43          $45,976           None             None
Christopher H. Nikolich..       43          $45,976           None             None

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Fund's fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

International Portfolio

Tax-Managed International Portfolio

          OTHER POOLED INVESTMENT VEHICLES (excluding the Portfolios)

                                                               Total Assets
                                         Total     Number of     of Pooled
                                       Assets of     Pooled     Investment
                              Total      Pooled    Investment    Vehicles
                            Number of  Investment   Vehicles      Managed
                              Pooled    Vehicles    Managed        with
                            Investment  Managed       with     Performance-
                             Vehicles     (in     Performance-  based Fees
Portfolio Manager            Managed   millions)   based Fees  (in millions)
-----------------           ---------- ---------- ------------ -------------
Daniel T. Grasman*.........    None        None       None          None
Mark A. Hamilton...........       5     $ 7,496       None          None
Joshua B. Lisser...........      33     $20,178          1         $ 886
Seth J. Masters............      33     $20,178          1         $ 886
Christopher H. Nikolich....      33     $20,178          1         $ 886

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Fund's fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.(P)

International Portfolio

Tax-Managed International Portfolio

                                OTHER ACCOUNTS

                                                                      Total Assets of
                              Total                   Number of Other Other Accounts
                            Number of Total Assets of    Accounts          with
                              Other   Other Accounts   Managed with    Performance-
                            Accounts    Managed (in    Performance-   based Fees (in
Portfolio Manager            Managed     millions)      based Fees       millions)
-----------------           --------- --------------- --------------- ---------------
Daniel T. Grasman*.........   None           None          None              None
Mark A. Hamilton...........    223        $54,120            44           $10,861
Joshua B. Lisser...........    389        $94,845            57           $14,615
Seth J. Masters............    389        $94,845            57           $14,615
Christopher H. Nikolich....    389        $94,845            57           $14,615

* Daniel T. Grasman joined the Blend Investment Policy Team after the end of the Fund's fiscal year and, therefore, this information does not reflect the assets of the Blend accounts he currently manages.

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities./3/

   (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

                             EXPENSES OF THE FUND

Distribution Services Agreement

   The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, located at 1345 Avenue of the Americas, New York, New York 10105, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A shares, Class B shares and Class C shares, in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

   During the fiscal year ended September 30, 2007, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class A shares, in amounts aggregating $14,596, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $487,404. Of the $502,000 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $946 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $287,953 for compensation to broker-dealers and other financial intermediaries (including, $206,474 to the Fund's Principal Underwriter), $9,703 for compensation to sales personnel, and $203,398 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

During the fiscal year ended September 30, 2007, the International Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class A shares, in amounts aggregating $122,777, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $554,887. Of the $677,664 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $1,189 was spent on advertising, $1,149 on the printing and mailing of prospectuses for persons other than current shareholders, $412,152 for compensation to broker-dealers and

/3/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

other financial intermediaries (including, $229,584 to the Fund's Principal Underwriter), $38,406 for compensation to sales personnel, and $224,768 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

   During the fiscal year ended September 30, 2007, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class B shares, in amounts aggregating $6,127, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $32,794. Of the $38,921 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $88 was spent on advertising, $135 on the printing and mailing of prospectuses for persons other than current shareholders, $24,290 for compensation to broker-dealers and other financial intermediaries (including, $13,865 to the Fund's Principal Underwriter), $436 for compensation to sales personnel, $13,733 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $239 was spent on interest on Class B shares financing.

   During the fiscal year ended September 30, 2007, the International Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class B shares, in amounts aggregating $55,622, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $34,270. Of the $89,892 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $131 was spent on advertising, $703 on the printing and mailing of prospectuses for persons other than current shareholders, $66,623 for compensation to broker-dealers and other financial intermediaries (including, $18,466 to the Fund's Principal Underwriter), $3,049 for compensation to sales personnel, $17,738 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $1,648 was spent on interest on Class B shares financing.

   During the fiscal year ended September 30, 2007, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class C shares, in amounts aggregating $36,867, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $381,995. Of the $418,862 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $1,145 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $254,077 for compensation to broker-dealers and other financial intermediaries (including, $164,657 to the Fund's Principal Underwriter), $5,555 for compensation to sales personnel, $157,851 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $234 was spent on interest on Class C shares financing.

   During the fiscal year ended September 30, 2007, the International Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class C shares, in amounts aggregating $227,505, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the

Manager made payments from its own resources as described above aggregating $426,238. Of the $653,744 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $1,045 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $456,814 for compensation to broker-dealers and other financial intermediaries (including, $170,374 to the Fund's Principal Underwriter), $28,774 for compensation to sales personnel, $165,090 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,021 was spent on interest on Class C shares financing.

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolios' shares.

   With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI's compensation with respect to Class B shares and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

   Unreimbursed distribution expenses incurred as of September 30, 2007, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

             Amount of Unreimbursed Distribution Expenses Carried
               Over (as a percentage of the Class's net assets)

                                 Class B           Class C
                             --------         ----------
Tax-Managed International... $203,843(31.51%) $  932,697(19.54%)
International............... $227,104(3.89%)  $1,032,530(3.52%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus
1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of the Portfolios provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 25, 2007.

   In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by any of the Portfolios to the Principal Underwriter with respect to that class, and (ii) neither Portfolio would be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

   ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH 10 W, 4/th/ Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2007, the Tax-Managed International Portfolio and the International Portfolio paid ABIS $3,219 and $33,671, respectively, pursuant to the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Fund shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures

   The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Funds."

General

   Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares") or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"). All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolios that are offered subject to a sales charge are offered through
(i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),
(ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

   Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements for classes of shares available through that financial intermediary and as to the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders.

   The Board of Directors of the AllianceBernstein Mutual Funds has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated With Excessive or Short-Term Trading Generally.

   While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a fund's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading.

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   . Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in fund shares. This surveillance process involves several factors, which include scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

   . Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

   . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

   . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI or ABIS will be able to identify these shareholders or curtail their trading practices. In particular, AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

   The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of shares of a Portfolio, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of the Portfolios is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolios invest might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of the Portfolios are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAV of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of the Portfolios to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable
Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolios, stock certificates representing shares of the Portfolios are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of each of the Portfolios represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and
(v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements.

   Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

   During the fiscal year ended September 30, 2007, September 30, 2006 and September 30, 2005, the aggregate amount of underwriting commission payable with respect to shares of the Tax-Managed International Portfolio was $34,751, $24,941 and 33,524, respectively, and with respect to the International Portfolio was $170,629, $156,152 and $39,309, respectively. Of those amounts, during the fiscal year ended September 30, 2007, September 30, 2006 and September 30, 2005, the Principal Underwriters received the amounts of $1,978, $1,838 and $1,599, respectively, for the Tax-Managed International Portfolio and $8,790, $11,728 and $2,741, respectively, for the International Portfolio, representing that portion of the sales charges paid on shares of the Portfolio sold during the periods that was not reallowed selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2007, September 30, 2006 and September 30, 2005, the Principal Underwriter received CDSCs with respect to Class A redemptions of $0, $0 and $0, respectively, for the Tax-Managed International Portfolio, and $314, $0 and $610, respectively, for the International Portfolio. During the fiscal year ended September 30, 2007, September 30, 2006 and September 30, 2005, the Principal Underwriter received CDSCs with respect to Class B redemptions of $1,832, $1,115 and $320, respectively, for the Tax-Managed International Portfolio, and $8,687, $5,647 and $880, respectively, for the International Portfolio. During the fiscal year ended September 30, 2007, September 30, 2006 and September 30, 2005, the Principal Underwriter received CDSCs with respect to Class C redemptions of $739, $427 and $40, respectively, for the Tax-Managed International Portfolio, and $4,004, $9,464 and $5,288, respectively, for the International Portfolio.

   The public offering price of Class A shares of the Portfolios is the NAV plus a sales charge, as set forth below.

                                    Sales Charge
                             --------------------------
                                             As % of the      Discount or
                                               Public    Commission to Dealers
                               As % of Net    Offering   or Agents of up to %
  Amount of Purchase         Amount Invested    Price      of Offering Price
  ------------------         --------------- ----------- ---------------------
  Up to $100,000............      4.44%         4.25%            4.00%
  $100,000 up to $250,000...      3.36%         3.25%            3.00%
  $250,000 up to $500,000...      2.30%         2.25%            2.00%
  $500,000 up to $1,000,000*      1.78%         1.75%            1.50%

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature." The Portfolios receive the entire NAV of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

   Class A Shares - Sales at NAV. The Portfolios may sell their Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

    (i)investment management clients of the Manager or its affiliates, including clients and prospective clients of the Adviser's
       AllianceBernstein Institutional Investment Management division;

   (ii)present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

  (iii)officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person;

   (iv)persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

    (v)certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares

   Investors may purchase Class B shares of a Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

   Investors may purchase Class C shares of a Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolios will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolios to sell their Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolios and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C share that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                      Contingent Deferred Sales
                                       Charge as a % of Dollar
                 Year Since Purchase  Amount Subject to Charge
                 -------------------  -------------------------
                 First...............           4.00%
                 Second..............           3.00%
                 Third...............           2.00%
                 Fourth..............           1.00%
                 Fifth and thereafter           None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolios in connection with the sale of their Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or
(vii) for permitted exchanges of shares.

Alternative Purchase Arrangements - Group Retirement Plans

   The Portfolios offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolios. In order to enable participants investing through group retirement plans to purchase shares of the Portfolios, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

   Class A Shares. Class A shares of the Portfolios are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

   Class B Shares. Class B shares of the Portfolios are generally not available for purchase by group retirement plans.

   Class C Shares. Class C shares of the Portfolios are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolios' share class eligibility criteria before determining whether to invest. For example, the Portfolios make their Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, Class B shares are generally not available to group retirement plans. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by: (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

   Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein 2000 Retirement Strategy

   .   AllianceBernstein 2005 Retirement Strategy

   .   AllianceBernstein 2010 Retirement Strategy

   .   AllianceBernstein 2015 Retirement Strategy

   .   AllianceBernstein 2020 Retirement Strategy

   .   AllianceBernstein 2025 Retirement Strategy

   .   AllianceBernstein 2030 Retirement Strategy

   .   AllianceBernstein 2035 Retirement Strategy

   .   AllianceBernstein 2040 Retirement Strategy

   .   AllianceBernstein 2045 Retirement Strategy

   .   AllianceBernstein 2050 Retirement Strategy

   .   AllianceBernstein 2055 Retirement Strategy

   .   U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

..   AllianceBernstein Intermediate Bond Portfolio

AllianceBernstein Cap Fund, Inc.

..   AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Diversified Yield Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Focused Growth & Income Fund, Inc.

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Health Care Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Technology Fund, Inc.

AllianceBernstein Greater China 97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein International Research Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

   .   California Portfolio

   .   Insured California Portfolio

   .   Insured National Portfolio

   .   National Portfolio

   .   New York Portfolio

AllianceBernstein Municipal Income Fund II

   .   Arizona Portfolio

   .   Florida Portfolio

   .   Massachusetts Portfolio

   .   Michigan Portfolio

   .   Minnesota Portfolio

   .   New Jersey Portfolio

   .   Ohio Portfolio

   .   Pennsylvania Portfolio

   .   Virginia Portfolio

AllianceBernstein Trust

   .   AllianceBernstein Global Value Fund

   .   AllianceBernstein International Value Fund

   .   AllianceBernstein Small/Mid Cap Value Fund

   .   AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

   .   AllianceBernstein Balanced Wealth Strategy

   .   AllianceBernstein Growth Fund

   .   AllianceBernstein Tax-Managed Balanced Wealth Strategy

   .   AllianceBernstein Tax-Managed Wealth Appreciation Strategy

   .   AllianceBernstein Tax-Managed Wealth Preservation Strategy

   .   AllianceBernstein Wealth Appreciation Strategy

   .   AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

   .   AllianceBernstein Intermediate California Municipal Portfolio

   .   AllianceBernstein Intermediate Diversified Municipal Portfolio

   .   AllianceBernstein Intermediate New York Municipal Portfolio

   .   AllianceBernstein International Portfolio

   .   AllianceBernstein Short Duration Portfolio

   .   AllianceBernstein Tax-Managed International Portfolio

   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of any of the Portfolios may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

    (i)the investor's current purchase;

   (ii)the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

  (iii)the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

   Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

   General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of that Portfolio.

   Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

   CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.(P)

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

   Payments to Financial Advisors and Their Firms

   Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these

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financial intermediaries a fee of up to 1% on purchases of $1 million or more.
Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

   .   upfront sales commissions

   .   Rule 12b-1 fees

   .   additional distribution support

   .   defrayal of costs for educational seminars and training

   . payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.

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Other Payments for Distribution Services and Educational Support

   In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 1b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Operating Expenses" in the Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

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   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

   ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   A.G. Edwards
   AIG Advisor Group
   Ameriprise Financial Services
   AXA Advisors
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Charles Schwab
   Chase Investment Services
   Citicorp Investment Services
   Citigroup Global Markets
   Commonwealth Financial Network
   Donegal Securities
   Independent Financial Marketing Group
   ING Advisors Network
   LPL Financial Corporation
   McDonald Investments
   Merrill Lynch
   MetLife Securities
   Morgan Stanley
   Mutual Service Corporation
   National Financial
   PFS Investments
   Raymond James
   RBC Dain Rauscher
   Robert W. Baird
   Securities America
   Signator Investors
   UBS AG
   UBS Financial Services
   Wachovia Securities
   Wells Fargo Investments

   Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Shares - How to Sell
Shares." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

   Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolios tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolios' portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

   To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified

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

portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic fund transfer of shares for which no stock certificates have been issued by telephone at
(800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption By Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

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

Repurchase

   The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer Portfolio shares to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

   The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all shares of each of the Portfolios unless otherwise indicated.

Automatic Investment Program

   Investors may purchase shares of the Portfolios through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $200) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial

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

investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege

   You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Portfolio, for the purpose of conversion to Class A shares of the Portfolio. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for the federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

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

   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports

   Each shareholder of the Portfolios receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                NET ASSET VALUE

   The NAV is computed at the next close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

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   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

   (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value

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pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

   The assets attributable to the Class A shares, Class B shares and Class C shares of the Tax-Managed International Portfolio will be invested together in a single portfolio and the assets attributable to the Class A shares, Class B shares and Class C shares of the International Portfolio will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plans adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolios. The Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolios nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The Portfolios may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

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

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

   The Portfolios may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   Information about the brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, and to Bernstein Limited, which is also an affiliated broker of the Fund, is set forth in the following table:

                                                                 Brokerage
                                         Aggregate Brokerage    Commissions
                                             Commissions     Paid to Affiliated
Portfolio                                       Paid               Broker
---------                                ------------------- ------------------
Tax-Managed International Portfolio.....
   Fiscal Year Ended September 30, 2005.     $ 9,192,797          $311,067
   Fiscal Year Ended September 30, 2006.     $12,276,629          $ 69,890
   Fiscal Year Ended September 30, 2007.     $10,116,685          $158,225
International Portfolio.................
   Fiscal Year Ended September 30, 2005.     $ 4,659,022          $ 47,763
   Fiscal Year Ended September 30, 2006.     $ 5,644,363          $ 11,945
   Fiscal Year Ended September 30, 2007.     $ 5,101,222          $  4,908

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

   The following table relates to brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio to Bernstein LLC and its predecessor for the fiscal year ended September 30, 2007:

                                                         % of Aggregate Dollar
                                                         Amount of Transactions
                                                         Involving the Payment
                              % of Portfolio's Aggregate     of Commissions
                                Brokerage Commissions       Effected Through
Portfolio                     Paid to Affiliated Broker    Affiliated Broker
---------                     -------------------------- ----------------------
Tax-Managed International
  Portfolio..................             0%                       0%
International Portfolio......             0%                       0%

   The following table relates to brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio to Bernstein Limited for the fiscal year ended September 30, 2007:

                                                        % of Aggregate Dollar
                                                       Amount of Transactions
                           % of Portfolio's Aggregate Involving the Payment of
                             Brokerage Commissions      Commissions Effected
Portfolio                  Paid to Affiliated Broker  Through Affiliated Broker
---------                  -------------------------- -------------------------
Tax-Managed International
  Portfolio...............            1.56%                     1.08%
International Portfolio...            0.10%                     0.07%

   Disclosure of Portfolio Holdings

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Manager's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Portfolios' shareholders. The Manager's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolios is to declare and pay ordinary income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements").

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets). A distribution from a Portfolio generally is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Portfolio from taxable domestic corporations and certain qualified foreign corporations, and provided that the Portfolio meets certain holding period and other requirements with respect to the underlying security. In addition, a non-corporate shareholder (including individuals, trusts and estates) must meet certain holding period requirements with respect to the shares of the Portfolio in order to take advantage of the 15% tax rate. To the extent distributions from a Portfolio are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts ("REITs"), or short-term capital gains, the distributions will not be eligible for such rate. Each Portfolio will notify you as to how much of such Portfolio's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or
(ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are

Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

   The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

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

   Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   In general, gain or loss on a short sale is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

   Provided the Portfolios qualify as a regulated investment company and more than 50% of the value of each Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, the Portfolios may elect for U. S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U. S. federal income tax deduction or as foreign tax credit against their U. S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

   Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

   The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. However, under the PFIC rules, the Portfolios may elect to mark shares of PFIC to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by a Portfolio from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes;
(3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares of the Portfolio. For taxable years before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by a Portfolio to a foreign shareholder and properly designated as such by the Portfolio are eligible for an exemption from the 30% U.S. withholding tax. However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such "interest-related dividends" or as "short-term capital gain dividends," and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio's net short-term capital gains over net long-term capital losses. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

   A distribution from a Portfolio to foreign shareholders who have held more than 5% of the Portfolio at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution received by the Portfolio from a REIT. A distribution paid prior to 2008 attributable to a Portfolio's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

         CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                         FIRM AND FINANCIAL STATEMENTS

Custodian

   State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2007 and was filed on December 12, 2007. It is available without charge upon request by calling ABIS at (800) 227-4618.

                              GENERAL INFORMATION

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001.

   Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the Portfolio has the same rights and is identical in all respects except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolios votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

   As of January 4, 2008, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the Tax-Managed International Portfolio or the International Portfolio or any class of the
Portfolios:

                                                    NO. OF
                                                   SHARES OF  % OF
            NAME AND ADDRESS                         CLASS    CLASS
            ----------------                      ----------- -----
            TAX-MANAGED INTERNATIONAL PORTFOLIO

            CLASS A SHARES:
            Pershing LLC.........................  29,968.625 10.95%
            PO Box 2052
            Jersey City, NJ 07303-2052

            Citigroup Global Markets.............  55,600.545 20.32%
            House Account
            ATTN: Cindy Tempesta
            333 West 34th St, Floor 3
            New York, NY 10001-2402

            CLASS B SHARES:
            MLPF&S...............................  11,465.016 40.96%
            For the Sole Benefit of Its Customers
            ATTN: Fund Admin.
            4800 Deer Lake Drive East, Floor 2
            Jacksonville, FL 32246-6484

            Pershing LLC.........................   3,456.826 12.35%
            PO Box 2052
            Jersey City, NJ 07303-2052

            Edward D. Jones & Co.................   1,579.629  5.64%
            ATTN: Mutual Fund Shareholder Account
            201 Progress Pkwy
            Maryland Hts, MO 63043-3009

            CLASS C SHARES:
            First Clearing LLC...................  14,480.943  7.98%
            Special Custody Account for the
            Exclusive Benefit of Customer
            10750 Wheat First Dr.
            Glen Allen, VA 23060-9245

            MLPF&S............................... 100,363.323 55.29%
            For the Sole Benefit of Its Customers
            ATTN: Fund Admin.
            4800 Deer Lake Drive East, Floor 2
            Jacksonville, FL 32246-6484

                                                               NO. OF
                                                              SHARES OF  % OF
NAME AND ADDRESS                                                CLASS    CLASS
----------------                                             ----------- -----
Pershing LLC................................................  16,082.962  8.86%
PO Box 2052
Jersey City, NJ 07303-2052

INTERNATIONAL PORTFOLIO

CLASS A SHARES:
MLPF&S...................................................... 184,928.335 10.54%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

First Clearing LLC.......................................... 312,668.321 17.81%
Special Custody Acct for the Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

Pershing LLC................................................ 101,713.589  5.79%
PO Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets.................................... 143,696.871  8.19%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

CLASS B SHARES:
MLPF&S......................................................  31,486.177 13.77%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Citigroup Global Markets....................................  15,985.051  6.99%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

                                                               NO. OF
                                                              SHARES OF  % OF
NAME AND ADDRESS                                                CLASS    CLASS
----------------                                             ----------- -----
Pershing LLC................................................  23,302.811 10.19%
PO Box 2052
Jersey City, NJ 07303-2052

CLASS C SHARES:
MLPF&S...................................................... 313,591.689 27.05%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Citigroup Global Markets.................................... 114,692.302  9.89%
House Account
ATTN: Cindy Tempesta
333 West 34th St, Floor 3
New York, NY 10001-2402

AG Edwards & Sons Inc.......................................  60,438.281  5.21%
Omnibus Account
One North Jefferson
St Louis, MO 63103-2287

Additional Information

   Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                  APPENDIX A

Description of Corporate and Municipal Bond Ratings

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/4/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

/4/  Reprinted from Standard & Poor's Bond Guide

Fitch/5/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

/5/  As provided by Fitch Ratings, Inc.

Moody's/6/

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

/6/  Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/7/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

/7/  Reprinted from Standard & Poor's Bond Guide

Fitch/8/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/9/

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well-established access to a range of financial markets and assured sources of alternate liquidity.

/8/  As provided by Fitch Ratings, Inc.

/9/  Reprinted from Moody's Bond Record and Short Term Market Record

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P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/10/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

/10/ Reprinted from Standard & Poor's Bond Guide

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MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/11/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

/11/ As provided by Fitch Ratings, Inc.

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                                  APPENDIX B

                                   [Graphic]

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                                  Firm Policy

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                   Statement of Policies and Procedures for
                                 Proxy Voting

1. Introduction

   As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

   2.1.CORPORATE GOVERNANCE

       AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various

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       proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

   2.2.ELECTIONS OF DIRECTORS

       Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

   2.3.APPOINTMENT OF AUDITORS

       AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

   2.4.CHANGES IN LEGAL AND CAPITAL STRUCTURE

       Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent

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       of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

   2.5.CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS

       AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6.PROPOSALS AFFECTING SHAREHOLDER RIGHTS

       AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7.ANTI-TAKEOVER MEASURES

       AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8.EXECUTIVE COMPENSATION

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares

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       available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

   2.9.SOCIAL AND CORPORATE RESPONSIBILITY

       AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

   3.1.PROXY VOTING COMMITTEES

       Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

   3.2.CONFLICTS OF INTEREST

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or

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       supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

   3.3.PROXIES OF CERTAIN NON-US ISSUERS

       Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

       In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing

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       AllianceBernstein's voting instructions. Although it is
       AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

   3.4.LOANED SECURITIES

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

   3.5.PROXY VOTING RECORDS

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

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[GRAPHIC]

                                     AllianceBernstein Short Duration Portfolio
                                                      Class A, Class B, Class C

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

                      STATEMENT OF ADDITIONAL INFORMATION
                               January 28, 2008

This Statement of Additional Information ("SAI") relates to the AllianceBernstein Short Duration Class A ("Class A") shares, AllianceBernstein Short Duration Class B ("Class B") shares and AllianceBernstein Short Duration Class C ("Class C") shares of the AllianceBernstein Short Duration Plus Portfolio (the "Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund"). This SAI is not a prospectus but supplements and should be read in conjunction with the prospectus, dated January 28, 2008, for the Portfolio's Class A, Class B and Class C shares (the "Prospectus"). Certain financial statements from the Fund's annual report dated September 30, 2007 are incorporated by reference into this SAI. Copies of the Fund's Prospectus and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc., ("ABIS") at the address or the "For Literature" telephone number shown above. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS
                                                                           Page
                                                                           ----
FUND HISTORY..............................................................   3
INVESTMENT STRATEGIES AND RELATED RISKS...................................   3
INVESTMENT RESTRICTIONS...................................................   6
INVESTMENTS...............................................................   7
MANAGEMENT OF THE FUND....................................................  27
EXPENSES OF THE FUND......................................................  32
PURCHASE OF SHARES........................................................  34
REDEMPTION AND REPURCHASE OF SHARES.......................................  48
SHAREHOLDER SERVICES......................................................  49
NET ASSET VALUE...........................................................  51
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................  53
BROKERAGE AND PORTFOLIO TRANSACTIONS......................................  58
GENERAL INFORMATION.......................................................  60
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
  FINANCIAL STATEMENTS....................................................  61
APPENDIX A................................................................  63
APPENDIX B................................................................  68

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.

   The Short Duration Plus Portfolio, doing business as AllianceBernstein Short Duration Portfolio, commenced offering the Short Duration Plus Class shares on December 12, 1988, pursuant to a separate Prospectus. On May 21, 2003, the Portfolio commenced offering Class A shares, Class B shares, and Class C shares.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objective, policies and restrictions of the Portfolio set forth in the Portfolio's Prospectus. Except as otherwise noted, the Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to the Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that the Portfolio will achieve its investment objective.

   The Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, the Portfolio may invest in any of the securities described in the Prospectus and this SAI. In addition, the Portfolio may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

   The Portfolio will not purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") to be of comparable quality. In addition, the Portfolio will not purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, the Portfolio has policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of the Portfolio may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of the Portfolio may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of the Portfolio's shares fluctuates with the value of its investments.

The term "net assets," as used in this SAI, means net assets plus any borrowings.

Recent Market Events

   The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolio.

   The Portfolio may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

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   If the Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolio may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   The Portfolio may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to the Portfolio if invested in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. In purchasing these subordinated notes, the Portfolio will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolio may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   The Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

                            INVESTMENT RESTRICTIONS

   The Portfolio is subject to fundamental investment restrictions. The fundamental restrictions applicable to the Portfolio may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of the Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   The Portfolio will not, except as otherwise provided herein:

    1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position;

    3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

    5) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    6) Purchase oil, gas or other mineral interests;

    7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

    8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

    11)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry.);

    12)Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items

       (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment;

    13)Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

    14)Make investments for the purpose of exercising control or management;

    15)Invest in securities of other registered investment companies;

    16)Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. The Portfolio has not and does not currently intend to:

    1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

    2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

   With respect to the Portfolio, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

                                  INVESTMENTS

   Subject to the Portfolio's investment policies, the Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies, (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks;
(vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements;
(xiii) preferred stock; and (xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolio. Of course, the extent to which the Portfolio emphasizes each of the categories of investment described depends upon the investment objective and restrictions of the Portfolio. Some information regarding some of these types of investments is provided below.

Mortgage-Related Securities.

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which the Portfolio might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government. The Portfolio may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolio will take such insurance into account in determining whether to invest in such pools.

   The Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolio may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

   In another version of mortgage related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

   Payments to the Portfolio from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolio generally receives prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolio normally does not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it invests such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolio is, however, reflected in dividends to shareholders.

Asset-Backed Securities.

   The Portfolio may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolio.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities.

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolio's investment objective depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by the Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sales of such security by the Portfolio, but the Manager will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for the Portfolio.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolio and the value of the Portfolio would be affected. Additionally, the Manager would reevaluate the Portfolio's investment objective and policies.

Private Placements.

   The Portfolio may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act"), so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

   Where registration of restricted securities is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolio. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio's securities could be adversely affected.

Loan Participations and Assignments.

   The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or higher.

   When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

Preferred Stock.

   The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign (Non-U.S.) Securities.

   While the Portfolio generally invests in domestic securities, the Portfolio may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objective of the Portfolio. The Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. The Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include:

   Foreign Currency Risk.

   A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which involve certain special risks.

   Other Risks.

   Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Warrants.

   The Portfolio may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations.

   The Portfolio may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolio expects to invest no more than 5% of the Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolio limits its purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolio limits its purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolio are not insured.

Convertible Securities.

   The Portfolio may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities.

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolio, subject to Board guidelines.

Futures Contracts and Options on Futures Contracts.

   The Portfolio may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

   The Portfolio may purchase or sell options on futures contracts for hedging or other purposes. The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

   If the Manager wishes to shorten the effective duration of the Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of the Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolio's use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, the Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. The Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   The Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

   Futures Contracts

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolio.

   At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   Interest Rate Futures.

   The purpose of the acquisition or sale of a futures contract, in the case of the Portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   Options on Futures Contracts.

   The Portfolio may write (i.e., sell) only covered put and call options on futures contracts. The Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. The Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it
(i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or
(iii) owns a short position in the underlying futures contract.

   The Portfolio may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index.

If the futures price at the expiration of the option is higher than the exercise price, the Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   The Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively. In addition, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

Options.

   The Portfolio may purchase put and call options on securities. The Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolio.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   The Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolio. When the Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by the Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   Options on Securities Indexes

   The Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. The Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   Options on Currency

   In addition, to the extent that the Portfolio invests in foreign securities, the Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter.

   Special Risks Associated with Options on Currency

   An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

   Covered Straddles

   The Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   Special Risks Associated with Options in General

   The Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "More Information About the Portfolios and Their Investments -- Illiquid Securities" in the Prospectus.

   In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by the Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   Closing Transactions

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   The Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Structured Instruments.

   The Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Interest Rate Transactions (Swaps, Caps and Floors).

   The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

   The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market.

   The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolio would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

   Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Currency Swaps.

   The Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Credit Default Swap Agreements.

   This disclosure supplements the information in the prospectus.

   The Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for the Portfolio.

   The Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Repurchase Agreements.

   The Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. The Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

Reverse Repurchase Agreements.

   The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolio's borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act.

Dollar Rolls.

   This disclosure supplements the information in the prospectus.

   The Portfolio may enter into a type of dollar roll known as a "fee roll." In a fee roll, the Portfolio is compensated for entering into the fee roll by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period.

   Dollar rolls may be considered to be borrowings by the Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

Forward Currency Exchange Contracts.

   The Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio will generally not enter into a forward contract with a term greater than one year.

These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

   The Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when the Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolio does not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the Portfolio will succeed in pursuing contractual remedies. The Portfolio assumes the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

When-Issued Securities and Forward Commitments.

   The Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's NAV. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

Special Risk Considerations for Lower-Rated Securities.

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by the Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Industry Classification.

   In determining industry classifications for the Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                NUMBER OF
                                                PORTFOLIOS
                                                IN THE FUND
                                                COMPLEX
NAME, ADDRESS*,                                 OVERSEEN BY OTHER
AGE                PRINCIPAL OCCUPATION(S)      THE         DIRECTORSHIPS HELD
(YEAR ELECTED**)   DURING THE PAST FIVE YEARS   DIRECTOR    BY THE DIRECTOR
----------------   ---------------------------  ----------- ------------------
INTERESTED
DIRECTOR***
Marilyn G. Fedak   Executive Vice President of      12      None
1345 Avenue of the the Manager, with which she
Americas           has been associated since
New York, NY 10105 prior to 2003. She is Head
61                 of Bernstein Global Value
(2007)             Equities and Co-Chief
                   Investment Officer of U.S.
                   Large Cap Value Equities

DISINTERESTED
DIRECTORS
Chairman of the Board   Managing Partner, Botanica     12  TIAA-CREF; North
Rosalie J. Wolf /#/     Capital Partners LLC, and a        European Oil
66                      member of the Investment           Royalty Trust
(2000)                  Committee of the Board at the
                        David and Lucile Packard
                        Foundation. Formerly, she was
                        a Managing Director at Offit
                        Hall Capital Management LLC
                        from January 2001 through
                        2003. From 1994-2000 she was
                        Treasurer and Chief
                        Investment Officer of The
                        Rockefeller Foundation.
                        Earlier she held financial
                        executive positions with
                        International Paper Company,
                        Bankers Trust, and Mobil Oil
                        Corporation.

Irwin Engelman /#/^     Business Consultant.           12  WellGen Inc.
73                      Formerly, Executive Vice           (biotechnology);
(2000)                  President and Chief Financial      eMagin Corporation
                        Officer, YouthStream Media         (information
                        Networks; Vice Chairman and        technology); New
                        Chief Administrative Officer,      Plan Excel Realty
                        Revlon Inc., and Executive         Trust
                        Vice President and Chief
                        Financial Officer, MacAndrews
                        & Forbes Holdings, Inc. since
                        prior to 2003.

Bart Friedman /#+/      Senior Partner at Cahill       12  The Brookings
63                      Gordon & Reindel LLP (law          Institution;
(2005)                  firm) since prior to 2003.         Lincoln Center for
                                                           the Performing
                                                           Arts; The Mountain
                                                           School of Milton
                                                           Academy; Allied
                                                           World Assurance
                                                           Holdings

William Kristol /#+/    Editor, The Weekly Standard    12  Manhattan
55                      since prior to 2003; He is         Institute; John M.
(1994)                  also an Op-Ed Page Columnist,      Ashbrook Center
                        The New York Times.                for Public Affairs
                                                           at Ashland
                                                           University; The
                                                           Salvatori Center
                                                           at Claremont
                                                           McKenna College;
                                                           The Shalem
                                                           Foundation;
                                                           Institute for the
                                                           Study of War

Donald K. Peterson /#+/ Formerly Chairman & Chief      12  Worcester
58                      Executive Officer, Avaya Inc.      Polytechnic
(2007)                  (communications) (January          Institute; Amos
                        2002 - September 2006);            Tuck School of
                        President and Chief Executive      Business
                        Officer, Avaya Inc. (October       Administration;
                        2000 - December 2001); Chief       Teachers Insurance
                        Financial Officer, Lucent          & Annuity
                        Technologies (1996 - February      Association of
                        2000); President, Enterprise       America; Committee
                        Systems Group (February 2000       for Economic
                        - September 2000); Chief           Development
                        Financial Officer, AT&T,
                        Communications Services Group
                        (1995 - 1996); President,
                        Nortel Communications
                        Systems, Inc. (1994 - 1995).
                        Prior thereto he was at
                        Nortel from 1976 - 1995.

Thomas B. Stiles II /#+/ President -- Cedar Lawn        12  Cedar Lawn
67                       Corporation (cemetery).            Corporation
(2003)                   Formerly Managing Director,
                         Senior Portfolio Manager and
                         Director of Investment
                         Strategy of Smith Barney
                         Asset Management from 1997
                         until his retirement in 1999.
                         Prior thereto, Chairman and
                         Chief Executive Officer of
                         Greenwich Street Advisors
                         from 1988-1997 and Executive
                         President and Director of
                         E.F. Hutton Group from
                         1982-1987.

* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**  There is no stated term of office for the Fund's Directors.

*** Ms. Fedak is an "interested person," as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

#   Member of the Fund's Audit Committee and Independent Directors Committee.

^   Member of the Fund's Fair Value Pricing Committee.

+   Member of the Fund's Nominating, Governance and Compensation Committee.

   The Fund's Board of Directors has four standing committees of the Board - an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Nominating, Governance and Compensation Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met once during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and
(F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Company, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.

   The following table sets forth the dollar range of equity securities in the Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 4, 2008.

Share Ownership and Compensation

                                                     Aggregate Dollar Range of Equity
                                                       Securities in All Registered
                            Dollar Range of           Investment Companies Overseen
                          Equity Securities in              by Director in the
Name                         the Portfolio            AllianceBernstein Fund Complex
----                      -------------------- --------------------------------------------
Interested Director:
Marilyn G. Fedak                   $0                         Over $100,000
Disinterested Directors:
Irwin Engelman                     $0                         Over $100,000
Bart Friedman                      $0                         Over $100,000
William Kristol                    $0                         Over $100,000

Donald K. Peterson        $0                 Over $100,000
Thomas B. Stiles II       $0                 Over $100,000
Rosalie J. Wolf           $0                 Over $100,000

   As of January 4, 2008, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the calendar year ended December 31, 2007 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                Total Number
                                                  Total Number  of Investment
                                                  of Investment  Portfolios
                                                  Companies in   within the
                                                  the Alliance    Alliance
                                        Total     Fund Complex, Fund Complex
                                    Compensation  Including the Including the
                                      from the     Fund, as to   Fund, as to
                        Aggregate   Alliance Fund   which the     which the
                       Compensation   Complex,    Director is a  Director is
                         from the   Including the  Director or  a Director or
Name of Director           Fund         Fund         Trustee       Trustee
----------------       ------------ ------------- ------------- -------------
Marilyn G. Fedak         $      0     $      0          1            12
Irwin Engelman           $132,500     $132,500          1            12
Bart Friedman            $112,500     $112,500          1            12
William Kristol          $111,250     $111,250          1            12
Donald K. Peterson*      $ 26,250     $ 26,250          1            12
Thomas B. Stiles II      $127,500     $127,500          1            12
Rosalie J. Wolf          $152,500     $152,500          1            12

* Mr. Peterson was elected as a Director of the Fund on July 26, 2007.

   As of January 4, 2008, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

Officer Information

   Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*                                    PRINCIPAL OCCUPATION
AND AGE                POSITION(S) HELD WITH FUND     DURING LAST 5 YEARS
------------------     ------------------------------ -----------------------------------------

Marilyn G. Fedak, 61   President                      See biography above.

Philip L. Kirstein, 62 Senior Vice President and      Senior Vice President and Independent
                       Independent Compliance Officer Compliance Officer of the
                                                      AllianceBernstein Funds, with which he
                                                      has been associated since October 2004.
                                                      Prior thereto, he was Of Counsel to
                                                      Kirkpatrick & Lockhart, LLP (law firm)
                                                      from October 2003 to October 2004, and
                                                      General Counsel of Merrill Lynch
                                                      Investment Managers, L.P. since prior to
                                                      2003 until March 2003.

Emilie Wrapp, 52       Secretary                      Senior Vice President, Assistant General
                                                      Counsel and Assistant Secretary of
                                                      AllianceBernstein Investments, Inc.
                                                      ("ABI"),** with which she has been
                                                      associated since prior to 2003.

Joseph J. Mantineo, 48 Treasurer and Chief Financial  Senior Vice President of
                       Officer                        AllianceBernstein Investor Services, Inc.
                                                      ("ABIS")** with which he has been
                                                      associated since prior to 2003.

--------
* The address for each of the Fund's officers is AllianceBernstein, L.P., 1345 Avenue of the Americas, New York, NY 10105.

** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

Manager

   The Fund's investment manager is AllianceBernstein, with offices at 1345 Avenue of the Americas, New York, New York 10105.

   AllianceBernstein is a leading global investment management firm supervising client accounts with assets as of September 30, 2007 totaling approximately $813.0 billion. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, AllianceBernstein is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by AllianceBernstein on October 2, 2000.

   AllianceBernstein is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2007, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.3% of the issued and outstanding units of limited partnership interest in AllianceBernstein ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticket symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AB Corp. is the general partner of both AllianceBernstein and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in AllianceBernstein. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

   As of September 30, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.8% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in AllianceBernstein and Holding, represent an economic interest of approximately 63.2% in AllianceBernstein. As of September 30, 2007, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of the Portfolio, AllianceBernstein manages the investment of the Portfolio's assets. AllianceBernstein makes investment decisions for the Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Management Agreement; AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   The Portfolio pays the Manager for the services performed on behalf of the Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at an annual rate of 0.45% of the Portfolio's average daily net assets up to, but not exceeding $750 million and at an annual rate of 0.40% of the Portfolio's average daily net assets in excess of $750 million. The table below indicates the investment management fees accrued or paid by the Portfolio to AllianceBernstein for the fiscal years ended September 30, 2005, September 30, 2006 and September 30, 2007:

            Management Fee for the Fiscal Years Ended September 30,

          2005                      2006                     2007
------------------------  ------------------------  -----------------------
$2,515,435                $2,214,485                $2,026,619

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolio except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, the Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of the Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolio's shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Director's meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders;
(x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolio's securities transactions; (xi) the cost of stock certificates representing shares of the Portfolio;
(xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 25, 2007.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc. and Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2007, AllianceBernstein employees had approximately $8,199,384 invested in shares of the Fund and approximately $584,816,453 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolio's portfolio are made by the US Investment Grade: Structured Asset Investment Team. The four investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolio's portfolio are: Shawn Keegan, Lipkee Lu, Jeffrey Phlegar and Raymond Wong. For additional information about the portfolio management of the Portfolio, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

   The aforementioned individuals did not own shares in the Portfolio's securities as of September 30, 2007.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2007.
--------
/1/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                     Total Assets of
                                Total Assets of                      Registered
                Total Number of Registered      Number of Registered Investment
                Registered      Investment      Investment Companies Companies Managed
                Investment      Companies       Managed with         with
Portfolio       Companies       Managed (in     Performance-based    Performance-based
Manager         Managed         millions)       Fees                 Fees (in millions)
---------       --------------- --------------- -------------------- ------------------
Shawn Keegan           8            $11,962             None                None
Lipkee Lu              7            $ 4,456             None                None
Jeffrey Phlegar       29            $20,052                1               $  27
Raymond Wong           7            $ 4,456             None                None

                       OTHER POOLED INVESTMENT VEHICLES

                                                                   Total Assets of
                                                                   Pooled Investment
                Total Number                   Number of Pooled    Vehicles Managed
                of Pooled    Total Assets of   Investment Vehicles with
                Investment   Pooled Investment Managed with        Performance-
Portfolio       Vehicles     Vehicles Managed  Performance-based   based Fees
Manager         Managed      (in millions)     Fees                (in millions)
---------       ------------ ----------------- ------------------- -----------------
Shawn Keegan          7           $   264             None                None
Lipkee Lu            15           $ 6,238                2              $  282
Jeffrey Phlegar      64           $28,585                4              $3,378
Raymond Wong         15           $ 6,238                2              $  282

                                OTHER ACCOUNTS

                Total Number Total Assets of                        Total Assets of Other
                of Other     Other Accounts  Number of Other        Accounts with
Portfolio       Accounts     Managed (in     Accounts Managed with  Performance-based
Manager         Managed      millions)       Performance-based Fees Fees (in millions)
---------       ------------ --------------- ---------------------- ---------------------
Shawn Keegan         253         $11,219                4                  $  568
Lipkee Lu            724         $ 5,131                4                  $  568
Jeffrey Phlegar    1,197         $91,630               19                  $5,855
Raymond Wong         724         $ 5,131                4                  $  568

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.2

   (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

                             EXPENSES OF THE FUND

Distribution Services Agreement

   The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investments, Inc. ("ABI"), the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolio's Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

   For the Fund's fiscal year ended September 30, 2007, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $111,289, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $906,170. Of the $1,017,459 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $2,166 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $620,012 for compensation to broker-dealers and other financial intermediaries (including, $374,416 to the Fund's Principal Underwriter), $30,857 for compensation to sales personnel and $364,424 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

   For the Fund's fiscal year ended September 30, 2007, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $135,392, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the $86,741
--------
/2/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $58 was spent on advertising, $83 on the printing and mailing of prospectuses for persons other than current shareholders, $61,604 for compensation to broker-dealers and other financial intermediaries (including, $18,211 to the Fund's Principal Underwriter), $1,267 for compensation to sales personnel, $18,190 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $5,539 was spent on interest on Class B shares financing, and $148.651 was used to offset the distribution service fee paid in prior years.

   For the Fund's fiscal year ended September 30, 2007, the Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class C shares, in amounts aggregating $159,895, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $45,459. Of the $205,354 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $143 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $179,922 for compensation to broker-dealers and other financial intermediaries (including, $24,630 to the Fund's Principal Underwriter), $1,649 for compensation to sales personnel, $23,587 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $53 was spent on interest on Class C shares financing.

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

   With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

   Unreimbursed distribution expenses incurred as of September 30, 2007, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

             Amount of Unreimbursed Distribution Expenses Carried
               Over (as a percentage of the Class's net assets)

                          Class B            Class C
                     -----------------  -----------------
                     $197,873(1.83%)    $663,961 (4.94%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolio and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of the Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 25, 2007.

   In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Principal Underwriter with respect to that class and (ii) the Portfolio would not be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

   Transfer Agency Agreement. ABIS, an indirect wholly owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of the Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2007, ABIS was entitled to receive $34,190 under the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Portfolio's Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

   Code of Ethics and Proxy Voting Policies and Procedures. The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolio's Prospectus under the heading "Investing in the Funds."

General

   Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), in each case as described below. All of the classes of shares of the Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through
(i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),

(ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

   Investors may purchase shares of the Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Portfolio's shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders.

   The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated With Excessive or Short-Term Trading Generally.

   While AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engages in excessive or short-term trading. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading.

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   . Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

   . Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

   . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

   . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI and ABIS will be able to identify these shareholders or curtail their trading practices. In particular, the AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

   The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share NAV is computed as of the next close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAV of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of the Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable
Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolio, stock certificates representing shares of the Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements.

   Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase
Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

   For the Fund's fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio was $95,496, $86,200 and $100,031, respectively. Of that amount, the Principal Underwriters received the amounts of $1,269, $3,777 and $5,331, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed selected dealers (and was, accordingly, retained by the Principal Underwriters). During the Fund's fiscal year end September 30,
2007, September 30, 2006 and September 30, 2005, the Principal Underwriter received CDSCs of $13,110, $1,332 and $5,149, respectively, on Class A shares, $9,988, $44,304 and $92,771, respectively, on Class B shares and $2,638, $2,316 and $13,555, respectively, on Class C shares.

Class A Shares

   The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                 Sales Charge

                                             Discount or
                                As % of the Commission to
                                  Public      Dealers or
Amount of         As% of Net     Offering   Agents As % of
Purchase        Amount Invested    Price    Offering Price
---------       --------------- ----------- --------------
Up to
$100,000             4.44%         4.25%         4.00%
$100,000 up to
$250,000             3.36%         3.25%         3.00%
$250,000 up to
$500,000             2.30%         2.25%         2.00%
$500,000 up to
$1,000,000*          1.78%         1.75%         1.50%

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares -- Conversion Feature." The Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

   Class A Shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

     (i) investment management clients of the Manager or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

    (ii) present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

   (iii) officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person;

    (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by a Principal Underwriter, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

     (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares

   Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

   Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                     Contingent Deferred Sales
                          Charge for the
                       Fund as a % of Dollar
Years                    Amount Subject to
Since Purchase                Charge
--------------       -------------------------
First...............           4.00%
Second..............           3.00%
Third...............           2.00%
Fourth..............           1.00%
Fifth and thereafter           None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or
(vii) for permitted exchanges of shares.

Alternative Purchase Arrangements - Group Retirement Plans

   The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

   Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 plan.

   Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

   Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest. For example, the Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." A "purchase" means a single or concurrent purchase of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

   Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein 2000 Retirement Strategy

   .   AllianceBernstein 2005 Retirement Strategy

   .   AllianceBernstein 2010 Retirement Strategy

   .   AllianceBernstein 2015 Retirement Strategy

   .   AllianceBernstein 2020 Retirement Strategy

   .   AllianceBernstein 2025 Retirement Strategy

   .   AllianceBernstein 2030 Retirement Strategy

   .   AllianceBernstein 2035 Retirement Strategy

   .   AllianceBernstein 2040 Retirement Strategy

   .   AllianceBernstein 2045 Retirement Strategy

   .   AllianceBernstein 2050 Retirement Strategy

   .   AllianceBernstein 2055 Retirement Strategy

   .   U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Intermediate Bond Portfolio

AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Diversified Yield Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Focused Growth & Income Fund, Inc.

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Health Care Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Technology Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein International Research Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

   .   California Portfolio

   .   Insured California Portfolio

   .   Insured National Portfolio

   .   National Portfolio

   .   New York Portfolio

AllianceBernstein Municipal Income Fund II

   .   Arizona Portfolio

   .   Florida Portfolio

   .   Massachusetts Portfolio

   .   Michigan Portfolio

   .   Minnesota Portfolio

   .   New Jersey Portfolio

   .   Ohio Portfolio

   .   Pennsylvania Portfolio

   .   Virginia Portfolio

AllianceBernstein Trust

   .   AllianceBernstein Global Value Fund

   .   AllianceBernstein International Value Fund

   .   AllianceBernstein Small/Mid Cap Value Fund

   .   AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

   .   AllianceBernstein Balanced Wealth Strategy

   .   AllianceBernstein Growth Fund

   .   AllianceBernstein Tax-Managed Balanced Wealth Strategy

   .   AllianceBernstein Tax-Managed Wealth Appreciation Strategy

   .   AllianceBernstein Tax-Managed Wealth Preservation Strategy

   .   AllianceBernstein Wealth Appreciation Strategy

   .   AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

   .   AllianceBernstein Intermediate California Municipal Portfolio

   .   AllianceBernstein Intermediate Diversified Municipal Portfolio

   .   AllianceBernstein Intermediate New York Municipal Portfolio

   .   AllianceBernstein International Portfolio

   .   AllianceBernstein Short Duration Portfolio

   .   AllianceBernstein Tax-Managed International Portfolio

   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." In such cases, the applicable sales charge will be based on the total of:

     (i) the investor's current purchase;

     (ii)the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

    (iii)the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts under "Alternative Purchase Arrangements--Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares the Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of the Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

   Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

   General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of such Portfolio.

   Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

   CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

Payments to Financial Advisors and Their Firms

   Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

   .   upfront sales commissions

   .   Rule 12b-1 fees

   .   additional distribution support

   .   defrayal of costs for educational seminars and training

   . payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

   In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 1b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund--Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Operating Expenses" in the Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   A.G. Edwards
   AIG Advisor Group
   Ameriprise Financial Services
   AXA Advisors
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Charles Schwab
   Chase Investment Services
   Citicorp Investment Services
   Citigroup Global Markets
   Commonwealth Financial Network
   Donegal Securities
   Independent Financial Marketing Group
   ING Advisors Network
   LPL Financial Corporation
   McDonald Investments
   Merrill Lynch
   MetLife Securities
   Morgan Stanley
   Mutual Service Corporation
   National Financial
   PFS Investments

   Raymond James
   RBC Dain Rauscher
   Robert W. Baird
   Securities America
   Signator Investors
   UBS AG
   UBS Financial Services
   Wachovia Securities
   Wells Fargo Investments

   Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

   Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

   To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption By Check. The Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

   Repurchase. The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

   General. The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolio's Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of the Portfolio unless otherwise indicated.

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

   Automatic Investment Program. Investors may purchase shares of the Portfolio through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $200) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

   Exchange Privilege. You may exchange your investment in the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including ABI Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. To receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAV as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports

   Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only

   Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

   When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

                                NET ASSET VALUE

   The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

   (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   The Portfolio may suspend the determination of its NAV(and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

   The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plans adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends the Portfolio to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolio) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by the Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by the Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolio intends to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, the Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements").

   If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. However, such rate generally will not apply to dividends received from the Portfolio.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

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

   Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Dividends paid by the Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of
(a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Portfolio will not be deductible for U.S. federal income tax purposes.

   The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

   Gain or loss realized by the Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by the Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolio may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by the Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though the Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolio are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolio.

   The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by the Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, the Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by the Portfolio from real estate investment trusts ("REITs"), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and
(4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to

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

the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, the Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the "IRS").

   Shareholders will receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to the Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from the Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio. For taxable years before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by a Portfolio to a foreign shareholder and properly designated as such by the Portfolio are eligible for an exemption from the 30% U.S. withholding tax. However, depending on its circumstances, the Portfolio may designate all, some or none of its potentially eligible dividends as such "interest-related dividends" or as "short-term capital gain dividends," and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio's net short-term capital gains over net long-term capital losses. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

   A distribution from the Portfolio to foreign shareholders who have held more than 5% of the Portfolio at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35%

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withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution received by the Portfolio from a REIT. A distribution paid prior to 2008 attributable to the Portfolio's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolio. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolio upon their individual tax situations.

                     BROKERAGE AND PORTFOLIO TRANSACTIONS

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolio. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolio nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolio, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolio; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolio.

   The Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder,

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which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   The Portfolio did not pay any brokerage commissions for the past three fiscal years.

Disclosure of Portfolio Holdings

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Manager's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best

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

interest of the Portfolios' shareholders. The Manager's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

                              GENERAL INFORMATION

   The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

   Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolio or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of the Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects the Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolio has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Portfolio, are entitled to receive the net assets of the Portfolio.

   As of January 4, 2008, to the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of the Portfolio, or any class of the Portfolio.

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                                                         NO. OF
NAME AND ADDRESS                                        SHARES OF
CLASS A SHARES:                                           CLASS    % OF CLASS
----------------                                       ----------- ----------
MLPF&S                                                 156,019.616    5.50%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Pershing LLC                                           554,056.503   19.53%
PO Box 2052
Jersey City, NJ 07303-2052

PIMS/Prudential Retirement                             462,886.648   16.32%
As nominee for the TTEE/Cust
Alliance Capital Management
1345 Ave of the Americas
20/th/ Floor
New York, NY 10105

Resources Trust Company                                344,511.492   12.14%
FBO New Jersey State Firemens Assoc.
PO Box 590
Denver, CO 80217-5900

CLASS B SHARES:
---------------
First Clearing LLC                                      53,982.950    6.96%
Special Custody Account for the Exclusive Benefit of
  Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S                                                  62,781.241    8.09%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Pershing LLC                                            91,739.448   11.82%
PO Box 2052
Jersey City, NJ 07303-2052

CLASS C SHARES:
---------------
MLPF&S                                                 383,534.891   34.28%
For the Sole Benefit of Its Customers
ATTN: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Citigroup Global Markets                                96,038.836    8.58%
House Account
ATTN: Cindy Tempesta
333 West 34th Street, Floor 3
New York, NY 10001-2402

CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
                                  STATEMENTS

Custodian

   State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

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Principal Underwriter

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolio. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolio.

Additional Information

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolio are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2007 and was filed on December 12, 2007. It is available without charge upon request by calling ABIS at (800) 227-4618.

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                                  APPENDIX A

Description of Corporate and Municipal Bond Ratings

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/3/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch/4/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.
--------
/3/  Reprinted from Standard & Poor's Bond Guide

/4/  As provided by Fitch Ratings, Inc.

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

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's/5/

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
--------
/5/  Reprinted from Moody's Bond record and Short Tern Market Record.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/6/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

   Fitch/7/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/8/

Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:
--------
/6/  Reprinted from Standard & Poor's Bond Guide.

/7/  As provided by Fitch Ratings, Inc.

/8/  Reprinted from Moody's Bond Record and Short Term Market Record.

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/9/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/10/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.
--------
/9/  Reprinted from Standard & Poor's Bond Guide.

/10/ As provided by Fitch Ratings, Inc.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

                                  APPENDIX B

                                   [GRAPHIC]

                                  Firm Policy

                   Statement of Policies and Procedures for
                                 Proxy Voting

1. Introduction

   As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

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

    2.1. Corporate Governance

         AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

    2.2. Elections of Directors

         Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

    2.3. Appointment of Auditors

         AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

    2.4. Changes in Legal and Capital Structure

         Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

    2.5. Corporate Restructurings, Mergers and Acquisitions

         AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

    2.6. Proposals Affecting Shareholder Rights

         AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

    2.7. Anti-Takeover Measures

         AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a

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

         detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

    2.8. Executive Compensation

         AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

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

    2.9. Social and Corporate Responsibility

         AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

    3.1. Proxy Voting Committees

         Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

    3.2. Conflicts of Interest

         AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
         (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees'

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         material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote;
         (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

         Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

    3.3. Proxies of Certain Non-US Issuers

         Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

         In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent
         AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy

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         or after the cut-off date for voting. Other markets require
         AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

    3.4. Loaned Securities

         Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

    3.5. Proxy Voting Records

         You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange SEC's web site at www.sec.gov or call AllianceBernstein at
         (800) 227-4618.

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